As filed with the Securities and Exchange Commission on April 28, 2000

                                                       REGISTRATION NO. 33-23251
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------


                         POST-EFFECTIVE AMENDMENT NO. 19
                                       TO

                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                              (EXACT NAME OF TRUST)

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                                ----------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                             DONA D. YOUNG, ESQUIRE

                                    PRESIDENT

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                                ----------------

                                   COPIES TO:

              MICHAEL BERENSON, ESQ.                                   EDWIN L. KERR, ESQ.
JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP                           COUNSEL
          1025 THOMAS JEFFERSON ST. N.W.                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                  SUITE 400 EAST                                        ONE AMERICAN ROW
            WASHINGTON, D.C. 20007-0805                         HARTFORD, CONNECTICUT 06102-5056

                                ----------------

                It is proposed that this filing will become effective:
                [ ] immediately upon filing pursuant to paragraph (b);

                [X] on May 1, 2000 pursuant to paragraph (b);

                [ ] 60 days after filing pursuant to paragraph (a)(1); or
                [ ] on pursuant to paragraph (a)(1) of Rule 485.
                [ ] this Post-Effective Amendment designates a new
                    effective date for a previously filed post-effective amendment.

================================================================================

                                                                     [VERSION A]

                                                            FLEX EDGE SUCCESS(R)
                                                                   JOINT EDGE(R)

                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171



PROSPECTUS                                                           MAY 1, 2000


This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection.

THE PHOENIX EDGE SERIES FUND
----------------------------
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Nifty Fifty Series
  [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
  [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Oakhurst Balanced Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series
  [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series


  MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
  [diamond] Phoenix-Aberdeen New Asia Series

  MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
  [diamond] Phoenix-Duff & Phelps Real Estate Securities Series


  MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
  [diamond] Phoenix-Bankers Trust Dow 30 Series
  [diamond] Phoenix-Federated U.S. Government Bond Series
  [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series
  [diamond] Phoenix-Janus Equity Income Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Janus Growth Series
  [diamond] Phoenix-Morgan Stanley Focus Equity Series
  [diamond] Phoenix-Schafer Mid-Cap Value Series

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------

  MANAGED BY BANKERS TRUST COMPANY
  [diamond] EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
  [diamond] Technology Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
  MANAGED BY TEMPLETON GLOBAL ADVISORS LIMITED
  [diamond] Templeton Growth Securities Fund -- Class 2

  MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
  [diamond] Templeton Asset Strategy Fund -- Class 2
  [diamond] Templeton International Securities Fund -- Class 2

  MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
  [diamond] Templeton Developing Markets Securities Fund-- Class 2

  MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
  [diamond] Mutual Shares Securities Fund-- Class 2


WANGER ADVISORS TRUST
---------------------
  MANAGED BY WANGER ASSET MANAGEMENT, L.P.
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Small Cap

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if accompanied or preceded by current prospectuses for the funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------

SPECIAL TERMS .........................................    4
SUMMARY ...............................................    6
PERFORMANCE HISTORY....................................    7
REDUCTION IN CHARGES...................................    7
PHOENIX AND THE VUL ACCOUNT............................    8
   Phoenix ............................................    8
   The VUL Account ....................................    8
   The GIA ............................................    8
THE POLICY ............................................    9
   Introduction .......................................    9
   Eligible Purchasers ................................    9
   Flexible Premiums ..................................    9
   Allocation of Issue Premium ........................   10
   Free Look Period ...................................   10
   Temporary Insurance Coverage .......................   10
   Transfer of Policy Value ...........................   10
     Systematic Transfer Program.......................   10
     Nonsystematic Transfers ..........................   11
   Determination of Subaccount Values .................   11
   Death Benefit ......................................   12
   Surrenders .........................................   13
   Policy Loans .......................................   13
   Lapse ..............................................   14
   Payment of Premiums During Period of Disability ....   14
   Additional Insurance Options .......................   15
   Additional Rider Benefits ..........................   15
INVESTMENTS OF THE VUL ACCOUNT ........................   16
   Participating Investment Funds......................   16
   Investment Advisors.................................   19
   Services of the Advisors ...........................   19
   Reinvestment and Redemption ........................   20
   Substitution of Investments ........................   20
CHARGES AND DEDUCTIONS ................................   20
   General.............................................   20
   Charges Deducted Once ..............................   20
     State Premium Tax Charge .........................   20
     Federal Tax Charge................................   20
   Periodic Charges....................................   20
   Conditional Charges.................................   21
   Investment Management Charge........................   22
   Other Taxes ........................................   22
GENERAL PROVISIONS ....................................   22
   Postponement of Payments ...........................   22
   Payment by Check ...................................   22
   The Contract .......................................   22
   Suicide ............................................   23
   Incontestability ...................................   23
   Change of Owner or Beneficiary .....................   23
   Assignment .........................................   23
   Misstatement of Age or Sex .........................   23
   Surplus.............................................   23
PAYMENT OF PROCEEDS ...................................   23
   Surrender and Death Benefit Proceeds ...............   23
   Payment Options ....................................   23
FEDERAL INCOME TAX CONSIDERATIONS .....................   24
   Introduction .......................................   24
   Phoenix's Income Tax Status ........................   24
   Policy Benefits ....................................   25
   Business-Owned Policies.............................   25
   Modified Endowment Contracts .......................   25
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   26
   Qualified Plans ....................................   26
   Diversification Standards ..........................   27
   Change of Ownership or Insured or Assignment .......   27
   Other Taxes ........................................   27
VOTING RIGHTS .........................................   27
   Phoenix.............................................   28
THE DIRECTORS AND EXECUTIVE OFFICERS
   OF PHOENIX..........................................   28
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   29
SALES OF POLICIES .....................................   29
STATE REGULATION ......................................   29
REPORTS ...............................................   29
LEGAL PROCEEDINGS .....................................   29
LEGAL MATTERS .........................................   29
REGISTRATION STATEMENT ................................   30
FINANCIAL STATEMENTS ..................................   30
APPENDIX A ............................................   94
APPENDIX B ............................................   99
APPENDIX C.............................................  100



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

INSURED: The person upon whose life the Policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the Policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

MULTIPLE LIFE POLICY: A Policy under which the number of Insureds is greater than one (1) but no more than five (5), and under which the death benefit is paid upon the death of the first Insured to die.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the Schedule Page of the Policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SINGLE LIFE POLICY: A Policy that covers the life of one (1) Insured.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The policy value varies with the investment performance of the Funds and is not guaranteed.

    The policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the Policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond] You may fully surrender this Policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the Policy. o The fixed benefit is equal to the Policy's face amount (Option 1) o The variable benefit equals the face amount plus the policy value (Option
          2)

          o After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

          o The death benefit is payable when the insured dies. See "Death Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:
[diamond] Single Life Policies:
          o Disability Waiver of Specified Premium
          o Accidental Death Benefit
          o Death Benefit Protection
          o Whole Life Exchange Option
          o Purchase Protection Plan

          o Living Benefits Option

          o Cash Value Accumulation
          o Child Term
          o Family Term
          o Business Term
[diamond] Multiple Life Policies:
          o Disability Benefit
          o Survivor Purchase Option
          o Term Insurance
          o Policy Exchange Option

    Availability of these Riders depends upon state approval and may involve an extra cost.

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond] Taxes
          o State Premium Tax Charge--2.25% on Single Life Policies Varies by state on Multiple Life Policies
          o Federal Tax Charge--1.50% on Single Life Policies

    See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond] Issue Expense Charge--Deducted in the first policy year only and payable in 12 monthly installments.

[diamond] Administrative Charge--The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insureds.

[diamond] Surrender Charge--Deducted if the Policy is surrendered within the first 10 policy years. See "Surrender Charge."


[diamond] Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.


[diamond] Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

[diamond] Transfer Charge--Maximum of $10. See "Nonsystematic Transfers.


FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge:

Single Life Policies:

[diamond] Policy years 1 through 15--.80% annually;

[diamond] Policy years 16 and after--.25% annually.

Multiple Life Policies:

[diamond] For all policy years--.80% annually

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] within 10 days after you receive the Policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.


    See "Free Look Period."


RISK OF LAPSE
    The Policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the Policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.



REDUCTION IN CHARGES
--------------------------------------------------------------------------------
    The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond] the number of insureds,

[diamond] the total premium expected to be paid,

[diamond] the total assets under management for the policyowner,

[diamond] the nature of the relationship among individual insureds,

[diamond] the purpose for which the policies are being purchased,

[diamond] whether there is a preexisting relationship with us, such as being an employee of PHL or its affiliates and their spouses; employees or agents who retire from PHL or its affiliates; Phoenix Equity Planning Corporation ("PEPCO"), its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

[diamond] internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.



PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------

PHOENIX

    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full time agents and through brokers. On April 17, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company authorized management to develop a plan for conversion from a mutual to a publicly traded stock company. If such a plan is developed and adopted by the Board, it would be subject to the approval of the New York Insurance Department and other regulators and submitted to policyholders for approval. The plan would go into effect only after all these requirements had been met. There is no assurance that any such plan will be adopted, and if adopted, there is no guarantee as to the amount or nature of consideration to eligible policyholders.


THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% for Single Life Policies (4% in New York) and 6% for Multiple Life Policies. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    On the last business day of each calendar week, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.


    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total policy value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive 4-year period according to the following schedule:


[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION

    The Policy is a flexible premium variable universal life insurance policy. The Policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The policy value varies according to the investment performance of the Series to which premiums have been allocated.

ELIGIBLE PURCHASERS

    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents. A Policy also can be purchased to cover from 2 to 5 lives under one Policy, for any person up to the age of 80. Under such a Multiple Life Policy, the death benefit is paid upon the first death under the Policy; the Policy then terminates. Such a Policy could be purchased on the lives of spouses, family members, business partners or other related groups.


FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums

    The minimum issue premium for a Policy is generally 1/6 of the Planned Annual Premium. The issue premium is due on the policy date. The Insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the Schedule Page of the Policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by the applicable charge for state premium tax. Single Life Policies will also be reduced by a federal tax charge of 1.50%. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.


    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will be first used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."


    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.


    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM

    We will generally allocate the issue premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

FREE LOOK PERIOD

    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:


[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").


    We treat a returned Policy as if we never issued it and, except for Policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.


    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Free Look Period.


TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM

    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are:

[diamond] $25 monthly,
[diamond] $75 quarterly,
[diamond] $150 semiannually or
[diamond] $300 annually.


    You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.


    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.


    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the Subaccount or the GIA is being transferred;
          or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per policy year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value
[diamond] Year Two:       33% of the remaining value
[diamond] Year Three:     50% of the remaining value
[diamond] Year Four:      100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


    Because excessive exchanges between Subaccounts can adversely affect Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.


DETERMINATION OF SUBACCOUNT VALUES

    We establish the unit value of each Subaccount of the VUL Account on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just prior valuation date by the Net Investment Factor for that Subaccount for the then current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.


    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B)
    --------- - (D) where:
       (C)


(A) = The value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period.

(C) = The value of the assets in the Subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The sum of the following daily charges multiplied by the number of days in the current valuation period:


      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the Policy's face amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the Policy's face amount on the date of the death of the Insured, plus the policy value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the policy value on the date of death of the Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT

    Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Modified Endowment Contracts--Material Change Rules."


PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a Policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the Policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured(s) and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.


    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the Policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
    Generally, while the Policy is in force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on Single Life Policies and 6% on Multiple Life Policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the Policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the policy value becomes insufficient to maintain the Policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

[diamond] Single Life Policies
          o Policy years 1-10 (or Insured's age 65 if earlier): 4%
          o Policy years 11-15:                                 3%
          o Policy years 16 and thereafter:                 2 1/2%

[diamond] Single Life Policies--New York & New Jersey only
          o Policy years 1-10 (or Insured's age 65 if earlier): 6%
          o Policy years 11-15:                                 5%
          o Policy years 16 and thereafter:                 4 1/2%

[diamond] Multiple Life Policies
          o Policy years 1-10:                                  8%
          o Policy years 11 and thereafter:                     7%

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the Policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its maturity date.


    If on any monthly calculation day during the first 3 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. However, during the first five policy years or until the cash surrender value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.


    During the grace period, the Policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the Policy is in force and the Insured is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."


    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Free Look Period as described in "The Policy" section of this prospectus applies to each increase in face amount.


ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a Policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the Policy (if approved in your state).

SINGLE LIFE POLICIES:

[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least 6 months. Premiums will be waived to the policy anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.


[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the Insured's 75th birthday, if: o the Insured dies from bodily injury that results from an accident; and o the Insured dies no later than 90 days after injury.


[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The 3 available guarantee periods are:

          1 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 70th birthday or policy year 7;

          2 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 80th birthday or policy year 10;

          3 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 95th birthday.

          Death benefit guarantee periods 1 or 2 may be extended provided that the Policy's cash surrender value is sufficient and you pay the new minimum required premium.

          For Policies issued in New York, 2 guarantee periods are available:

          1 the policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

          2  the policy anniversary nearest the Insured's 95th birthday.


[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond] CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the Policy is issued. There is no charge for this rider.

[diamond] CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the Insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

[diamond] FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the Insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond] BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the Insured under the base Policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base Policy. This rider is available only for Policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.

MULTIPLE LIFE POLICIES:
[diamond] DISABILITY BENEFIT RIDER. In the case of disability of the Insured, a specified monthly amount may be credited to the Policy and the monthly deductions will be waived. A Disability Benefit Rider may be provided on any or all eligible Insureds. The specified amount selected must be the same for all who elect coverage.

[diamond] SURVIVOR PURCHASE OPTION RIDER. The survivor(s) may purchase a new
          Multiple Life Policy for a face amount equal to that of the original Policy upon the first death. The new Policy will be based upon Attained Age rates.

[diamond] TERM INSURANCE RIDER. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each Insured and the face amount of coverage under the rider may differ for each Insured. Based upon the Policyowner's election at issue, the rider will provide coverage for all Insureds to either age 70 or maturity of the Policy. The termination age specified must be the same for all Insureds.

[diamond] POLICY EXCHANGE OPTION RIDER. The Multiple Life Policy may be exchanged for Single Life Policies where the total face amount under the Policies is no greater than that under the original Policy. There is no charge for this rider.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:


    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.


    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is to seek long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.


    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.


    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Advisor's appraisal of investments most likely to achieve the highest total return.


    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    A certain Subaccount invests in a corresponding series of the Deutsche Asset Management VIT Funds. The following series is currently available:


    EAFE(R) EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding series of the Federated Insurance Series. The following series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


    THE UNIVERSAL INSTITUTIONAL FUNDS, INC. A certain subaccount invests in a corresponding series of The Universal Institutional Funds, Inc. The following series is currently available:

    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Certain Subaccounts invest in Class 2 Shares of a corresponding fund of the Franklin Templeton Variable Insurance Products Trust. The following funds are currently available:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests primarily in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging markets equity securities.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

WANGER ADVISORS TRUST

    Certain Subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Phoenix nor the funds' trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:


[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the Funds; or


[diamond] differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:

    o Phoenix-Goodwin Money Market Series
    o Phoenix-Goodwin Multi-Sector Fixed Income Series
    o Phoenix-Hollister Value Equity Series
    o Phoenix-Oakhurst Balanced Series
    o Phoenix-Oakhurst Growth and Income Series
    o Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond] Phoenix-Aberdeen International Advisors, LLC ("PAIA")
          o Phoenix-Aberdeen International Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          o Phoenix-Engemann Capital Growth Series
          o Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC  ("Seneca")
          o Phoenix-Seneca Mid-Cap Growth Series
          o Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond] Bankers Trust Company
          o Phoenix-Bankers Trust Dow 30 Series

[diamond] Federated Investment Management Company
          o Phoenix-Federated U.S. Government Bond Series

[diamond] J.P. Morgan Investment Management, Inc.
          o Phoenix-J.P. Morgan Research Enhanced Index Series

[diamond] Janus Capital Corporation
          o Phoenix-Janus Equity Income Series
          o Phoenix-Janus Flexible Income Series
          o Phoenix-Janus Growth Series

[diamond] Morgan Stanley Asset Management Inc.
          o Phoenix-Morgan Stanley Focus Equity Series

[diamond] Schafer Capital Management, Inc.
          o Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond] Bankers Trust Company
          o EAFE(R) Equity Index Fund

[diamond] Federated Investment Management Company
          o Federated Fund for U.S. Government Securities II
          o Federated High Income Bond Fund II

[diamond] Franklin Mutual Advisers, LLC
          o Mutual Shares Securities Fund

[diamond] Morgan Stanley Asset Management Inc.
          o Technology Portfolio

[diamond] Templeton Asset Management, Ltd.
          o Templeton Developing Markets Securities Fund

[diamond] Templeton Global Advisors Limited
          o Templeton Growth Securities Fund

[diamond] Templeton Investment Counsel, Inc.
          o Templeton Asset Strategy Fund
          o Templeton International Securities Fund

[diamond] Wanger Asset Management, L.P.
          o Wanger Foreign Forty
          o Wanger International Small Cap
          o Wanger Twenty
          o Wanger U.S. Small Cap

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
    Charges are deducted in connection with the Policy to compensate us for:

[diamond] our expenses in selling the Policy;

[diamond] underwriting and issuing the Policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the Policy; and

[diamond] assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue Policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.


    Some charges are deducted only once, others are deducted periodically, and others are deducted only if certain events occur.


CHARGES DEDUCTED ONCE

[diamond] STATE PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond] ISSUE EXPENSE CHARGE. This charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a Policy.

          o SINGLE LIFE POLICIES: the issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600.

          o MULTIPLE LIFE POLICIES: the issue expense charge is $150. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the Policy. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain member characteristics, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond] ADMINISTRATIVE CHARGE. The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your Policy's death benefit and the policy value. Generally, cost of insurance rates for Single Life Policies are based on the sex, attained age, duration and risk class of the Insured; and for Multiple Life Policies the cost of insurance rates are based on the sex, attained age and risk class of the Insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially chose this schedule in your application, and you can change it later from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY

[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% is deducted daily from the VUL Account. Single Life Policies have a reduced annual rate charge of 0.25% starting in the 16th policy year. No portion of this charge is deducted from the GIA.


          The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the Policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing Policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.


          During the first 10 Policy years, the surrender charge described below will apply if you either surrender the Policy for its cash surrender value or let the Policy lapse. There is no surrender charge after the 10th policy year. During the first 2 policy years on Single Life Policies and during the first 10 policy years on Multiple Life Policies, the maximum surrender charge that a Policyowner could pay while he or she owns the Policy is the amount shown in the Policy's surrender charge Schedule, or equal to either A plus B (as defined below), whichever is less. After the first 2 policy years on Single Life Policies, the maximum surrender charge that a Policyowner could pay is based on the amount shown in the Policy's Surrender Charge Schedule.

    A. The contingent deferred sales charge is equal to:

       1. 28.5% of all premiums paid (up to and including the amount stated in the Policy's Surrender Charge Schedule, which is calculated according to a formula contained in a SEC rule); plus

       2. 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

       3.  7.5% of all premiums paid in excess of twice this amount.

    B. The contingent deferred issue charge is equal to $5 per $1,000 of initial face amount.

                       SURRENDER CHARGE SCHEDULE
                       -------------------------

    POLICY   SURRENDER   POLICY   SURRENDER   POLICY   SURRENDER
    MONTH     CHARGE     MONTH     CHARGE     MONTH     CHARGE
    -----     ------     -----     ------     -----     ------
    1-60     $1307.54     80      $1066.03     100     $727.09
      61      1295.46     81       1053.95     101      690.65
      62      1283.39     82       1041.88     102      654.22
      63      1271.31     83       1029.80     103      617.78
      64      1259.24     84       1017.73     104      581.35
      65      1247.16     85       1005.65     105      544.91
      66      1235.08     86        993.58     106      508.48
      67      1223.01     87        981.50     107      472.05
      68      1210.93     88        969.43     108      435.61
      69      1198.86     89        957.35     109      399.18
      70      1186.78     90        945.28     110      362.74
      71      1174.71     91        933.20     111      326.31
      72      1162.63     92        921.13     112      289.97
      73      1150.56     93        909.05     113      253.44
      74      1138.48     94        896.97     114      217.01
      75      1126.41     95        884.90     115      180.57
      76      1114.33     96        872.82     116      144.14
      77      1102.26     97        836.39     117      107.70
      78      1090.18     98        799.95     118       71.27
      79      1078.10     99        763.52     119       34.83
                                               120         .00

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the Policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the Policy. The charge is to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the Policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE

    As compensation for investment management services to the Funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.


    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

    Payment of any amount upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the GIA;


[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.

SUICIDE

    If the Insured commits suicide within 2 years after the Policy's date of issue, the Policy will stop and become void. We will pay you the Policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.


INCONTESTABILITY

    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.


    Under a Policy covering multiple lives, the death proceeds will be paid upon the first death under the Policy. In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the Insured is living, you may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:


[diamond] 10 years;

[diamond] 20 years; or


[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------


INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our income tax status and upon the income tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS

DEATH BENEFIT PROCEEDS

    The Policy, whether or not it is a modified endowment contract ("Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.


    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the Policyowner within 60 days after the end of the policy year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER

    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.


LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the Policy is not a modified endowment contract, we believe that no part of any loan under a Policy will constitute income to you.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL

    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A Policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the Policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.


DISTRIBUTIONS AFFECTED

    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.


PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES

    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.


[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.


    A material change may occur at any time during the life of the Policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS

    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series' assets be invested in no more than:


[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.


    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities. For purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Series will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.


    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of policy value or the number of the Policies you hold.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York


John C. Bacot                Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer, The Wiremold Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             Cambridge, Massachusetts;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia


Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner,
                             Lord, Day & Lord, Barret Smith
                             New York, New York


Robert W. Fiondella          Chairman of the Board and
                             Chief Executive Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

John E. Haire                President of
                             The Fortune Group
                             New York, New York


Jerry J. Jasinowski          President, National Association
                             of Manufacturers
                             Washington, D.C.


John W. Johnstone            Chairman, Governance &
                             Nominating Committees, Arch
                             Chemicals, Inc., Westport,
                             Connecticut; formerly
                             Chairman, President and Chief
                             Executive Officer, Olin Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche          Limited Managing Director, Lazard
                             Freres & Company L.L.C.
                             New York, New York


Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York

Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York


Robert G. Wilson             Retired, formerly Chairman and
                             Chief Executive Officer, Ecologic
                             Waste Services, Inc. Miami,
                             Florida

Dona D. Young                President, Phoenix Home Life
                             Mutual Insurance Company
                             Hartford, Connecticut


EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION


Robert W. Fiondella          Chairman of the Board and Chief
                             Executive Officer

Dona D. Young                President

Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer


Carl T. Chadburn             Executive Vice President


David W. Searfoss            Executive Vice President and
                             Chief Financial Officer

Nathaniel C. Brinn           Senior Vice President

Martin J. Gavin              Senior Vice President,
                             Trust Operations


Randall C. Giangiulio        Senior Vice President,
                             Group Life and Health

Michael J. Gilotti           Senior Vice President

Edward P. Hourihan           Senior Vice President,
                             Information Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President,
                             Individual Financial

Maura L. Melley              Senior Vice President,
                             Public Affairs


Charles L. Olsen             Senior Vice President

Robert E. Primmer            Senior Vice President,
                             Individual Distribution

Tracy L. Rich                Senior Vice President

Joel D. Sanders              Senior Vice President


Frederick W. Sawyer, III     Senior Vice President


Jack F. Solan, Jr.           Senior Vice President,
                             Strategic Development


Simon Y. Tan                 Senior Vice President, Market
                             and Product Development

Anthony J. Zeppetella        Senior Vice President,
                             Corporate Portfolio Management

Walter H. Zultowski          Senior Vice President,
                             Marketing and Market Research;
                             formerly Senior
                             Vice President,
                             LIMRA International,
                             Hartford, Connecticut


    The above listing reflects the positions held at Phoenix during the last 5 years.



SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance

Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1999.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS

DECEMBER 31, 1999

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999

                                                                ENGEMANN           GOODWIN           OAKHURST
                                            GOODWIN MONEY       CAPITAL          MULTI-SECTOR        STRATEGIC          ABERDEEN
                                               MARKET            GROWTH          FIXED INCOME       ALLOCATION        INTERNATIONAL
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  36,172,745    $  304,559,369      $  20,646,125     $  43,191,926     $  63,645,004
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  36,172,745    $  448,728,926      $  18,455,528     $  49,617,057     $  77,234,406
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............      36,172,745       448,728,926         18,455,528        49,617,057        77,234,406
LIABILITIES
       Accrued expenses to related party.          22,449           291,917             12,302            33,157            50,070
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  36,150,296    $  448,437,009      $  18,443,226     $  49,583,900     $  77,184,336
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       23,137,709        64,302,622          8,059,238        13,473,562        26,138,742
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.562397    $     6.973853      $    2.288458     $    3.680088     $    2.952871
                                            =============    ==============      =============     =============     =============


                                                              DUFF & PHELPS         SENECA                             RESEARCH
                                              OAKHURST         REAL ESTATE        STRATEGIC         ABERDEEN           ENHANCED
                                              BALANCED         SECURITIES           THEME           NEW ASIA            INDEX
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  26,273,562     $   4,793,113      $  18,085,301     $   2,741,828     $  24,785,826
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  31,642,850     $   4,020,674      $  24,186,768     $   3,057,608     $  28,154,106
                                            -------------    --------------      -------------     -------------     -------------
              Total assets..............       31,642,850         4,020,674         24,186,768         3,057,608        28,154,106
LIABILITIES
       Accrued expenses to related party.          21,131             2,567             14,929             2,018            18,617
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  31,621,719    $    4,018,107      $  24,171,839     $   3,055,590     $  28,135,489
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       13,638,575         3,129,571          9,417,741         3,212,043        17,142,029
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    2.318550    $     1.283916      $    2.566628     $    0.951292     $    1.641316
                                            =============    ==============      =============     =============     =============


                                                                  SENECA           OAKHURST
                                              ENGEMANN            MID-CAP         GROWTH AND        HOLLISTER           SCHAFER
                                             NIFTY FIFTY          GROWTH            INCOME         VALUE EQUITY       MID-CAP VALUE
                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $   6,933,141    $    2,156,212      $   8,743,326     $   2,244,858     $   1,647,078
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $   8,812,180    $    3,157,717      $  10,108,660     $   2,612,019     $   1,502,253
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............       8,812,180         3,157,717         10,108,660         2,612,019         1,502,253
LIABILITIES
       Accrued expenses to related party.           5,722             1,903              6,591             1,665             1,189
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $   8,806,458    $    3,155,814      $  10,102,069     $   2,610,354     $   1,501,064
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........        5,353,879         1,844,737          7,271,955         1,937,918         1,915,460
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.644874    $     1.710712      $    1.389182     $    1.346989     $    0.783657
                                            =============    ==============      =============     =============     =============


                                                                WANGER                              TEMPLETON
                                             WANGER U.S.     INTERNATIONAL        TEMPLETON           ASSET            TEMPLETON
                                             SMALL CAP         SMALL CAP            STOCK           ALLOCATION        INTERNATIONAL
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  34,000,619    $   13,547,992      $     255,329     $     262,651     $   1,140,606
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  41,762,466    $   29,265,084      $     298,740     $     289,238     $   1,271,691
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............      41,762,466        29,265,084            298,740           289,238         1,271,691
LIABILITIES
       Accrued expenses to related party.          26,850            17,620                184               187               779
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  41,735,616    $   29,247,464      $     298,556     $     289,051     $   1,270,912
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       23,396,320        11,233,769            234,852           235,662           999,489
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.783854    $     2.603531      $    1.271250     $    1.226552     $    1.271562
                                            =============    ==============      =============     =============     =============

                        See Notes to Financial Statements

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999
                                                             (CONTINUED)

                                             TEMPLETON
                                             DEVELOPING        MUTUAL SHARES       WANGER             WANGER             EAFE
                                              MARKETS           INVESTMENTS        TWENTY         FOREIGN FORTY      EQUITY INDEX
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------   ---------------- ----------------  -----------------  ----------------
ASSETS
       Investments at cost...............    $    647,618       $    401,439     $    620,952      $     388,605      $    219,790
                                             ============       ============     ============      =============      ============
       Investments at market.............    $    765,101       $    411,374     $    686,777      $     603,018      $    237,869
                                             ------------       ------------     ------------      -------------      ------------
              Total assets...............         765,101            411,374          686,777            603,018           237,869
LIABILITIES
       Accrued expenses to related party.             467                269              416                335               140
                                             ------------       ------------     ------------      -------------      ------------
NET ASSETS..............................     $    764,634       $    411,105     $    686,361      $     602,683      $    237,729
                                             ============       ============     ============      =============      ============
Accumulation units outstanding..........          474,876            380,974          496,070            317,402           200,992
                                             ============       ============     ============      =============      ============
Unit value..............................     $   1.610176       $   1.079090     $   1.383596      $    1.898803      $   1.182776
                                             ============       ============     ============      =============      ============


                                                                 FEDERATED        FEDERATED
                                              BANKERS           U.S. GOV'T       HIGH INCOME          JANUS
                                            TRUST DOW 30       SECURITIES II    BOND FUND II      EQUITY INCOME      JANUS GROWTH
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------   ---------------- ----------------  -----------------  ----------------
ASSETS
       Investments at cost...............    $      5,260       $     79,497     $    176,220      $      13,190      $    177,361
                                             ============       ============     ============      =============      ============
       Investments at market.............    $      5,282       $     79,711     $    179,326      $      13,399      $    179,523
                                             ------------       ------------     ------------      -------------      ------------
              Total assets...............           5,282             79,711          179,326             13,399           179,523
LIABILITIES
       Accrued expenses to related party.               0                 51              119                  1                16
                                             ------------       ------------     ------------      -------------      ------------
NET ASSETS..............................     $      5,282       $     79,660     $    179,207      $      13,398      $    179,507
                                             ============       ============     ============      =============      ============
Accumulation units outstanding..........            5,241             78,777          179,788             13,204           172,171
                                             ============       ============     ============      =============      ============
Unit value..............................     $   1.007802       $   1.011204     $   0.996767      $    1.014664     $    1.042609
                                             ============       ============     ============      =============      ============


                                               JANUS
                                              FLEXIBLE        MORGAN STANLEY     TECHNOLOGY
                                               INCOME          FOCUS EQUITY      PORTFOLIO
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                           ---------------   ---------------- ----------------
ASSETS
       Investments at cost...............    $      4,322       $      1,999     $    109,734
                                             ============       ============     ============
       Investments at market.............    $      4,315       $      2,073     $    112,136
                                             ------------       ------------     ------------
              Total assets...............           4,315              2,073          112,136
LIABILITIES
       Accrued expenses to related party.               1                  0               12
                                             ------------       ------------     ------------
NET ASSETS..............................     $      4,314       $      2,073     $    112,124
                                             ============       ============     ============
Accumulation units outstanding..........            4,312              2,000          104,360
                                             ============       ============     ============
Unit value..............................     $   1.000255       $   1.036684     $   1.074396
                                             ============       ============     ============

                        See Notes to Financial Statements

                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                       GOODWIN          OAKHURST
                                                                   GOODWIN MONEY      ENGEMANN       MULTI-SECTOR       STRATEGIC
                                                                      MARKET       CAPITAL GROWTH    FIXED INCOME       ALLOCATION
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $  1,401,659     $    881,082    $   1,426,094     $  1,035,758
Expenses
       Mortality, expense risk and administrative charges...             236,917        2,894,867          137,459          362,811
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)...............................            1,164,742       (2,013,785)       1,288,635          672,947
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions...........                  -            199,224            1,383            6,462
Net realized gain distribution from Fund...................                  -         33,712,379              -          2,422,170
Net unrealized appreciation (depreciation) on investment...                  -         67,520,555         (510,719)       1,547,396
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments.............................                  -        101,432,158         (509,336)       3,976,028
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations.................................................         $  1,164,742     $ 99,418,373    $     779,299     $  4,648,975
                                                                    ============     ============    =============     ============


                                                                                                     DUFF & PHELPS       SENECA
                                                                     ABERDEEN         OAKHURST        REAL ESTATE       STRATEGIC
                                                                  INTERNATIONAL       BALANCED        SECURITIES          THEME
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $  1,559,263     $    722,804    $     201,455     $        -
Expenses
       Mortality, expense risk and administrative charges...             513,193          235,015           31,223          114,711
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)................................           1,046,070          487,789          170,232         (114,711)
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions............              47,349           13,373           (8,551)          (3,328)
Net realized gain distribution from Fund....................           9,024,051        1,090,011             -           2,873,771
Net unrealized appreciation (depreciation) on investment....           6,988,805        1,469,608          (25,923)       4,256,078
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments..............................          16,060,205        2,572,992          (34,474)       7,126,521
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations..................................................        $ 17,106,275     $  3,060,781    $     135,758     $  7,011,810
                                                                    ============     ============    =============     ============


                                                                     ABERDEEN         RESEARCH      ENGEMANN NIFTY        SENECA
                                                                     NEW ASIA      ENHANCED INDEX       FIFTY         MID-CAP GROWTH
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $     22,625     $    209,690    $         -       $        -
Expenses
       Mortality, expense risk and administrative charges...              17,571          172,148           40,023           13,409
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)................................               5,054           37,542          (40,023)         (13,409)
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions............               4,188            9,241              817            4,734
Net realized gain distribution from Fund....................                 -          1,395,107              -             74,364
Net unrealized appreciation (depreciation) on investment....             869,485        2,060,618        1,626,903          871,293
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments..............................             873,673        3,464,966        1,627,720          950,391
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations..................................................        $    878,727     $  3,502,508    $   1,587,697     $    936,982
                                                                    ============     ============    =============     ============

                        See Notes to Financial Statements

                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                   OAKHURST
                                                                  GROWTH AND       HOLLISTER         SCHAFER          WANGER U.S.
                                                                    INCOME        VALUE EQUITY     MID-CAP VALUE      SMALL CAP
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $     51,165       $     6,780     $     20,315       $       -
Expenses
       Mortality, expense risk and administrative charges.             55,910            12,530           10,223           268,787
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             (4,745)           (5,750)          10,092          (268,787)
                                                                 ------------       -----------     ------------       -----------
Net realized gain (loss) from share transactions..........               (252)            3,904          (25,572)           72,743
Net realized gain distribution from Fund..................            119,133           142,030              -           2,967,831
Net unrealized appreciation (depreciation) on investment..          1,012,913           291,974         (130,299)        4,934,358
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................          1,131,794           437,908         (155,871)        7,974,932
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $  1,127,049       $   432,158     $   (145,779)      $ 7,706,145
                                                                 ============       ===========     ============       ===========


                                                                   WANGER                           TEMPLETON
                                                                INTERNATIONAL       TEMPLETON         ASSET           TEMPLETON
                                                                  SMALL CAP          STOCK          ALLOCATION       INTERNATIONAL
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $    190,889       $     1,255     $        844       $    3,225
Expenses
       Mortality, expense risk and administrative charges.            123,317             1,324            1,149             4,112
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             67,572               (69)            (305)             (887)
                                                                 ------------       -----------     ------------       -----------
Net realized gain (loss) from share transactions..........             28,287             1,336              172            16,281
Net realized gain distribution from Fund..................                -               6,648            5,190            12,000
Net unrealized appreciation (depreciation) on investment..         15,112,035            42,995           26,220           129,839
                                                                 ------------       -----------     ------------       -----------

Net gain (loss) on investments............................         15,140,322            50,979           31,582           158,120
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $ 15,207,894       $    50,910     $     31,277      $    157,233
                                                                 ============       ===========     ============       ===========


                                                                   TEMPLETON
                                                                  DEVELOPING      MUTUAL SHARES       WANGER            WANGER
                                                                   MARKETS         INVESTMENTS        TWENTY         FOREIGN FORTY
                                                                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)     SUBACCOUNT(2)
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $        265       $       156     $        -         $       -
Expenses
       Mortality, expense risk and administrative charges.              2,573             1,498            2,874             1,627
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             (2,308)           (1,342)          (2,874)           (1,627)
                                                                 ------------       -----------     ------------       -----------

Net realized gain (loss) from share transactions..........               (584)              382           12,711             7,285
Net realized gain distribution from Fund..................                -                 -                -                 -
Net unrealized appreciation (depreciation) on investment..            117,427             9,335           65,825           214,413
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................            116,843             9,717           78,536           221,698
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $    114,535       $     8,375     $     75,662       $   220,071
                                                                 ============       ===========     ============       ===========

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999

                        See Notes to Financial Statements


                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                                                 FEDERATED         FEDERATED
                                                                 EAFE            BANKERS         U.S. GOV'T       HIGH INCOME
                                                             EQUITY INDEX      TRUST DOW 30     SECURITIES II     BOND FUND II
                                                             SUBACCOUNT(3)     SUBACCOUNT(4)    SUBACCOUNT(5)     SUBACCOUNT(6)
                                                            ----------------  ---------------  ---------------- ----------------
Investment income
       Distributions....................................       $      3,673       $        6      $        -        $       -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                364                0               144              287
                                                               ------------       ----------      ------------      -----------
Net investment income (loss)............................              3,309                6              (144)            (287)
                                                               ------------       ----------      ------------      -----------
Net realized gain (loss) from share transactions........                 (2)             -                  (0)             (11)
Net realized gain distribution from Fund................              6,862              -                 -                -
Net unrealized appreciation (depreciation) on investment             18,079               22               214            3,106
                                                               ------------       ----------      ------------      -----------
Net gain (loss) on investments..........................             24,939               22               214            3,095
                                                               ------------       ----------      ------------      -----------
Net increase (decrease) in net assets resulting from
operations..............................................       $     28,248       $       28      $         70      $     2,808
                                                               ============       ==========      ============      ===========


                                                                 JANUS                          JANUS FLEXIBLE   MORGAN STANLEY
                                                             EQUITY INCOME     JANUS GROWTH         INCOME       FOCUS EQUITY
                                                             SUBACCOUNT(7)     SUBACCOUNT(8)     SUBACCOUNT(9)   SUBACCOUNT(10)
                                                            ----------------  ---------------  ---------------- ---------------
Investment income
       Distributions....................................       $        -         $      -        $          9      $       -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                  1               16                 1                0
                                                               ------------       ----------      ------------      -----------
Net investment income (loss)............................                 (1)             (16)                8              -
                                                               ------------       ----------      ------------      -----------
Net realized gain (loss) from share transactions........                -                  0                (0)               1
Net realized gain distribution from Fund................                -                -                 -                -
Net unrealized appreciation (depreciation) on investment                209            2,162                (7)              74
                                                               ------------       ----------      ------------      -----------
Net gain (loss) on investments..........................                209            2,162                (7)              75
                                                               ------------       ----------      ------------      -----------
Net increase (decrease) in net assets resulting from
operations..............................................       $        208       $    2,146      $          1      $        75
                                                               ============       ==========      ============      ===========


                                                               TECHNOLOGY
                                                               PORTFOLIO
                                                             SUBACCOUNT(11)
                                                            ----------------
Investment income
       Distributions....................................       $        -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                 12
                                                               ------------
Net investment income (loss)............................                (12)
                                                               ------------
Net realized gain (loss) from share transactions........                 (0)
Net realized gain distribution from Fund................                -
Net unrealized appreciation (depreciation) on investment              2,402
                                                               ------------
Net gain (loss) on investments..........................              2,402
                                                               ------------
Net increase (decrease) in net assets resulting from
operations..............................................       $      2,390
                                                               ============

  (3) From inception July 20, 1999 to December 31, 1999
  (4) From inception December 23, 1999 to December 31, 1999
  (5) From inception August 5, 1999 to December 31, 1999
  (6) From inception August 2, 1999 to December 31, 1999
  (7) From inception December 23, 1999 to December 31, 1999
  (8) From inception December 20, 1999 to December 31, 1999
  (9) From inception December 21, 1999 to December 31, 1999
 (10) From inception December 21, 1999 to December 31, 1999
 (11) From inception December 20, 1999 to December 31, 1999

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                                      GOODWIN
                                                                          GOODWIN               ENGEMANN            MULTI-SECTOR
                                                                        MONEY MARKET         CAPITAL GROWTH         FIXED INCOME
                                                                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................          $     1,164,742       $    (2,013,785)      $    1,288,635
       Net realized gain (loss)...............................                      -              33,911,603                1,383
       Net unrealized appreciation (depreciation).............                      -              67,520,555             (510,719)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                1,164,742            99,418,373              779,299
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................               45,745,678            55,380,624            3,185,838
       Participant transfers..................................              (32,514,036)            2,056,950               10,155
       Participant withdrawals................................               (7,462,353)          (39,295,629)          (1,861,647)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
               from participant transactions..................                5,769,289            18,141,945            1,334,346
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                6,934,031           117,560,318            2,113,645
NET ASSETS
       Beginning of period....................................               29,216,265           330,876,691           16,329,581
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $    36,150,296       $   448,437,009       $   18,443,226
                                                                        ===============       ===============       ==============


                                                                         OAKHURST
                                                                         STRATEGIC              ABERDEEN              OAKHURST
                                                                         ALLOCATION           INTERNATIONAL           BALANCED
                                                                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................          $       672,947       $     1,046,070       $      487,789
       Net realized gain (loss)...............................                2,428,632             9,071,400            1,103,384
       Net unrealized appreciation (depreciation).............                1,547,396             6,988,805            1,469,608
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                4,648,975            17,106,275            3,060,781
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                5,766,295             8,895,302            4,014,520
       Participant transfers..................................                  426,167            (2,116,044)             785,289
       Participant withdrawals................................               (4,114,288)           (6,140,365)          (3,398,123)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
               from participant transactions..................                2,078,174               638,893            1,401,686
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                6,727,149            17,745,168            4,462,467
NET ASSETS
       Beginning of period....................................               42,856,751            59,439,168           27,159,252
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $    49,583,900       $    77,184,336       $   31,621,719
                                                                        ===============       ===============       ==============


                                                                        DUFF & PHELPS
                                                                         REAL ESTATE            SENECA               ABERDEEN
                                                                         SECURITIES            STRATEGIC             NEW ASIA
                                                                         SUBACCOUNT         THEME SUBACCOUNT         SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................           $      170,232       $      (114,711)       $       5,054
       Net realized gain (loss)...............................                   (8,551)            2,870,443                4,188
       Net unrealized appreciation (depreciation).............                  (25,923)            4,256,078              869,485
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                  135,758             7,011,810              878,727
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                1,205,811             3,459,133              500,215
       Participant transfers..................................                 (767,489)            7,228,439              378,701
       Participant withdrawals................................                 (441,550)           (1,588,498)            (180,470)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    (3,228)            9,099,074              698,446
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                  132,530            16,110,884            1,577,173
NET ASSETS
       Beginning of period....................................                3,885,577             8,060,955            1,478,417
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $     4,018,107       $    24,171,839       $    3,055,590
                                                                        ===============       ===============       ==============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                         RESEARCH ENHANCED         ENGEMANN             SENECA
                                                                               INDEX             NIFTY FIFTY        MID-CAP GROWTH
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $       37,542       $      (40,023)     $     (13,409)
       Net realized gain (loss)...............................                    1,404,348                  817             79,098
       Net unrealized appreciation (depreciation).............                    2,060,618            1,626,903            871,293
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    3,502,508            1,587,697            936,982
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    4,764,435            1,600,829            550,378
       Participant transfers..................................                    9,507,736            4,539,540            896,097
       Participant withdrawals................................                   (2,366,241)            (663,615)          (177,076)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    11,905,930            5,476,754          1,269,399
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                   15,408,438            7,064,451          2,206,381
NET ASSETS
       Beginning of period....................................                   12,727,051            1,742,007            949,433
                                                                             --------------       --------------      -------------
       End of period..........................................               $   28,135,489       $    8,806,458      $   3,155,814
                                                                             ==============       ==============      =============


                                                                              OAKHURST            HOLLISTER           SCHAFER
                                                                          GROWTH AND INCOME      VALUE EQUITY       MID-CAP VALUE
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $       (4,745)      $       (5,750)      $     10,092
       Net realized gain (loss)...............................                      118,881              145,934            (25,572)
       Net unrealized appreciation (depreciation).............                    1,012,913              291,974           (130,299)
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    1,127,049              432,158           (145,779)
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    2,435,487              547,053            436,822
       Participant transfers..................................                    4,170,995              999,772            435,382
       Participant withdrawals................................                     (964,227)            (185,449)          (117,678)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                     5,642,255            1,361,376            754,526
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                    6,769,304            1,793,534            608,747
NET ASSETS
       Beginning of period....................................                    3,332,765              816,820            892,317
                                                                             --------------       --------------      -------------
       End of period..........................................               $   10,102,069       $    2,610,354      $   1,501,064
                                                                             ==============       ==============      =============


                                                                                                    WANGER
                                                                             WANGER U.S.         INTERNATIONAL        TEMPLETON
                                                                             SMALL CAP            SMALL CAP             STOCK
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $     (268,787)      $       67,572      $         (69)
       Net realized gain (loss)...............................                    3,040,574               28,287              7,984
       Net unrealized appreciation (depreciation).............                    4,934,358           15,112,035             42,995
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    7,706,145           15,207,894             50,910
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    7,502,489            3,435,101            154,926
       Participant transfers..................................                     (622,831)             956,598            102,914
       Participant withdrawals................................                   (4,086,854)          (1,563,997)           (37,586)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                     2,792,804            2,827,702            220,254
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                   10,498,949           18,035,596            271,164
NET ASSETS
       Beginning of period....................................                   31,236,667           11,211,868             27,392
                                                                             --------------       --------------      -------------
       End of period..........................................               $   41,735,616       $   29,247,464      $     298,556
                                                                             ==============       ==============      =============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                                                                   TEMPLETON
                                                                        TEMPLETON ASSET         TEMPLETON         DEVELOPING
                                                                          ALLOCATION          INTERNATIONAL         MARKETS
                                                                          SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................             $        (305)       $        (887)     $      (2,308)
       Net realized gain (loss)...............................                     5,362               28,281               (584)
       Net unrealized appreciation (depreciation).............                    26,220              129,839            117,427
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                    31,277              157,233            114,535
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    59,531              188,339            140,700
       Participant transfers..................................                   180,739              950,796            564,459
       Participant withdrawals................................                   (20,055)             (78,924)           (65,725)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    220,215            1,060,211            639,434
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   251,492            1,217,444            753,969
NET ASSETS
       Beginning of period....................................                    37,559               53,468             10,665
                                                                           -------------        -------------      -------------
       End of period..........................................             $     289,051        $   1,270,912      $     764,634
                                                                           =============        =============      =============


                                                                         MUTUAL SHARES                               WANGER
                                                                          INVESTMENTS         WANGER TWENTY       FOREIGN FORTY
                                                                          SUBACCOUNT          SUBACCOUNT(1)       SUBACCOUNT(2)
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................             $      (1,342)       $      (2,874)     $      (1,627)
       Net realized gain (loss)...............................                       382               12,711              7,285
       Net unrealized appreciation (depreciation).............                     9,335               65,825            214,413
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                     8,375               75,662            220,071
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                   131,902              173,164             61,520
       Participant transfers..................................                   245,705              492,271            341,129
       Participant withdrawals................................                   (28,647)             (54,736)           (20,037)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    348,960              610,699            382,612
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   357,334              686,361            602,683
NET ASSETS
       Beginning of period....................................                    53,771                  -                  -
                                                                           -------------        -------------      -------------
       End of period..........................................             $     411,105        $     686,361      $     602,683
                                                                           =============        =============      =============


                                                                                                BANKERS            FEDERATED
                                                                             EAFE                TRUST            U.S. GOV'T
                                                                         EQUITY INDEX            DOW 30           SECURITIES II
                                                                         SUBACCOUNT(3)        SUBACCOUNT(4)       SUBACCOUNT(5)
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................            $        3,309         $          6       $       (144)
       Net realized gain (loss)...............................                     6,860                  -                   (0)
       Net unrealized appreciation (depreciation).............                    18,079                   22                214
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                    28,248                   28                 70
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    25,625                  -                2,203
       Participant transfers..................................                   185,637                5,262             79,165
       Participant withdrawals................................                    (1,781)                  (8)            (1,778)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    209,481                5,254             79,590
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   237,729                5,282             79,660
NET ASSETS
       Beginning of period....................................                       -                    -                  -
                                                                           -------------        -------------      -------------
       End of period..........................................             $     237,729        $       5,282      $      79,660
                                                                           =============        =============      =============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                        FEDERATED
                                                                       HIGH INCOME             JANUS
                                                                       BOND FUND II        EQUITY INCOME        JANUS GROWTH
                                                                       SUBACCOUNT(6)        SUBACCOUNT(7)        SUBACCOUNT(8)
                                                                    -------------------  ---------------------------------------
FROM OPERATIONS
       Net investment income (loss)..........................            $        (287)       $          (1)       $        (16)
       Net realized gain (loss)..............................                      (11)                 -                     0
       Net unrealized appreciation (depreciation)............                    3,106                  209               2,162
                                                                         -------------        -------------        ------------
       Net increase (decrease) resulting from operations.....                    2,808                  208               2,146
                                                                         -------------        -------------        ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits..................................                      298                  -                 2,047
       Participant transfers.................................                  177,083               13,201             175,407
       Participant withdrawals...............................                     (982)                 (11)                (93)
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets resulting
              from participant transactions.................                   176,399               13,190             177,361
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets.................                  179,207               13,398             179,507
NET ASSETS
       Beginning of period...................................                      -                    -                   -
                                                                         -------------        -------------        ------------
       End of period.........................................            $     179,207        $      13,398        $    179,507
                                                                         =============        =============        ============


                                                                           JANUS           MORGAN STANLEY         TECHNOLOGY
                                                                      FLEXIBLE INCOME       FOCUS EQUITY          PORTFOLIO
                                                                       SUBACCOUNT(9)       SUBACCOUNT(10)       SUBACCOUNT(11)
                                                                    -------------------  -------------------  ------------------
FROM OPERATIONS
       Net investment income (loss)...........................           $           8        $         -          $        (12)
       Net realized gain (loss)...............................                      (0)                   1                  (0)
       Net unrealized appreciation (depreciation).............                      (7)                  74               2,402
                                                                         -------------        -------------        ------------
       Net increase (decrease) resulting from operations......                       1                   75               2,390
                                                                         -------------        -------------        ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                     -                    -                   314
       Participant transfers..................................                   4,355                2,045             109,577
       Participant withdrawals................................                     (42)                 (47)               (157)
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    4,313                1,998             109,734
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets..................                   4,314                2,073             112,124
NET ASSETS
       Beginning of period....................................                     -                    -                   -
                                                                         -------------        -------------        ------------
       End of period..........................................           $       4,314        $       2,073        $    112,124
                                                                         =============        =============        ============

Footnotes for Statement of Changes in Net Assets for the period ended December 31, 1999

 (1) From inception February 5, 1999 to December 31, 1999
 (2) From inception February 9, 1999 to December 31, 1999
 (3) From inception July 20, 1999 to December 31, 1999
 (4) From inception December 23, 1999 to December 31, 1999
 (5) From inception August 5, 1999 to December 31, 1999
 (6) From inception August 2, 1999 to December 31, 1999
 (7) From inception December 23, 1999 to December 31, 1999
 (8) From inception December 20, 1999 to December 31, 1999
 (9) From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                        See Notes to Financial Statements


                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                      GOODWIN
                                                                           GOODWIN               ENGEMANN           MULTI-SECTOR
                                                                         MONEY MARKET         CAPITAL GROWTH        FIXED INCOME
                                                                          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    824,758         $  (1,827,316)        $  1,146,732
   Net realized gain (loss).........................................               --            11,282,125              123,712
   Net unrealized appreciation (depreciation).......................               --            63,176,153           (2,089,209)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..          824,758            72,630,962             (818,765)
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       40,115,775            55,187,189            3,021,981
   Participant transfers............................................      (21,256,952)              366,385           (1,554,114)
   Participant withdrawals..........................................       (7,094,597)          (34,006,494)            (891,608)
                                                                         ------------         -------------         ------------
Net increase (decrease) in net assets resulting from participant
      transactions..................................................       11,764,226            21,547,080              576,259
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................       12,588,984            94,178,042             (242,506)
NET ASSETS
   Beginning of period..............................................       16,627,281           236,698,650           16,572,087
                                                                         ------------         -------------         ------------
   End of period....................................................     $ 29,216,265          $330,876,692         $ 16,329,581
                                                                         ============          ============         ============

                                                                           OAKHURST
                                                                           STRATEGIC            ABERDEEN              OAKHURST
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    426,672         $    (425,434)        $    399,184
   Net realized gain (loss).........................................        2,735,092            10,021,994              820,973
   Net unrealized appreciation (depreciation).......................        4,003,067             2,276,436            2,783,483
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..        7,164,831            11,872,996            4,003,640
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,376,125            10,365,754            4,954,718
   Participant transfers............................................         (877,514)             (165,682)             123,719
   Participant withdrawals..........................................       (5,828,250)           (5,751,632)          (2,654,908)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................         (329,639)            4,448,440            2,423,529
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................        6,835,192            16,321,436            6,427,169
NET ASSETS
   Beginning of period..............................................       36,021,558            43,117,732           20,732,083
                                                                         ------------         -------------         ------------
   End of period....................................................     $ 42,856,750         $  59,439,168         $ 27,159,252
                                                                         ============          ============         ============

                                                                         DUFF & PHELPS
                                                                          REAL ESTATE            SENECA               ABERDEEN
                                                                          SECURITIES         STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    167,520         $     (40,390)        $     (3,735)
   Net realized gain (loss).........................................          (21,047)              477,787               13,286
   Net unrealized appreciation (depreciation).......................       (1,192,311)            1,903,438              (44,106)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..       (1,045,838)            2,340,835              (34,555)
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,623,011             1,846,888              497,841
   Participant transfers............................................         (313,564)              103,603              124,820
   Participant withdrawals..........................................         (523,745)             (701,416)            (158,919)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          785,702             1,249,075              463,742
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................         (260,136)            3,589,910              429,187
NET ASSETS
   Beginning of period..............................................        4,145,713             4,471,045            1,049,230
                                                                         ------------         -------------         ------------
   End of period....................................................     $  3,885,577         $   8,060,955         $  1,478,417
                                                                         ============          ============         ============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998
                                                             (CONTINUED)

                                                                           RESEARCH                                    SENECA
                                                                           ENHANCED              ENGEMANN              MID-CAP
                                                                            INDEX               NIFTY FIFTY            GROWTH
                                                                          SUBACCOUNT           SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          -----------          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $    33,983           $    (3,712)         $    (1,501)
   Net realized gain (loss).........................................          533,499                (2,426)              (1,568)
   Net unrealized appreciation (depreciation).......................        1,267,409               252,136              130,212
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,834,891               245,998              127,143
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        2,291,221               526,600              384,143
   Participant transfers............................................        7,258,586             1,045,208              485,598
   Participant withdrawals..........................................         (608,655)              (75,799)             (47,451)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        8,941,152             1,496,009              822,290
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       10,776,043             1,742,007              949,433
NET ASSETS
   Beginning of period..............................................        1,951,008                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $12,727,051           $ 1,742,007          $   949,433
                                                                          ===========           ===========          ===========

                                                                       OAKHURST GROWTH        HOLLISTER VALUE         SCHAFER
                                                                          AND INCOME             EQUITY            MID-CAP VALUE
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)        SUBACCOUNT(1)
                                                                         -------------        -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $     4,862            $      486           $       86
   Net realized gain (loss).........................................              594                (4,166)                  10
   Net unrealized appreciation (depreciation).......................          352,421                75,187              (14,526)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..          357,877                71,507              (14,430)
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          891,760               349,399              538,439
   Participant transfers............................................        2,236,565               431,964              415,611
   Participant withdrawals..........................................         (153,437)              (36,050)             (47,303)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,974,888               745,313              906,747
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................        3,332,765               816,820              892,317
NET ASSETS
   Beginning of period..............................................                0                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $ 3,332,765           $   816,820          $   892,317
                                                                          ===========           ===========          ===========


                                                                            WANGER                WANGER
                                                                             U.S.              INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP               STOCK
                                                                          SUBACCOUNT            SUBACCOUNT          SUBACCOUNT(3)
                                                                          -----------           ----------          -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $  (196,294)          $    19,117          $        (8)
   Net realized gain (loss).........................................        1,128,070                 3,286                  148
   Net unrealized appreciation (depreciation).......................          857,628             1,051,832                  416
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,789,404             1,074,235                  556
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        9,117,666             3,222,916                1,490
   Participant transfers............................................        6,575,005             1,456,920               25,903
   Participant withdrawals..........................................       (2,592,905)           (1,076,075)                (557)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       13,099,766             3,603,761               26,836
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       14,889,170             4,677,996               27,392
NET ASSETS
   Beginning of period..............................................       16,347,497             6,533,872                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $31,236,667           $11,211,868          $    27,392
                                                                          ===========           ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998
                                                             (CONTINUED)

                                                                           TEMPLETON             TEMPLETON
                                                                        ASSET ALLOCATION       INTERNATIONAL
                                                                          SUBACCOUNT(3)        SUBACCOUNT(4)
                                                                          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $        (9)          $       (31)
   Net realized gain (loss).........................................              (12)                  862
   Net unrealized appreciation (depreciation).......................              367                 1,246
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from operations..              346                 2,077
                                                                          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            2,271                 4,687
   Participant transfers............................................           35,556                47,443
   Participant withdrawals..........................................             (614)                 (739)
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           37,213                51,391
                                                                          -----------           -----------
   Net increase (decrease) in net assets............................           37,559                53,468
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                          -----------           -----------
   End of period....................................................      $    37,559           $    53,468
                                                                          ===========           ===========


                                                                           TEMPLETON
                                                                           DEVELOPING          MUTUAL SHARES
                                                                            MARKETS             INVESTMENTS
                                                                         SUBACCOUNT(5)         SUBACCOUNT(6)
                                                                         -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $        (5)          $       (33)
   Net realized gain (loss).........................................            1,117                    59
   Net unrealized appreciation (depreciation).......................               56                   600
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from operations..            1,168                   626
                                                                          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            1,665                 4,558
   Participant transfers............................................            7,864                53,136
   Participant withdrawals..........................................              (32)               (4,549)
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................            9,497                53,145
                                                                          -----------           -----------
   Net increase (decrease) in net assets............................           10,665                53,771
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                          -----------           -----------
   End of period....................................................      $    10,665           $    53,771
                                                                          ===========           ===========

(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                        See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is offered as Flex Edge, Flex Edge Success and Phoenix Individual Edge(SM) for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The Account was established January 1, 1987 and currently consists of 34 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust, the Templeton Variable Products Series Fund, BT Insurance Funds Trust, Federated Insurance Series, and Morgan Stanley Dean Witter Universal Funds, Inc. (the "Funds"). As of December 31, 1999, 33 of the available 34 Subaccounts were invested in a corresponding series.

   Each Series has distinct investment objectives. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Stock Fund is a capital growth common stock fund. The Templeton Asset Allocation Fund invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return. The Templeton International Fund invests in stocks and debt obligations of companies and governments outside the United States. The Templeton Developing Markets Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Investments Fund is a capital appreciation fund with income as a secondary objective. The Wanger Twenty Series invests in growth common stock of U.S. companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 20 to 25 U.S. companies. The Wanger Foreign Forty Series invests in equity securities of foreign companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 40 to 60 companies in the developed markets. The EAFE(R) Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index, by investing in a statistically selected sample of the securities found in the matching fund. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses. The Federated Fund for U.S. Government Securities II Series seeks high current income by investing in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Federated High Income Bond Fund II Series seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds. The Phoenix-Janus Equity Income Series seeks current income and long-term capital growth. The Phoenix-Janus Growth Series seeks long-term capital growth, consistent with the preservation of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing in equity securities. The Technology Portfolio seeks long-term capital appreciation by investing in equity securities involved with technology and technology-related industries. The Phoenix-Federated U.S. Government Bond Series seeks to maximize total return by investing in debt obligations of the U.S. Government, its agencies and instrumentalities. Policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   F. RECLASSIFICATION: Certain prior year amounts have been reclassified to conform with the current year presentation.

   G. NEW POLICY: The Phoenix Individual Edge(SM) policy for individual variable life insurance became available on September 29, 1999.


                                          PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
    Purchases and sales of shares of the Funds for the period ended December 31, 1999 aggregated the following:
SUBACCOUNT                                                                                 PURCHASES                SALES
----------                                                                                 ---------                -----
The Phoenix Edge Series Fund:
       Goodwin Money Market.............................................                   $33,495,067           $26,555,874
       Engemann Capital Growth .........................................                    74,033,835            24,111,273
       Goodwin Multi-Sector Fixed Income ...............................                     5,868,418             3,244,388
       Oakhurst Strategic Allocation ...................................                     9,076,076             3,897,253
       Aberdeen International ..........................................                    18,752,892             8,032,462
       Oakhurst Balanced ...............................................                     6,346,417             3,363,406
       Duff & Phelps Real Estate Securities ............................                     1,330,693             1,163,730
       Seneca Strategic Theme ..........................................                    12,653,974               785,927
       Aberdeen New Asia ...............................................                     1,134,066               429,531
       Research Enhanced Index .........................................                    15,082,056             1,736,738
       Engemann Nifty Fifty ............................................                     5,731,136               289,707
       Seneca Mid-Cap Growth ...........................................                     1,649,525               317,823
       Oakhurst Growth and Income ......................................                     6,420,518               659,216
       Hollister Value Equity ..........................................                     1,748,541               249,747
       Schafer Mid-Cap Value ...........................................                     1,411,397               646,140
Wanger Advisors Trust:
       Wanger U.S. Small Cap ...........................................                    10,400,568             4,901,698
       Wanger International Small Cap ..................................                     4,742,166             1,836,452
Templeton Variable Products Series Fund:
       Templeton Stock .................................................                       351,351               124,342
       Templeton Asset Allocation ......................................                       271,700                46,422
       Templeton International .........................................                     2,054,415               982,343
       Templeton Developing Markets ....................................                       808,607               171,019
       Mutual Shares Investments .......................................                       393,638                45,785
Wanger Advisors Trust:
       Wanger Twenty ...................................................                       889,150               280,909
       Wanger Foreign Forty ............................................                       432,653                51,333
BT Insurance Funds Trust:
       EAFE Equity Index ...............................................                       222,009                 2,217
The Phoenix Edge Series Fund:
       Bankers Trust Dow 30.............................................                         5,260                   -
Federated Insurance Series:
       Federated U.S. Gov't Securities II ..............................                        80,752                 1,255
       Federated High Income Bond Fund II ..............................                       177,166                   935
The Phoenix Edge Series Fund:
       Janus Equity Income .............................................                        13,190                   -
       Janus Growth ....................................................                       177,370                     9
       Janus Flexible Income ...........................................                         4,363                    41
       Morgan Stanley Focus Equity......................................                         2,045                    47
Morgan Stanley Dean Witter Universal Funds, Inc.:
       Technology Portfolio ............................................                       109,761                    27


                                         PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 1999 (IN UNITS)
                                                             SUBACCOUNT
                         -----------------------------------------------------------------------------------------------------------
FLEX EDGE, FLEX EDGE      GOODWIN     ENGEMANN    GOODWIN     OAKHURST                            DUFF & PHELPS  SENECA
SUCCESS & PHOENIX          MONEY       CAPITAL  MULTI-SECTOR  STRATEGIC    ABERDEEN     OAKHURST   REAL ESTATE  STRATEGIC  ABERDEEN
INDIVIDUAL EDGE            MARKET      GROWTH   FIXED INCOME ALLOCATION  INTERNATIONAL  BALANCED   SECURITIES     THEME    NEW ASIA
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period      18,764,711  58,070,016    7,146,215  12,360,921    24,601,859 12,394,644    2,939,763  4,370,324 2,170,887
Participant deposits     27,953,338   8,920,090    1,344,384   1,568,311     3,334,503  1,708,170      841,453  1,567,951   584,634
Participant transfers   (20,200,183)    312,980        3,872     142,045      (839,990)   466,023     (601,799) 3,457,469   474,138
Participant withdrawals  (4,552,133) (6,342,974)    (780,831) (1,128,849)   (2,330,455)(1,486,306)    (272,453)  (688,258) (200,630)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                21,965,733  60,960,112   7,713,640   12,942,428    24,765,917 13,082,531    2,906,964  8,707,486 3,029,029
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                          GOODWIN     ENGEMANN    GOODWIN     OAKHURST                            DUFF & PHELPS  SENECA
                           MONEY       CAPITAL  MULTI-SECTOR  STRATEGIC    ABERDEEN     OAKHURST   REAL ESTATE  STRATEGIC  ABERDEEN
JOINT EDGE                 MARKET      GROWTH   FIXED INCOME ALLOCATION  INTERNATIONAL  BALANCED   SECURITIES     THEME    NEW ASIA
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period         681,030   2,968,505      318,985     493,297     1,259,824    571,300      206,022    459,009   156,871
Participant deposits      1,912,344     775,545       87,126     117,706       293,147    129,765       86,734    172,388    62,272
Participant transfers    (1,105,218)     74,557       (6,514)    (11,425)       (9,104)   (84,914)     (22,474)   185,351    (6,604)
Participant withdrawals    (316,180)   (476,097)     (53,999)    (68,444)     (171,042)   (60,107)     (47,675)  (106,493)  (29,525)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                 1,171,976   3,342,510      345,598     531,134     1,372,825    556,044      222,607    710,255   183,014
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                 WANGER
FLEX EDGE, FLEX EDGE      RESEARCH    ENGEMANN     SENECA     OAKHURST     HOLLISTER    SCHAFER                  INTER-
SUCCESS & PHOENIX         ENHANCED     NIFTY       MID-CAP   GROWTH AND     VALUE       MID-CAP    WANGER U.S.  NATIONAL  TEMPLETON
INDIVIDUAL EDGE            INDEX       FIFTY       GROWTH      INCOME       EQUITY       VALUE      SMALL CAP   SMALL CAP   STOCK
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period       8,854,127   1,338,048      739,501   2,624,544       694,612    973,879   20,637,042  9,044,236    27,527
Participant deposits      2,964,456   1,068,340      406,906   1,746,319       433,099    491,001    4,520,028  2,098,693   162,970
Participant transfers     6,184,903   3,105,959      700,507   3,149,035       843,409    456,676     (614,474)   212,261   104,654
Participant withdrawals  (1,474,710)   (425,892)    (122,229)   (678,841)     (144,810)  (125,623)  (2,455,459)  (935,725)  (62,981)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                16,528,776   5,086,455    1,724,685   6,841,057     1,826,310  1,795,933   22,087,137 10,419,465   232,170
                         ==========  ========== ============ =========== ============= ========== ============ ========== =========


                                                                                                                 WANGER
                          RESEARCH    ENGEMANN     SENECA     OAKHURST     HOLLISTER     SCHAFER                  INTER-
                          ENHANCED     NIFTY       MID-CAP   GROWTH AND      VALUE      MID-CAP    WANGER U.S.  NATIONAL  TEMPLETON
JOINT EDGE                INDEX        FIFTY       GROWTH      INCOME        EQUITY       VALUE     SMALL CAP   SMALL CAP   STOCK
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period         287,730      50,544       62,386     160,364        53,394     39,582    1,090,407    631,151         7
Participant deposits        202,209      73,307       44,243     173,719        45,265     53,636      446,923    212,857     2,773
Participant transfers       219,285     194,347       33,474     173,119        35,912     49,425      (24,997)    71,943       500
Participant withdrawals     (95,971)    (50,774)     (20,051)    (76,304)      (22,963)   (23,116)    (203,150)  (101,647)     (598)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                   613,253     267,424      120,052     430,898       111,608    119,527    1,309,183    814,304     2,682
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                          FEDERATED
FLEX EDGE, FLEX EDGE     TEMPLETON    TEMPLETON  TEMPLETON     MUTUAL                   WANGER                  BANKERS   U.S. GOV'T
SUCCESS & PHOENIX          ASSET       INTER-    DEVELOPING    SHARES       WANGER      FOREIGN    EAFE EQUITY   TRUST    SECURITIES
INDIVIDUAL EDGE          ALLOCATION   NATIONAL     MARKETS   INVESTMENTS    TWENTY       FORTY        INDEX      DOW 30      II
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period          37,125      48,772        9,999      54,032           -          -            -          -         -
Participant deposits         54,848     159,501       99,633     123,591       135,991     42,695       23,991        -       2,031
Participant transfers       162,049     831,226      389,495     224,829       374,340    287,804      166,371      5,249    76,174
Participant withdrawals     (20,462)    (65,860)     (40,038)    (28,918)      (33,888)   (17,034)      (1,552)        (8)   (1,714)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                   233,560     973,639      459,089     373,534       476,443    313,465      188,810      5,241    76,491
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                          FEDERATED
                         TEMPLETON    TEMPLETON  TEMPLETON     MUTUAL                   WANGER                  BANKERS   U.S. GOV'T
                           ASSET       INTER-    DEVELOPING    SHARES       WANGER      FOREIGN    EAFE EQUITY   TRUST    SECURITIES
JOINT EDGE               ALLOCATION   NATIONAL     MARKETS   INVESTMENTS    TWENTY       FORTY        INDEX      DOW 30      II
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period             104       2,643           75         -             -          -            -          -         -
Participant deposits          2,163       8,500        1,927       1,233         4,104        166          692        -         135
Participant transfers           476      17,758       21,497       6,716        24,814      4,134       11,598        -       2,188
Participant withdrawals        (641)     (3,051)      (7,712)       (509)       (9,291)      (363)        (108)       -         (37)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                     2,102      25,850       15,787       7,440        19,627      3,937       12,182        -       2,286
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                         FEDERATED
                           HIGH
FLEX EDGE, FLEX EDGE       INCOME      JANUS                   JANUS       MORGAN
SUCCESS & PHOENIX          BOND        EQUITY      JANUS      FLEXIBLE     STANLEY     TECHNOLOGY
INDIVIDUAL EDGE           FUND II      INCOME      GROWTH      INCOME    FOCUS EQUITY  PORTFOLIO
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding,
beginning of period             -           -            -           -             -          -
Participant deposits            302         -          1,976         -             -          300
Participant transfers       180,481      12,460      169,757       4,354         2,046     84,516
Participant withdrawals        (995)        (11)        (130)        (42)          (46)      (124)
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding, end
of period                   179,788      12,449      171,603       4,312         2,000     84,692
                         ==========  ========== ============ =========== ============= ==========


                         FEDERATED
                           HIGH
                          INCOME       JANUS                   JANUS       MORGAN
                           BOND        EQUITY      JANUS      FLEXIBLE     STANLEY     TECHNOLOGY
JOINT EDGE                FUND II      INCOME      GROWTH      INCOME    FOCUS EQUITY  PORTFOLIO
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding,
beginning of period             -           -            -           -             -          -
Participant deposits            -           -            -           -             -          -
Participant transfers           -           755          -           -             -       19,693
Participant withdrawals         -           -            568         -             -          (25)
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding, end
of period                       -           755          568         -             -       19,668
                         ==========  ========== ============ =========== ============= ==========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--POLICY LOANS

   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of the policy value reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/2% in policy years 16 and thereafter for Flex Edge Success policies], [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/4% in policy years 16 and thereafter for Phoenix Individual Edge(SM)] and [8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge and Joint Edge policies] and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge Success and Phoenix Individual Edge(SM) policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $36,655,692 during the year ended December 31, 1999. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.

   PEPCO is the principal underwriter and distributor of the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success and Phoenix Individual Edge(SM), the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 7--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO] PRICEWATERHOUSECOOPERS

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Goodwin Money Market, Engemann Capital Growth, Goodwin Multi-Sector Fixed Income, Oakhurst Strategic Allocation, Aberdeen International, Oakhurst Balanced, Duff & Phelps Real Estate Securities, Seneca Strategic Theme, Aberdeen New Asia, Research Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Oakhurst Growth and Income, Hollister Value Equity, Schafer Mid-Cap Value, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton Stock, Templeton Asset Allocation, Templeton International, Templeton Developing Markets, Mutual Shares Investments, Wanger Twenty, Wanger Foreign Forty, EAFE Equity Index, Bankers Trust Dow 30, Federated U.S. Government Securities II, Federated High Income Bond Fund II, Janus Equity Income, Janus Growth, Janus Flexible Income, Morgan Stanley Focus Equity and Technology Portfolio (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.


/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
March 10, 2000

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103


----------------------------

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ........................................53

Consolidated Balance Sheet at December 31, 1999 and 1998..................54

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1999, 1998 and 1997 ....................55

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1999, 1998 and 1997 ........................................56

Notes to Consolidated Financial Statements ............................57-93

[LOGO] PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860)241 7000
                                                    Facsimile (860)241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As indicated in Note 20, the Company has revised the accounting for venture capital partnerships.


/S/PricewaterhouseCoopers LLP

February 15, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                       1999               1998
                                                                                             (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                          $        1,990,169  $       1,725,439
Available-for-sale debt securities, at fair value                                     5,506,779          5,987,426
Equity securities, at fair value                                                        461,613            301,649
Mortgage loans                                                                          716,831            797,343
Real estate                                                                              92,027             91,975
Policy loans                                                                          2,042,557          2,008,259
Venture capital partnerships                                                            338,122            191,162
Other invested assets                                                                   300,474            232,131
Short-term investments                                                                  133,367            185,983
                                                                             ------------------- -----------------
Total investments                                                                    11,581,939         11,521,367

Cash and cash equivalents                                                               187,610            115,187
Accrued investment income                                                               174,894            164,812
Deferred policy acquisition costs                                                     1,306,728          1,049,934
Premiums, accounts and notes receivable                                                 119,231             61,489
Reinsurance recoverables                                                                 18,772             18,908
Property and equipment, net                                                             137,758            142,153
Goodwill and other intangible assets, net                                               593,267            477,895
Net assets of discontinued operations (Note 11)                                         187,595            283,793
Other assets                                                                             51,434             36,940
Separate account assets                                                               5,923,888          4,798,949
                                                                             ------------------  -----------------
Total assets                                                                 $       20,283,116  $      18,671,427
                                                                             ==================  =================


LIABILITIES

Policy liabilities and accruals                                              $       11,438,032  $      11,110,280
Notes payable                                                                           499,392            386,575
Deferred income taxes                                                                    86,262            116,104
Other liabilities                                                                       474,179            430,956
Separate account liabilities                                                          5,923,888          4,798,949
                                                                             ------------------- -----------------
Total liabilities                                                                    18,421,753         16,842,864
                                                                             ------------------- -----------------

Contingent liabilities (Note 18)

MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES                                                           100,112             92,008
                                                                             ------------------- -----------------

EQUITY
Retained earnings                                                                     1,731,146          1,642,264
Accumulated other comprehensive income                                                   30,105             94,291
                                                                             ------------------- -----------------
Total equity                                                                          1,761,251          1,736,555

                                                                             ------------------- -----------------
Total liabilities and equity                                                 $       20,283,116  $      18,671,427
                                                                             =================== =================

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                         1999             1998             1997
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                             $   1,134,207   $    1,154,730   $  1,076,157
Insurance and investment product fees                                      591,786          493,415        367,540
Net investment income                                                      950,344          851,603        714,367
Net realized investment gains                                               35,675           58,202        111,043
                                                                     --------------  ---------------  ------------
 Total revenues                                                          2,712,012        2,557,950      2,269,107
                                                                     --------------  ---------------  ------------

BENEFITS AND EXPENSES
Policy benefits and increase in policy liabilities                       1,352,419        1,403,166      1,201,929
Policyholder dividends                                                     360,509          351,653        343,611
Amortization of deferred policy acquisition costs                          146,603          137,663        102,617
Amortization of goodwill and other intangible assets                        37,963           23,126          9,366
Interest expense                                                            32,659           25,911         24,300
Other operating expenses                                                   520,603          428,756        367,016
                                                                     --------------  ---------------  ------------
 Total benefits and expenses                                             2,450,756        2,370,275      2,048,839
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST                                 261,256          187,675        220,268
Income taxes                                                               107,881           65,046         47,241
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST                                                  153,375          122,629        173,027

Minority interest in net income of consolidated subsidiaries                10,064           10,512         10,623
                                                                     --------------  ---------------  ------------

NET INCOME FROM CONTINUING OPERATIONS                                      143,311          112,117        162,404

DISCONTINUED OPERATIONS (NOTE 11)
Gain from operations, net of income taxes                                   17,555           25,012          7,248
Loss on disposal, net of income taxes                                      (71,984)
                                                                     --------------  ---------------  ------------
NET INCOME                                                                  88,882          137,129        169,652
                                                                     --------------  ---------------  ------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                    (61,246)         (46,967)        98,287
Reclassification adjustment for net realized gains
 included in net income                                                     (1,452)         (12,980)       (30,213)
Minimum pension liability adjustment                                        (1,488)          (1,526)        (2,101)
                                                                     --------------  ---------------  ------------
 Total other comprehensive (loss) income                                   (64,186)         (61,473)        65,973
                                                                     --------------  ---------------  ------------

COMPREHENSIVE INCOME                                                        24,696           75,656        235,625
                                                                     --------------  ---------------  ------------
EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 20)                           1,736,555        1,660,899      1,425,274
                                                                     --------------  ---------------  ------------
EQUITY, END OF YEAR                                                  $   1,761,251   $    1,736,555   $  1,660,899
                                                                     ==============  ==============   =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                         1999          1998           1997
                                                                                   (IN THOUSANDS)
CASH FLOW FROM CONTINUING OPERATIONS ACTIVITIES
 Net income from continuing operations                               $   143,311   $    112,117   $    162,404
 Net (loss) income from discontinued operations                          (54,429)        25,012          7,248

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY CONTINUING OPERATIONS:
 Net realized investment gains                                           (35,675)       (58,202)      (111,465)
 Amortization and depreciation                                            69,367         51,076         61,876
 Equity in undistributed earnings of affiliates and partnerships        (138,215)       (44,119)       (38,588)
 Deferred income taxes (benefit)                                         (14,102)           398         25,298
 (Increase) in receivables                                               (67,688)       (23,846)       (46,178)
 Increase (decrease) in deferred policy acquisition costs                  3,493        (26,945)       (44,406)
 Increase in policy liabilities and accruals                             329,660        368,528        494,462
 Increase in other assets/other liabilities, net                          53,901         58,795         54,230
 Other, net                                                                2,752          1,660          7,752
                                                                     -----------   ------------   ------------
  Net cash provided by operating activities of continuing operations     346,804        439,462        565,385
  Net cash (used for) provided by operating activities of
discontinued operations                                                 (105,537)       104,512         88,907
                                                                     -----------   ------------   ------------

CASH FLOW FROM INVESTING ACTIVITIES OF CONTINUING OPERATIONS
 Proceeds from sales, maturities or repayments
  of available-for-sale debt securities                                 1,702,889      1,322,381      1,082,132
 Proceeds from maturities or repayments of held-to-maturity debt
  securities                                                              186,710        267,746        200,946
 Proceeds from disposals of equity securities                             163,530         45,204         51,373
 Proceeds from mortgage loan maturities or repayments                     124,864        200,419        164,213
 Proceeds from sale of real estate and other invested assets               37,952        439,917        213,224
 Proceeds from distributions of venture capital partnerships               26,730         18,550          5,650
 Proceeds from sale of subsidiaries and affiliates                         15,000         16,300
 Purchase of available-for-sale debt securities                        (1,672,705)    (2,400,058)    (1,547,855)
 Purchase of held-to-maturity debt securities                            (427,472)      (585,370)      (183,371)
 Purchase of equity securities                                           (162,391)       (85,002)       (88,573)
 Purchase of subsidiaries                                                (187,621)        (6,647)      (246,400)
 Purchase of mortgage loans                                               (25,268)       (75,974)      (140,831)
 Purchase of real estate and other invested assets                        (71,407)      (134,224)       (50,599)
 Purchase of venture capital partnerships                                (108,461)       (67,200)       (39,994)
 Change in short term investments, net                                     52,616        855,117         23,135
 Increase in policy loans                                                 (34,298)       (21,532)       (59,699)
 Capital expenditures                                                     (20,505)       (25,052)       (44,380)
 Other investing activities, net                                            1,697         (6,540         (1,750)
                                                                    ------------- -------------- --------------
  Net cash used for investing activities of continuing operations        (398,140)      (241,965)      (662,779)
  Net cash provided by (used for) investing activities of
discontinued
   operations                                                             157,267       (101,532)       (93,239)
                                                                    ------------- -------------- --------------
CASH FLOW FROM FINANCING ACTIVITIES OF CONTINUING OPERATIONS
 Withdrawals of contractholder deposit funds,
  net of deposits and interest credited                                    (1,908)       (11,124)       (17,902)
 Proceeds from repayment of securities sold
  subject to repurchase agreements                                         28,398       (137,473)       137,473
 Proceeds from borrowings                                                 124,500            136        215,359
 Repayment of borrowings                                                  (11,683)       (55,589)      (243,293)
 Dividends paid to minority shareholders in consolidated                   (4,240)        (4,938)        (6,895)
 Other financing activities                                                  (361)        (5,664)        (1,250)
                                                                     ------------- -------------- --------------
  Net cash provided by (used for) financing activities of continuing
   operations                                                             134,706       (214,652)        83,492
  Net cash (used for) provided by financing activities of discontinued
   operations                                                             (62,677)        (7,739)         4,489
                                                                     ------------- -------------- --------------
NET CHANGE IN CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS           83,370        (17,155)       (13,902)
NET CHANGE IN CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS        (10,947)        (4,759)           157
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              115,187        137,101        150,846
                                                                     ------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                               $    187,610  $    115,187   $     137,101
                                                                     ============= ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net                                             $   106,372   $     44,508   $     76,167
  Interest paid on indebtedness                                      $    34,791   $     32,834   $     32,300

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are distributed among three reportable segments: Individual, Investment Management and Corporate & Other. See Note 10 - "Segment Information."

    Additionally, in 1999, Phoenix discontinued the operations of four of its business units: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management
    Operations and the Group Insurance Operations. See Note 11 -
    "Discontinued Operations."


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Amounts for 1998 and 1997 have been retroactively restated to account for income from venture capital partnership investments and leveraged lease investments. See Note 20 - "Prior Period Adjustments" for venture capital investment and leveraged lease investment information. Certain reclassifications have been made to the 1998 and 1997 amounts to conform with the 1999 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

    Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are generally valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. Some general partners will discount the fair value of private investments held to reflect these restrictions. These valuations subject the earnings to volatility. Beginning in 1999, Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Prior to 1999, these amounts were not recorded. Prior years have been restated to reflect this change. See Note 20
    - "Prior Period Adjustments" for additional information on venture capital partnership investments.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

    Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

    Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life insurance policies, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over their estimated lives. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June, 1999, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133". Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

    Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

    Phoenix adopted SFAS No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the " industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, " Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions". The new statement revises and standardizes

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of Phoenix.

    On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expenses as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

    DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units; the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 11 - "Discontinued Operations."

    PFG HOLDINGS, INC.

    On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition Phoenix has an option to purchase all the outstanding common stock during year six at a value to 80% of the appraised value of the common stock at that time. As of the statement date this option had not been executed. Since the investment represents a majority interest Phoenix has consolidated this entity for GAAP as if the preferred stock had been converted and established a minority interest for outside shareholders. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

    PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

    AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EMPRENDIMIENTO COMPARTIDO, S.A., (EMCO)

    At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased
    13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

    In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

    On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

    After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

    PHOENIX NEW ENGLAND TRUST

    On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

    LOMBARD INTERNATIONAL ASSURANCE, S.A.

    On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in eight European countries. This investment is classified as equity securities in the Consolidated Balance Sheet.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 1, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The Zweig Group managed approximately $3.3 billion of assets as of December 31,1999.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    ABERDEEN ASSET MANAGEMENT PLC

    On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

    As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

    DIVIDEND SCALE REDUCTION

    In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October of 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                          GROSS           GROSS
                                                       AMORTIZED       UNREALIZED      UNREALIZED          FAIR
                                                          COST            GAINS          LOSSES           VALUE
                                                                             (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $       27,595    $        416    $     (1,033)  $      26,978
    Foreign government bonds                                  3,032                            (796)          2,236
    Corporate securities                                  1,776,174          12,945         (95,707)      1,693,412
    Mortgage-backed and asset-backed
     securities                                             285,387           1,361         (19,166)        267,582
                                                     ---------------  --------------  --------------  --------------

     Total held-to-maturity securities                    2,092,188          14,722        (116,702)      1,990,208
     Less: held-to-maturity securities of
      discontinued operations                               102,019             736          (5,835)         96,920
                                                     ---------------  --------------  --------------  --------------
     Total held-to-maturity securities of
      continuing operations                               1,990,169          13,986        (110,867)      1,893,288
                                                     ---------------  --------------  --------------  --------------
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        283,697           1,955          (6,537)        279,115
    State and political subdivision bonds                   495,860           4,765         (21,751)        478,874
    Foreign government bonds                                273,868          23,700          (3,990)        293,578
    Corporate securities                                  2,353,228          18,578        (102,773)      2,269,033
    Mortgage-backed and asset-backed
     securities                                           2,977,136          17,916        (103,264)      2,891,788
                                                     ---------------  --------------  --------------  --------------

     Total available-for-sale securities                  6,383,789          66,914        (238,315)      6,212,388
     Less: available-for-sale securities of
      discontinued operations                               725,077           7,600         (27,068)        705,609
                                                     ---------------  --------------  --------------  --------------
     Total available-for-sale securities of
      continuing operations                               5,658,712          59,314        (211,247)      5,506,779
                                                     ---------------  --------------  --------------  --------------

     TOTAL DEBT SECURITIES OF CONTINUING
     OPERATIONS                                      $    7,648,881   $      73,300    $   (322,114)  $   7,400,067
                                                     ==============   ==============   =============  =============
    EQUITY SECURITIES                                $      311,100   $     176,593    $    (24,211)  $     463,482
     Less: equity securities of discontinued
      operations                                              1,869                                           1,869
                                                     ---------------  --------------  --------------  --------------
     TOTAL EQUITY SECURITIES OF CONTINUING
      OPERATIONS                                     $      309,231   $     176,593    $    (24,211)  $     461,613
                                                     ==============   ==============   =============  =============


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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                           GROSS          GROSS
                                                         AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                           COST            GAINS         LOSSES           VALUE
                                                                              (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds              $       10,562   $        643   $        (78)  $      11,127
    Foreign government bonds                                    3,036                          (743)          2,293
    Corporate securities                                    1,695,789         98,896        (13,823)      1,780,862
    Mortgage-backed and asset-backed
     securities                                               172,300          6,201            (12)        178,489
                                                       --------------- -------------- --------------  --------------

      Total held-to-maturity securities                     1,881,687        105,740        (14,656)      1,972,771
      Less: held-to-maturity securities of
       discontinued operations                                156,248          8,776         (1,216)        163,808
                                                       --------------- -------------- --------------  --------------
      Total held-to-maturity securities of
       continuing operations                                1,725,439         96,964        (13,440)      1,808,963
                                                       --------------- -------------- --------------  --------------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                          497,089         34,454           (422)        531,121
    State and political subdivision bonds                     529,977         43,622           (104)        573,495
    Foreign government bonds                                  293,968         28,814        (18,691)        304,091
    Corporate securities                                    1,993,720        110,525        (36,656)      2,067,589
    Mortgage-backed and asset-backed
     securities                                             3,121,690        110,172        (14,618)      3,217,244
                                                       --------------- -------------- --------------  --------------

      Total available-for-sale securities                   6,436,444        327,587        (70,491)      6,693,540
      Less: available-for-sale securities of
       discontinued operations                                678,992         34,558         (7,436)        706,114
                                                       --------------- -------------- --------------  --------------
      Total available-for-sale securities of
       continuing operations                                5,757,452        293,029        (63,055)      5,987,426
                                                       --------------- -------------- --------------  --------------

      TOTAL DEBT SECURITIES OF CONTINUING
       OPERATIONS                                         $ 7,482,891  $     389,993   $    (76,495)  $   7,796,389
                                                       ==============  =============   ============   =============

    EQUITY SECURITIES                                  $      223,915  $     102,018   $    (21,388)  $     304,545
      Less: equity securities of discontinued
       operations                                               2,896                                         2,896
                                                       --------------- -------------- --------------  --------------
      TOTAL EQUITY SECURITIES OF CONTINUING
       OPERATIONS                                      $      221,019  $     102,018   $    (21,388)  $     301,649
                                                       ==============  =============   ============   =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $19.6 million and $59.1 million, for the years ended December 31, 1999, 1998 and 1997, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. The related realized losses, net of the sales, were $0.2 million, $0.8 million and $10.1 million in 1999, 1998 and 1997, respectively.

    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                          HELD-TO-MATURITY                AVAILABLE-FOR-SALE
                                                     AMORTIZED          FAIR           AMORTIZED          FAIR
                                                        COST           VALUE             COST             VALUE
                                                                            (IN THOUSANDS)

    Due in one year or less                        $      118,171  $      116,992    $       43,180    $     43,483
    Due after one year through five years                 583,115         564,215           534,417         532,676
    Due after five years through ten years                587,568         566,505         1,146,805       1,104,661
    Due after ten years                                   517,946         474,913         1,682,250       1,639,771
    Mortgage-backed and
     asset-backed securities                              285,388         267,583         2,977,137       2,891,797
                                                   --------------- ---------------  ----------------  --------------

    Total                                          $    2,092,188  $    1,990,208    $    6,383,789    $  6,212,388
    Less: securities of discontinued
     operations                                           102,019          96,920           725,077         705,609
                                                   --------------- ---------------  ----------------  --------------
    Total securities of continuing                 $    1,990,169  $    1,893,288    $    5,658,712    $  5,506,779
     operations                                    =============== ===============  ================  ==============



    Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                         DECEMBER 31,
                                                                                 1999                 1998
                                                                                        (IN THOUSANDS)

    Planned amortization class                                              $      168,027     $            433,668
    Asset-backed                                                                   956,892                  910,594
    Mezzanine                                                                      194,849                  280,162
    Commercial                                                                     735,238                  641,485
    Sequential pay                                                               1,039,001                  982,576
    Pass through                                                                    77,154                  119,065
    Other                                                                            6,014                   21,994
                                                                            ---------------    ---------------------

    Total mortgage-backed and asset-backed securities                       $    3,177,175     $          3,389,544
                                                                            ===============    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                             MORTGAGE LOANS                              REAL ESTATE
                                              DECEMBER 31,                               DECEMBER 31,
                                        1999                 1998                 1999                 1998
                                             (IN THOUSANDS)                             (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings             $         183,912      $        221,244     $         30,545    $         38,343
    Retail                                 208,606               203,927               14,111              36,858
    Apartment buildings                    252,947               261,894               41,744              21,553
    Industrial buildings                    82,699               121,789                                    1,600
    Other                                    2,950                19,089                8,859                  32
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  =================

    GEOGRAPHIC REGION:
    Northeast                    $         149,336      $        169,368     $         59,582    $         47,709
    Southeast                              198,604               213,916                   32                  32
    North central                          164,150               176,683                  744              11,453
    South central                          105,062                98,956               21,232              22,649
    West                                   113,962               169,020               13,669              16,543
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  ==================

    At December 31, 1999, scheduled mortgage loan maturities were as follows:
    2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million; 2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $2.3 million of its mortgage loans during 1999 and 1998, respectively, based on terms which differed from those granted to new borrowers.

    The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 1998 is $6.0 million and $17.2 million, respectively. There are valuation allowances of $5.4 million and $14.7 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                    BALANCE AT                                                      BALANCE AT
                                    JANUARY 1,            ADDITIONS           DEDUCTIONS           DECEMBER 31,
                                                                  (IN THOUSANDS)
    1999
    Mortgage loans               $         30,600     $          9,697    $         (26,014)    $          14,283
    Real estate                             6,411                  183               (3,362)                3,232
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         37,011     $          9,880    $         (29,376)    $          17,515
                                 ==================   ==================  ===================   ===================

    1998
    Mortgage loans               $         35,800     $         50,603    $         (55,803)    $          30,600
    Real estate                            28,501                5,108              (27,198)                6,411
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         64,301     $         55,711    $         (83,001)    $          37,011
                                 ==================   ==================  ===================   ===================

    1997
    Mortgage loans               $         48,399     $          6,731    $         (19,330)    $          35,800
    Real estate                            47,509                4,201              (23,209)               28,501
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         95,908     $         10,932    $         (42,539)    $          64,301
                                 ==================   ==================  ===================   ===================

    NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of non-income producing mortgage loans were $0.0 million and $15.6 million at December 31, 1999 and 1998, respectively. The net carrying value of non-income producing bonds were $0.0 million and $22.3 at December 31, 1999 and 1998, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DERIVATIVE INSTRUMENTS

    Derivative instruments at December 31, are summarized below:

                                                               1999                            1998
                                                                         ($ IN THOUSANDS )

    Swaptions:
      Notional amount                                $             1,600,000
      Weighted average strike rate                                     5.02%
      Index rate (1)                                              10 Yr. CMS
      Fair value                                     $               (8,200)

    Interest rate floors:
      Notional amount                                $             1,210,000             $        570,000
      Weighted average strike rate                                     4.57%                        4.59%
      Index rate (1)                                        2-10 Yr. CMT/CMS                 5-10 Yr. CMT
      Fair value                                     $               (7,542)             $          1,423

    Interest rate swaps:
      Notional amount                                $               474,037             $        424,573
      Weighted average received rate                                   6.33%                        6.27%
      Weighted average paid rate                                       6.09%                        5.82%
      Fair value                                     $                 1,476             $         10,989

    Foreign currency swaps:
      Notional amount                                $                 8,074
      Weighted average received rate                                  12.04%
      Weighted average paid rate                                      10.00%
      Fair value                                     $                   213

    Interest rate caps:
      Notional amount                                $                50,000             $         50,000
      Weighted average strike rate                                     7.95%                        7.95%
      Index rate (1)                                              10 Yr. CMT                   10 Yr. CMT
      Fair value                                     $                   842             $           (96)

    (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

    The increase in net investment income related to interest rate swap contracts was $1.0 million and $2.1 million for the years ended December 31, 1999 and 1998, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $2.3 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

    Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

    VENTURE CAPITAL PARTNERSHIPS

    Phoenix invests in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

    Phoenix records its equity in the earnings of the partnerships in net investment income.

    The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          1998          1997
                                                                                       (IN THOUSANDS)

    Operating losses                                                       $   (8,921)  $     (2,746)  $   (2,131)
    Realized gains on cash and stock distributions                             84,725         23,360       31,336
    Unrealized gains on investments held in the partnerships                   64,091         19,009        4,531
                                                                           -----------  ------------  -----------
    Total venture capital partnership net investment income                $  139,895   $     39,623   $   33,736
                                                                           ===========  ============  ===========

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                        DECEMBER 31,
                                                                                 1999                  1998
                                                                                       (IN THOUSANDS)

    Transportation and equipment leases                                   $           82,063     $          80,953
    Affordable housing partnerships                                                   22,247                10,854
    Investment in Aberdeen Asset Management                                           99,074                72,257
    Investment in EMCO of Argentina                                                   13,423                10,681
    Investment in other affiliates                                                    12,389                12,706
    Seed money in separate accounts                                                   33,279                26,587
    Other partnership interests                                                       41,953                22,697
                                                                          -------------------   -------------------

    Total other invested assets                                           $          304,428     $         236,735
    Less: other invested assets of discontinued operations                             3,954                 4,604
                                                                          -------------------   -------------------
    Total other invested assets of continuing operations                  $          300,474     $         232,131
                                                                          ===================   ===================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                                          1999           1998           1997
                                                                                    (IN THOUSANDS)

    Debt securities                                                   $    641,076     $  598,892    $   509,702
    Equity securities                                                        8,272          6,469          4,277
    Mortgage loans                                                          66,285         83,101         85,662
    Policy loans                                                           148,998        146,477        122,562
    Real estate                                                              9,716         38,338         18,939
    Leveraged leases                                                         2,202          2,746          2,692
    Venture capital partnerships                                           139,895         39,623         33,736
    Other invested assets                                                    2,544          1,750          2,160
    Short-term investments                                                  22,543         23,825         18,768
                                                                      -------------   ------------  -------------

    Sub-total                                                            1,041,531        941,221        798,498
    Less investment expenses                                                23,505         23,328         22,621
                                                                      -------------   ------------  -------------

    Net investment income                                             $  1,018,026     $  917,893    $   775,877
    Less: net investment income of discontinued operations                  67,682         66,290         61,510
                                                                      -------------   ------------  -------------
    Total net investment income of continuing operations              $    950,344     $  851,603    $   714,367
                                                                      =============   ============  =============

    Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $40.8 million at December 31, 1999 and 1998, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $4.9 million and $5.3 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $4.0 million and $3.8 million in 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                            1999                  1998                1997
                                                                            (IN THOUSANDS)

    Debt securities                                   $        (428,497)   $         (7,040)    $        112,194
    Equity securities                                            71,752             (91,880)              74,547
    Deferred policy acquisition costs                           260,287               6,694              (80,603)
    Deferred income taxes                                       (33,760)            (32,279)              38,064
                                                      ------------------   -----------------    -----------------

    Net unrealized investment (losses) gains
      on securities available-for-sale                $         (62,698)   $        (59,947)    $         68,074
                                                      ==================   =================    =================

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                                          1999           1998            1997
                                                                                     (IN THOUSANDS)

    Debt securities                                                    $   (20,416)  $     (4,295)    $    19,315
    Equity securities                                                       16,648         11,939          26,290
    Mortgage loans                                                          18,534         (6,895)          3,805
    Real estate                                                              2,915         67,522          44,668
    Other invested assets                                                   18,432         (4,709)         17,387
                                                                       ------------   ------------    ------------

    Net realized investment gains                                           36,113         63,562         111,465
    Less realized from discontinued operations                                 438          5,360             422
                                                                       ------------   ------------    ------------
    Net realized investment gains from continuing
     operations                                                        $    35,675    $    58,202     $   111,043
                                                                       ============   ============    ============

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                         1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Proceeds from disposals                        $     1,106,929        $       912,696       $       821,339
    Gross gains on sales                           $        21,808        $        17,442       $        27,954
    Gross losses on sales                          $        39,122        $        33,641       $         5,309

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                          DECEMBER 31,
                                                                                     1999              1998
                                                                                         (IN THOUSANDS)
    Phoenix Investment Partners gross amounts:
      Goodwill                                                                   $     384,576      $    321,793
      Investment management contracts                                                  235,976           169,006
      Non-compete covenant                                                               5,000             5,000
      Other                                                                             10,894               472
                                                                                 --------------    --------------
    Totals                                                                             636,446           496,271
                                                                                 --------------    --------------

    Other gross amounts:
      Goodwill                                                                          32,554            16,631
      Intangible asset related to pension plan benefits                                 11,739            16,229
      Other                                                                              1,206               693
                                                                                 --------------    --------------
    Totals                                                                              45,499            33,553
                                                                                 --------------    --------------

    Total gross goodwill and other intangible assets                                   681,945           529,824

    Accumulated amortization - Phoenix Investment Partners                             (79,912)          (49,615)
    Accumulated amortization - other                                                    (8,766)           (2,314)
                                                                                 --------------    --------------

    Total net goodwill and other intangible assets                               $     593,267      $    477,895
                                                                                 ==============    ==============

6.  NOTES PAYABLE

                                                                               DECEMBER 31,
                                                                  1999                             1998
                                                                              (IN THOUSANDS)

    Short-term debt                                          $         21,598                 $         1,938
    Bank borrowings                                                   260,284                         168,278
    Notes payable                                                       1,146
    Subordinated debentures                                            41,364                          41,359
    Surplus notes                                                     175,000                         175,000
                                                             -----------------               -----------------

    Total notes payable                                      $       499,392                  $       386,575
                                                             =================               ================

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1999, Phoenix had outstanding balances totaling $436.7 million. The total unused credit was $369.0 million. Interest rates ranged from 5.26% to 7.48% in 1999.

    Maturities of other indebtedness are as follows: 2000 - $21.6 million; 2001
    - $26.0 million; 2002 $200.0 million; 2003 - $0.0 million; 2004 - $35.0 million; 2005 and thereafter - $216.8 million.

    Interest expense was $32.7 million, $25.9 million and $24.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Income taxes
      Current                                     $        121,448       $         61,889      $         39,583
      Deferred                                             (13,567)                 3,157                 7,658
                                                  ------------------     ------------------    ------------------

    Total                                         $        107,881       $         65,046      $         47,241
                                                  ==================     ==================    ==================


    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                  1999                   1998                   1997
                                                               %                      %                      %
    Income tax expense at statutory
     rate                                     $     91,440       35  $     65,685       35  $     77,095       35
    Dividend received deduction and
     tax-exempt interest                            (3,034)      (1)       (3,273)      (2)       (1,684)      (1)
    Other, net                                       7,922        3         2,634        2       (15,059)      (7)
                                              ------------- -------- ------------- -------- ------------- ---------
                                                    96,328       37        65,046       35        60,352       27

    Differential earnings (equity tax)              11,553        4                              (13,111)      (6)
                                              ------------- -------- ------------- -------- ------------- ---------

    Income taxes                              $    107,881       41  $     65,046       35  $     47,241       21
                                              ============= ======== ============= ======== ============= =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                             1999                      1998
                                                                                     (IN THOUSANDS)
    Deferred policy acquisition costs                                   $      282,725             $     294,917
    Unearned premium/deferred revenue                                         (135,124)                 (139,346)
    Impairment reserves                                                        (15,556)                  (23,111)
    Pension and other postretirement benefits                                  (68,902)                  (57,720)
    Investments                                                                177,204                   122,032
    Future policyholder benefits                                              (181,205)                 (151,168)
    Other                                                                        4,683                    31,595
                                                                        --------------             --------------
                                                                                63,825                    77,199
    Net unrealized investment gains                                             26,587                    42,254
    Minimum pension liability                                                   (4,150)                   (3,349)
                                                                        ---------------            --------------

    Deferred income tax liability, net                                  $      86,262              $     116,104
                                                                        ===============            ==============

    Gross deferred income tax assets totaled $405 million and $375 million at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $491 million and $491 million at December 31, 1999 and 1998, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 1998 will be realized.

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                            1999                 1998                 1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $        11,887        $     11,046        $      10,278
      Interest cost                                             24,716              22,958               22,650
      Curtailments                                              21,604
      Expected return on plan assets                           (28,544)            (25,083)             (22,055)
      Amortization of net transition asset                      (2,369)             (2,369)              (2,369)
      Amortization of prior service cost                         1,795               1,795                1,795
      Amortization of net (gain) loss                           (2,709)             (1,247)                  25
                                                       ----------------     ---------------      ---------------
      Net periodic benefit cost                        $        26,380        $      7,100        $      10,324
                                                       ================     ===============      ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                                1999                 1998
                                                                                      (IN THOUSANDS)
    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                   $      353,462        $      335,436
      Service cost                                                                11,887                11,046
      Interest cost                                                               24,716                22,958
      Plan amendments                                                             23,871
      Curtailments                                                                (6,380)
      Actuarial loss                                                              (4,887)                1,958
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Benefit obligation at end of year                                   $      382,828        $      353,462
                                                                          ---------------      ----------------

    Change in plan assets
      Fair value of plan assets at beginning of year                      $      364,819        $      321,555
      Actual return on plan assets                                                78,951                58,225
      Employer contributions                                                       3,883                 2,975
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Fair value of plan assets at end of year                            $      427,812        $      364,819
                                                                          ---------------      ----------------

      Funded status of the plan                                           $       44,984        $       11,357
      Unrecognized net transition asset                                          (11,847)              (14,217)
      Unrecognized prior service cost                                             11,705                16,185
      Unrecognized net gain                                                     (129,936)              (75,921)
                                                                          ---------------      ----------------
      Net amount recognized                                               $      (85,094)      $       (62,596)
                                                                          ===============      ================

    Amounts recognized in the Consolidated Balance Sheet consist of:

      Accrued benefit liability                                           $     (108,690)      $       (88,391)
      Intangible asset                                                            11,739                16,229
      Accumulated other comprehensive income                                      11,857                 9,566
                                                                          ---------------      ----------------
                                                                          $      (85,094)      $       (62,596)
                                                                          ===============      ================

    At December 31, 1999 and 1998, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $57.2 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 1998 related to this plan were $60.1 million and $48.4 million, respectively, and are included in other liabilities.

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.2 million, net of income taxes, at December 31, 1999 and 1998, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $16.2 million as of December 31, 1999 and 1998 related to the non-qualified plan.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% and 7.0% for 1999 and 1998, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and 4.0% for 1999 and 1998, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 1998.

    The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1999, 1998 and 1997 were $4.0 million, $4.1 million and $3.8 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                           1999                  1998                  1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $       3,313          $      3,436          $      3,136
      Interest cost                                            4,559                 4,572                 4,441
      Curtailments                                             5,456
      Amortization of net gain                                (1,493)               (1,232)               (1,527)
                                                       --------------        --------------        --------------
      Net periodic benefit cost                        $      11,835          $      6,776          $      6,050
                                                       ==============        ==============        ==============

    As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                      DECEMBER 31,

                                                                               1999                  1998
                                                                                     (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                   $        70,943       $       66,618
      Service cost                                                                  3,313                3,436
      Interest cost                                                                 4,559                4,572
      Plan Amendments                                                               5,785
      Curtailments                                                                   (328)
      Actuarial (gain) loss                                                        (8,622)                 397
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Projected benefit obligation at end of year                                  71,191               70,943
                                                                          ----------------     ----------------

    Change in plan assets
      Employer contributions                                                        4,459                4,080
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Fair value of plan assets at end of year
                                                                          ----------------     ----------------

      Funded status of the plan                                                   (71,191)             (70,943)
      Unrecognized net gain                                                       (33,538)             (26,408)
                                                                          ----------------     ----------------
      Accrued benefit liability                                           $      (104,729)     $       (97,351)
                                                                          ================     ================

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and 7.0% at December 31, 1999 and 1998, respectively.

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 8.5% in 1999 and 1998, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.5 million for 1999, ($0.5) million for 1998 and $0.4 million for 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                                 1999                1998              1997
                                                                               (IN THOUSANDS)

    UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                        $      (94,224)    $      (72,255)   $      151,210
    Income tax (benefit) expense                                    (32,978)           (25,288)           52,923
                                                             ---------------    ---------------   ---------------
    Totals                                                          (61,246)           (46,967)           98,287
                                                             ---------------    ---------------   ---------------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
     REALIZED IN NET INCOME:
    Before-tax amount                                                (2,234)           (19,970)          (46,481)
    Income tax (benefit)                                               (782)            (6,990)          (16,268)
                                                             ---------------    ---------------   ---------------
    Totals                                                           (1,452)           (12,980)          (30,213)
                                                             ---------------    ---------------   ---------------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                               (96,458)           (92,225)          104,729
    Income tax (benefit) expense                                    (33,760)           (32,278)           36,655
                                                             ---------------    ---------------   ---------------
    Totals                                                   $      (62,698)    $      (59,947)   $      68,074
                                                             ===============    ===============   ===============

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                        $       (2,289)    $       (2,347)   $       (3,232)
    Income tax (benefit)                                               (801)              (821)           (1,131)
                                                             ---------------    ---------------   ---------------
    Totals                                                   $       (1,488)    $       (1,526)   $       (2,101)
                                                             ===============    ===============   ===============

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                 1999              1998              1997
                                                                              (IN THOUSANDS)
     NET UNREALIZED (LOSSES) GAINS ON SECURITIES
      AVAILABLE-FOR-SALE:
     Balance, beginning of year                             $      100,510     $     160,457     $      92,383
     Change during period                                          (62,698)          (59,947)           68,074
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           37,812           100,510           160,457
                                                            ---------------   ---------------   ---------------

     MINIMUM PENSION LIABILITY ADJUSTMENT:
     Balance, beginning of year                                     (6,219)           (4,693)           (2,592)
     Change during period                                           (1,488)           (1,526)           (2,101)
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           (7,707)           (6,219)           (4,693)
                                                            ---------------   ---------------   ---------------

     ACCUMULATED OTHER COMPREHENSIVE INCOME:
     Balance, beginning of year                                     94,291           155,764            89,791
     Change during period                                          (64,186)          (61,473)           65,973
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                   $       30,105     $      94,291     $     155,764
                                                            ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. SEGMENT INFORMATION

    Phoenix offers a wide range of financial products and services. These businesses have been grouped into three reportable segments.

    The Individual segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

    The Investment Management segment includes retail and institutional mutual fund management and distribution including open-end funds, closed-end funds and wrap accounts.

    Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131. They include venture capital investments, international operations, trust operations and other investments.

    The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

    The accounting policies of the segments are the same as those described in
    Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items. Phoenix does not include certain nonrecurring items to the segments. They are reported as unallocated items and include expenses associated with various lawsuits and legal disputes, postretirement medical expenses associated with an early retirement program and realized gains associated with the sales of subsidiaries. See Note 8 - " Pension and Other Postretirement and Postemployment Benefit Plans."

    Included in the following tables is certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments which was described previously.

                                                                                  DECEMBER 31,
                                                                     1999             1998             1997
                                                                                 (IN MILLIONS)

    TOTAL ASSETS
    Individual                                                  $     17,990.3    $    16,919.5    $    15,709.8
    Investment Management                                                747.4            591.9            647.9
    Corporate & Other                                                  1,357.8            876.2          1,124.4
    Discontinued operations                                              187.6            283.8            250.9
                                                                ---------------  ---------------  ---------------
      Total                                                           20,283.1         18,671.4         17,733.0
                                                                ===============  ===============  ===============

    DEFERRED POLICY ACQUISITION COSTS
    Individual                                                  $      1,306.7    $     1,049.9    $     1,016.3
                                                                ===============  ===============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                       1999             1998              1997
                                                                                    (IN MILLIONS)
    PREMIUMS, INSURANCE AND INVESTMENT PRODUCT FEES

    Individual                                                    $       1,361.4   $      1,416.7    $     1,259.2
    Investment Management                                                   293.9            231.0            140.7
    Corporate & Other                                                       115.2             41.1             84.1
    Less: inter-segment revenues                                            (44.5)           (40.7)           (40.3)
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,726.0          1,648.1          1,443.7
                                                                  ---------------- ----------------  ---------------

    INVESTMENT INCOME
    Individual                                                              768.2            768.5            640.3
    Investment Management                                                     6.0              2.7              3.0
    Corporate & Other                                                       176.1             80.4             71.1
                                                                  ---------------- ----------------  ---------------
      Total                                                                 950.3            851.6            714.4
                                                                  ---------------- ----------------  ---------------

    NET REALIZED INVESTMENT GAINS
    Individual                                                               15.9            (17.8)            65.7
    Corporate & Other                                                         3.9             10.5             45.3
    Gains on sale of subsidiaries                                            16.0             65.5
                                                                  ---------------- ----------------  ---------------
      Total                                                                  35.8             58.2            111.0
                                                                  ---------------- ----------------  ---------------

    POLICY BENEFITS AND DIVIDENDS
    Individual                                                            1,611.3          1,718.2          1,499.7
    Corporate & Other                                                       101.6             36.6             45.8
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,712.9          1,754.8          1,545.5
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Individual                                                              146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------
      Total                                                                 146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF GOODWILL AND INTANGIBLES
    Individual                                                                4.2              0.3              0.5
    Investment Management                                                    30.3             22.0              9.1
    Corporate & Other                                                         3.5              0.8             (0.2)
                                                                  ---------------- ----------------  ---------------
      Total                                                                  38.0             23.1              9.4
                                                                  ---------------- ----------------  ---------------

    INTEREST EXPENSE
    Investment Management                                                    18.9             14.7              3.6
    Corporate & Other                                                        13.8             11.2             20.7
                                                                  ---------------- ----------------  ---------------
      Total                                                                  32.7             25.9             24.3
                                                                  ---------------- ----------------  ---------------

    OTHER OPERATING EXPENSES
    Individual                                                              289.4            268.1            234.6
    Investment Management                                                   203.5            156.1            101.9
    Corporate & Other                                                        65.0             40.7             69.2
    Unallocated amounts                                                       7.2              4.5              1.7
    Less: inter segment expenses                                            (44.5)           (40.7)           (40.4)
                                                                  ---------------- ----------------  ---------------
      Total                                                                 520.6            428.7            367.0
                                                                  ---------------- ----------------  ---------------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES AND MINORITY INTEREST
    Individual                                                               94.0             43.2            127.9
    Investment Management                                                    47.2             40.8             29.2
    Corporate & Other                                                       111.3             42.7             64.9
    Unallocated amounts & inter-segment eliminations                          8.8             61.0             (1.7)
                                                                  ---------------- ----------------  ---------------
      Total                                                       $         261.3   $        187.7    $       220.3
                                                                  ================ ================  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units which in prior years had been reflected as reportable business segments: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

    REINSURANCE OPERATIONS

    During 1999, Phoenix completed a comprehensive strategic review of its life reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims run-off, resulting in the recognition of a $173 million pre-tax loss ($113 million after-tax loss) on the disposal of life reinsurance discontinued operations. The life reinsurance segment consisted primarily of individual life reinsurance operations as well as group personal accident and group health reinsurance business. The significant components of the loss on the disposal of life reinsurance discontinued operations in 1999 were as follows:

    On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reinsurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction, resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

    On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third-party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in an after-tax gain of $2.0 million.

    Phoenix retained ownership of the preferred stock of FAS, which under the terms of the agreement, CYBERTEK will purchase in six equal annual installments commencing March 31, 2001 through March 31, 2006. The purchase price will be determined annually based upon earnings, but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

    During 1999, Phoenix placed the remaining group personal accident and group health reinsurance operations into run-off. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million. In addition, as part of the exit strategy, Phoenix purchased finite aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the run-off block. The finite reinsurance is subject to an aggregate retention of $100 million on the run-off block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix paid an initial premium of $130 million.

    The additional estimated reserves and finite reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves over a number of years as the level of business diminishes.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additionally, certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to run off. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 21 - "Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

    Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994 - 1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

    Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

    PROPERTY AND CASUALTY BROKERAGE OPERATIONS

    On July 1, 1999, PM Holdings sold its property and casualty brokerage business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as common stock and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

    REAL ESTATE MANAGEMENT OPERATIONS

    On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    GROUP INSURANCE OPERATIONS

    On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

    The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $283.8 million as of December 31, 1999 and 1998, respectively. Asset and liability balances of the continuing operation as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 and 1997 to exclude the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

    GAIN (LOSS) FROM OPERATIONS OF                                            YEAR ENDED DECEMBER 31,
     DISCONTINUED OPERATIONS                                           1999             1998             1997
                                                                                   (IN THOUSANDS)
    Revenues:
      Reinsurance Operations                                                      $     306,671    $     163,503
      Group Insurance Operations                                 $      453,813         503,825          483,956
      Property and Casualty Brokerage Operations                         25,968          72,579           64,093
      Real Estate Management                                              1,189          12,707           15,319
                                                                 ---------------  --------------  ---------------
    Total revenues                                                      480,970         895,782          726,871
                                                                 ---------------  --------------  ---------------

    Gain (loss) from operations:
      Reinsurance Operations                                                             14,081           10,611
      Group Insurance Operations                                         28,672          29,212           31,686
      Property and Casualty Brokerage Operations                          1,534           2,515          (19,911)
      Real Estate Management                                             (2,645)         (4,037)          (2,616)
                                                                 ---------------  --------------  ---------------
    Gain from discountinued operations before income
     taxes                                                               27,561          41,771           19,770
    Income taxes                                                         10,006          16,759           12,522
                                                                 ---------------  --------------  ---------------
    Gain from discontinued operations, net of taxes              $       17,555    $     25,012    $       7,248
                                                                 ===============  ==============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
    LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS                DECEMBER 31, 1999
                                                                 (IN THOUSANDS)

    (Loss) gain on disposal:
      Reinsurance Operations                                     $    (173,061)
      Property and Casualty Brokerage Operations                        40,131
      Real Estate Management                                             5,870
                                                                 --------------
    Loss on disposal of discontinued operations before
     income taxes                                                     (127,060)
    Income taxes                                                       (55,076)
                                                                 --------------
    Loss on disposal of discontinued operations, net of
     income taxes                                                $     (71,984)
                                                                 --------------


12. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $106.7 million at December 31, 1999 and 1998, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $161.2 million at December 31, 1999 and 1998, respectively.

    Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $16.9 million and $16.9 million in 1999, 1998, and 1997, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows: 2000 - $13.5 million; 2001 - $10.5 million; 2002 - $7.3 million;
    2003 - $5.1 million; 2004 - $2.8 million; and $1.0 million thereafter.

13. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1999             1998              1997
                                                                               (IN THOUSANDS)

    Direct premiums                                           $    1,762,359   $    1,719,393     $   1,592,800
    Reinsurance assumed                                              416,194          505,262           329,927
    Reinsurance ceded                                               (537,847)        (371,854)         (282,121)
                                                              --------------- ----------------   ---------------
    Net premiums                                                   1,640,706        1,852,801         1,640,606
    Less net premiums of discontinued operations                    (506,499)        (698,071)         (564,449)
                                                              --------------- ----------------   ---------------
    Net premiums of continuing operations                     $    1,134,207   $    1,154,730     $   1,076,157
                                                              =============== ================   ===============

    Direct policy and contract claims incurred                $      707,105   $      728,062     $     629,112
    Reinsurance assumed                                              563,807          433,242           410,704
    Reinsurance ceded                                               (500,282)        (407,780)         (373,127)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred                          770,630          753,524           666,689
    Less net incurred claims of discontinued operations             (552,423)        (471,688)         (422,373)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred
     of continuing operations                                 $      218,207   $      281,836     $     244,316
                                                              =============== ================   ==============

    Direct life insurance in force                            $  131,052,050   $  121,442,041     $ 120,394,664
    Reinsurance assumed                                          139,649,850      110,632,110        84,806,585
    Reinsurance ceded                                           (207,192,046)    (135,817,986)      (74,764,639)
                                                              --------------- ----------------   ---------------
    Net insurance in force                                        63,509,854       96,256,165       120,436,610
    Less insurance in force of discontinued operations            (1,619,452)     (24,330,166)      (13,811,408)
                                                              --------------- ----------------   ---------------
    Net insurance in force of continuing operations           $   61,890,402   $   71,925,999     $ 116,625,202
                                                              =============== ================   ===============

    Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 66.9% and 72.3% of the face value of total individual life insurance in force at December 31, 1999 and 1998, respectively. The premiums on participating life insurance policies were 76.8%, 79.4% and 83.5% of total individual life insurance premiums in 1999, 1998, and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1999                 1998                1997
                                                                            (IN THOUSANDS)

    Balance at beginning of year                      $       1,049,934     $     1,016,295     $        908,616
    Acquisition cost deferred                                   143,110             164,608              288,281
    Amortized to expense during the year                       (146,603)           (137,663)            (102,617)
    Adjustment to net unrealized investment
     gains (losses) included in other
     comprehensive income                                       260,287               6,694              (77,985)
                                                      ------------------   -----------------   ------------------

    Balance at end of year                            $       1,306,728     $     1,049,934     $      1,016,295
                                                      ==================   =================   ==================

    Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to traditional life due to an adjustment to death claims used in determining DAC amortization.

16. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

17. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analysis which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

    DERIVATIVE INSTRUMENTS

    Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NOTES PAYABLE

    The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:


                                                      1999                                   1998
                                         CARRYING              FAIR              CARRYING              FAIR
                                          VALUE               VALUE               VALUE               VALUE
                                                                    (IN THOUSANDS)

    Financial assets:
    Cash and cash equivalents        $        187,610     $       187,610     $       115,187     $       115,187
    Short-term investments                    133,367             133,367             185,983             185,983
    Debt securities                         7,496,948           7,400,067           7,712,865           7,796,389
    Equity securities                         461,613             461,613             301,649             301,649
    Mortgage loans                            716,831             680,569             797,343             831,919
    Derivative instruments                                        (13,211)                                 12,316
    Policy loans                            2,042,558           2,040,497           2,008,260           2,122,389
                                     -----------------   -----------------   -----------------   -----------------
    Total financial assets           $     11,038,927     $    10,890,512     $    11,121,287     $    11,365,832
                                     =================   =================   =================   =================

    Financial liabilities:
    Policy liabilities               $        709,696     $       709,357     $       783,400     $       783,400
    Notes payable                             499,392             490,831             386,575             395,744
                                     -----------------   -----------------   -----------------   -----------------
    Total financial liabilities      $      1,209,088     $     1,200,188     $     1,169,975     $     1,179,144
                                     =================   =================   =================   ================


18. CONTINGENCIES

    LITIGATION

    Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 11 - "Discontinued Operations" and
    Note 21 - "Subsequent Events").

19. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the State of New York Insurance Department (the Insurance Department), as of December 31, 1999, 1998 and 1997. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                    1999               1998              1997
                                                                               (IN THOUSANDS)

    Statutory net income                                       $      131,286      $     108,652     $      66,599
    Deferred policy acquisition costs, net                            (28,099)            18,538            48,821
    Future policy benefits                                            (23,686)           (53,847)           (9,145)
    Pension and postretirement expenses                                (8,638)           (17,334)           (7,955)
    Investment valuation allowances                                    15,141            107,229            87,920
    Interest maintenance reserve                                       (7,232)             1,415            17,544
    Deferred income taxes                                               3,919            (39,983)          (36,250)
    Other, net                                                          6,191             12,459             2,118
                                                               ---------------    ---------------   ---------------

    Net income, as reported                                    $      88,882      $     137,129     $     169,652
                                                               ===============    ===============   ===============

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                    DECEMBER 31,
                                                                          1999                         1998
                                                                                    (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                       $        1,427,333            $       1,205,635
    Deferred policy acquisition costs, net                                  1,231,217                    1,259,316
    Future policy benefits                                                   (478,184)                    (465,268)
    Pension and postretirement expenses                                      (193,007)                    (174,273)
    Investment valuation allowances                                          (206,531)                      34,873
    Interest maintenance reserve                                               24,767                       35,303
    Deferred income taxes                                                      65,595                      (25,593)
    Surplus notes                                                            (159,444)                    (157,500)
    Other, net                                                                 49,505                       24,062
                                                                   -------------------          -------------------
    Equity, as reported                                            $        1,761,251            $       1,736,555
                                                                   ===================          ===================

    The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

20. PRIOR PERIOD ADJUSTMENTS

    In 1999, Phoenix revised the accounting for venture capital partnerships to include unrealized capital gains and losses on investments held in the partnerships. These gains and losses are recorded in investment income. Opening retained earnings at December 31, 1996 has been increased by $17.6 million. The consolidated balance sheet as of December 31, 1998 was revised by increasing the following balances: other invested assets by $50.6 million, deferred income taxes by $17.7 million and retained earnings by $32.9 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $12.4 million and $2.9 million for the years ended 1998 and 1997, respectively.

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

21. SUBSEQUENT EVENTS

    OCCUPATIONAL ACCIDENT REINSURANCE

    On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

    On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

    Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued life reinsurance operations. See Note 11 - "Discontinued Operations."

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.


    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1999.

     Example:

     Value of hypothetical pre-existing account with exactly one
       unit at the beginning of the period:......................    1.561075
     Value of the same account (excluding capital changes) at the
       end of the 7-day period:..................................    1.562397
     Calculation:
       Ending account value .....................................    1.562397
       Less beginning value .....................................    1.561075
       Net change in account value ..............................    0.001322
     Base period return:
       (adjusted change/beginning account value) ................    0.000847
     Current yield = return x (365/7)............................       4.42%
     Effective yield = [(1 + return)](365/7) - 1.................       4.51%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.


                                                            FLEX EDGE SUCCESS
----------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       SINCE
 SERIES                                                          INCEPTION DATE     1 YEAR     5 YEARS   10 YEARS    INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series........................       5/1/90         27.57%      17.77%     N/A         11.38%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series.............................       9/17/96        48.85%      N/A        N/A         -2.35%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Bankers Trust Dow 30 Series..........................      12/15/99         N/A        N/A        N/A          2.42%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities Series..........       5/1/95          3.18%      N/A        N/A          8.93%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth Series.......................      12/31/82        27.74%      23.15%    18.26%       18.61%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series..........................       3/2/98         30.23%      N/A        N/A         30.45%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond Series................      12/15/99         N/A        N/A        N/A         -1.57%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series..........................       10/8/82         3.23%       3.73%     3.67%        4.98%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income Series.............      12/31/82         3.85%       7.90%     7.70%        8.51%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series........................       3/2/98         22.46%      N/A        N/A         17.40%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index Series...........       7/14/92        17.08%      N/A        N/A         21.08%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Equity Income Series...........................      12/15/99         N/A        N/A        N/A          5.76%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income Series.........................      12/15/99         N/A        N/A        N/A         -0.07%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth Series..................................      12/15/99         N/A        N/A        N/A          5.90%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity Series...................      12/15/99         N/A        N/A        N/A          6.21%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced Series.............................       5/1/92          9.88%      14.95%     N/A         11.12%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series....................       3/2/98         15.26%      N/A        N/A         18.94%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation Series.................       9/17/84         9.57%      14.45%    11.92%       12.30%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series.........................       3/2/98        -11.73%      N/A        N/A        -13.17%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series.........................       3/2/98         43.43%      N/A        N/A         34.79%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme Series........................       1/29/96        52.79%      N/A        N/A         29.51%
----------------------------------------------------------------------------------------------------------------------------------
 EAFE(R) Equity Index Fund....................................       8/22/97        25.71%      N/A        N/A         15.37%
----------------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government Securities II.............       3/28/94        -2.13%       4.24%     N/A          3.94%
----------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II...........................       3/1/94          0.75%       9.08%     N/A          6.81%
----------------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio.........................................      11/30/99         N/A        N/A        N/A         23.65%
----------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund -- Class 2(2)..................       11/2/98         7.66%      N/A        N/A          8.89%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund -- Class 2(2)..................      11/28/88        20.73%      15.36%    11.45%       11.40%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund -- Class 2(2)...       9/27/96        51.15%      N/A        N/A         -5.96%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund -- Class 2(2)...............       11/3/88        26.87%      15.82%   11.94%        11.77%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund -- Class 2(2)........       5/11/92        21.41%      15.44%     N/A         13.71%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty.........................................       2/1/99          N/A        N/A        N/A         81.57%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap...............................       5/1/95        123.36%      N/A        N/A          37.18%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty................................................       2/1/99          N/A        N/A        N/A         32.60%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Small Cap........................................       5/1/95         23.20%      N/A        N/A          25.16%
----------------------------------------------------------------------------------------------------------------------------------

 1 Performance data quoted represent the investment return of the appropriate series adjusted for Flex Edge Success charges had the Subaccount started on the inception date of the appropriate series. The average annual total return is the annualized compounded return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $15 issue expense charge, $5 monthly administrative charge, investment management fees and mortality and expense risk charges. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.
 2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.


                                   JOINT EDGE
----------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 19991
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       SINCE
 SERIES                                                          INCEPTION DATE     1 YEAR     5 YEARS   10 YEARS    INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series..........................     5/1/90         25.92%      17.45%    N/A          11.20%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series...............................     9/17/96        47.14%      N/A       N/A          -2.77%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Bankers Trust Dow 30 Series............................    12/15/99        N/A         N/A       N/A           2.29%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities Series............     5/1/95          1.79%      N/A       N/A           8.64%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth Series.........................    12/31/82        26.07%      22.84%    18.09%       18.53%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series............................     3/2/98         28.60%      N/A       N/A          29.55%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond Series..................    12/15/99        N/A         N/A       N/A          -1.69%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series............................     10/8/82         1.85%       3.45%     3.53%        4.90%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income Series...............    12/31/82         2.46%       7.63%     7.55%        8.42%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series..........................     3/2/98         20.84%      N/A       N/A          16.53%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index Series.............     7/14/92        15.59%      N/A       N/A          20.46%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Equity Income Series.............................    12/15/99        N/A         N/A       N/A           5.63%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income Series...........................    12/15/99        N/A         N/A       N/A          -0.20%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth Series....................................    12/15/99        N/A         N/A       N/A           5.77%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity Series.....................    12/15/99        N/A         N/A       N/A           6.09%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced Series...............................     5/1/92          8.41%      14.65%    N/A          10.93%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series......................     3/2/98         13.77%      N/A       N/A          18.12%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation Series...................     9/17/84         8.11%      14.16%    11.77%       12.20%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series...........................     3/2/98        -13.04%      N/A       N/A         -13.92%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series...........................     3/2/98         41.49%      N/A       N/A          33.84%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme Series..........................     1/29/96        50.97%      N/A       N/A          29.08%
----------------------------------------------------------------------------------------------------------------------------------
 EAFE(R) Equity Index Fund......................................     8/22/97        24.07%      N/A       N/A          14.71%
----------------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government Securities II...............     3/28/94        -3.47%       3.95%    N/A           3.69%
----------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II.............................     3/1/94         -0.60%       8.81%    N/A           6.54%
----------------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio...........................................    11/30/99        N/A         N/A       N/A          23.53%
----------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund -- Class 2(2)....................     11/2/98         6.27%      N/A       N/A           7.70%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund -- Class 2(2)....................    11/28/88        19.20%      15.06%    11.29%       11.27%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund -- Class 2(2).....     9/27/96        49.40%      N/A       N/A          -6.34%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund -- Class 2(2).................     11/3/88        25.27%      15.53%    11.77%       11.63%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund -- Class 2(2)..........     5/11/92        19.85%      15.14%    N/A          13.49%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty...........................................     2/1/99         N/A         N/A       N/A          79.55%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap.................................     5/1/95        120.87%      N/A       N/A          36.87%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty..................................................     2/1/99         N/A         N/A       N/A          31.16%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Small Cap..........................................     5/1/95         21.59%      N/A       N/A          24.85%
----------------------------------------------------------------------------------------------------------------------------------

 1 Performance data quoted represent the investment return of the appropriate series adjusted for Joint Edge charges had the Subaccount started on the inception date of the appropriate series. The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $150 issue expense charge, $5 monthly administrative charge, investment management fees and mortality and expense risk charges. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.
 2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%. The manager is limiting fund expenses, which increases total returns.

    Advertisements, sales literature and other communications may contain information about any Series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Adviser           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:


    S&P 500                                Dow Jones Industrial Average(SM)

    Europe Australia Far East Index (EAFE  Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                              ANNUAL TOTAL RETURN(1)

------------------------------------------------------------------------------------------------------------------
                     Series                      1983   1984   1985    1986   1987   1988    1989    1990  1991
------------------------------------------------------------------------------------------------------------------

Phoenix-Aberdeen International Series            N/A    N/A    N/A     N/A    N/A    N/A     N/A    -8.63% 18.79%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                 N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series              N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities     N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series          31.84%  9.79%  33.85% 19.51%  6.08%   3.09% 34.53%   3.32% 41.60%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series              N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series    N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series              7.51%  9.34%   7.17%  5.66%  5.67%   6.60%  8.03%   7.51%  5.14%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income        5.16% 10.45%  19.65% 18.34%  0.28%   9.61%  6.92%   4.54% 18.66%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series            N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index      N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
Series
-----------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series               N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series             N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                      N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series       N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                 N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series        N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series     N/A   -1.31%  26.33% 14.77% 11.66%   1.53% 18.53%   5.15% 28.27%
-----------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series             N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series             N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series            N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index Fund                         N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities    N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II               N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Technology Portfolio                             N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class (2)       N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fun -- Class 2(2)       N/A    N/A    N/A     N/A    N/A     0.21% 12.13%  -8.95% 26.42%
-----------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --
Class 2(2)                                       N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)   N/A    N/A    N/A     N/A    N/A    -0.99% 13.48% -11.99% 26.22%
-----------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2(2)                                       N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                             N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                   N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Wanger Twenty                                    N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------
Wanger US Small Cap                              N/A    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------

                              ANNUAL TOTAL RETURN(1) (continued)

--------------------------------------------------------------------------------------------------------------
                     Series                       1992    1993    1994   1995   1996   1997    1998   1999
--------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            -13.52%  37.33% -0.73%  8.72%  17.71% 11.16%  26.92% 28.48%
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                   N/A    N/A     N/A    N/A    -0.06%-32.94%  -5.21% 49.78%
-------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series                N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities       N/A    N/A     N/A   17.19%  32.10% 21.09% -21.83%  3.95%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series             9.41%  18.75%  0.66% 29.85%  11.69% 20.12%  28.98% 28.65%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                N/A    N/A     N/A    N/A    N/A     N/A    25.45% 31.12%
-------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series      N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                2.75%   2.06%  3.01%  4.86%   4.19%  4.35%   4.26%  3.99%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income          9.23%  14.99% -6.21% 22.56%  11.52% 10.21%  -4.91%  4.62%
-------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series              N/A    N/A     N/A    N/A    N/A     N/A    10.07% 23.35%
-------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index        N/A    N/A     N/A    N/A    N/A     5.46%  30.64% 17.90%
Series
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                 N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series               N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                        N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series         N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                   9.06%   7.75% -3.61% 22.37%   9.68% 17.00%  18.07% 10.69%
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series          N/A    N/A     N/A    N/A    N/A     N/A    19.67% 16.08%
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series       9.79%  10.12% -2.19% 17.27%   8.18% 19.78%  19.84% 10.38%
--------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series                N/A    N/A     N/A    N/A    N/A     N/A   -11.95%-11.00%
--------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                N/A    N/A     N/A    N/A    N/A     N/A    20.97% 44.49%
--------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series               N/A    N/A     N/A    N/A     9.56% 16.25%  43.55% 53.77%
--------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index Fund                            N/A    N/A     N/A    N/A    N/A    -6.87%  20.64% 26.61%
--------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities       N/A    N/A     1.99%  7.90%   3.37%  7.71%   6.80% -1.38%
--------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                  N/A    N/A    -4.26% 19.42%  13.40% 12.92%   1.88%  1.50%
--------------------------------------------------------------------------------------------------------------
Technology Portfolio                                N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
--------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class (2)          N/A    N/A     N/A    N/A    N/A     N/A     2.62%  8.43%
--------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fun -- Class 2(2)          6.97%  24.86% -4.00% 21.29%  17.64% 14.37%   5.27% 21.58%
--------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --
Class 2(2)                                          N/A    N/A     N/A    N/A     1.05%-29.95% -21.69% 52.10%
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)      6.02%  32.68% -3.25% 23.97%  21.17% 10.75%   0.24% 27.75%
--------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2(2)                                         -6.80%  45.85% -3.27% 14.56%  22.77% 12.76%   8.17% 22.27%
--------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
--------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                      N/A    N/A     N/A   33.96%  31.15% -2.24%  15.41%124.68%
--------------------------------------------------------------------------------------------------------------
Wanger Twenty                                       N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
--------------------------------------------------------------------------------------------------------------
Wanger US Small Cap                                 N/A    N/A     N/A   16.01%  45.64% 28.41%   7.83% 24.08%
--------------------------------------------------------------------------------------------------------------

1 Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts. Percent change doesn't include the effect of issue expense or monthly administrative charges. Performance data quoted represent the investment return of the appropriate series adjusted for Flex Edge Success and Joint Edge charges had the Subaccount started on the inception date of the appropriate series.
2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%. The manager is limiting fund expenses, which increases total returns.


 These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% on Single Life Policies (4% on Single Life Policies in New York), and 6% for Multiple Life Policies. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payment. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payment whose guaranteed period has just ended will be the same rate as is applied to new premium payment allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

              YEAR ONE: 25%             YEAR TWO: 33%
              YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND
CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a Multiple Life Policy.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1.  Issue charge of $150.

2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

3. Premium tax charge of 2.25% (will vary from state to state on Multiple Life Policies).

4.  A federal tax charge of 1.5% (for Single Life Policies only).

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")


6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis (or for Single Life Policies, .25% on an annual basis starting with the 16th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .22%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately
 .97% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.76%, 4.19% and 10.15%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.22%, 4.69% and 10.75%, respectively, starting with the 16th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        575          0    100,000        620          0    100,000        666          0    100,000
     2      1,000      2,153      1,281        396    100,000      1,413        528    100,000      1,550        665    100,000
     3      1,000      3,310      1,966        659    100,000      2,230        923    100,000      2,515      1,208    100,000
     4      1,000      4,526      2,629      1,322    100,000      3,070      1,763    100,000      3,568      2,261    100,000
     5      1,000      5,802      3,268      1,961    100,000      3,935      2,628    100,000      4,715      3,408    100,000

     6      1,000      7,142      3,884      2,722    100,000      4,823      3,661    100,000      5,968      4,806    100,000
     7      1,000      8,549      4,473      3,456    100,000      5,733      4,716    100,000      7,333      6,316    100,000
     8      1,000     10,027      5,037      4,164    100,000      6,667      5,795    100,000      8,824      7,951    100,000
     9      1,000     11,578      5,573      5,137    100,000      7,624      7,188    100,000     10,450     10,015    100,000
    10      1,000     13,207      6,082      6,082    100,000      8,604      8,604    100,000     12,228     12,228    100,000

    11      1,000     14,917      6,568      6,568    100,000      9,613      9,613    100,000     14,176     14,176    100,000
    12      1,000     16,713      7,032      7,032    100,000     10,652     10,652    100,000     16,314     16,314    100,000
    13      1,000     18,599      7,473      7,473    100,000     11,722     11,722    100,000     18,662     18,662    100,000
    14      1,000     20,579      7,891      7,891    100,000     12,825     12,825    100,000     21,242     21,242    100,000
    15      1,000     22,657      8,286      8,286    100,000     13,962     13,962    100,000     24,078     24,078    100,000

    16      1,000     24,840      8,707      8,707    100,000     15,218     15,218    100,000     27,350     27,350    100,000
    17      1,000     27,132      9,103      9,103    100,000     16,519     16,519    100,000     30,972     30,972    100,000
    18      1,000     29,539      9,471      9,471    100,000     17,866     17,866    100,000     34,981     34,981    100,000
    19      1,000     32,066      9,811      9,811    100,000     19,259     19,259    100,000     39,423     39,423    100,000
    20      1,000     34,719     10,119     10,119    100,000     20,699     20,699    100,000     44,346     44,346    100,000

  @ 65      1,000     69,761     10,539     10,539    100,000     37,717     37,717    100,000    135,252    135,252    165,008


   Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

      1      1,000      1,050        512          0    100,000        555          0    100,000        599          0    100,000
      2      1,000      2,153      1,157        271    100,000      1,280        395    100,000      1,409        524    100,000
      3      1,000      3,310      1,780        473    100,000      2,026        719    100,000      2,292        985    100,000
      4      1,000      4,526      2,383      1,076    100,000      2,792      1,485    100,000      3,255      1,948    100,000
      5      1,000      5,802      2,962      1,655    100,000      3,579      2,272    100,000      4,302      2,995    100,000

      6      1,000      7,142      3,519      2,356    100,000      4,385      3,223    100,000      5,444      4,282    100,000
      7      1,000      8,549      4,049      3,032    100,000      5,210      4,193    100,000      6,687      5,669    100,000
      8      1,000     10,027      4,555      3,682    100,000      6,054      5,182    100,000      8,041      7,169    100,000
      9      1,000     11,578      5,033      4,598    100,000      6,916      6,481    100,000      9,517      9,082    100,000
     10      1,000     13,207      5,485      5,485    100,000      7,797      7,797    100,000     11,128     11,128    100,000

     11      1,000     14,917      5,906      5,906    100,000      8,694      8,694    100,000     12,884     12,884    100,000
     12      1,000     16,713      6,297      6,297    100,000      9,607      9,607    100,000     14,800     14,800    100,000
     13      1,000     18,599      6,655      6,655    100,000     10,535     10,535    100,000     16,893     16,893    100,000
     14      1,000     20,579      6,980      6,980    100,000     11,478     11,478    100,000     19,180     19,180    100,000
     15      1,000     22,657      7,269      7,269    100,000     12,433     12,433    100,000     21,681     21,681    100,000

     16      1,000     24,840      7,563      7,563    100,000     13,475     13,475    100,000     24,554     24,554    100,000
     17      1,000     27,132      7,814      7,814    100,000     14,533     14,533    100,000     27,718     27,718    100,000
     18      1,000     29,539      8,017      8,017    100,000     15,604     15,604    100,000     31,203     31,203    100,000
     19      1,000     32,066      8,167      8,167    100,000     16,683     16,683    100,000     35,045     35,045    100,000
     20      1,000     34,719      8,256      8,256    100,000     17,765     17,765    100,000     39,284     39,284    100,000

  @  65      1,000     69,761      4,071      4,071    100,000     27,518     27,518    100,000    117,325    117,325    143,137


    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

      1      1,000      1,050        602          0    100,000        648          0    100,000        694          0    100,000
      2      1,000      2,153      1,334        480    100,000      1,469        615    100,000      1,610        756    100,000
      3      1,000      3,310      2,045        849    100,000      2,315      1,120    100,000      2,609      1,413    100,000
      4      1,000      4,526      2,733      1,538    100,000      3,187      1,992    100,000      3,699      2,504    100,000
      5      1,000      5,802      3,398      2,203    100,000      4,085      2,889    100,000      4,889      3,694    100,000

      6      1,000      7,142      4,039      2,975    100,000      5,008      3,944    100,000      6,189      5,125    100,000
      7      1,000      8,549      4,654      3,721    100,000      5,955      5,022    100,000      7,606      6,673    100,000
      8      1,000     10,027      5,243      4,442    100,000      6,928      6,127    100,000      9,154      8,353    100,000
      9      1,000     11,578      5,808      5,408    100,000      7,928      7,528    100,000     10,847     10,447    100,000
     10      1,000     13,207      6,348      6,348    100,000      8,957      8,957    100,000     12,701     12,701    100,000

     11      1,000     14,917      6,870      6,870    100,000     10,021     10,021    100,000     14,738     14,738    100,000
     12      1,000     16,713      7,375      7,375    100,000     11,124     11,124    100,000     16,979     16,979    100,000
     13      1,000     18,599      7,862      7,862    100,000     12,266     12,266    100,000     19,444     19,444    100,000
     14      1,000     20,579      8,330      8,330    100,000     13,448     13,448    100,000     22,158     22,158    100,000
     15      1,000     22,657      8,781      8,781    100,000     14,673     14,673    100,000     25,146     25,146    100,000

     16      1,000     24,840      9,264      9,264    100,000     16,031     16,031    100,000     28,595     28,595    100,000
     17      1,000     27,132      9,730      9,730    100,000     17,446     17,446    100,000     32,417     32,417    100,000
     18      1,000     29,539     10,179     10,179    100,000     18,920     18,920    100,000     36,655     36,655    100,000
     19      1,000     32,066     10,607     10,607    100,000     20,455     20,455    100,000     41,354     41,354    100,000
     20      1,000     34,719     11,016     11,016    100,000     22,056     22,056    100,000     46,567     46,567    100,000

   @ 65      1,000     69,761     13,794     13,794    100,000     42,416     42,416    100,000    142,897    142,897    174,335


   Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        534          0    100,000        578          0    100,000        622          0    100,000
     2      1,000      2,153      1,199        345    100,000      1,325        471    100,000      1,457        603    100,000
     3      1,000      3,310      1,842        647    100,000      2,093        898    100,000      2,366      1,171    100,000
     4      1,000      4,526      2,464      1,268    100,000      2,884      1,688    100,000      3,357      2,162    100,000
     5      1,000      5,802      3,062      1,867    100,000      3,695      2,500    100,000      4,437      3,242    100,000

     6      1,000      7,142      3,637      2,573    100,000      4,527      3,463    100,000      5,614      4,550    100,000
     7      1,000      8,549      4,186      3,253    100,000      5,378      4,446    100,000      6,895      5,962    100,000
     8      1,000     10,027      4,709      3,908    100,000      6,250      5,449    100,000      8,291      7,490    100,000
     9      1,000     11,578      5,208      4,808    100,000      7,144      6,744    100,000      9,816      9,417    100,000
    10      1,000     13,207      5,682      5,682    100,000      8,060      8,060    100,000     11,483     11,483    100,000

    11      1,000     14,917      6,131      6,131    100,000      9,000      9,000    100,000     13,307     13,307    100,000
    12      1,000     16,713      6,556      6,556    100,000      9,964      9,964    100,000     15,304     15,304    100,000
    13      1,000     18,599      6,954      6,954    100,000     10,952     10,952    100,000     17,492     17,492    100,000
    14      1,000     20,579      7,324      7,324    100,000     11,962     11,962    100,000     19,889     19,889    100,000
    15      1,000     22,657      7,667      7,667    100,000     12,997     12,997    100,000     22,518     22,518    100,000

    16      1,000     24,840      8,023      8,023    100,000     14,132     14,132    100,000     25,543     25,543    100,000
    17      1,000     27,132      8,349      8,349    100,000     15,300     15,300    100,000     28,885     28,885    100,000
    18      1,000     29,539      8,640      8,640    100,000     16,499     16,499    100,000     32,577     32,577    100,000
    19      1,000     32,066      8,893      8,893    100,000     17,726     17,726    100,000     36,657     36,657    100,000
    20      1,000     34,719      9,105      9,105    100,000     18,984     18,984    100,000     41,173     41,173    100,000

  @ 65      1,000     69,761      8,564      8,564    100,000     33,436     33,436    100,000    124,835    124,835    152,299


    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        574          0    100,574        619          0    100,619        664          0    100,665
     2      1,000      2,153      1,278        393    101,278      1,409        524    101,409      1,546        660    101,546
     3      1,000      3,310      1,959        652    101,959      2,221        914    102,222      2,505      1,198    102,506
     4      1,000      4,526      2,617      1,310    102,617      3,055      1,748    103,056      3,550      2,243    103,550
     5      1,000      5,802      3,249      1,942    103,249      3,910      2,603    103,911      4,686      3,379    104,686

     6      1,000      7,142      3,856      2,694    103,856      4,787      3,624    104,787      5,921      4,759    105,922
     7      1,000      8,549      4,434      3,417    104,435      5,681      4,664    105,682      7,264      6,247    107,264
     8      1,000     10,027      4,985      4,113    104,986      6,596      5,723    106,596      8,724      7,852    108,725
     9      1,000     11,578      5,506      5,071    105,507      7,527      7,092    107,527     10,311      9,875    110,311
    10      1,000     13,207      5,998      5,998    105,998      8,477      8,477    108,477     12,037     12,037    112,037

    11      1,000     14,917      6,464      6,464    106,464      9,449      9,449    109,450     13,920     13,920    113,921
    12      1,000     16,713      6,905      6,905    106,906     10,445     10,445    110,446     15,977     15,977    115,978
    13      1,000     18,599      7,322      7,322    107,322     11,465     11,465    111,466     18,225     18,225    118,225
    14      1,000     20,579      7,713      7,713    107,714     12,509     12,509    112,510     20,681     20,681    120,682
    15      1,000     22,657      8,078      8,078    108,079     13,578     13,578    113,578     23,366     23,366    123,366

    16      1,000     24,840      8,465      8,465    108,465     14,753     14,753    114,753     26,449     26,449    126,450
    17      1,000     27,132      8,823      8,823    108,824     15,959     15,959    115,960     29,839     29,839    129,839
    18      1,000     29,539      9,151      9,151    109,151     17,196     17,196    117,197     33,565     33,565    133,565
    19      1,000     32,066      9,446      9,446    109,446     18,462     18,462    118,463     37,661     37,661    137,661
    20      1,000     34,719      9,704      9,704    109,705     19,755     19,755    119,756     42,163     42,163    142,163

  @ 65      1,000     69,761      9,294      9,294    109,295     33,214     33,214    133,214    120,450    120,450    220,450


    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        511          0    100,511        554          0    100,554        597          0    100,598
     2      1,000      2,153      1,153        268    101,154      1,276        391    101,277      1,405        520    101,406
     3      1,000      3,310      1,773        466    101,774      2,018        711    102,018      2,283        976    102,284
     4      1,000      4,526      2,371      1,064    102,371      2,778      1,471    102,779      3,238      1,931    103,238
     5      1,000      5,802      2,944      1,637    102,944      3,556      2,249    103,556      4,274      2,967    104,275

     6      1,000      7,142      3,492      2,330    103,493      4,351      3,189    104,352      5,400      4,238    105,401
     7      1,000      8,549      4,013      2,996    104,013      5,161      4,144    105,162      6,621      5,604    106,622
     8      1,000     10,027      4,507      3,634    104,507      5,987      5,114    105,987      7,948      7,075    107,948
     9      1,000     11,578      4,971      4,535    104,971      6,826      6,390    106,826      9,386      8,951    109,387
    10      1,000     13,207      5,406      5,406    105,407      7,678      7,678    107,679     10,949     10,949    110,949

    11      1,000     14,917      5,809      5,809    105,809      8,541      8,541    108,541     12,643     12,643    112,644
    12      1,000     16,713      6,178      6,178    106,178      9,412      9,412    109,413     14,481     14,481    114,482
    13      1,000     18,599      6,512      6,512    106,512     10,290     10,290    110,291     16,475     16,475    116,476
    14      1,000     20,579      6,809      6,809    106,809     11,173     11,173    111,174     18,639     18,639    118,639
    15      1,000     22,657      7,066      7,066    107,067     12,058     12,058    112,058     20,985     20,985    120,985

    16      1,000     24,840      7,324      7,324    107,325     13,015     13,015    113,015     23,662     23,662    123,662
    17      1,000     27,132      7,535      7,535    107,536     13,972     13,972    113,973     26,580     26,580    126,580
    18      1,000     29,539      7,693      7,693    107,694     14,923     14,923    114,923     29,758     29,758    129,759
    19      1,000     32,066      7,793      7,793    107,793     15,861     15,861    115,861     33,218     33,218    133,218
    20      1,000     34,719      7,825      7,825    107,826     16,775     16,775    116,776     36,980     36,980    136,980

  @ 65      1,000     69,761      2,834      2,834    102,834     22,265     22,265    122,265     97,952     97,952    197,952


    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        601          0    100,601        647          0    100,647        693          0    100,694
     2      1,000      2,153      1,331        477    101,332      1,465        612    101,466      1,606        752    101,606
     3      1,000      3,310      2,038        843    102,039      2,308      1,113    102,308      2,600      1,405    102,601
     4      1,000      4,526      2,722      1,527    102,722      3,174      1,979    103,175      3,683      2,488    103,684
     5      1,000      5,802      3,381      2,185    103,381      4,063      2,868    104,064      4,863      3,668    104,863

     6      1,000      7,142      4,014      2,950    104,014      4,975      3,911    104,976      6,147      5,083    106,148
     7      1,000      8,549      4,619      3,686    104,619      5,908      4,976    105,909      7,544      6,611    107,544
     8      1,000     10,027      5,197      4,396    105,197      6,863      6,062    106,864      9,064      8,263    109,065
     9      1,000     11,578      5,747      5,348    105,748      7,841      7,441    107,841     10,721     10,322    110,722
    10      1,000     13,207      6,272      6,272    106,272      8,842      8,842    108,842     12,529     12,529    112,529

    11      1,000     14,917      6,776      6,776    106,777      9,874      9,874    109,874     14,508     14,508    114,508
    12      1,000     16,713      7,261      7,261    107,262     10,938     10,938    110,939     16,676     16,676    116,677
    13      1,000     18,599      7,726      7,726    107,726     12,035     12,035    112,036     19,053     19,053    119,053
    14      1,000     20,579      8,170      8,170    108,171     13,166     13,166    113,166     21,657     21,657    121,658
    15      1,000     22,657      8,595      8,595    108,596     14,331     14,331    114,332     24,514     24,514    124,514

    16      1,000     24,840      9,049      9,049    109,050     15,619     15,619    115,619     27,799     27,799    127,799
    17      1,000     27,132      9,484      9,484    109,484     16,952     16,952    116,953     31,422     31,422    131,422
    18      1,000     29,539      9,898      9,898    109,898     18,334     18,334    118,334     35,418     35,418    135,419
    19      1,000     32,066     10,288     10,288    110,288     19,762     19,762    119,763     39,825     39,825    139,825
    20      1,000     34,719     10,656     10,656    110,657     21,241     21,241    121,241     44,687     44,687    144,688

  @ 65      1,000     69,761     12,801     12,801    112,801     38,968     38,968    138,968    131,817    131,817    231,817


    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        533          0    100,533        576          0    100,577        621          0    100,621
     2      1,000      2,153      1,195        341    101,196      1,321        467    101,322      1,453        599    101,453
     3      1,000      3,310      1,836        640    101,836      2,086        891    102,087      2,358      1,162    102,358
     4      1,000      4,526      2,453      1,258    102,453      2,871      1,675    102,871      3,342      2,147    103,342
     5      1,000      5,802      3,045      1,850    103,046      3,674      2,479    103,674      4,411      3,216    104,412

     6      1,000      7,142      3,612      2,549    103,613      4,495      3,432    104,496      5,573      4,509    105,574
     7      1,000      8,549      4,152      3,219    104,152      5,333      4,401    105,334      6,834      5,902    106,835
     8      1,000     10,027      4,664      3,863    104,664      6,187      5,386    106,188      8,204      7,403    108,205
     9      1,000     11,578      5,149      4,749    105,150      7,059      6,659    107,060      9,694      9,294    109,694
    10      1,000     13,207      5,608      5,608    105,609      7,949      7,949    107,950     11,316     11,316    111,317

    11      1,000     14,917      6,040      6,040    106,040      8,857      8,857    108,857     13,083     13,083    113,083
    12      1,000     16,713      6,445      6,445    106,445      9,782      9,782    109,783     15,008     15,008    115,008
    13      1,000     18,599      6,820      6,820    106,821     10,724     10,724    110,724     17,104     17,104    117,105
    14      1,000     20,579      7,165      7,165    107,166     11,681     11,681    111,681     19,389     19,389    119,389
    15      1,000     22,657      7,480      7,480    107,480     12,652     12,652    112,652     21,878     21,878    121,879

    16      1,000     24,840      7,804      7,804    107,805     13,711     13,711    113,711     24,728     24,728    124,728
    17      1,000     27,132      8,094      8,094    108,094     14,789     14,789    114,789     27,850     27,850    127,851
    18      1,000     29,539      8,345      8,345    108,346     15,882     15,882    115,882     31,272     31,272    131,272
    19      1,000     32,066      8,553      8,553    108,553     16,985     16,985    116,986     35,018     35,018    135,019
    20      1,000     34,719      8,716      8,716    108,717     18,098     18,098    118,099     39,123     39,123    139,123

  @ 65      1,000     69,761      7,426      7,426    107,427     29,177     29,177    129,177    110,039    110,039    210,039


    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
     1      1,000      1,050        505          0    100,000        548          0    100,000        592          0    100,000
     2      1,000      2,153      1,138        156    100,000      1,262        280    100,000      1,391        409    100,000
     3      1,000      3,310      1,750        670    100,000      1,995        914    100,000      2,261      1,180    100,000
     4      1,000      4,526      2,338      1,168    100,000      2,746      1,576    100,000      3,206      2,036    100,000
     5      1,000      5,802      2,903      1,698    100,000      3,515      2,310    100,000      4,234      3,029    100,000

     6      1,000      7,142      3,442      2,382    100,000      4,301      3,241    100,000      5,352      4,292    100,000
     7      1,000      8,549      3,956      3,040    100,000      5,105      4,189    100,000      6,569      5,653    100,000
     8      1,000     10,027      4,442      3,746    100,000      5,925      5,229    100,000      7,893      7,197    100,000
     9      1,000     11,578      4,902      4,426    100,000      6,762      6,286    100,000      9,336      8,860    100,000
    10      1,000     13,207      5,333      5,333    100,000      7,615      7,615    100,000     10,910     10,910    100,000

    11      1,000     14,917      5,732      5,732    100,000      8,481      8,481    100,000     12,623     12,623    100,000
    12      1,000     16,713      6,092      6,092    100,000      9,353      9,353    100,000     14,485     14,485    100,000
    13      1,000     18,599      6,410      6,410    100,000     10,229     10,229    100,000     16,510     16,510    100,000
    14      1,000     20,579      6,684      6,684    100,000     11,107     11,107    100,000     18,713     18,713    100,000
    15      1,000     22,657      6,910      6,910    100,000     11,984     11,984    100,000     21,113     21,113    100,000

    16      1,000     24,840      7,088      7,088    100,000     12,857     12,857    100,000     23,731     23,731    100,000
    17      1,000     27,132      7,216      7,216    100,000     13,728     13,728    100,000     26,592     26,592    100,000
    18      1,000     29,539      7,292      7,292    100,000     14,592     14,592    100,000     29,723     29,723    100,000
    19      1,000     32,066      7,311      7,311    100,000     15,446     15,446    100,000     33,153     33,153    100,000
    20      1,000     34,719      7,266      7,266    100,000     16,283     16,283    100,000     36,914     36,914    100,000

  @ 65      1,000     69,761          0          0          0     21,614     21,614    100,000    114,914    114,914    137,898

    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

    This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
     1      1,000      1,050        387          0    100,000        427          0    100,000        467          0    100,000
     2      1,000      2,153        900          0    100,000      1,009         27    100,000      1,123        141    100,000
     3      1,000      3,310      1,385        304    100,000      1,596        515    100,000      1,826        745    100,000
     4      1,000      4,526      1,839        669    100,000      2,185      1,015    100,000      2,577      1,407    100,000
     5      1,000      5,802      2,260      1,055    100,000      2,773      1,568    100,000      3,380      2,175    100,000

     6      1,000      7,142      2,646      1,585    100,000      3,359      2,298    100,000      4,237      3,176    100,000
     7      1,000      8,549      2,992      2,076    100,000      3,936      3,020    100,000      5,148      4,232    100,000
     8      1,000     10,027      3,299      2,603    100,000      4,505      3,809    100,000      6,121      5,425    100,000
     9      1,000     11,578      3,566      3,089    100,000      5,064      4,587    100,000      7,160      6,684    100,000
    10      1,000     13,207      3,792      3,792    100,000      5,611      5,611    100,000      8,272      8,272    100,000

    11      1,000     14,917      3,973      3,973    100,000      6,142      6,142    100,000      9,462      9,462    100,000
    12      1,000     16,713      4,108      4,108    100,000      6,653      6,653    100,000     10,737     10,737    100,000
    13      1,000     18,599      4,193      4,193    100,000      7,142      7,142    100,000     12,102     12,102    100,000
    14      1,000     20,579      4,226      4,226    100,000      7,602      7,602    100,000     13,566     13,566    100,000
    15      1,000     22,657      4,201      4,201    100,000      8,030      8,030    100,000     15,137     15,137    100,000

    16      1,000     24,840      4,114      4,114    100,000      8,417      8,417    100,000     16,823     16,823    100,000
    17      1,000     27,132      3,957      3,957    100,000      8,754      8,754    100,000     18,632     18,632    100,000
    18      1,000     29,539      3,720      3,720    100,000      9,029      9,029    100,000     20,571     20,571    100,000
    19      1,000     32,066      3,392      3,392    100,000      9,228      9,228    100,000     22,649     22,649    100,000
    20      1,000     34,719      2,962      2,962    100,000      9,338      9,338    100,000     24,877     24,877    100,000

  @ 65      1,000     69,761          0          0          0          0          0          0     66,430     66,430    100,000

    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

    This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
     1      1,000      1,050        503          0    100,503        546          0    100,547        590          0    100,590
     2      1,000      2,153      1,133        151    101,134      1,256        274    101,257      1,385        403    101,385
     3      1,000      3,310      1,739        659    101,740      1,982        902    101,983      2,247      1,166    102,247
     4      1,000      4,526      2,321      1,151    102,321      2,725      1,554    102,725      3,181      2,011    103,181
     5      1,000      5,802      2,876      1,671    102,876      3,481      2,276    103,482      4,193      2,988    104,193

     6      1,000      7,142      3,404      2,343    103,404      4,251      3,191    104,252      5,288      4,228    105,288
     7      1,000      8,549      3,904      2,988    103,904      5,035      4,119    105,035      6,475      5,559    106,476
     8      1,000     10,027      4,374      3,678    104,374      5,829      5,133    105,829      7,759      7,063    107,760
     9      1,000     11,578      4,815      4,339    104,816      6,635      6,159    106,636      9,152      8,676    109,153
    10      1,000     13,207      5,225      5,225    105,225      7,451      7,451    107,451     10,661     10,661    110,661

    11      1,000     14,917      5,600      5,600    105,600      8,272      8,272    108,272     12,293     12,293    112,293
    12      1,000     16,713      5,931      5,931    105,932      9,089      9,089    109,090     14,051     14,051    114,051
    13      1,000     18,599      6,218      6,218    106,218      9,900      9,900    109,900     15,945     15,945    115,945
    14      1,000     20,579      6,456      6,456    106,457     10,700     10,700    110,701     17,985     17,985    117,985
    15      1,000     22,657      6,643      6,643    106,644     11,485     11,485    111,486     20,181     20,181    120,181

    16      1,000     24,840      6,776      6,776    106,777     12,251     12,251    112,251     22,546     22,546    122,546
    17      1,000     27,132      6,857      6,857    106,857     12,996     12,996    112,997     25,096     25,096    125,097
    18      1,000     29,539      6,881      6,881    106,881     13,716     13,716    113,716     27,846     27,846    127,846
    19      1,000     32,066      6,843      6,843    106,843     14,402     14,402    114,403     30,808     30,808    130,809
    20      1,000     34,719      6,738      6,738    106,738     15,047     15,047    115,047     33,998     33,998    133,999

  @ 65      1,000     69,761          0          0          0     15,317     15,317    116,135     88,515     88,515    181,675

    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

    This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
     1      1,000      1,050        385          0    100,385        425          0    100,425        465          0    100,465
     2      1,000      2,153        895          0    100,895      1,003         21    101,003      1,116        134    101,117
     3      1,000      3,310      1,373        293    101,374      1,583        502    101,583      1,811        731    101,811
     4      1,000      4,526      1,820        650    101,821      2,162        992    102,163      2,550      1,380    102,551
     5      1,000      5,802      2,231      1,026    102,231      2,737      1,532    102,738      3,335      2,130    103,336

     6      1,000      7,142      2,605      1,544    102,605      3,306      2,245    103,306      4,168      3,107    104,168
     7      1,000      8,549      2,937      2,021    102,937      3,861      2,945    103,861      5,047      4,131    105,047
     8      1,000     10,027      3,227      2,531    103,227      4,403      3,707    104,403      5,977      5,281    105,978
     9      1,000     11,578      3,473      2,997    103,474      4,927      4,451    104,928      6,961      6,484    106,961
    10      1,000     13,207      3,677      3,677    103,677      5,434      5,434    105,434      8,002      8,002    108,003

    11      1,000     14,917      3,833      3,833    103,834      5,917      5,917    105,917      9,103      9,103    109,104
    12      1,000     16,713      3,940      3,940    103,941      6,372      6,372    106,372     10,266     10,266    110,267
    13      1,000     18,599      3,996      3,996    103,996      6,794      6,794    106,794     11,493     11,493    111,494
    14      1,000     20,579      3,995      3,995    103,996      7,177      7,177    107,178     12,787     12,787    112,787
    15      1,000     22,657      3,936      3,936    103,936      7,516      7,516    107,516     14,148     14,148    114,148

    16      1,000     24,840      3,812      3,812    103,813      7,801      7,801    107,802     15,578     15,578    115,578
    17      1,000     27,132      3,617      3,617    103,618      8,022      8,022    108,023     17,073     17,073    117,074
    18      1,000     29,539      3,341      3,341    103,341      8,165      8,165    108,166     18,630     18,630    118,631
    19      1,000     32,066      2,973      2,973    102,974      8,214      8,214    108,215     20,242     20,242    120,242
    20      1,000     34,719      2,505      2,505    102,506      8,155      8,155    108,156     21,903     21,903    121,904

  @ 65      1,000     69,761          0          0          0          0          0          0     40,851     40,851    139,495

    Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.

    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

    This illustration assumes a premium tax of 1.75%.

                                                                     [VERSION B]

                                                                   FLEX EDGE(SM)
                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY


                                                                       Issued by


                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY



IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171



PROSPECTUS                                                           MAY 1, 2000



This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection.

THE PHOENIX EDGE SERIES FUND
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Nifty Fifty Series
  [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
  [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Oakhurst Balanced Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series
  [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series

  MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
  [diamond] Phoenix-Aberdeen New Asia Series

  MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
  [diamond] Phoenix-Duff & Phelps Real Estate Securities Series


  MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
  [diamond] Phoenix-Bankers Trust Dow 30 Series
  [diamond] Phoenix-Federated U.S. Government Bond Series
  [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series
  [diamond] Phoenix-Janus Equity Income Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Janus Growth Series
  [diamond] Phoenix-Morgan Stanley Focus Equity Series
  [diamond] Phoenix-Schafer Mid-Cap Value Series

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

  MANAGED BY BANKERS TRUST COMPANY
  [diamond] EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.

  [diamond] Technology Portfolio


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  MANAGED BY TEMPLETON GLOBAL ADVISORS LIMITED
  [diamond] Templeton Growth Securities Fund -- Class 2

  MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
  [diamond] Templeton Asset Strategy Fund -- Class 2
  [diamond] Templeton International Securities Fund -- Class 2

  MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
  [diamond] Templeton Developing Markets Securities Fund -- Class 2

  MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
  [diamond] Mutual Shares Securities Fund -- Class 2


WANGER ADVISORS TRUST
  MANAGED BY WANGER ASSET MANAGEMENT, L.P.
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Small Cap

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.


The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if accompanied or preceded by current prospectuses for the funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------

SPECIAL TERMS .........................................    4
SUMMARY ...............................................    6
PERFORMANCE HISTORY....................................    7
PHOENIX AND THE VUL ACCOUNT............................    7
   Phoenix ............................................    7
   The VUL Account ....................................    7
   The GIA ............................................    8
THE POLICY ............................................    8
   Introduction .......................................    8
   Eligible Purchasers ................................    8
   Flexible Premiums ..................................    8
   Allocation of Issue Premium ........................    9
   Free Look Period ...................................    9
   Temporary Insurance Coverage .......................   10
   Transfer of Policy Value ...........................   10
     Systematic Transfer Program.......................   10
     Nonsystematic Transfers ..........................   10
   Determination of Subaccount Values .................   11
   Death Benefit ......................................   11
   Surrenders .........................................   12
   Policy Loans .......................................   13
   Lapse ..............................................   13
   Payment of Premiums During Period of Disability ....   14
   Additional Insurance Options .......................   14
   Additional Rider Benefits ..........................   14
INVESTMENTS OF THE VUL ACCOUNT ........................   15
   Participating Investment Funds......................   15
   Investment Advisors.................................   18
   Services of the Advisors ...........................   18
   Reinvestment and Redemption ........................   18
   Substitution of Investments ........................   19
CHARGES AND DEDUCTIONS ................................   19
   General.............................................   19
   Charges Deducted Once ..............................   19
     Premium Tax Charge ...............................   19
     Federal Tax Charge................................   19
   Periodic Charges....................................   19
   Conditional Charges.................................   20
   Investment Management Charge........................   21
   Other Taxes ........................................   21
GENERAL PROVISIONS ....................................   21
   Postponement of Payments ...........................   21
   Payment by Check ...................................   21
   The Contract .......................................   21
   Suicide ............................................   22
   Incontestability ...................................   22
   Change of Owner or Beneficiary .....................   22
   Assignment .........................................   22
   Misstatement of Age or Sex .........................   22
   Surplus.............................................   22
PAYMENT OF PROCEEDS ...................................   22
   Surrender and Death Benefit Proceeds ...............   22
   Payment Options ....................................   22
FEDERAL INCOME TAX CONSIDERATIONS .....................   23
   Introduction .......................................   23
   Phoenix's Income Tax Status ........................   23
   Policy Benefits ....................................   24
   Business-Owned Policies.............................   24
   Modified Endowment Contracts .......................   24
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   25
   Qualified Plans ....................................   25
   Diversification Standards ..........................   25
   Change of Ownership or Insured or Assignment .......   26
   Other Taxes ........................................   26
VOTING RIGHTS .........................................   26
   Phoenix.............................................   27
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX .......   27
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   28
SALES OF POLICIES .....................................   28
STATE REGULATION ......................................   28
REPORTS ...............................................   28
LEGAL PROCEEDINGS .....................................   28
LEGAL MATTERS .........................................   28
REGISTRATION STATEMENT ................................   29
FINANCIAL STATEMENTS ..................................   29
APPENDIX A ............................................   93
APPENDIX B ............................................   97
APPENDIX C.............................................   98



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

INSURED: The person upon whose life the Policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the Policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the 1-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the 1-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the Issue Premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy value."

    The Policy value varies with the investment performance of the Funds and is not guaranteed.

    The Policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the Policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond] You may fully surrender this Policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the Policy.
          o The fixed benefit is equal to the Policy's face amount (Option 1)
          o The variable benefit equals the face amount plus the Policy value (Option 2)

[diamond] After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

[diamond] The death benefit is payable when the insured dies. See "Death
          Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond] Disability Waiver of Specified Premium

[diamond] Accidental Death Benefit

[diamond] Death Benefit Protection

[diamond] Face Amount of Insurance Increase

[diamond] Whole Life Exchange Option

[diamond] Purchase Protection Plan


[diamond] Living Benefits Option


    Availability of these Riders depends upon state approval and may involve an extra cost.

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond] Taxes
          o   State Premium Tax Charge--Varies by State
          o   Federal Tax Charge--Currently not applicable

          See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond] Issue Expense Charge--$150. Deducted in the first Policy year only and payable in 12 monthly installments.

[diamond] Administrative Charge--The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insureds.

[diamond] Surrender Charge--Deducted if the Policy is surrendered within the first 10 Policy years. See "Surrender Charge."

[diamond] Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.

[diamond] Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge--.80% annually

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] within 10 days after you receive the Policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.


    See "Free Look Period."


RISK OF LAPSE
    The Policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the Policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------

PHOENIX

    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full-time agents and through brokers. On April 17, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company authorized management to develop a plan for conversion from a mutual to a publicly traded stock company. If such a plan is developed and adopted by the Board, it would be subject to the approval of the New York Insurance Department and other regulators and submitted to policyholders for approval. The plan would go into effect only after all these requirements had been met. There is no assurance that any such plan will be adopted, and if adopted, there is no guarantee as to the amount or nature of consideration to eligible policyholders.


THE VUL ACCOUNT

    The VUL Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.


    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specified series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL

Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2%. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    On the last working day of the calendar week, we set the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.


    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Policy value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total Policy value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive 4-year period according to the following schedule:


[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION
    The Policy is a flexible premium variable universal life insurance policy. The Policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy value varies according to the investment performance of the Series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

FLEXIBLE PREMIUMS
    The Issue Premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums

    The minimum Issue Premium for a Policy is generally 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the Schedule Page of the Policy. The Issue Premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by the applicable premium tax charge. The Issue Premium also will be reduced by the $150 issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state premium tax charges and any sales charge, will be first used to cover any monthly deductions during the grace period. Any balance will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Transfer of Policy Value - Nonsystematic Transfers."


    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.


    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy year in which the limit was exceeded. The Policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.


    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM

    We will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

FREE LOOK PERIOD

    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:


[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").


    We treat a returned Policy as if we never issued it and, except for Policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the current Policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.


    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM

    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are:

[diamond] $25 monthly,

[diamond] $75 quarterly,

[diamond] $150 semiannually or

[diamond] $300 annually.

    You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.


    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year.

     We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the Subaccount or the GIA is being transferred;
          or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per Policy year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of the remaining value

[diamond] Year Three:     50% of the remaining value

[diamond] Year Four:      100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


    Because excessive exchanges between Subaccounts can adversely affect Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.


DETERMINATION OF SUBACCOUNT VALUES

    We establish the unit value of each Subaccount on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just prior valuation date by the Net Investment Factor for that Subaccount for the then current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.


    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B)
    --------- - (D) where:
       (C)


(A)= The value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B)= The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period.

(C)= The value of the assets in the Subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D)= The sum of the following daily charges multiplied by the number of days in the current valuation period:


      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the Policy's Face Amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the Policy's face amount on the date of the death of the Insured, plus the Policy value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the policy value on the date of death of the Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the Policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from Policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first Policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the Policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the Policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.


    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."


FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the Policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the Policy will be reduced by the same amount as the Policy value is reduced as described above.

POLICY LOANS
    Generally, while the Policy is in force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the Policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each Policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.


    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. The balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.


    Payments received by us for the Policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the Policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the Policy value becomes insufficient to maintain the Policy in force.

    The proceeds of Policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, we may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

    Policy Years 1-10 (or Insured's age 65 if earlier): 8%
    Policy Years 11 and thereafter:                     7%

    At the end of each Policy Year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than 6% per annum, which is the annual interest rate for Funds held in the loaned portion of the GIA, the Policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than 6% per annum, the Policy value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has a similar effect on the Policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its maturity date.


    If on any monthly calculation day during the first 3 Policy years, the Policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent Policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. However, during the first five Policy years or until the cash surrender value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.


    During the grace period, the Policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the Policy is in force and the Insured is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."


    In addition, once each Policy year you may request an increase in face amount. This request should be made within 90 days prior to the Policy anniversary and is subject to an issue expense charge of $3 per $1,000 of increase in face amount, up to a maximum of $150, and to our receipt of adequate insurability evidence. A Free Look Period as described in "The Policy" section of this prospectus applies to each increase in face amount.


ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a Policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the Policy (if approved in your state).


[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least 6 months. Premiums will be waived to the Policy anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms may vary by state.

[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the Policy anniversary nearest the Insured's 75th birthday if:
          o the Insured dies from bodily injury that results from an accident;
            and
          o the Insured dies no later than 90 days after injury.


[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three death benefit guarantee periods are available in all states except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:


          1 death benefit guaranteed until the later of the Policy Anniversary nearest the Insured's 70th birthday or Policy Year 7;

          2 death benefit guaranteed until the later of the Policy Anniversary nearest the Insured's 80th birthday or Policy Year 10;

          3 death benefit guaranteed until the later of the Policy Anniversary nearest the Insured's 95th birthday.

    Death benefit guarantee periods 1 or 2 may be extended provided that the Policy's cash surrender value is sufficient and you pay the new minimum required premium.

[diamond] FACE AMOUNT OF INSURANCE INCREASE RIDER. Under the terms of this rider, any time after the first Policy anniversary, you may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the Policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $3 per thousand of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy value, whether or not the Policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules." There is no charge for this rider.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.


[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:


    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.


    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is to seek long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES:
The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Advisor's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    A certain Subaccount invests in a corresponding series of the Deutsche Asset Management VIT Funds. The following series is currently available:

    EAFE(R) EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding series of the Federated Insurance Series. The following series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    A certain subaccount invests in a corresponding series of the The Universal Institutional Funds, Inc. The following series is currently available:


    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Certain Subaccounts invest in Class 2 Shares of a corresponding fund of the Franklin Templeton Variable Insurance Products Trust. The following funds are currently available:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging market equity securities.

    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.


WANGER ADVISORS TRUST
    Certain Subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither Phoenix nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;


[diamond] changes in the investment management of any portfolio of the funds; or


[diamond] differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:
    o Phoenix-Goodwin Money Market Series
    o Phoenix-Goodwin Multi-Sector Fixed Income Series
    o Phoenix-Hollister Value Equity Series
    o Phoenix-Oakhurst Balanced Series
    o Phoenix-Oakhurst Growth and Income Series
    o Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond] Phoenix-Aberdeen International Advisors, LLC ("PAIA")
          o   Phoenix-Aberdeen International Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          o   Phoenix-Engemann Capital Growth Series
          o   Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC ("Seneca")
          o   Phoenix-Seneca Mid-Cap Growth Series
          o   Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond] Bankers Trust Company
          o   Phoenix-Bankers Trust Dow 30 Series

[diamond] Federated Investment Management Company
          o   Phoenix-Federated U.S. Government Bond Series


[diamond] J.P. Morgan Investment Management, Inc.
          o   Phoenix-J.P. Morgan Research Enhanced Index Series


[diamond] Janus Capital Corporation
          o   Phoenix-Janus Equity Income Series
          o   Phoenix-Janus Flexible Income Series
          o   Phoenix-Janus Growth Series

[diamond] Morgan Stanley Asset Management Inc.
          o   Phoenix-Morgan Stanley Focus Equity Series

[diamond] Schafer Capital Management, Inc.
          o   Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond] Bankers Trust Company
          o   EAFE(R) Equity Index Fund

[diamond] Federated Investment Management Company
          o   Federated Fund for U.S. Government Securities II
          o   Federated High Income Bond Fund II


[diamond] Franklin Mutual Advisers, LLC
          o   Mutual Shares Securities Fund

[diamond] Morgan Stanley Asset Management Inc.
          o   Technology Portfolio

[diamond] Templeton Asset Management, Ltd.
          o   Templeton Developing Markets Securities Fund

[diamond] Templeton Global Advisors Limited
          o   Templeton Growth Securities Fund

[diamond] Templeton Investment Counsel, Inc.
          o   Templeton Asset Strategy Fund
          o   Templeton International Securities Fund


[diamond] Wanger Asset Management, L.P.
          o   Wanger Foreign Forty
          o   Wanger International Small Cap
          o   Wanger Twenty
          o   Wanger U.S. Small Cap

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the Policy value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

    Charges are deducted in connection with the Policy to compensate us for:

[diamond] our expenses in selling the Policy;

[diamond] underwriting and issuing the Policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the Policy; and

[diamond] assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue Policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, we try to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE

[diamond] STATE PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. These charges are deducted from each premium payment. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


[diamond] FEDERAL TAX CHARGE. Currently not applicable.

PERIODIC CHARGES

MONTHLY
[diamond] ISSUE EXPENSE CHARGE. This $150 charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a Policy. It is deducted in the first policy year and is payable in 12 monthly installments.

          We may reduce or eliminate the issue expense charge for Policies issued under group or sponsored arrangements. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond] ADMINISTRATIVE CHARGE. The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.


[diamond] COST OF INSURANCE. To determine this expense, we multiply the applicable cost of insurance rate by the difference between your Policy's death benefit (Option 1, if no selection is made) and the Policy value. Generally, cost of insurance rates are based on the sex, Attained Age and risk class of the Insureds. In certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.


[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially select this schedule in your application, but can later change it from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% of the average daily net assets is deducted daily from the VUL Account. No portion of this charge is deducted from the GIA.

          The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 Policy Years, there is a difference between the amount of Policy value and the amount of cash surrender value of the Policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing Policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          In Policy years one through ten, the full surrender charge as described below will apply if you either surrender the Policy for its cash surrender value or permit the Policy to lapse. The applicable surrender charge in any Policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th Policy year. During the first 10 Policy years, the maximum surrender charge that you can pay while you own the Policy is equal to either A+B (defined below) or the amount shown in the table.

          A.  the contingent deferred sales charge is equal to:

              1. 30% of all premiums paid (up to and including the amount stated on Schedule Page 4 of the Policy, which is calculated according to a formula contained in a SEC rule); plus

              2. 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus

              3.  9% of all premiums paid in excess of twice this amount.

          B.  the contingent deferred issue charge is equal to:

                  $5 per $1,000 of initial face amount.

          The surrender charges table that appears in the Policy is reproduced below:

                MAXIMUM SURRENDER CHARGE TABLE
                ------------------------------

    POLICY SURRENDER   POLICY   SURRENDER  POLICY SURRENDER
    MONTH    CHARGE     MONTH    CHARGE    MONTH   CHARGE
    -----    ------     -----    ------    -----   ------
    1-60    $1029.22     80      $823.38    100    $531.90
      61     1018.93     81       813.09    101     516.26
      62     1008.64     82       802.80    102     500.61
      63      998.35     83       792.50    103     484.97
      64      988.06     84       782.21    104     469.33
      65      977.76     85       766.57    105     453.68
      66      967.47     86       750.92    106     438.04
      67      957.18     87       735.28    107     422.39
      68      946.89     88       719.63    108     406.75
      69      936.59     89       703.99    109     372.85
      70      926.30     90       688.35    110     338.96
      71      916.01     91       672.70    111     305.06
      72      905.72     92       657.06    112     271.17
      73      895.43     93       641.41    113     237.27
      74      885.13     94       625.77    114     203.37
      75      874.84     95       610.12    115     169.48
      76      864.55     96       594.48    116     135.58
      77      854.26     97       578.84    117     101.69
      78      843.96     98       563.19    118      67.79
      79      833.67     99       547.55    119      33.90
                                            120        .00

          We may reduce the surrender charge for Policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in Face Amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the Policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy value). This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:


[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the GIA;


[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers may also be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.

SUICIDE

    If the Insured commits suicide within 2 years after the Policy's Date of Issue, the policy will stop and become void. We will pay you the Policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.


INCONTESTABILITY

    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's Death Benefit (up to a maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.


    While the Insured is living, you may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST

    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD

    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:


[diamond] 10 years;

[diamond] 20 years; or


[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our income tax status and upon the income tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax income advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS

    The Policy, whether or not it is a modified endowment contract ("Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.


    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER

    Upon full surrender of a Policy for its cash value, any excess of the cash value (unreduced by outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.


PARTIAL SURRENDER

    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax and also regarding as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.


LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the Policy is not a modified endowment contract, we believe that no part of any loan under a Policy will constitute income to you.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL

    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A Policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the Policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a Policy Year but which are returned by us with interest within 60 days after the end of the Policy Year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits during the first 7 Policy years, the premiums are predetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 Policy years.


DISTRIBUTIONS AFFECTED

    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent Policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.


PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES

    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.


[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.


    A material change may occur at any time during the life of the Policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.


    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities. For purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Series will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.


    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Advisor of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies you hold.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

John C. Bacot                Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer,
                             The Wiremold Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord,
                             Day & Lord, Barret Smith
                             New York, New York


Robert W. Fiondella          Chairman of the Board and
                             Chief Executive Officer,
                             Phoenix Home Life Mutual
                             Insurance Company
                             Hartford, Connecticut


John E. Haire                President of
                             The Fortune Group
                             New York, New York

Jerry J. Jasinowski          President, National Association
                             of Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, Governance & Nominating
                             Committees, Arch Chemicals, Inc.,
                             Westport, Connecticut; formerly
                             Chairman, President and
                             Chief Executive Officer,
                             Olin Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche          Limited Managing Director,
                             Lazard Freres & Company, L.L.C.
                             New York, New York

Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York

Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York

Robert G. Wilson             Retired, formerly Chairman and
                             Chief Executive Officer,
                             Ecologic Waste Services, Inc.
                             Miami, Florida


Dona D. Young                President, Phoenix Home Life
                             Mutual Insurance Company
                             Hartford, Connecticut


EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION


Robert W. Fiondella          Chairman of the Board and Chief
                             Executive Officer

Dona D. Young                President


Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer

Carl T. Chadburn             Executive Vice President

David W. Searfoss            Executive Vice President and
                             Chief Financial Officer


Nathaniel C. Brinn           Senior Vice President


Martin J. Gavin              Senior Vice President,
                             Trust Operations

Randall C. Giangiulio        Senior Vice President,
                             Group Life and Health

Michael J. Gilotti           Senior Vice President


Edward P. Hourihan           Senior Vice President,
                             Information Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President,
                             Individual Financial

Maura L. Melley              Senior Vice President,
                             Public Affairs

Charles L. Olsen             Senior Vice President

Robert E. Primmer            Senior Vice President,
                             Individual Distribution


Tracy L. Rich                Senior Vice President

Joel D. Sanders              Senior Vice President


Frederick W. Sawyer, III     Senior Vice President

Jack F. Solan, Jr.           Senior Vice President,
                             Strategic Development

Simon Y. Tan                 Senior Vice President, Market
                             and Product Development

Anthony J. Zeppetella        Senior Vice President,
                             Corporate Portfolio
                             Management

Walter H. Zultowski          Senior Vice President, Marketing
                             and Market Research; formerly
                             Senior Vice President,
                             LIMRA International,
                             Hartford, Connecticut


    The above listing reflects the positions held at Phoenix during the last five years.



SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1999.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS

DECEMBER 31, 1999

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999

                                                                ENGEMANN           GOODWIN           OAKHURST
                                            GOODWIN MONEY       CAPITAL          MULTI-SECTOR        STRATEGIC          ABERDEEN
                                               MARKET            GROWTH          FIXED INCOME       ALLOCATION        INTERNATIONAL
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  36,172,745    $  304,559,369      $  20,646,125     $  43,191,926     $  63,645,004
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  36,172,745    $  448,728,926      $  18,455,528     $  49,617,057     $  77,234,406
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............      36,172,745       448,728,926         18,455,528        49,617,057        77,234,406
LIABILITIES
       Accrued expenses to related party.          22,449           291,917             12,302            33,157            50,070
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  36,150,296    $  448,437,009      $  18,443,226     $  49,583,900     $  77,184,336
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       23,137,709        64,302,622          8,059,238        13,473,562        26,138,742
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.562397    $     6.973853      $    2.288458     $    3.680088     $    2.952871
                                            =============    ==============      =============     =============     =============


                                                              DUFF & PHELPS         SENECA                             RESEARCH
                                              OAKHURST         REAL ESTATE        STRATEGIC         ABERDEEN           ENHANCED
                                              BALANCED         SECURITIES           THEME           NEW ASIA            INDEX
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  26,273,562     $   4,793,113      $  18,085,301     $   2,741,828     $  24,785,826
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  31,642,850     $   4,020,674      $  24,186,768     $   3,057,608     $  28,154,106
                                            -------------    --------------      -------------     -------------     -------------
              Total assets..............       31,642,850         4,020,674         24,186,768         3,057,608        28,154,106
LIABILITIES
       Accrued expenses to related party.          21,131             2,567             14,929             2,018            18,617
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  31,621,719    $    4,018,107      $  24,171,839     $   3,055,590     $  28,135,489
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       13,638,575         3,129,571          9,417,741         3,212,043        17,142,029
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    2.318550    $     1.283916      $    2.566628     $    0.951292     $    1.641316
                                            =============    ==============      =============     =============     =============


                                                                  SENECA           OAKHURST
                                              ENGEMANN            MID-CAP         GROWTH AND        HOLLISTER           SCHAFER
                                             NIFTY FIFTY          GROWTH            INCOME         VALUE EQUITY       MID-CAP VALUE
                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $   6,933,141    $    2,156,212      $   8,743,326     $   2,244,858     $   1,647,078
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $   8,812,180    $    3,157,717      $  10,108,660     $   2,612,019     $   1,502,253
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............       8,812,180         3,157,717         10,108,660         2,612,019         1,502,253
LIABILITIES
       Accrued expenses to related party.           5,722             1,903              6,591             1,665             1,189
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $   8,806,458    $    3,155,814      $  10,102,069     $   2,610,354     $   1,501,064
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........        5,353,879         1,844,737          7,271,955         1,937,918         1,915,460
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.644874    $     1.710712      $    1.389182     $    1.346989     $    0.783657
                                            =============    ==============      =============     =============     =============


                                                                WANGER                              TEMPLETON
                                             WANGER U.S.     INTERNATIONAL        TEMPLETON           ASSET            TEMPLETON
                                             SMALL CAP         SMALL CAP            STOCK           ALLOCATION        INTERNATIONAL
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  34,000,619    $   13,547,992      $     255,329     $     262,651     $   1,140,606
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  41,762,466    $   29,265,084      $     298,740     $     289,238     $   1,271,691
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............      41,762,466        29,265,084            298,740           289,238         1,271,691
LIABILITIES
       Accrued expenses to related party.          26,850            17,620                184               187               779
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  41,735,616    $   29,247,464      $     298,556     $     289,051     $   1,270,912
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       23,396,320        11,233,769            234,852           235,662           999,489
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.783854    $     2.603531      $    1.271250     $    1.226552     $    1.271562
                                            =============    ==============      =============     =============     =============

                        See Notes to Financial Statements

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999
                                                             (CONTINUED)

                                             TEMPLETON
                                             DEVELOPING        MUTUAL SHARES       WANGER             WANGER             EAFE
                                              MARKETS           INVESTMENTS        TWENTY         FOREIGN FORTY      EQUITY INDEX
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------   ---------------- ----------------  -----------------  ----------------
ASSETS
       Investments at cost...............    $    647,618       $    401,439     $    620,952      $     388,605      $    219,790
                                             ============       ============     ============      =============      ============
       Investments at market.............    $    765,101       $    411,374     $    686,777      $     603,018      $    237,869
                                             ------------       ------------     ------------      -------------      ------------
              Total assets...............         765,101            411,374          686,777            603,018           237,869
LIABILITIES
       Accrued expenses to related party.             467                269              416                335               140
                                             ------------       ------------     ------------      -------------      ------------
NET ASSETS..............................     $    764,634       $    411,105     $    686,361      $     602,683      $    237,729
                                             ============       ============     ============      =============      ============
Accumulation units outstanding..........          474,876            380,974          496,070            317,402           200,992
                                             ============       ============     ============      =============      ============
Unit value..............................     $   1.610176       $   1.079090     $   1.383596      $    1.898803      $   1.182776
                                             ============       ============     ============      =============      ============


                                                                 FEDERATED        FEDERATED
                                              BANKERS           U.S. GOV'T       HIGH INCOME          JANUS
                                            TRUST DOW 30       SECURITIES II    BOND FUND II      EQUITY INCOME      JANUS GROWTH
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------   ---------------- ----------------  -----------------  ----------------
ASSETS
       Investments at cost...............    $      5,260       $     79,497     $    176,220      $      13,190      $    177,361
                                             ============       ============     ============      =============      ============
       Investments at market.............    $      5,282       $     79,711     $    179,326      $      13,399      $    179,523
                                             ------------       ------------     ------------      -------------      ------------
              Total assets...............           5,282             79,711          179,326             13,399           179,523
LIABILITIES
       Accrued expenses to related party.               0                 51              119                  1                16
                                             ------------       ------------     ------------      -------------      ------------
NET ASSETS..............................     $      5,282       $     79,660     $    179,207      $      13,398      $    179,507
                                             ============       ============     ============      =============      ============
Accumulation units outstanding..........            5,241             78,777          179,788             13,204           172,171
                                             ============       ============     ============      =============      ============
Unit value..............................     $   1.007802       $   1.011204     $   0.996767      $    1.014664     $    1.042609
                                             ============       ============     ============      =============      ============


                                               JANUS
                                              FLEXIBLE        MORGAN STANLEY     TECHNOLOGY
                                               INCOME          FOCUS EQUITY      PORTFOLIO
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                           ---------------   ---------------- ----------------
ASSETS
       Investments at cost...............    $      4,322       $      1,999     $    109,734
                                             ============       ============     ============
       Investments at market.............    $      4,315       $      2,073     $    112,136
                                             ------------       ------------     ------------
              Total assets...............           4,315              2,073          112,136
LIABILITIES
       Accrued expenses to related party.               1                  0               12
                                             ------------       ------------     ------------
NET ASSETS..............................     $      4,314       $      2,073     $    112,124
                                             ============       ============     ============
Accumulation units outstanding..........            4,312              2,000          104,360
                                             ============       ============     ============
Unit value..............................     $   1.000255       $   1.036684     $   1.074396
                                             ============       ============     ============

                        See Notes to Financial Statements

                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                       GOODWIN          OAKHURST
                                                                   GOODWIN MONEY      ENGEMANN       MULTI-SECTOR       STRATEGIC
                                                                      MARKET       CAPITAL GROWTH    FIXED INCOME       ALLOCATION
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $  1,401,659     $    881,082    $   1,426,094     $  1,035,758
Expenses
       Mortality, expense risk and administrative charges...             236,917        2,894,867          137,459          362,811
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)...............................            1,164,742       (2,013,785)       1,288,635          672,947
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions...........                  -            199,224            1,383            6,462
Net realized gain distribution from Fund...................                  -         33,712,379              -          2,422,170
Net unrealized appreciation (depreciation) on investment...                  -         67,520,555         (510,719)       1,547,396
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments.............................                  -        101,432,158         (509,336)       3,976,028
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations.................................................         $  1,164,742     $ 99,418,373    $     779,299     $  4,648,975
                                                                    ============     ============    =============     ============


                                                                                                     DUFF & PHELPS       SENECA
                                                                     ABERDEEN         OAKHURST        REAL ESTATE       STRATEGIC
                                                                  INTERNATIONAL       BALANCED        SECURITIES          THEME
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $  1,559,263     $    722,804    $     201,455     $        -
Expenses
       Mortality, expense risk and administrative charges...             513,193          235,015           31,223          114,711
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)................................           1,046,070          487,789          170,232         (114,711)
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions............              47,349           13,373           (8,551)          (3,328)
Net realized gain distribution from Fund....................           9,024,051        1,090,011              -          2,873,771
Net unrealized appreciation (depreciation) on investment....           6,988,805        1,469,608          (25,923)       4,256,078
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments..............................          16,060,205        2,572,992          (34,474)       7,126,521
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations..................................................        $ 17,106,275     $  3,060,781    $     135,758     $  7,011,810
                                                                    ============     ============    =============     ============


                                                                     ABERDEEN         RESEARCH      ENGEMANN NIFTY        SENECA
                                                                     NEW ASIA      ENHANCED INDEX       FIFTY         MID-CAP GROWTH
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $     22,625     $    209,690    $         -       $        -
Expenses
       Mortality, expense risk and administrative charges...              17,571          172,148           40,023           13,409
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)................................               5,054           37,542          (40,023)         (13,409)
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions............               4,188            9,241              817            4,734
Net realized gain distribution from Fund....................                 -          1,395,107              -             74,364
Net unrealized appreciation (depreciation) on investment....             869,485        2,060,618        1,626,903          871,293
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments..............................             873,673        3,464,966        1,627,720          950,391
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations..................................................        $    878,727     $  3,502,508    $   1,587,697     $    936,982
                                                                    ============     ============    =============     ============

                        See Notes to Financial Statements

                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                   OAKHURST
                                                                  GROWTH AND       HOLLISTER         SCHAFER          WANGER U.S.
                                                                    INCOME        VALUE EQUITY     MID-CAP VALUE      SMALL CAP
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $     51,165       $     6,780     $     20,315       $       -
Expenses
       Mortality, expense risk and administrative charges.             55,910            12,530           10,223           268,787
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             (4,745)           (5,750)          10,092          (268,787)
                                                                 ------------       -----------     ------------       -----------
Net realized gain (loss) from share transactions..........               (252)            3,904          (25,572)           72,743
Net realized gain distribution from Fund..................            119,133           142,030              -           2,967,831
Net unrealized appreciation (depreciation) on investment..          1,012,913           291,974         (130,299)        4,934,358
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................          1,131,794           437,908         (155,871)        7,974,932
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $  1,127,049       $   432,158     $   (145,779)      $ 7,706,145
                                                                 ============       ===========     ============       ===========


                                                                   WANGER                           TEMPLETON
                                                                INTERNATIONAL       TEMPLETON         ASSET           TEMPLETON
                                                                  SMALL CAP          STOCK          ALLOCATION       INTERNATIONAL
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $    190,889       $     1,255     $        844       $    3,225
Expenses
       Mortality, expense risk and administrative charges.            123,317             1,324            1,149             4,112
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             67,572               (69)            (305)             (887)
                                                                 ------------       -----------     ------------       -----------
Net realized gain (loss) from share transactions..........             28,287             1,336              172            16,281
Net realized gain distribution from Fund..................                -               6,648            5,190            12,000
Net unrealized appreciation (depreciation) on investment..         15,112,035            42,995           26,220           129,839
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................         15,140,322            50,979           31,582           158,120
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $ 15,207,894       $    50,910     $     31,277      $    157,233
                                                                 ============       ===========     ============       ===========


                                                                   TEMPLETON
                                                                  DEVELOPING      MUTUAL SHARES       WANGER            WANGER
                                                                   MARKETS         INVESTMENTS        TWENTY         FOREIGN FORTY
                                                                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)     SUBACCOUNT(2)
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $        265       $       156     $        -         $       -
Expenses
       Mortality, expense risk and administrative charges.              2,573             1,498            2,874             1,627
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             (2,308)           (1,342)          (2,874)           (1,627)
                                                                 ------------       -----------     ------------       -----------

Net realized gain (loss) from share transactions..........               (584)              382           12,711             7,285
Net realized gain distribution from Fund..................                -                 -                -                 -
Net unrealized appreciation (depreciation) on investment..            117,427             9,335           65,825           214,413
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................            116,843             9,717           78,536           221,698
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $    114,535       $     8,375     $     75,662       $   220,071
                                                                 ============       ===========     ============       ===========

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999

                        See Notes to Financial Statements


                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                                                 FEDERATED         FEDERATED
                                                                 EAFE            BANKERS         U.S. GOV'T       HIGH INCOME
                                                             EQUITY INDEX      TRUST DOW 30     SECURITIES II     BOND FUND II
                                                             SUBACCOUNT(3)     SUBACCOUNT(4)    SUBACCOUNT(5)     SUBACCOUNT(6)
                                                            ----------------  ---------------  ---------------- ----------------
Investment income
       Distributions....................................       $      3,673       $        6      $        -        $       -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                364                0               144              287
                                                               ------------       ----------      ------------      -----------
Net investment income (loss)............................              3,309                6              (144)            (287)
                                                               ------------       ----------      ------------      -----------
Net realized gain (loss) from share transactions........                 (2)             -                  (0)             (11)
Net realized gain distribution from Fund................              6,862              -                 -                -
Net unrealized appreciation (depreciation) on investment             18,079               22               214            3,106
                                                               ------------       ----------      ------------      -----------
Net gain (loss) on investments..........................             24,939               22               214            3,095
                                                               ------------       ----------      ------------      -----------
Net increase (decrease) in net assets resulting from
operations..............................................       $     28,248       $       28      $         70      $     2,808
                                                               ============       ==========      ============      ===========


                                                                 JANUS                          JANUS FLEXIBLE   MORGAN STANLEY
                                                             EQUITY INCOME     JANUS GROWTH         INCOME       FOCUS EQUITY
                                                             SUBACCOUNT(7)     SUBACCOUNT(8)     SUBACCOUNT(9)   SUBACCOUNT(10)
                                                            ----------------  ---------------  ---------------- ---------------
Investment income
       Distributions....................................       $        -         $      -        $          9      $       -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                  1               16                 1                0
                                                               ------------       ----------      ------------      -----------
Net investment income (loss)............................                 (1)             (16)                8              -
                                                               ------------       ----------      ------------      -----------
Net realized gain (loss) from share transactions........                -                  0                (0)               1
Net realized gain distribution from Fund................                -                -                 -                -
Net unrealized appreciation (depreciation) on investment                209            2,162                (7)              74
                                                               ------------       ----------      ------------      -----------
Net gain (loss) on investments..........................                209            2,162                (7)              75
                                                               ------------       ----------      ------------      -----------
Net increase (decrease) in net assets resulting from
operations..............................................       $        208       $    2,146      $          1      $        75
                                                               ============       ==========      ============      ===========


                                                               TECHNOLOGY
                                                               PORTFOLIO
                                                             SUBACCOUNT(11)
                                                            ----------------
Investment income
       Distributions....................................       $        -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                 12
                                                               ------------
Net investment income (loss)............................                (12)
                                                               ------------
Net realized gain (loss) from share transactions........                 (0)
Net realized gain distribution from Fund................                -
Net unrealized appreciation (depreciation) on investment              2,402
                                                               ------------
Net gain (loss) on investments..........................              2,402
                                                               ------------
Net increase (decrease) in net assets resulting from
operations..............................................       $      2,390
                                                               ============

  (3) From inception July 20, 1999 to December 31, 1999
  (4) From inception December 23, 1999 to December 31, 1999
  (5) From inception August 5, 1999 to December 31, 1999
  (6) From inception August 2, 1999 to December 31, 1999
  (7) From inception December 23, 1999 to December 31, 1999
  (8) From inception December 20, 1999 to December 31, 1999
  (9) From inception December 21, 1999 to December 31, 1999
 (10) From inception December 21, 1999 to December 31, 1999
 (11) From inception December 20, 1999 to December 31, 1999

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                                      GOODWIN
                                                                          GOODWIN               ENGEMANN            MULTI-SECTOR
                                                                        MONEY MARKET         CAPITAL GROWTH         FIXED INCOME
                                                                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................          $     1,164,742       $    (2,013,785)      $    1,288,635
       Net realized gain (loss)...............................                      -              33,911,603                1,383
       Net unrealized appreciation (depreciation).............                      -              67,520,555             (510,719)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                1,164,742            99,418,373              779,299
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................               45,745,678            55,380,624            3,185,838
       Participant transfers..................................              (32,514,036)            2,056,950               10,155
       Participant withdrawals................................               (7,462,353)          (39,295,629)          (1,861,647)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
               from participant transactions..................                5,769,289            18,141,945            1,334,346
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                6,934,031           117,560,318            2,113,645
NET ASSETS
       Beginning of period....................................               29,216,265           330,876,691           16,329,581
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $    36,150,296       $   448,437,009       $   18,443,226
                                                                        ===============       ===============       ==============


                                                                         OAKHURST
                                                                         STRATEGIC              ABERDEEN              OAKHURST
                                                                         ALLOCATION           INTERNATIONAL           BALANCED
                                                                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................          $       672,947       $     1,046,070       $      487,789
       Net realized gain (loss)...............................                2,428,632             9,071,400            1,103,384
       Net unrealized appreciation (depreciation).............                1,547,396             6,988,805            1,469,608
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                4,648,975            17,106,275            3,060,781
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                5,766,295             8,895,302            4,014,520
       Participant transfers..................................                  426,167            (2,116,044)             785,289
       Participant withdrawals................................               (4,114,288)           (6,140,365)          (3,398,123)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
               from participant transactions..................                2,078,174               638,893            1,401,686
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                6,727,149            17,745,168            4,462,467
NET ASSETS
       Beginning of period....................................               42,856,751            59,439,168           27,159,252
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $    49,583,900       $    77,184,336       $   31,621,719
                                                                        ===============       ===============       ==============


                                                                        DUFF & PHELPS
                                                                         REAL ESTATE            SENECA               ABERDEEN
                                                                         SECURITIES            STRATEGIC             NEW ASIA
                                                                         SUBACCOUNT         THEME SUBACCOUNT         SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................           $      170,232       $      (114,711)       $       5,054
       Net realized gain (loss)...............................                   (8,551)            2,870,443                4,188
       Net unrealized appreciation (depreciation).............                  (25,923)            4,256,078              869,485
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                  135,758             7,011,810              878,727
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                1,205,811             3,459,133              500,215
       Participant transfers..................................                 (767,489)            7,228,439              378,701
       Participant withdrawals................................                 (441,550)           (1,588,498)            (180,470)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    (3,228)            9,099,074              698,446
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                  132,530            16,110,884            1,577,173
NET ASSETS
       Beginning of period....................................                3,885,577             8,060,955            1,478,417
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $     4,018,107       $    24,171,839       $    3,055,590
                                                                        ===============       ===============       ==============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                         RESEARCH ENHANCED         ENGEMANN             SENECA
                                                                               INDEX             NIFTY FIFTY        MID-CAP GROWTH
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $       37,542       $      (40,023)     $     (13,409)
       Net realized gain (loss)...............................                    1,404,348                  817             79,098
       Net unrealized appreciation (depreciation).............                    2,060,618            1,626,903            871,293
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    3,502,508            1,587,697            936,982
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    4,764,435            1,600,829            550,378
       Participant transfers..................................                    9,507,736            4,539,540            896,097
       Participant withdrawals................................                   (2,366,241)            (663,615)          (177,076)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    11,905,930            5,476,754          1,269,399
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                   15,408,438            7,064,451          2,206,381
NET ASSETS
       Beginning of period....................................                   12,727,051            1,742,007            949,433
                                                                             --------------       --------------      -------------
       End of period..........................................               $   28,135,489       $    8,806,458      $   3,155,814
                                                                             ==============       ==============      =============


                                                                              OAKHURST            HOLLISTER           SCHAFER
                                                                          GROWTH AND INCOME      VALUE EQUITY       MID-CAP VALUE
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $       (4,745)      $       (5,750)      $     10,092
       Net realized gain (loss)...............................                      118,881              145,934            (25,572)
       Net unrealized appreciation (depreciation).............                    1,012,913              291,974           (130,299)
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    1,127,049              432,158           (145,779)
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    2,435,487              547,053            436,822
       Participant transfers..................................                    4,170,995              999,772            435,382
       Participant withdrawals................................                     (964,227)            (185,449)          (117,678)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                     5,642,255            1,361,376            754,526
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                    6,769,304            1,793,534            608,747
NET ASSETS
       Beginning of period....................................                    3,332,765              816,820            892,317
                                                                             --------------       --------------      -------------
       End of period..........................................               $   10,102,069       $    2,610,354      $   1,501,064
                                                                             ==============       ==============      =============


                                                                                                    WANGER
                                                                             WANGER U.S.         INTERNATIONAL        TEMPLETON
                                                                             SMALL CAP            SMALL CAP             STOCK
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $     (268,787)      $       67,572      $         (69)
       Net realized gain (loss)...............................                    3,040,574               28,287              7,984
       Net unrealized appreciation (depreciation).............                    4,934,358           15,112,035             42,995
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    7,706,145           15,207,894             50,910
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    7,502,489            3,435,101            154,926
       Participant transfers..................................                     (622,831)             956,598            102,914
       Participant withdrawals................................                   (4,086,854)          (1,563,997)           (37,586)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                     2,792,804            2,827,702            220,254
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                   10,498,949           18,035,596            271,164
NET ASSETS
       Beginning of period....................................                   31,236,667           11,211,868             27,392
                                                                             --------------       --------------      -------------
       End of period..........................................               $   41,735,616       $   29,247,464      $     298,556
                                                                             ==============       ==============      =============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                                                                   TEMPLETON
                                                                        TEMPLETON ASSET         TEMPLETON         DEVELOPING
                                                                          ALLOCATION          INTERNATIONAL         MARKETS
                                                                          SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................             $        (305)       $        (887)     $      (2,308)
       Net realized gain (loss)...............................                     5,362               28,281               (584)
       Net unrealized appreciation (depreciation).............                    26,220              129,839            117,427
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                    31,277              157,233            114,535
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    59,531              188,339            140,700
       Participant transfers..................................                   180,739              950,796            564,459
       Participant withdrawals................................                   (20,055)             (78,924)           (65,725)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    220,215            1,060,211            639,434
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   251,492            1,217,444            753,969
NET ASSETS
       Beginning of period....................................                    37,559               53,468             10,665
                                                                           -------------        -------------      -------------
       End of period..........................................             $     289,051        $   1,270,912      $     764,634
                                                                           =============        =============      =============


                                                                         MUTUAL SHARES                               WANGER
                                                                          INVESTMENTS         WANGER TWENTY       FOREIGN FORTY
                                                                          SUBACCOUNT          SUBACCOUNT(1)       SUBACCOUNT(2)
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................             $      (1,342)       $      (2,874)     $      (1,627)
       Net realized gain (loss)...............................                       382               12,711              7,285
       Net unrealized appreciation (depreciation).............                     9,335               65,825            214,413
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                     8,375               75,662            220,071
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                   131,902              173,164             61,520
       Participant transfers..................................                   245,705              492,271            341,129
       Participant withdrawals................................                   (28,647)             (54,736)           (20,037)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    348,960              610,699            382,612
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   357,334              686,361            602,683
NET ASSETS
       Beginning of period....................................                    53,771                  -                  -
                                                                           -------------        -------------      -------------
       End of period..........................................             $     411,105        $     686,361      $     602,683
                                                                           =============        =============      =============


                                                                                                BANKERS            FEDERATED
                                                                             EAFE                TRUST            U.S. GOV'T
                                                                         EQUITY INDEX            DOW 30           SECURITIES II
                                                                         SUBACCOUNT(3)        SUBACCOUNT(4)       SUBACCOUNT(5)
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................            $        3,309         $          6       $       (144)
       Net realized gain (loss)...............................                     6,860                  -                   (0)
       Net unrealized appreciation (depreciation).............                    18,079                   22                214
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                    28,248                   28                 70
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    25,625                  -                2,203
       Participant transfers..................................                   185,637                5,262             79,165
       Participant withdrawals................................                    (1,781)                  (8)            (1,778)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    209,481                5,254             79,590
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   237,729                5,282             79,660
NET ASSETS
       Beginning of period....................................                       -                    -                  -
                                                                           -------------        -------------      -------------
       End of period..........................................             $     237,729        $       5,282      $      79,660
                                                                           =============        =============      =============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                        FEDERATED
                                                                       HIGH INCOME             JANUS
                                                                       BOND FUND II        EQUITY INCOME        JANUS GROWTH
                                                                       SUBACCOUNT(6)        SUBACCOUNT(7)        SUBACCOUNT(8)
                                                                    -------------------  ---------------------------------------
FROM OPERATIONS
       Net investment income (loss)..........................            $        (287)       $          (1)       $        (16)
       Net realized gain (loss)..............................                      (11)                 -                     0
       Net unrealized appreciation (depreciation)............                    3,106                  209               2,162
                                                                         -------------        -------------        ------------
       Net increase (decrease) resulting from operations.....                    2,808                  208               2,146
                                                                         -------------        -------------        ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits..................................                      298                  -                 2,047
       Participant transfers.................................                  177,083               13,201             175,407
       Participant withdrawals...............................                     (982)                 (11)                (93)
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets resulting
              from participant transactions.................                   176,399               13,190             177,361
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets.................                  179,207               13,398             179,507
NET ASSETS
       Beginning of period...................................                      -                    -                   -
                                                                         -------------        -------------        ------------
       End of period.........................................            $     179,207        $      13,398        $    179,507
                                                                         =============        =============        ============


                                                                           JANUS           MORGAN STANLEY         TECHNOLOGY
                                                                      FLEXIBLE INCOME       FOCUS EQUITY          PORTFOLIO
                                                                       SUBACCOUNT(9)       SUBACCOUNT(10)       SUBACCOUNT(11)
                                                                    -------------------  -------------------  ------------------
FROM OPERATIONS
       Net investment income (loss)...........................           $           8        $         -          $        (12)
       Net realized gain (loss)...............................                      (0)                   1                  (0)
       Net unrealized appreciation (depreciation).............                      (7)                  74               2,402
                                                                         -------------        -------------        ------------
       Net increase (decrease) resulting from operations......                       1                   75               2,390
                                                                         -------------        -------------        ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                     -                    -                   314
       Participant transfers..................................                   4,355                2,045             109,577
       Participant withdrawals................................                     (42)                 (47)               (157)
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    4,313                1,998             109,734
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets..................                   4,314                2,073             112,124
NET ASSETS
       Beginning of period....................................                     -                    -                   -
                                                                         -------------        -------------        ------------
       End of period..........................................           $       4,314        $       2,073        $    112,124
                                                                         =============        =============        ============

Footnotes for Statement of Changes in Net Assets for the period ended December 31, 1999

 (1) From inception February 5, 1999 to December 31, 1999
 (2) From inception February 9, 1999 to December 31, 1999
 (3) From inception July 20, 1999 to December 31, 1999
 (4) From inception December 23, 1999 to December 31, 1999
 (5) From inception August 5, 1999 to December 31, 1999
 (6) From inception August 2, 1999 to December 31, 1999
 (7) From inception December 23, 1999 to December 31, 1999
 (8) From inception December 20, 1999 to December 31, 1999
 (9) From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                        See Notes to Financial Statements


                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                      GOODWIN
                                                                           GOODWIN               ENGEMANN           MULTI-SECTOR
                                                                         MONEY MARKET         CAPITAL GROWTH        FIXED INCOME
                                                                          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    824,758         $  (1,827,316)        $  1,146,732
   Net realized gain (loss).........................................               --            11,282,125              123,712
   Net unrealized appreciation (depreciation).......................               --            63,176,153           (2,089,209)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..          824,758            72,630,962             (818,765)
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       40,115,775            55,187,189            3,021,981
   Participant transfers............................................      (21,256,952)              366,385           (1,554,114)
   Participant withdrawals..........................................       (7,094,597)          (34,006,494)            (891,608)
                                                                         ------------         -------------         ------------
Net increase (decrease) in net assets resulting from participant
      transactions..................................................       11,764,226            21,547,080              576,259
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................       12,588,984            94,178,042             (242,506)
NET ASSETS
   Beginning of period..............................................       16,627,281           236,698,650           16,572,087
                                                                         ------------         -------------         ------------
   End of period....................................................     $ 29,216,265          $330,876,692         $ 16,329,581
                                                                         ============          ============         ============

                                                                           OAKHURST
                                                                           STRATEGIC            ABERDEEN              OAKHURST
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    426,672         $    (425,434)        $    399,184
   Net realized gain (loss).........................................        2,735,092            10,021,994              820,973
   Net unrealized appreciation (depreciation).......................        4,003,067             2,276,436            2,783,483
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..        7,164,831            11,872,996            4,003,640
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,376,125            10,365,754            4,954,718
   Participant transfers............................................         (877,514)             (165,682)             123,719
   Participant withdrawals..........................................       (5,828,250)           (5,751,632)          (2,654,908)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................         (329,639)            4,448,440            2,423,529
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................        6,835,192            16,321,436            6,427,169
NET ASSETS
   Beginning of period..............................................       36,021,558            43,117,732           20,732,083
                                                                         ------------         -------------         ------------
   End of period....................................................     $ 42,856,750         $  59,439,168         $ 27,159,252
                                                                         ============          ============         ============

                                                                         DUFF & PHELPS
                                                                          REAL ESTATE            SENECA               ABERDEEN
                                                                          SECURITIES         STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    167,520         $     (40,390)        $     (3,735)
   Net realized gain (loss).........................................          (21,047)              477,787               13,286
   Net unrealized appreciation (depreciation).......................       (1,192,311)            1,903,438              (44,106)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..       (1,045,838)            2,340,835              (34,555)
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,623,011             1,846,888              497,841
   Participant transfers............................................         (313,564)              103,603              124,820
   Participant withdrawals..........................................         (523,745)             (701,416)            (158,919)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          785,702             1,249,075              463,742
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................         (260,136)            3,589,910              429,187
NET ASSETS
   Beginning of period..............................................        4,145,713             4,471,045            1,049,230
                                                                         ------------         -------------         ------------
   End of period....................................................     $  3,885,577         $   8,060,955         $  1,478,417
                                                                         ============          ============         ============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998
                                                             (CONTINUED)

                                                                           RESEARCH                                    SENECA
                                                                           ENHANCED              ENGEMANN              MID-CAP
                                                                            INDEX               NIFTY FIFTY            GROWTH
                                                                          SUBACCOUNT           SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          -----------          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $    33,983           $    (3,712)         $    (1,501)
   Net realized gain (loss).........................................          533,499                (2,426)              (1,568)
   Net unrealized appreciation (depreciation).......................        1,267,409               252,136              130,212
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,834,891               245,998              127,143
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        2,291,221               526,600              384,143
   Participant transfers............................................        7,258,586             1,045,208              485,598
   Participant withdrawals..........................................         (608,655)              (75,799)             (47,451)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        8,941,152             1,496,009              822,290
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       10,776,043             1,742,007              949,433
NET ASSETS
   Beginning of period..............................................        1,951,008                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $12,727,051           $ 1,742,007          $   949,433
                                                                          ===========           ===========          ===========

                                                                       OAKHURST GROWTH        HOLLISTER VALUE         SCHAFER
                                                                          AND INCOME             EQUITY            MID-CAP VALUE
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)        SUBACCOUNT(1)
                                                                         -------------        -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $     4,862            $      486           $       86
   Net realized gain (loss).........................................              594                (4,166)                  10
   Net unrealized appreciation (depreciation).......................          352,421                75,187              (14,526)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..          357,877                71,507              (14,430)
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          891,760               349,399              538,439
   Participant transfers............................................        2,236,565               431,964              415,611
   Participant withdrawals..........................................         (153,437)              (36,050)             (47,303)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,974,888               745,313              906,747
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................        3,332,765               816,820              892,317
NET ASSETS
   Beginning of period..............................................                0                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $ 3,332,765           $   816,820          $   892,317
                                                                          ===========           ===========          ===========


                                                                            WANGER                WANGER
                                                                             U.S.              INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP               STOCK
                                                                          SUBACCOUNT            SUBACCOUNT          SUBACCOUNT(3)
                                                                          -----------           ----------          -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $  (196,294)          $    19,117          $        (8)
   Net realized gain (loss).........................................        1,128,070                 3,286                  148
   Net unrealized appreciation (depreciation).......................          857,628             1,051,832                  416
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,789,404             1,074,235                  556
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        9,117,666             3,222,916                1,490
   Participant transfers............................................        6,575,005             1,456,920               25,903
   Participant withdrawals..........................................       (2,592,905)           (1,076,075)                (557)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       13,099,766             3,603,761               26,836
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       14,889,170             4,677,996               27,392
NET ASSETS
   Beginning of period..............................................       16,347,497             6,533,872                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $31,236,667           $11,211,868          $    27,392
                                                                          ===========           ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998
                                                             (CONTINUED)

                                                                           TEMPLETON             TEMPLETON
                                                                        ASSET ALLOCATION       INTERNATIONAL
                                                                          SUBACCOUNT(3)        SUBACCOUNT(4)
                                                                          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $        (9)          $       (31)
   Net realized gain (loss).........................................              (12)                  862
   Net unrealized appreciation (depreciation).......................              367                 1,246
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from operations..              346                 2,077
                                                                          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            2,271                 4,687
   Participant transfers............................................           35,556                47,443
   Participant withdrawals..........................................             (614)                 (739)
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           37,213                51,391
                                                                          -----------           -----------
   Net increase (decrease) in net assets............................           37,559                53,468
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                          -----------           -----------
   End of period....................................................      $    37,559           $    53,468
                                                                          ===========           ===========


                                                                           TEMPLETON
                                                                           DEVELOPING          MUTUAL SHARES
                                                                            MARKETS             INVESTMENTS
                                                                         SUBACCOUNT(5)         SUBACCOUNT(6)
                                                                         -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $        (5)          $       (33)
   Net realized gain (loss).........................................            1,117                    59
   Net unrealized appreciation (depreciation).......................               56                   600
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from operations..            1,168                   626
                                                                          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            1,665                 4,558
   Participant transfers............................................            7,864                53,136
   Participant withdrawals..........................................              (32)               (4,549)
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................            9,497                53,145
                                                                          -----------           -----------
   Net increase (decrease) in net assets............................           10,665                53,771
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                          -----------           -----------
   End of period....................................................      $    10,665           $    53,771
                                                                          ===========           ===========

(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                        See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is offered as Flex Edge, Flex Edge Success and Phoenix Individual Edge(SM) for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The Account was established January 1, 1987 and currently consists of 34 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust, the Templeton Variable Products Series Fund, BT Insurance Funds Trust, Federated Insurance Series, and Morgan Stanley Dean Witter Universal Funds, Inc. (the "Funds"). As of December 31, 1999, 33 of the available 34 Subaccounts were invested in a corresponding series.

   Each Series has distinct investment objectives. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Stock Fund is a capital growth common stock fund. The Templeton Asset Allocation Fund invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return. The Templeton International Fund invests in stocks and debt obligations of companies and governments outside the United States. The Templeton Developing Markets Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Investments Fund is a capital appreciation fund with income as a secondary objective. The Wanger Twenty Series invests in growth common stock of U.S. companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 20 to 25 U.S. companies. The Wanger Foreign Forty Series invests in equity securities of foreign companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 40 to 60 companies in the developed markets. The EAFE(R) Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index, by investing in a statistically selected sample of the securities found in the matching fund. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses. The Federated Fund for U.S. Government Securities II Series seeks high current income by investing in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Federated High Income Bond Fund II Series seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds. The Phoenix-Janus Equity Income Series seeks current income and long-term capital growth. The Phoenix-Janus Growth Series seeks long-term capital growth, consistent with the preservation of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing in equity securities. The Technology Portfolio seeks long-term capital appreciation by investing in equity securities involved with technology and technology-related industries. The Phoenix-Federated U.S. Government Bond Series seeks to maximize total return by investing in debt obligations of the U.S. Government, its agencies and instrumentalities. Policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

    E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   F. RECLASSIFICATION: Certain prior year amounts have been reclassified to conform with the current year presentation.

   G. NEW POLICY: The Phoenix Individual Edge(SM) policy for individual variable life insurance became available on September 29, 1999.


                                          PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
    Purchases and sales of shares of the Funds for the period ended December 31, 1999 aggregated the following:
SUBACCOUNT                                                                                 PURCHASES                SALES
----------                                                                                 ---------                -----
The Phoenix Edge Series Fund:
       Goodwin Money Market.............................................                   $33,495,067           $26,555,874
       Engemann Capital Growth .........................................                    74,033,835            24,111,273
       Goodwin Multi-Sector Fixed Income ...............................                     5,868,418             3,244,388
       Oakhurst Strategic Allocation ...................................                     9,076,076             3,897,253
       Aberdeen International ..........................................                    18,752,892             8,032,462
       Oakhurst Balanced ...............................................                     6,346,417             3,363,406
       Duff & Phelps Real Estate Securities ............................                     1,330,693             1,163,730
       Seneca Strategic Theme ..........................................                    12,653,974               785,927
       Aberdeen New Asia ...............................................                     1,134,066               429,531
       Research Enhanced Index .........................................                    15,082,056             1,736,738
       Engemann Nifty Fifty ............................................                     5,731,136               289,707
       Seneca Mid-Cap Growth ...........................................                     1,649,525               317,823
       Oakhurst Growth and Income ......................................                     6,420,518               659,216
       Hollister Value Equity ..........................................                     1,748,541               249,747
       Schafer Mid-Cap Value ...........................................                     1,411,397               646,140
Wanger Advisors Trust:
       Wanger U.S. Small Cap ...........................................                    10,400,568             4,901,698
       Wanger International Small Cap ..................................                     4,742,166             1,836,452
Templeton Variable Products Series Fund:
       Templeton Stock .................................................                       351,351               124,342
       Templeton Asset Allocation ......................................                       271,700                46,422
       Templeton International .........................................                     2,054,415               982,343
       Templeton Developing Markets ....................................                       808,607               171,019
       Mutual Shares Investments .......................................                       393,638                45,785
Wanger Advisors Trust:
       Wanger Twenty ...................................................                       889,150               280,909
       Wanger Foreign Forty ............................................                       432,653                51,333
BT Insurance Funds Trust:
       EAFE Equity Index ...............................................                       222,009                 2,217
The Phoenix Edge Series Fund:
       Bankers Trust Dow 30.............................................                         5,260                   -
Federated Insurance Series:
       Federated U.S. Gov't Securities II ..............................                        80,752                 1,255
       Federated High Income Bond Fund II ..............................                       177,166                   935
The Phoenix Edge Series Fund:
       Janus Equity Income .............................................                        13,190                   -
       Janus Growth ....................................................                       177,370                     9
       Janus Flexible Income ...........................................                         4,363                    41
       Morgan Stanley Focus Equity......................................                         2,045                    47
Morgan Stanley Dean Witter Universal Funds, Inc.:
       Technology Portfolio ............................................                       109,761                    27


                                         PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 1999 (IN UNITS)
                                                             SUBACCOUNT
                         -----------------------------------------------------------------------------------------------------------
FLEX EDGE, FLEX EDGE      GOODWIN     ENGEMANN    GOODWIN     OAKHURST                            DUFF & PHELPS  SENECA
SUCCESS & PHOENIX          MONEY       CAPITAL  MULTI-SECTOR  STRATEGIC    ABERDEEN     OAKHURST   REAL ESTATE  STRATEGIC  ABERDEEN
INDIVIDUAL EDGE            MARKET      GROWTH   FIXED INCOME ALLOCATION  INTERNATIONAL  BALANCED   SECURITIES     THEME    NEW ASIA
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period      18,764,711  58,070,016    7,146,215  12,360,921    24,601,859 12,394,644    2,939,763  4,370,324 2,170,887
Participant deposits     27,953,338   8,920,090    1,344,384   1,568,311     3,334,503  1,708,170      841,453  1,567,951   584,634
Participant transfers   (20,200,183)    312,980        3,872     142,045      (839,990)   466,023     (601,799) 3,457,469   474,138
Participant withdrawals  (4,552,133) (6,342,974)    (780,831) (1,128,849)   (2,330,455)(1,486,306)    (272,453)  (688,258) (200,630)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                21,965,733  60,960,112   7,713,640   12,942,428    24,765,917 13,082,531    2,906,964  8,707,486 3,029,029
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                          GOODWIN     ENGEMANN    GOODWIN     OAKHURST                            DUFF & PHELPS  SENECA
                           MONEY       CAPITAL  MULTI-SECTOR  STRATEGIC    ABERDEEN     OAKHURST   REAL ESTATE  STRATEGIC  ABERDEEN
JOINT EDGE                 MARKET      GROWTH   FIXED INCOME ALLOCATION  INTERNATIONAL  BALANCED   SECURITIES     THEME    NEW ASIA
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period         681,030   2,968,505      318,985     493,297     1,259,824    571,300      206,022    459,009   156,871
Participant deposits      1,912,344     775,545       87,126     117,706       293,147    129,765       86,734    172,388    62,272
Participant transfers    (1,105,218)     74,557       (6,514)    (11,425)       (9,104)   (84,914)     (22,474)   185,351    (6,604)
Participant withdrawals    (316,180)   (476,097)     (53,999)    (68,444)     (171,042)   (60,107)     (47,675)  (106,493)  (29,525)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                 1,171,976   3,342,510      345,598     531,134     1,372,825    556,044      222,607    710,255   183,014
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                 WANGER
FLEX EDGE, FLEX EDGE      RESEARCH    ENGEMANN     SENECA     OAKHURST     HOLLISTER     SCHAFER                 INTER-
SUCCESS & PHOENIX         ENHANCED     NIFTY       MID-CAP   GROWTH AND      VALUE       MID-CAP   WANGER U.S.  NATIONAL  TEMPLETON
INDIVIDUAL EDGE            INDEX       FIFTY       GROWTH      INCOME        EQUITY       VALUE     SMALL CAP   SMALL CAP   STOCK
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period       8,854,127   1,338,048      739,501   2,624,544       694,612    973,879   20,637,042  9,044,236    27,527
Participant deposits      2,964,456   1,068,340      406,906   1,746,319       433,099    491,001    4,520,028  2,098,693   162,970
Participant transfers     6,184,903   3,105,959      700,507   3,149,035       843,409    456,676     (614,474)   212,261   104,654
Participant withdrawals  (1,474,710)   (425,892)    (122,229)   (678,841)     (144,810)  (125,623)  (2,455,459)  (935,725)  (62,981)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                16,528,776   5,086,455    1,724,685   6,841,057     1,826,310  1,795,933   22,087,137 10,419,465   232,170
                         ==========  ========== ============ =========== ============= ========== ============ ========== =========


                                                                                                                 WANGER
                          RESEARCH    ENGEMANN     SENECA     OAKHURST     HOLLISTER     SCHAFER                  INTER-
                          ENHANCED     NIFTY       MID-CAP   GROWTH AND      VALUE       MID-CAP    WANGER U.S.  NATIONAL  TEMPLETON
JOINT EDGE                INDEX        FIFTY       GROWTH      INCOME        EQUITY       VALUE      SMALL CAP   SMALL CAP   STOCK
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period         287,730      50,544       62,386     160,364        53,394     39,582    1,090,407    631,151         7
Participant deposits        202,209      73,307       44,243     173,719        45,265     53,636      446,923    212,857     2,773
Participant transfers       219,285     194,347       33,474     173,119        35,912     49,425      (24,997)    71,943       500
Participant withdrawals     (95,971)    (50,774)     (20,051)    (76,304)      (22,963)   (23,116)    (203,150)  (101,647)     (598)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                   613,253     267,424      120,052     430,898       111,608    119,527    1,309,183    814,304     2,682
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                          FEDERATED
FLEX EDGE, FLEX EDGE     TEMPLETON    TEMPLETON  TEMPLETON     MUTUAL                   WANGER                  BANKERS   U.S. GOV'T
SUCCESS & PHOENIX          ASSET       INTER-    DEVELOPING    SHARES       WANGER      FOREIGN    EAFE EQUITY   TRUST    SECURITIES
INDIVIDUAL EDGE          ALLOCATION   NATIONAL     MARKETS   INVESTMENTS    TWENTY       FORTY        INDEX      DOW 30      II
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period          37,125      48,772        9,999      54,032           -          -            -          -         -
Participant deposits         54,848     159,501       99,633     123,591       135,991     42,695       23,991        -       2,031
Participant transfers       162,049     831,226      389,495     224,829       374,340    287,804      166,371      5,249    76,174
Participant withdrawals     (20,462)    (65,860)     (40,038)    (28,918)      (33,888)   (17,034)      (1,552)        (8)   (1,714)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                   233,560     973,639      459,089     373,534       476,443    313,465      188,810      5,241    76,491
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                          FEDERATED
                         TEMPLETON    TEMPLETON  TEMPLETON     MUTUAL                   WANGER                  BANKERS   U.S. GOV'T
                           ASSET       INTER-    DEVELOPING    SHARES       WANGER      FOREIGN    EAFE EQUITY   TRUST    SECURITIES
JOINT EDGE               ALLOCATION   NATIONAL     MARKETS   INVESTMENTS    TWENTY       FORTY        INDEX      DOW 30      II
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period             104       2,643           75         -             -          -            -          -         -
Participant deposits          2,163       8,500        1,927       1,233         4,104        166          692        -         135
Participant transfers           476      17,758       21,497       6,716        24,814      4,134       11,598        -       2,188
Participant withdrawals        (641)     (3,051)      (7,712)       (509)       (9,291)      (363)        (108)       -         (37)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                     2,102      25,850       15,787       7,440        19,627      3,937       12,182        -       2,286
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========

                         FEDERATED
                           HIGH
FLEX EDGE, FLEX EDGE       INCOME      JANUS                   JANUS       MORGAN
SUCCESS & PHOENIX          BOND        EQUITY      JANUS      FLEXIBLE     STANLEY     TECHNOLOGY
INDIVIDUAL EDGE           FUND II      INCOME      GROWTH      INCOME    FOCUS EQUITY  PORTFOLIO
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding,              -           -            -           -             -          -
beginning of period
Participant deposits            302         -          1,976         -             -          300
Participant transfers       180,481      12,460      169,757       4,354         2,046     84,516
Participant withdrawals        (995)        (11)        (130)        (42)          (46)      (124)
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding, end      179,788      12,449      171,603       4,312         2,000     84,692
of period                ==========  ========== ============ =========== ============= ==========


                         FEDERATED
                           HIGH
                          INCOME       JANUS                   JANUS       MORGAN
                           BOND        EQUITY      JANUS      FLEXIBLE     STANLEY     TECHNOLOGY
JOINT EDGE                FUND II      INCOME      GROWTH      INCOME    FOCUS EQUITY  PORTFOLIO
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding,
beginning of period             -           -            -           -             -          -
Participant deposits            -           -            -           -             -          -
Participant transfers           -           755          -           -             -       19,693
Participant withdrawals         -           -            568         -             -          (25)
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding, end
of period                       -           755          568         -             -       19,668
                         ==========  ========== ============ =========== ============= ==========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--POLICY LOANS

   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of the policy value reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/2% in policy years 16 and thereafter for Flex Edge Success policies], [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/4% in policy years 16 and thereafter for Phoenix Individual Edge(SM)] and [8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge and Joint Edge policies] and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge Success and Phoenix Individual Edge(SM) policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $36,655,692 during the year ended December 31, 1999. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.

   PEPCO is the principal underwriter and distributor of the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success and Phoenix Individual Edge(SM), the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 7--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO] PRICEWATERHOUSECOOPERS

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Goodwin Money Market, Engemann Capital Growth, Goodwin Multi-Sector Fixed Income, Oakhurst Strategic Allocation, Aberdeen International, Oakhurst Balanced, Duff & Phelps Real Estate Securities, Seneca Strategic Theme, Aberdeen New Asia, Research Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Oakhurst Growth and Income, Hollister Value Equity, Schafer Mid-Cap Value, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton Stock, Templeton Asset Allocation, Templeton International, Templeton Developing Markets, Mutual Shares Investments, Wanger Twenty, Wanger Foreign Forty, EAFE Equity Index, Bankers Trust Dow 30, Federated U.S. Government Securities II, Federated High Income Bond Fund II, Janus Equity Income, Janus Growth, Janus Flexible Income, Morgan Stanley Focus Equity and Technology Portfolio (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.


/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
March 10, 2000

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103


----------------------------

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ........................................52

Consolidated Balance Sheet at December 31, 1999 and 1998..................53

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1999, 1998 and 1997 ....................54

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1999, 1998 and 1997 ........................................55

Notes to Consolidated Financial Statements ............................56-92

[LOGO] PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860)241 7000
                                                    Facsimile (860)241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As indicated in Note 20, the Company has revised the accounting for venture capital partnerships.


/S/PricewaterhouseCoopers LLP

February 15, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                       1999               1998
                                                                                             (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                          $        1,990,169  $       1,725,439
Available-for-sale debt securities, at fair value                                     5,506,779          5,987,426
Equity securities, at fair value                                                        461,613            301,649
Mortgage loans                                                                          716,831            797,343
Real estate                                                                              92,027             91,975
Policy loans                                                                          2,042,557          2,008,259
Venture capital partnerships                                                            338,122            191,162
Other invested assets                                                                   300,474            232,131
Short-term investments                                                                  133,367            185,983
                                                                             ------------------- -----------------
Total investments                                                                    11,581,939         11,521,367

Cash and cash equivalents                                                               187,610            115,187
Accrued investment income                                                               174,894            164,812
Deferred policy acquisition costs                                                     1,306,728          1,049,934
Premiums, accounts and notes receivable                                                 119,231             61,489
Reinsurance recoverables                                                                 18,772             18,908
Property and equipment, net                                                             137,758            142,153
Goodwill and other intangible assets, net                                               593,267            477,895
Net assets of discontinued operations (Note 11)                                         187,595            283,793
Other assets                                                                             51,434             36,940
Separate account assets                                                               5,923,888          4,798,949
                                                                             ------------------  -----------------
Total assets                                                                 $       20,283,116  $      18,671,427
                                                                             ==================  =================


LIABILITIES

Policy liabilities and accruals                                              $       11,438,032  $      11,110,280
Notes payable                                                                           499,392            386,575
Deferred income taxes                                                                    86,262            116,104
Other liabilities                                                                       474,179            430,956
Separate account liabilities                                                          5,923,888          4,798,949
                                                                             ------------------- -----------------
Total liabilities                                                                    18,421,753         16,842,864
                                                                             ------------------- -----------------

Contingent liabilities (Note 18)

MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES                                                           100,112             92,008
                                                                             ------------------- -----------------

EQUITY
Retained earnings                                                                     1,731,146          1,642,264
Accumulated other comprehensive income                                                   30,105             94,291
                                                                             ------------------- -----------------
Total equity                                                                          1,761,251          1,736,555

                                                                             ------------------- -----------------
Total liabilities and equity                                                 $       20,283,116  $      18,671,427
                                                                             =================== =================

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                         1999             1998             1997
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                             $   1,134,207   $    1,154,730   $  1,076,157
Insurance and investment product fees                                      591,786          493,415        367,540
Net investment income                                                      950,344          851,603        714,367
Net realized investment gains                                               35,675           58,202        111,043
                                                                     --------------  ---------------  ------------
 Total revenues                                                          2,712,012        2,557,950      2,269,107
                                                                     --------------  ---------------  ------------

BENEFITS AND EXPENSES
Policy benefits and increase in policy liabilities                       1,352,419        1,403,166      1,201,929
Policyholder dividends                                                     360,509          351,653        343,611
Amortization of deferred policy acquisition costs                          146,603          137,663        102,617
Amortization of goodwill and other intangible assets                        37,963           23,126          9,366
Interest expense                                                            32,659           25,911         24,300
Other operating expenses                                                   520,603          428,756        367,016
                                                                     --------------  ---------------  ------------
 Total benefits and expenses                                             2,450,756        2,370,275      2,048,839
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST                                 261,256          187,675        220,268
Income taxes                                                               107,881           65,046         47,241
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST                                                  153,375          122,629        173,027

Minority interest in net income of consolidated subsidiaries                10,064           10,512         10,623
                                                                     --------------  ---------------  ------------

NET INCOME FROM CONTINUING OPERATIONS                                      143,311          112,117        162,404

DISCONTINUED OPERATIONS (NOTE 11)
Gain from operations, net of income taxes                                   17,555           25,012          7,248
Loss on disposal, net of income taxes                                      (71,984)
                                                                     --------------  ---------------  ------------
NET INCOME                                                                  88,882          137,129        169,652
                                                                     --------------  ---------------  ------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                    (61,246)         (46,967)        98,287
Reclassification adjustment for net realized gains
 included in net income                                                     (1,452)         (12,980)       (30,213)
Minimum pension liability adjustment                                        (1,488)          (1,526)        (2,101)
                                                                     --------------  ---------------  ------------
 Total other comprehensive (loss) income                                   (64,186)         (61,473)        65,973
                                                                     --------------  ---------------  ------------

COMPREHENSIVE INCOME                                                        24,696           75,656        235,625
                                                                     --------------  ---------------  ------------
EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 20)                           1,736,555        1,660,899      1,425,274
                                                                     --------------  ---------------  ------------
EQUITY, END OF YEAR                                                  $   1,761,251   $    1,736,555   $  1,660,899
                                                                     ==============  ==============   =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                         1999          1998           1997
                                                                                   (IN THOUSANDS)
CASH FLOW FROM CONTINUING OPERATIONS ACTIVITIES
 Net income from continuing operations                               $   143,311   $    112,117   $    162,404
 Net (loss) income from discontinued operations                          (54,429)        25,012          7,248

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY CONTINUING OPERATIONS:
 Net realized investment gains                                           (35,675)       (58,202)      (111,465)
 Amortization and depreciation                                            69,367         51,076         61,876
 Equity in undistributed earnings of affiliates and partnerships        (138,215)       (44,119)       (38,588)
 Deferred income taxes (benefit)                                         (14,102)           398         25,298
 (Increase) in receivables                                               (67,688)       (23,846)       (46,178)
 Increase (decrease) in deferred policy acquisition costs                  3,493        (26,945)       (44,406)
 Increase in policy liabilities and accruals                             329,660        368,528        494,462
 Increase in other assets/other liabilities, net                          53,901         58,795         54,230
 Other, net                                                                2,752          1,660          7,752
                                                                     -----------   ------------   ------------
  Net cash provided by operating activities of continuing operations     346,804        439,462        565,385
  Net cash (used for) provided by operating activities of
discontinued operations                                                 (105,537)       104,512         88,907
                                                                     -----------   ------------   ------------

CASH FLOW FROM INVESTING ACTIVITIES OF CONTINUING OPERATIONS
 Proceeds from sales, maturities or repayments
  of available-for-sale debt securities                                 1,702,889      1,322,381      1,082,132
 Proceeds from maturities or repayments of held-to-maturity debt
  securities                                                              186,710        267,746        200,946
 Proceeds from disposals of equity securities                             163,530         45,204         51,373
 Proceeds from mortgage loan maturities or repayments                     124,864        200,419        164,213
 Proceeds from sale of real estate and other invested assets               37,952        439,917        213,224
 Proceeds from distributions of venture capital partnerships               26,730         18,550          5,650
 Proceeds from sale of subsidiaries and affiliates                         15,000         16,300
 Purchase of available-for-sale debt securities                        (1,672,705)    (2,400,058)    (1,547,855)
 Purchase of held-to-maturity debt securities                            (427,472)      (585,370)      (183,371)
 Purchase of equity securities                                           (162,391)       (85,002)       (88,573)
 Purchase of subsidiaries                                                (187,621)        (6,647)      (246,400)
 Purchase of mortgage loans                                               (25,268)       (75,974)      (140,831)
 Purchase of real estate and other invested assets                        (71,407)      (134,224)       (50,599)
 Purchase of venture capital partnerships                                (108,461)       (67,200)       (39,994)
 Change in short term investments, net                                     52,616        855,117         23,135
 Increase in policy loans                                                 (34,298)       (21,532)       (59,699)
 Capital expenditures                                                     (20,505)       (25,052)       (44,380)
 Other investing activities, net                                            1,697         (6,540         (1,750)
                                                                    ------------- -------------- --------------
  Net cash used for investing activities of continuing operations        (398,140)      (241,965)      (662,779)
  Net cash provided by (used for) investing activities of
discontinued
   operations                                                             157,267       (101,532)       (93,239)
                                                                    ------------- -------------- --------------
CASH FLOW FROM FINANCING ACTIVITIES OF CONTINUING OPERATIONS
 Withdrawals of contractholder deposit funds,
  net of deposits and interest credited                                    (1,908)       (11,124)       (17,902)
 Proceeds from repayment of securities sold
  subject to repurchase agreements                                         28,398       (137,473)       137,473
 Proceeds from borrowings                                                 124,500            136        215,359
 Repayment of borrowings                                                  (11,683)       (55,589)      (243,293)
 Dividends paid to minority shareholders in consolidated                   (4,240)        (4,938)        (6,895)
 Other financing activities                                                  (361)        (5,664)        (1,250)
                                                                     ------------- -------------- --------------
  Net cash provided by (used for) financing activities of continuing
   operations                                                             134,706       (214,652)        83,492
  Net cash (used for) provided by financing activities of discontinued
   operations                                                             (62,677)        (7,739)         4,489
                                                                     ------------- -------------- --------------
NET CHANGE IN CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS           83,370        (17,155)       (13,902)
NET CHANGE IN CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS        (10,947)        (4,759)           157
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              115,187        137,101        150,846
                                                                     ------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                               $    187,610  $    115,187   $     137,101
                                                                     ============= ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net                                             $   106,372   $     44,508   $     76,167
  Interest paid on indebtedness                                      $    34,791   $     32,834   $     32,300

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are distributed among three reportable segments: Individual, Investment Management and Corporate & Other. See Note 10 - "Segment Information."

    Additionally, in 1999, Phoenix discontinued the operations of four of its business units: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management
    Operations and the Group Insurance Operations. See Note 11 -
    "Discontinued Operations."


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Amounts for 1998 and 1997 have been retroactively restated to account for income from venture capital partnership investments and leveraged lease investments. See Note 20 - "Prior Period Adjustments" for venture capital investment and leveraged lease investment information. Certain reclassifications have been made to the 1998 and 1997 amounts to conform with the 1999 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

    Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are generally valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. Some general partners will discount the fair value of private investments held to reflect these restrictions. These valuations subject the earnings to volatility. Beginning in 1999, Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Prior to 1999, these amounts were not recorded. Prior years have been restated to reflect this change. See Note 20
    - "Prior Period Adjustments" for additional information on venture capital partnership investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

    Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

    Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life insurance policies, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over their estimated lives. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June, 1999, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133". Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

    Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

    Phoenix adopted SFAS No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the " industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, " Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions". The new statement revises and standardizes

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of Phoenix.

    On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expenses as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

    DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units; the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 11 - "Discontinued Operations."

    PFG HOLDINGS, INC.

    On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition Phoenix has an option to purchase all the outstanding common stock during year six at a value to 80% of the appraised value of the common stock at that time. As of the statement date this option had not been executed. Since the investment represents a majority interest Phoenix has consolidated this entity for GAAP as if the preferred stock had been converted and established a minority interest for outside shareholders. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

    PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

    AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EMPRENDIMIENTO COMPARTIDO, S.A., (EMCO)

    At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased
    13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

    In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

    On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

    After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

    PHOENIX NEW ENGLAND TRUST

    On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

    LOMBARD INTERNATIONAL ASSURANCE, S.A.

    On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in eight European countries. This investment is classified as equity securities in the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 1, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The Zweig Group managed approximately $3.3 billion of assets as of December 31,1999.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    ABERDEEN ASSET MANAGEMENT PLC

    On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

    As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

    DIVIDEND SCALE REDUCTION

    In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October of 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                          GROSS           GROSS
                                                       AMORTIZED       UNREALIZED      UNREALIZED          FAIR
                                                          COST            GAINS          LOSSES           VALUE
                                                                             (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $       27,595    $        416    $     (1,033)  $      26,978
    Foreign government bonds                                  3,032                            (796)          2,236
    Corporate securities                                  1,776,174          12,945         (95,707)      1,693,412
    Mortgage-backed and asset-backed
     securities                                             285,387           1,361         (19,166)        267,582
                                                     ---------------  --------------  --------------  --------------

     Total held-to-maturity securities                    2,092,188          14,722        (116,702)      1,990,208
     Less: held-to-maturity securities of
      discontinued operations                               102,019             736          (5,835)         96,920
                                                     ---------------  --------------  --------------  --------------
     Total held-to-maturity securities of
      continuing operations                               1,990,169          13,986        (110,867)      1,893,288
                                                     ---------------  --------------  --------------  --------------
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        283,697           1,955          (6,537)        279,115
    State and political subdivision bonds                   495,860           4,765         (21,751)        478,874
    Foreign government bonds                                273,868          23,700          (3,990)        293,578
    Corporate securities                                  2,353,228          18,578        (102,773)      2,269,033
    Mortgage-backed and asset-backed
     securities                                           2,977,136          17,916        (103,264)      2,891,788
                                                     ---------------  --------------  --------------  --------------

     Total available-for-sale securities                  6,383,789          66,914        (238,315)      6,212,388
     Less: available-for-sale securities of
      discontinued operations                               725,077           7,600         (27,068)        705,609
                                                     ---------------  --------------  --------------  --------------
     Total available-for-sale securities of
      continuing operations                               5,658,712          59,314        (211,247)      5,506,779
                                                     ---------------  --------------  --------------  --------------

     TOTAL DEBT SECURITIES OF CONTINUING
     OPERATIONS                                      $    7,648,881   $      73,300    $   (322,114)  $   7,400,067
                                                     ==============   ==============   =============  =============
    EQUITY SECURITIES                                $      311,100   $     176,593    $    (24,211)  $     463,482
     Less: equity securities of discontinued
      operations                                              1,869                                           1,869
                                                     ---------------  --------------  --------------  --------------
     TOTAL EQUITY SECURITIES OF CONTINUING
      OPERATIONS                                     $      309,231   $     176,593    $    (24,211)  $     461,613
                                                     ==============   ==============   =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                           GROSS          GROSS
                                                         AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                           COST            GAINS         LOSSES           VALUE
                                                                              (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds              $       10,562   $        643   $        (78)  $      11,127
    Foreign government bonds                                    3,036                          (743)          2,293
    Corporate securities                                    1,695,789         98,896        (13,823)      1,780,862
    Mortgage-backed and asset-backed
     securities                                               172,300          6,201            (12)        178,489
                                                       --------------- -------------- --------------  --------------

      Total held-to-maturity securities                     1,881,687        105,740        (14,656)      1,972,771
      Less: held-to-maturity securities of
       discontinued operations                                156,248          8,776         (1,216)        163,808
                                                       --------------- -------------- --------------  --------------
      Total held-to-maturity securities of
       continuing operations                                1,725,439         96,964        (13,440)      1,808,963
                                                       --------------- -------------- --------------  --------------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                          497,089         34,454           (422)        531,121
    State and political subdivision bonds                     529,977         43,622           (104)        573,495
    Foreign government bonds                                  293,968         28,814        (18,691)        304,091
    Corporate securities                                    1,993,720        110,525        (36,656)      2,067,589
    Mortgage-backed and asset-backed
     securities                                             3,121,690        110,172        (14,618)      3,217,244
                                                       --------------- -------------- --------------  --------------

      Total available-for-sale securities                   6,436,444        327,587        (70,491)      6,693,540
      Less: available-for-sale securities of
       discontinued operations                                678,992         34,558         (7,436)        706,114
                                                       --------------- -------------- --------------  --------------
      Total available-for-sale securities of
       continuing operations                                5,757,452        293,029        (63,055)      5,987,426
                                                       --------------- -------------- --------------  --------------

      TOTAL DEBT SECURITIES OF CONTINUING
       OPERATIONS                                         $ 7,482,891  $     389,993   $    (76,495)  $   7,796,389
                                                       ==============  =============   ============   =============

    EQUITY SECURITIES                                  $      223,915  $     102,018   $    (21,388)  $     304,545
      Less: equity securities of discontinued
       operations                                               2,896                                         2,896
                                                       --------------- -------------- --------------  --------------
      TOTAL EQUITY SECURITIES OF CONTINUING
       OPERATIONS                                      $      221,019  $     102,018   $    (21,388)  $     301,649
                                                       ==============  =============   ============   =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $19.6 million and $59.1 million, for the years ended December 31, 1999, 1998 and 1997, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. The related realized losses, net of the sales, were $0.2 million, $0.8 million and $10.1 million in 1999, 1998 and 1997, respectively.

    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                          HELD-TO-MATURITY                AVAILABLE-FOR-SALE
                                                     AMORTIZED          FAIR           AMORTIZED          FAIR
                                                        COST           VALUE             COST             VALUE
                                                                            (IN THOUSANDS)

    Due in one year or less                        $      118,171  $      116,992    $       43,180    $     43,483
    Due after one year through five years                 583,115         564,215           534,417         532,676
    Due after five years through ten years                587,568         566,505         1,146,805       1,104,661
    Due after ten years                                   517,946         474,913         1,682,250       1,639,771
    Mortgage-backed and
     asset-backed securities                              285,388         267,583         2,977,137       2,891,797
                                                   --------------- ---------------  ----------------  --------------

    Total                                          $    2,092,188  $    1,990,208    $    6,383,789    $  6,212,388
    Less: securities of discontinued
     operations                                           102,019          96,920           725,077         705,609
                                                   --------------- ---------------  ----------------  --------------
    Total securities of continuing                 $    1,990,169  $    1,893,288    $    5,658,712    $  5,506,779
     operations                                    =============== ===============  ================  ==============



    Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                         DECEMBER 31,
                                                                                 1999                 1998
                                                                                        (IN THOUSANDS)

    Planned amortization class                                              $      168,027     $            433,668
    Asset-backed                                                                   956,892                  910,594
    Mezzanine                                                                      194,849                  280,162
    Commercial                                                                     735,238                  641,485
    Sequential pay                                                               1,039,001                  982,576
    Pass through                                                                    77,154                  119,065
    Other                                                                            6,014                   21,994
                                                                            ---------------    ---------------------

    Total mortgage-backed and asset-backed securities                       $    3,177,175     $          3,389,544
                                                                            ===============    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                             MORTGAGE LOANS                              REAL ESTATE
                                              DECEMBER 31,                               DECEMBER 31,
                                        1999                 1998                 1999                 1998
                                             (IN THOUSANDS)                             (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings             $         183,912      $        221,244     $         30,545    $         38,343
    Retail                                 208,606               203,927               14,111              36,858
    Apartment buildings                    252,947               261,894               41,744              21,553
    Industrial buildings                    82,699               121,789                                    1,600
    Other                                    2,950                19,089                8,859                  32
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  =================

    GEOGRAPHIC REGION:
    Northeast                    $         149,336      $        169,368     $         59,582    $         47,709
    Southeast                              198,604               213,916                   32                  32
    North central                          164,150               176,683                  744              11,453
    South central                          105,062                98,956               21,232              22,649
    West                                   113,962               169,020               13,669              16,543
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  ==================

    At December 31, 1999, scheduled mortgage loan maturities were as follows:
    2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million; 2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $2.3 million of its mortgage loans during 1999 and 1998, respectively, based on terms which differed from those granted to new borrowers.

    The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 1998 is $6.0 million and $17.2 million, respectively. There are valuation allowances of $5.4 million and $14.7 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                    BALANCE AT                                                      BALANCE AT
                                    JANUARY 1,            ADDITIONS           DEDUCTIONS           DECEMBER 31,
                                                                  (IN THOUSANDS)
    1999
    Mortgage loans               $         30,600     $          9,697    $         (26,014)    $          14,283
    Real estate                             6,411                  183               (3,362)                3,232
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         37,011     $          9,880    $         (29,376)    $          17,515
                                 ==================   ==================  ===================   ===================

    1998
    Mortgage loans               $         35,800     $         50,603    $         (55,803)    $          30,600
    Real estate                            28,501                5,108              (27,198)                6,411
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         64,301     $         55,711    $         (83,001)    $          37,011
                                 ==================   ==================  ===================   ===================

    1997
    Mortgage loans               $         48,399     $          6,731    $         (19,330)    $          35,800
    Real estate                            47,509                4,201              (23,209)               28,501
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         95,908     $         10,932    $         (42,539)    $          64,301
                                 ==================   ==================  ===================   ===================

    NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of non-income producing mortgage loans were $0.0 million and $15.6 million at December 31, 1999 and 1998, respectively. The net carrying value of non-income producing bonds were $0.0 million and $22.3 at December 31, 1999 and 1998, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DERIVATIVE INSTRUMENTS

    Derivative instruments at December 31, are summarized below:

                                                               1999                            1998
                                                                         ($ IN THOUSANDS )

    Swaptions:
      Notional amount                                $             1,600,000
      Weighted average strike rate                                     5.02%
      Index rate (1)                                              10 Yr. CMS
      Fair value                                     $               (8,200)

    Interest rate floors:
      Notional amount                                $             1,210,000             $        570,000
      Weighted average strike rate                                     4.57%                        4.59%
      Index rate (1)                                        2-10 Yr. CMT/CMS                 5-10 Yr. CMT
      Fair value                                     $               (7,542)             $          1,423

    Interest rate swaps:
      Notional amount                                $               474,037             $        424,573
      Weighted average received rate                                   6.33%                        6.27%
      Weighted average paid rate                                       6.09%                        5.82%
      Fair value                                     $                 1,476             $         10,989

    Foreign currency swaps:
      Notional amount                                $                 8,074
      Weighted average received rate                                  12.04%
      Weighted average paid rate                                      10.00%
      Fair value                                     $                   213

    Interest rate caps:
      Notional amount                                $                50,000             $         50,000
      Weighted average strike rate                                     7.95%                        7.95%
      Index rate (1)                                              10 Yr. CMT                   10 Yr. CMT
      Fair value                                     $                   842             $           (96)

    (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

    The increase in net investment income related to interest rate swap contracts was $1.0 million and $2.1 million for the years ended December 31, 1999 and 1998, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $2.3 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

    Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

    VENTURE CAPITAL PARTNERSHIPS

    Phoenix invests in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

    Phoenix records its equity in the earnings of the partnerships in net investment income.

    The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          1998          1997
                                                                                       (IN THOUSANDS)

    Operating losses                                                       $   (8,921)  $     (2,746)  $   (2,131)
    Realized gains on cash and stock distributions                             84,725         23,360       31,336
    Unrealized gains on investments held in the partnerships                   64,091         19,009        4,531
                                                                           -----------  ------------  -----------
    Total venture capital partnership net investment income                $  139,895   $     39,623   $   33,736
                                                                           ===========  ============  ===========

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                        DECEMBER 31,
                                                                                 1999                  1998
                                                                                       (IN THOUSANDS)

    Transportation and equipment leases                                   $           82,063     $          80,953
    Affordable housing partnerships                                                   22,247                10,854
    Investment in Aberdeen Asset Management                                           99,074                72,257
    Investment in EMCO of Argentina                                                   13,423                10,681
    Investment in other affiliates                                                    12,389                12,706
    Seed money in separate accounts                                                   33,279                26,587
    Other partnership interests                                                       41,953                22,697
                                                                          -------------------   -------------------

    Total other invested assets                                           $          304,428     $         236,735
    Less: other invested assets of discontinued operations                             3,954                 4,604
                                                                          -------------------   -------------------
    Total other invested assets of continuing operations                  $          300,474     $         232,131
                                                                          ===================   ===================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                                          1999           1998           1997
                                                                                    (IN THOUSANDS)

    Debt securities                                                   $    641,076     $  598,892    $   509,702
    Equity securities                                                        8,272          6,469          4,277
    Mortgage loans                                                          66,285         83,101         85,662
    Policy loans                                                           148,998        146,477        122,562
    Real estate                                                              9,716         38,338         18,939
    Leveraged leases                                                         2,202          2,746          2,692
    Venture capital partnerships                                           139,895         39,623         33,736
    Other invested assets                                                    2,544          1,750          2,160
    Short-term investments                                                  22,543         23,825         18,768
                                                                      -------------   ------------  -------------

    Sub-total                                                            1,041,531        941,221        798,498
    Less investment expenses                                                23,505         23,328         22,621
                                                                      -------------   ------------  -------------

    Net investment income                                             $  1,018,026     $  917,893    $   775,877
    Less: net investment income of discontinued operations                  67,682         66,290         61,510
                                                                      -------------   ------------  -------------
    Total net investment income of continuing operations              $    950,344     $  851,603    $   714,367
                                                                      =============   ============  =============

    Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $40.8 million at December 31, 1999 and 1998, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $4.9 million and $5.3 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $4.0 million and $3.8 million in 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                            1999                  1998                1997
                                                                            (IN THOUSANDS)

    Debt securities                                   $        (428,497)   $         (7,040)    $        112,194
    Equity securities                                            71,752             (91,880)              74,547
    Deferred policy acquisition costs                           260,287               6,694              (80,603)
    Deferred income taxes                                       (33,760)            (32,279)              38,064
                                                      ------------------   -----------------    -----------------

    Net unrealized investment (losses) gains
      on securities available-for-sale                $         (62,698)   $        (59,947)    $         68,074
                                                      ==================   =================    =================

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                                          1999           1998            1997
                                                                                     (IN THOUSANDS)

    Debt securities                                                    $   (20,416)  $     (4,295)    $    19,315
    Equity securities                                                       16,648         11,939          26,290
    Mortgage loans                                                          18,534         (6,895)          3,805
    Real estate                                                              2,915         67,522          44,668
    Other invested assets                                                   18,432         (4,709)         17,387
                                                                       ------------   ------------    ------------

    Net realized investment gains                                           36,113         63,562         111,465
    Less realized from discontinued operations                                 438          5,360             422
                                                                       ------------   ------------    ------------
    Net realized investment gains from continuing
     operations                                                        $    35,675    $    58,202     $   111,043
                                                                       ============   ============    ============

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                         1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Proceeds from disposals                        $     1,106,929        $       912,696       $       821,339
    Gross gains on sales                           $        21,808        $        17,442       $        27,954
    Gross losses on sales                          $        39,122        $        33,641       $         5,309

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                          DECEMBER 31,
                                                                                     1999              1998
                                                                                         (IN THOUSANDS)
    Phoenix Investment Partners gross amounts:
      Goodwill                                                                   $     384,576      $    321,793
      Investment management contracts                                                  235,976           169,006
      Non-compete covenant                                                               5,000             5,000
      Other                                                                             10,894               472
                                                                                 --------------    --------------
    Totals                                                                             636,446           496,271
                                                                                 --------------    --------------

    Other gross amounts:
      Goodwill                                                                          32,554            16,631
      Intangible asset related to pension plan benefits                                 11,739            16,229
      Other                                                                              1,206               693
                                                                                 --------------    --------------
    Totals                                                                              45,499            33,553
                                                                                 --------------    --------------

    Total gross goodwill and other intangible assets                                   681,945           529,824

    Accumulated amortization - Phoenix Investment Partners                             (79,912)          (49,615)
    Accumulated amortization - other                                                    (8,766)           (2,314)
                                                                                 --------------    --------------

    Total net goodwill and other intangible assets                               $     593,267      $    477,895
                                                                                 ==============    ==============

6.  NOTES PAYABLE

                                                                               DECEMBER 31,
                                                                  1999                             1998
                                                                              (IN THOUSANDS)

    Short-term debt                                          $         21,598                 $         1,938
    Bank borrowings                                                   260,284                         168,278
    Notes payable                                                       1,146
    Subordinated debentures                                            41,364                          41,359
    Surplus notes                                                     175,000                         175,000
                                                             -----------------               -----------------

    Total notes payable                                      $       499,392                  $       386,575
                                                             =================               ================

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1999, Phoenix had outstanding balances totaling $436.7 million. The total unused credit was $369.0 million. Interest rates ranged from 5.26% to 7.48% in 1999.

    Maturities of other indebtedness are as follows: 2000 - $21.6 million; 2001
    - $26.0 million; 2002 $200.0 million; 2003 - $0.0 million; 2004 - $35.0 million; 2005 and thereafter - $216.8 million.

    Interest expense was $32.7 million, $25.9 million and $24.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Income taxes
      Current                                     $        121,448       $         61,889      $         39,583
      Deferred                                             (13,567)                 3,157                 7,658
                                                  ------------------     ------------------    ------------------

    Total                                         $        107,881       $         65,046      $         47,241
                                                  ==================     ==================    ==================


    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                  1999                   1998                   1997
                                                               %                      %                      %
    Income tax expense at statutory
     rate                                     $     91,440       35  $     65,685       35  $     77,095       35
    Dividend received deduction and
     tax-exempt interest                            (3,034)      (1)       (3,273)      (2)       (1,684)      (1)
    Other, net                                       7,922        3         2,634        2       (15,059)      (7)
                                              ------------- -------- ------------- -------- ------------- ---------
                                                    96,328       37        65,046       35        60,352       27

    Differential earnings (equity tax)              11,553        4                              (13,111)      (6)
                                              ------------- -------- ------------- -------- ------------- ---------

    Income taxes                              $    107,881       41  $     65,046       35  $     47,241       21
                                              ============= ======== ============= ======== ============= =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                             1999                      1998
                                                                                     (IN THOUSANDS)
    Deferred policy acquisition costs                                   $      282,725             $     294,917
    Unearned premium/deferred revenue                                         (135,124)                 (139,346)
    Impairment reserves                                                        (15,556)                  (23,111)
    Pension and other postretirement benefits                                  (68,902)                  (57,720)
    Investments                                                                177,204                   122,032
    Future policyholder benefits                                              (181,205)                 (151,168)
    Other                                                                        4,683                    31,595
                                                                        --------------             --------------
                                                                                63,825                    77,199
    Net unrealized investment gains                                             26,587                    42,254
    Minimum pension liability                                                   (4,150)                   (3,349)
                                                                        ---------------            --------------

    Deferred income tax liability, net                                  $      86,262              $     116,104
                                                                        ===============            ==============

    Gross deferred income tax assets totaled $405 million and $375 million at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $491 million and $491 million at December 31, 1999 and 1998, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 1998 will be realized.

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                            1999                 1998                 1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $        11,887        $     11,046        $      10,278
      Interest cost                                             24,716              22,958               22,650
      Curtailments                                              21,604
      Expected return on plan assets                           (28,544)            (25,083)             (22,055)
      Amortization of net transition asset                      (2,369)             (2,369)              (2,369)
      Amortization of prior service cost                         1,795               1,795                1,795
      Amortization of net (gain) loss                           (2,709)             (1,247)                  25
                                                       ----------------     ---------------      ---------------
      Net periodic benefit cost                        $        26,380        $      7,100        $      10,324
                                                       ================     ===============      ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                                1999                 1998
                                                                                      (IN THOUSANDS)
    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                   $      353,462        $      335,436
      Service cost                                                                11,887                11,046
      Interest cost                                                               24,716                22,958
      Plan amendments                                                             23,871
      Curtailments                                                                (6,380)
      Actuarial loss                                                              (4,887)                1,958
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Benefit obligation at end of year                                   $      382,828        $      353,462
                                                                          ---------------      ----------------

    Change in plan assets
      Fair value of plan assets at beginning of year                      $      364,819        $      321,555
      Actual return on plan assets                                                78,951                58,225
      Employer contributions                                                       3,883                 2,975
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Fair value of plan assets at end of year                            $      427,812        $      364,819
                                                                          ---------------      ----------------

      Funded status of the plan                                           $       44,984        $       11,357
      Unrecognized net transition asset                                          (11,847)              (14,217)
      Unrecognized prior service cost                                             11,705                16,185
      Unrecognized net gain                                                     (129,936)              (75,921)
                                                                          ---------------      ----------------
      Net amount recognized                                               $      (85,094)      $       (62,596)
                                                                          ===============      ================

    Amounts recognized in the Consolidated Balance Sheet consist of:

      Accrued benefit liability                                           $     (108,690)      $       (88,391)
      Intangible asset                                                            11,739                16,229
      Accumulated other comprehensive income                                      11,857                 9,566
                                                                          ---------------      ----------------
                                                                          $      (85,094)      $       (62,596)
                                                                          ===============      ================

    At December 31, 1999 and 1998, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $57.2 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 1998 related to this plan were $60.1 million and $48.4 million, respectively, and are included in other liabilities.

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.2 million, net of income taxes, at December 31, 1999 and 1998, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $16.2 million as of December 31, 1999 and 1998 related to the non-qualified plan.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% and 7.0% for 1999 and 1998, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and 4.0% for 1999 and 1998, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 1998.

    The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1999, 1998 and 1997 were $4.0 million, $4.1 million and $3.8 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                           1999                  1998                  1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $       3,313          $      3,436          $      3,136
      Interest cost                                            4,559                 4,572                 4,441
      Curtailments                                             5,456
      Amortization of net gain                                (1,493)               (1,232)               (1,527)
                                                       --------------        --------------        --------------
      Net periodic benefit cost                        $      11,835          $      6,776          $      6,050
                                                       ==============        ==============        ==============

    As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                      DECEMBER 31,

                                                                               1999                  1998
                                                                                     (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                   $        70,943       $       66,618
      Service cost                                                                  3,313                3,436
      Interest cost                                                                 4,559                4,572
      Plan Amendments                                                               5,785
      Curtailments                                                                   (328)
      Actuarial (gain) loss                                                        (8,622)                 397
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Projected benefit obligation at end of year                                  71,191               70,943
                                                                          ----------------     ----------------

    Change in plan assets
      Employer contributions                                                        4,459                4,080
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Fair value of plan assets at end of year
                                                                          ----------------     ----------------

      Funded status of the plan                                                   (71,191)             (70,943)
      Unrecognized net gain                                                       (33,538)             (26,408)
                                                                          ----------------     ----------------
      Accrued benefit liability                                           $      (104,729)     $       (97,351)
                                                                          ================     ================

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and 7.0% at December 31, 1999 and 1998, respectively.

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 8.5% in 1999 and 1998, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.5 million for 1999, ($0.5) million for 1998 and $0.4 million for 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                                 1999                1998              1997
                                                                               (IN THOUSANDS)

    UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                        $      (94,224)    $      (72,255)   $      151,210
    Income tax (benefit) expense                                    (32,978)           (25,288)           52,923
                                                             ---------------    ---------------   ---------------
    Totals                                                          (61,246)           (46,967)           98,287
                                                             ---------------    ---------------   ---------------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
     REALIZED IN NET INCOME:
    Before-tax amount                                                (2,234)           (19,970)          (46,481)
    Income tax (benefit)                                               (782)            (6,990)          (16,268)
                                                             ---------------    ---------------   ---------------
    Totals                                                           (1,452)           (12,980)          (30,213)
                                                             ---------------    ---------------   ---------------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                               (96,458)           (92,225)          104,729
    Income tax (benefit) expense                                    (33,760)           (32,278)           36,655
                                                             ---------------    ---------------   ---------------
    Totals                                                   $      (62,698)    $      (59,947)   $      68,074
                                                             ===============    ===============   ===============

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                        $       (2,289)    $       (2,347)   $       (3,232)
    Income tax (benefit)                                               (801)              (821)           (1,131)
                                                             ---------------    ---------------   ---------------
    Totals                                                   $       (1,488)    $       (1,526)   $       (2,101)
                                                             ===============    ===============   ===============

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                 1999              1998              1997
                                                                              (IN THOUSANDS)
     NET UNREALIZED (LOSSES) GAINS ON SECURITIES
      AVAILABLE-FOR-SALE:
     Balance, beginning of year                             $      100,510     $     160,457     $      92,383
     Change during period                                          (62,698)          (59,947)           68,074
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           37,812           100,510           160,457
                                                            ---------------   ---------------   ---------------

     MINIMUM PENSION LIABILITY ADJUSTMENT:
     Balance, beginning of year                                     (6,219)           (4,693)           (2,592)
     Change during period                                           (1,488)           (1,526)           (2,101)
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           (7,707)           (6,219)           (4,693)
                                                            ---------------   ---------------   ---------------

     ACCUMULATED OTHER COMPREHENSIVE INCOME:
     Balance, beginning of year                                     94,291           155,764            89,791
     Change during period                                          (64,186)          (61,473)           65,973
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                   $       30,105     $      94,291     $     155,764
                                                            ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. SEGMENT INFORMATION

    Phoenix offers a wide range of financial products and services. These businesses have been grouped into three reportable segments.

    The Individual segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

    The Investment Management segment includes retail and institutional mutual fund management and distribution including open-end funds, closed-end funds and wrap accounts.

    Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131. They include venture capital investments, international operations, trust operations and other investments.

    The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

    The accounting policies of the segments are the same as those described in
    Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items. Phoenix does not include certain nonrecurring items to the segments. They are reported as unallocated items and include expenses associated with various lawsuits and legal disputes, postretirement medical expenses associated with an early retirement program and realized gains associated with the sales of subsidiaries. See Note 8 - " Pension and Other Postretirement and Postemployment Benefit Plans."

    Included in the following tables is certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments which was described previously.

                                                                                  DECEMBER 31,
                                                                     1999             1998             1997
                                                                                 (IN MILLIONS)

    TOTAL ASSETS
    Individual                                                  $     17,990.3    $    16,919.5    $    15,709.8
    Investment Management                                                747.4            591.9            647.9
    Corporate & Other                                                  1,357.8            876.2          1,124.4
    Discontinued operations                                              187.6            283.8            250.9
                                                                ---------------  ---------------  ---------------
      Total                                                           20,283.1         18,671.4         17,733.0
                                                                ===============  ===============  ===============

    DEFERRED POLICY ACQUISITION COSTS
    Individual                                                  $      1,306.7    $     1,049.9    $     1,016.3
                                                                ===============  ===============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                       1999             1998              1997
                                                                                    (IN MILLIONS)
    PREMIUMS, INSURANCE AND INVESTMENT PRODUCT FEES

    Individual                                                    $       1,361.4   $      1,416.7    $     1,259.2
    Investment Management                                                   293.9            231.0            140.7
    Corporate & Other                                                       115.2             41.1             84.1
    Less: inter-segment revenues                                            (44.5)           (40.7)           (40.3)
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,726.0          1,648.1          1,443.7
                                                                  ---------------- ----------------  ---------------

    INVESTMENT INCOME
    Individual                                                              768.2            768.5            640.3
    Investment Management                                                     6.0              2.7              3.0
    Corporate & Other                                                       176.1             80.4             71.1
                                                                  ---------------- ----------------  ---------------
      Total                                                                 950.3            851.6            714.4
                                                                  ---------------- ----------------  ---------------

    NET REALIZED INVESTMENT GAINS
    Individual                                                               15.9            (17.8)            65.7
    Corporate & Other                                                         3.9             10.5             45.3
    Gains on sale of subsidiaries                                            16.0             65.5
                                                                  ---------------- ----------------  ---------------
      Total                                                                  35.8             58.2            111.0
                                                                  ---------------- ----------------  ---------------

    POLICY BENEFITS AND DIVIDENDS
    Individual                                                            1,611.3          1,718.2          1,499.7
    Corporate & Other                                                       101.6             36.6             45.8
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,712.9          1,754.8          1,545.5
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Individual                                                              146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------
      Total                                                                 146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF GOODWILL AND INTANGIBLES
    Individual                                                                4.2              0.3              0.5
    Investment Management                                                    30.3             22.0              9.1
    Corporate & Other                                                         3.5              0.8             (0.2)
                                                                  ---------------- ----------------  ---------------
      Total                                                                  38.0             23.1              9.4
                                                                  ---------------- ----------------  ---------------

    INTEREST EXPENSE
    Investment Management                                                    18.9             14.7              3.6
    Corporate & Other                                                        13.8             11.2             20.7
                                                                  ---------------- ----------------  ---------------
      Total                                                                  32.7             25.9             24.3
                                                                  ---------------- ----------------  ---------------

    OTHER OPERATING EXPENSES
    Individual                                                              289.4            268.1            234.6
    Investment Management                                                   203.5            156.1            101.9
    Corporate & Other                                                        65.0             40.7             69.2
    Unallocated amounts                                                       7.2              4.5              1.7
    Less: inter segment expenses                                            (44.5)           (40.7)           (40.4)
                                                                  ---------------- ----------------  ---------------
      Total                                                                 520.6            428.7            367.0
                                                                  ---------------- ----------------  ---------------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES AND MINORITY INTEREST
    Individual                                                               94.0             43.2            127.9
    Investment Management                                                    47.2             40.8             29.2
    Corporate & Other                                                       111.3             42.7             64.9
    Unallocated amounts & inter-segment eliminations                          8.8             61.0             (1.7)
                                                                  ---------------- ----------------  ---------------
      Total                                                       $         261.3   $        187.7    $       220.3
                                                                  ================ ================  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units which in prior years had been reflected as reportable business segments: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

    REINSURANCE OPERATIONS

    During 1999, Phoenix completed a comprehensive strategic review of its life reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims run-off, resulting in the recognition of a $173 million pre-tax loss ($113 million after-tax loss) on the disposal of life reinsurance discontinued operations. The life reinsurance segment consisted primarily of individual life reinsurance operations as well as group personal accident and group health reinsurance business. The significant components of the loss on the disposal of life reinsurance discontinued operations in 1999 were as follows:

    On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reinsurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction, resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

    On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third-party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in an after-tax gain of $2.0 million.

    Phoenix retained ownership of the preferred stock of FAS, which under the terms of the agreement, CYBERTEK will purchase in six equal annual installments commencing March 31, 2001 through March 31, 2006. The purchase price will be determined annually based upon earnings, but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

    During 1999, Phoenix placed the remaining group personal accident and group health reinsurance operations into run-off. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million. In addition, as part of the exit strategy, Phoenix purchased finite aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the run-off block. The finite reinsurance is subject to an aggregate retention of $100 million on the run-off block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix paid an initial premium of $130 million.

    The additional estimated reserves and finite reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves over a number of years as the level of business diminishes.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additionally, certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to run off. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 21 - "Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

    Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994 - 1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

    Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

    PROPERTY AND CASUALTY BROKERAGE OPERATIONS

    On July 1, 1999, PM Holdings sold its property and casualty brokerage business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as common stock and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

    REAL ESTATE MANAGEMENT OPERATIONS

    On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    GROUP INSURANCE OPERATIONS

    On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

    The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $283.8 million as of December 31, 1999 and 1998, respectively. Asset and liability balances of the continuing operation as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 and 1997 to exclude the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

    GAIN (LOSS) FROM OPERATIONS OF                                            YEAR ENDED DECEMBER 31,
     DISCONTINUED OPERATIONS                                           1999             1998             1997
                                                                                   (IN THOUSANDS)
    Revenues:
      Reinsurance Operations                                                      $     306,671    $     163,503
      Group Insurance Operations                                 $      453,813         503,825          483,956
      Property and Casualty Brokerage Operations                         25,968          72,579           64,093
      Real Estate Management                                              1,189          12,707           15,319
                                                                 ---------------  --------------  ---------------
    Total revenues                                                      480,970         895,782          726,871
                                                                 ---------------  --------------  ---------------

    Gain (loss) from operations:
      Reinsurance Operations                                                             14,081           10,611
      Group Insurance Operations                                         28,672          29,212           31,686
      Property and Casualty Brokerage Operations                          1,534           2,515          (19,911)
      Real Estate Management                                             (2,645)         (4,037)          (2,616)
                                                                 ---------------  --------------  ---------------
    Gain from discountinued operations before income
     taxes                                                               27,561          41,771           19,770
    Income taxes                                                         10,006          16,759           12,522
                                                                 ---------------  --------------  ---------------
    Gain from discontinued operations, net of taxes              $       17,555    $     25,012    $       7,248
                                                                 ===============  ==============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
    LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS                DECEMBER 31, 1999
                                                                 (IN THOUSANDS)

    (Loss) gain on disposal:
      Reinsurance Operations                                     $    (173,061)
      Property and Casualty Brokerage Operations                        40,131
      Real Estate Management                                             5,870
                                                                 --------------
    Loss on disposal of discontinued operations before
     income taxes                                                     (127,060)
    Income taxes                                                       (55,076)
                                                                 --------------
    Loss on disposal of discontinued operations, net of
     income taxes                                                $     (71,984)
                                                                 --------------


12. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $106.7 million at December 31, 1999 and 1998, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $161.2 million at December 31, 1999 and 1998, respectively.

    Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $16.9 million and $16.9 million in 1999, 1998, and 1997, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows: 2000 - $13.5 million; 2001 - $10.5 million; 2002 - $7.3 million;
    2003 - $5.1 million; 2004 - $2.8 million; and $1.0 million thereafter.

13. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1999             1998              1997
                                                                               (IN THOUSANDS)

    Direct premiums                                           $    1,762,359   $    1,719,393     $   1,592,800
    Reinsurance assumed                                              416,194          505,262           329,927
    Reinsurance ceded                                               (537,847)        (371,854)         (282,121)
                                                              --------------- ----------------   ---------------
    Net premiums                                                   1,640,706        1,852,801         1,640,606
    Less net premiums of discontinued operations                    (506,499)        (698,071)         (564,449)
                                                              --------------- ----------------   ---------------
    Net premiums of continuing operations                     $    1,134,207   $    1,154,730     $   1,076,157
                                                              =============== ================   ===============

    Direct policy and contract claims incurred                $      707,105   $      728,062     $     629,112
    Reinsurance assumed                                              563,807          433,242           410,704
    Reinsurance ceded                                               (500,282)        (407,780)         (373,127)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred                          770,630          753,524           666,689
    Less net incurred claims of discontinued operations             (552,423)        (471,688)         (422,373)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred
     of continuing operations                                 $      218,207   $      281,836     $     244,316
                                                              =============== ================   ==============

    Direct life insurance in force                            $  131,052,050   $  121,442,041     $ 120,394,664
    Reinsurance assumed                                          139,649,850      110,632,110        84,806,585
    Reinsurance ceded                                           (207,192,046)    (135,817,986)      (74,764,639)
                                                              --------------- ----------------   ---------------
    Net insurance in force                                        63,509,854       96,256,165       120,436,610
    Less insurance in force of discontinued operations            (1,619,452)     (24,330,166)      (13,811,408)
                                                              --------------- ----------------   ---------------
    Net insurance in force of continuing operations           $   61,890,402   $   71,925,999     $ 116,625,202
                                                              =============== ================   ===============

    Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 66.9% and 72.3% of the face value of total individual life insurance in force at December 31, 1999 and 1998, respectively. The premiums on participating life insurance policies were 76.8%, 79.4% and 83.5% of total individual life insurance premiums in 1999, 1998, and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1999                 1998                1997
                                                                            (IN THOUSANDS)

    Balance at beginning of year                      $       1,049,934     $     1,016,295     $        908,616
    Acquisition cost deferred                                   143,110             164,608              288,281
    Amortized to expense during the year                       (146,603)           (137,663)            (102,617)
    Adjustment to net unrealized investment
     gains (losses) included in other
     comprehensive income                                       260,287               6,694              (77,985)
                                                      ------------------   -----------------   ------------------

    Balance at end of year                            $       1,306,728     $     1,049,934     $      1,016,295
                                                      ==================   =================   ==================

    Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to traditional life due to an adjustment to death claims used in determining DAC amortization.

16. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

17. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analysis which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

    DERIVATIVE INSTRUMENTS

    Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NOTES PAYABLE

    The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:


                                                      1999                                   1998
                                         CARRYING              FAIR              CARRYING              FAIR
                                          VALUE               VALUE               VALUE               VALUE
                                                                    (IN THOUSANDS)

    Financial assets:
    Cash and cash equivalents        $        187,610     $       187,610     $       115,187     $       115,187
    Short-term investments                    133,367             133,367             185,983             185,983
    Debt securities                         7,496,948           7,400,067           7,712,865           7,796,389
    Equity securities                         461,613             461,613             301,649             301,649
    Mortgage loans                            716,831             680,569             797,343             831,919
    Derivative instruments                                        (13,211)                                 12,316
    Policy loans                            2,042,558           2,040,497           2,008,260           2,122,389
                                     -----------------   -----------------   -----------------   -----------------
    Total financial assets           $     11,038,927     $    10,890,512     $    11,121,287     $    11,365,832
                                     =================   =================   =================   =================

    Financial liabilities:
    Policy liabilities               $        709,696     $       709,357     $       783,400     $       783,400
    Notes payable                             499,392             490,831             386,575             395,744
                                     -----------------   -----------------   -----------------   -----------------
    Total financial liabilities      $      1,209,088     $     1,200,188     $     1,169,975     $     1,179,144
                                     =================   =================   =================   ================


18. CONTINGENCIES

    LITIGATION

    Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 11 - "Discontinued Operations" and
    Note 21 - "Subsequent Events").

19. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the State of New York Insurance Department (the Insurance Department), as of December 31, 1999, 1998 and 1997. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                    1999               1998              1997
                                                                               (IN THOUSANDS)

    Statutory net income                                       $      131,286      $     108,652     $      66,599
    Deferred policy acquisition costs, net                            (28,099)            18,538            48,821
    Future policy benefits                                            (23,686)           (53,847)           (9,145)
    Pension and postretirement expenses                                (8,638)           (17,334)           (7,955)
    Investment valuation allowances                                    15,141            107,229            87,920
    Interest maintenance reserve                                       (7,232)             1,415            17,544
    Deferred income taxes                                               3,919            (39,983)          (36,250)
    Other, net                                                          6,191             12,459             2,118
                                                               ---------------    ---------------   ---------------

    Net income, as reported                                    $      88,882      $     137,129     $     169,652
                                                               ===============    ===============   ===============

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                    DECEMBER 31,
                                                                          1999                         1998
                                                                                    (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                       $        1,427,333            $       1,205,635
    Deferred policy acquisition costs, net                                  1,231,217                    1,259,316
    Future policy benefits                                                   (478,184)                    (465,268)
    Pension and postretirement expenses                                      (193,007)                    (174,273)
    Investment valuation allowances                                          (206,531)                      34,873
    Interest maintenance reserve                                               24,767                       35,303
    Deferred income taxes                                                      65,595                      (25,593)
    Surplus notes                                                            (159,444)                    (157,500)
    Other, net                                                                 49,505                       24,062
                                                                   -------------------          -------------------
    Equity, as reported                                            $        1,761,251            $       1,736,555
                                                                   ===================          ===================

    The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

20. PRIOR PERIOD ADJUSTMENTS

    In 1999, Phoenix revised the accounting for venture capital partnerships to include unrealized capital gains and losses on investments held in the partnerships. These gains and losses are recorded in investment income. Opening retained earnings at December 31, 1996 has been increased by $17.6 million. The consolidated balance sheet as of December 31, 1998 was revised by increasing the following balances: other invested assets by $50.6 million, deferred income taxes by $17.7 million and retained earnings by $32.9 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $12.4 million and $2.9 million for the years ended 1998 and 1997, respectively.

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

21. SUBSEQUENT EVENTS

    OCCUPATIONAL ACCIDENT REINSURANCE

    On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

    On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

    Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued life reinsurance operations. See Note 11 - "Discontinued Operations."

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE "APPENDIX C--ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.


    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1999.

    Example:

    Value of hypothetical pre-existing account with exactly one
      unit at the beginning of the period:......................    1.561075
    Value of the same account (excluding capital changes) at the
      end of the 7-day period:..................................    1.562397
    Calculation:
      Ending account value .....................................    1.562397
      Less beginning value .....................................    1.561075
      Net change in account value ..............................    0.001322
    Base period return:
      (adjusted change/beginning account value) ................    0.000847
    Current yield = return x (365/7)............................       4.42%
    Effective yield = [(1 + return)](365/7) - 1.................       4.51%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.


----------------------------------------------------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999(1)
----------------------------------------------------------------------------------------------------------------------------------
SERIES                                                           INCEPTION DATE   1 YEAR     5 YEARS   10 YEARS  SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series...........................      5/1/90        25.92%    17.45%      N/A         11.17%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series................................     9/17/96        47.14%     N/A        N/A         -2.77%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series.............................     12/15/99       N/A        N/A        N/A          2.31%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series.............      5/1/95         1.79%     N/A        N/A          8.64%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series..........................     12/31/82       26.07%    22.84%     18.05%       18.46%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series.............................      3/2/98        28.60%     N/A        N/A         29.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series...................     12/15/99       N/A        N/A        N/A         -1.68%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series.............................     10/8/82         1.85%     3.45%      3.49%        4.83%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series................     12/31/82        2.46%     7.63%      7.52%        8.36%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series...........................      3/2/98        20.84%     N/A        N/A         16.53%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series..............     7/14/92        15.59%     N/A        N/A         20.46%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series..............................     12/15/99       N/A        N/A        N/A          5.64%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series............................     12/15/99       N/A        N/A        N/A         -0.19%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series.....................................     12/15/99       N/A        N/A        N/A          5.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series......................     12/15/99       N/A        N/A        N/A          6.10%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series................................      5/1/92         8.41%    14.65%      N/A         10.92%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series.......................      3/2/98        13.77%     N/A        N/A         18.12%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series....................     9/17/84         8.11%    14.16%     11.73%       12.14%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series............................      3/2/98       -13.04%     N/A        N/A        -13.92%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series............................      3/2/98        41.19%     N/A        N/A         33.84%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series...........................     1/29/96        50.97%     N/A        N/A         29.08%
---------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund.......................................     8/22/97        24.07%     N/A        N/A         14.71%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II................     3/28/94         3.47%     3.95%      N/A          3.69%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II..............................      3/1/94        -0.60%     8.81%      N/A          6.54%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio............................................     11/30/99       N/A        N/A        N/A        23.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2(2).....................     11/2/98         6.27%     N/A        N/A          7.70%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2(2).....................     11/28/88       19.20%    15.06%     11.29%       11.27%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund -- Class 2(2)......     9/27/96        49.40%     N/A        N/A         -6.34%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)..................     11/3/88        25.27%    15.53%     11.77%       11.63%
---------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund -- Class 2(2)...........     5/11/92        19.85%    15.14%      N/A         13.49%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty............................................      2/1/99        N/A        N/A        N/A        79.63%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap..................................      5/1/95       120.87%     N/A        N/A         36.87%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty...................................................      2/1/99        N/A        N/A        N/A         31.18%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap...........................................      5/1/95        21.59%     N/A        N/A         24.85%
---------------------------------------------------------------------------------------------------------------------------------

1 Performance data quoted represent the investment return of the appropriate series adjusted for Flex Edge charges had the Subaccount started on the inception date of the appropriate series. The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $150 issue expense charge, $5 monthly administrative charge, investment management fees and mortality and expense risk charges. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%. The manager is limiting fund expenses, which increases total returns.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial AverageSM, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Adviser           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:


    S&P 500                                Dow Jones Industrial Average(SM)
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index


    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

    The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                             ANNUAL TOTAL RETURN(1)

------------------------------------------------------------------------------------------------------------------
                    Series                       1983   1984    1985   1986   1987    1988   1989    1990  1991
------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series            N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A   18.67%
------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                 N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series              N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities     N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series          31.71%  9.67%  33.71% 19.39%  5.97%   2.98% 34.43%   3.21% 41.46%
------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series              N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series              7.36%  9.23%   7.06%  5.56%  5.55%   6.49%  7.93%   7.41%  5.03%
------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                           5.06% 10.34%  19.53% 18.22%  0.18%   9.50%  6.85%   4.43% 18.54%
------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series            N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index
Series                                           N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series               N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series             N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                      N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series       N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                 N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series        N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series     N/A    N/A    26.20% 14.65% 11.55%   1.42% 18.37%   5.05% 28.14%
------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series             N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series             N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series            N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                        N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II               N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Technology Portfolio                             N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2(2)      N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2(2)      N/A    N/A     N/A    N/A    N/A     N/A   12.13%  -8.95% 26.42%
------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund -- Class 2(2)                               N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)   N/A    N/A     N/A    N/A    N/A     N/A   13.48% -11.99% 26.22%
------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2(2)                                       N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                             N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                   N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                    N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                            N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A    N/A
------------------------------------------------------------------------------------------------------------------

                             ANNUAL TOTAL RETURN(1) (continued)

------------------------------------------------------------------------------------------------------------
                    Series                       1992    1993   1994    1995   1996   1997    1998    1999
------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series           -13.61%  37.33% -0.73%  8.72% 17.71%  11.16%  26.92%  28.48%
------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                  N/A     N/A     N/A    N/A    N/A  -32.94%  -5.21%  49.78%
------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series               N/A     N/A     N/A    N/A    N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities      N/A     N/A     N/A    N/A   32.10% 21.09% -21.83%   3.95%
------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series            9.30%  18.75%  0.66% 29.85%  11.69% 20.12%  28.98%  28.65%
------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series               N/A     N/A     N/A    N/A    N/A    N/A     N/A    31.12%
------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series     N/A     N/A     N/A    N/A    N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series              2.65%   2.06%   3.01%  4.86%   4.19%  4.35%   4.26%   3.99%
------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income
Series                                           9.12%  14.99%  -6.21% 22.56%  11.52% 10.21%  -4.91%   4.62%
------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series             N/A     N/A     N/A    N/A    N/A    N/A     N/A    23.35%
------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index
Series                                            N/A     N/A     N/A    N/A    N/A    N/A    30.64%  17.90%
------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                N/A     N/A     N/A    N/A    N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series              N/A     N/A     N/A    N/A    N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                       N/A     N/A     N/A    N/A    N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series        N/A     N/A     N/A    N/A    N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                 8.99%   7.75%  -3.61% 22.37%   9.68% 17.00%  18.07%  10.69%
------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series         N/A     N/A     N/A    N/A     N/A    N/A    N/A    16.08%
------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series     9.68%  10.12%  -2.19% 17.27%   8.18% 19.78% 19.84%  10.38%
------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series              N/A     N/A     N/A    N/A     N/A    N/A    N/A   -11.00%
------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series              N/A     N/A     N/A    N/A     N/A    N/A    N/A    44.49%
------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series             N/A     N/A     N/A    N/A    N/A    16.25% 43.55%  53.77%
------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                         N/A     N/A     N/A    N/A     N/A    N/A   20.64%  26.61%
------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities     N/A     N/A     N/A    7.90%   3.37%  7.71%  6.80%  -1.38%
------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                N/A     N/A     N/A   19.42%  13.40% 12.92%  1.88%   1.50%
------------------------------------------------------------------------------------------------------------
Technology Portfolio                              N/A     N/A     N/A    N/A     N/A    N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2(2)       N/A     N/A     N/A    N/A     N/A    N/A    N/A     8.43%
------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2(2)      6.97%  24.86%  -4.00% 21.29%  17.64% 14.37%  5.27%   21.58%
------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund -- Class 2(2)                                N/A     N/A     N/A    N/A    N/A   -29.95%-21.69%  52.10%
------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)   6.02%  32.68%  -3.25% 23.97%  21.17% 10.75%  0.24%   27.75%
------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2(2)                                        N/A    45.85% -3.27% 14.56%  22.77% 12.76%  8.17%   22.27%
------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                              N/A     N/A     N/A    N/A     N/A    N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                    N/A     N/A     N/A    N/A    31.15% -2.24% 15.41% 124.68%
------------------------------------------------------------------------------------------------------------
Wanger Twenty                                     N/A     N/A     N/A    N/A     N/A    N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                             N/A     N/A     N/A    N/A    45.64% 28.41%  7.83%  24.08%
------------------------------------------------------------------------------------------------------------

1 Returns are net of mortality and expense risk charges and investment management fees for the subaccounts. Percent change doesn't include the effect of the issue expense and monthly administrative charges. Performance data quoted represent the investment return of the appropriate series adjusted for Flex Edge charges had the subaccount started on the inception date of the appropriate series.
2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%. The manager is limiting fund expenses, which increases total returns.


These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 6%. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payments. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders, Contract Owners and shareholders.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                    YEAR ONE: 25%             YEAR TWO: 33%
                    YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND
CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Illustrated tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under Multiple Life Policies.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1.  Issue charge of $150.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

    3.  Premium tax charge of 1.75% (will vary from state to state).

    4. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

    5. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")


    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .22%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately
 .97% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.76%, 4.19% and 10.15%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        610          0    100,000        657          0    100,000        704          0     100,000
     2      1,000      2,153      1,353        441    100,000      1,490        577    100,000      1,632        720     100,000
     4      1,000      4,526      2,783      1,753    100,000      3,245      2,214    100,000      3,765      2,734     100,000
     5      1,000      5,802      3,470      2,439    100,000      4,168      3,138    100,000      4,986      3,956     100,000

     6      1,000      7,142      4,137      3,230    100,000      5,123      4,216    100,000      6,325      5,418     100,000
     7      1,000      8,549      4,781      3,998    100,000      6,108      5,325    100,000      7,790      7,007     100,000
     8      1,000     10,027      5,403      4,808    100,000      7,123      6,528    100,000      9,394      8,798     100,000
     9      1,000     11,578      6,001      5,594    100,000      8,169      7,762    100,000     11,150     10,743     100,000
    10      1,000     13,207      6,577      6,577    100,000      9,248      9,248    100,000     13,075     13,075     100,000

    11      1,000     14,917      7,129      7,129    100,000     10,359     10,359    100,000     15,186     15,186     100,000
    12      1,000     16,713      7,651      7,651    100,000     11,499     11,499    100,000     17,479     17,479     100,000
    13      1,000     18,599      8,142      8,142    100,000     12,668     12,668    100,000     20,027     20,027     100,000
    14      1,000     20,579      8,602      8,602    100,000     13,865     13,865    100,000     22,800     22,800     100,000
    15      1,000     22,657      9,027      9,027    100,000     15,089     15,089    100,000     25,840     25,840     100,000

    16      1,000     24,840      9,417      9,417    100,000     16,342     16,342    100,000     29,176     29,176     100,000
    17      1,000     27,132      9,771      9,771    100,000     17,622     17,622    100,000     32,839     32,839     100,000
    18      1,000     29,539     10,085     10,085    100,000     18,930     18,930    100,000     36,865     36,865     100,000
    19      1,000     32,066     10,357     10,357    100,000     20,264     20,264    100,000     41,292     41,292     100,000
    20      1,000     34,719     10,581     10,581    100,000     21,619     21,619    100,000     46,164     46,164     100,000

  @ 62                           10,480     10,480    100,000     31,620     31,620    100,000     97,643     97,643     124,984
  @ 65      1,000     69,761      9,253      9,253    100,000     36,090     36,090    100,000    132,635    132,635     161,815


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        527          0    100,000        571          0    100,000        615          0     100,000
     2      1,000      2,153      1,186        274    100,000      1,312        400    100,000      1,444        532     100,000
     3      1,000      3,310      1,824        821    100,000      2,075      1,071    100,000      2,347      1,344     100,000
     4      1,000      4,526      2,440      1,410    100,000      2,859      1,829    100,000      3,332      2,301     100,000
     5      1,000      5,802      3,034      2,003    100,000      3,664      2,634    100,000      4,404      3,374     100,000

     6      1,000      7,142      3,604      2,697    100,000      4,490      3,583    100,000      5,573      4,666     100,000
     7      1,000      8,549      4,148      3,365    100,000      5,335      4,552    100,000      6,846      6,062     100,000
     8      1,000     10,027      4,667      4,072    100,000      6,201      5,606    100,000      8,233      7,638     100,000
     9      1,000     11,578      5,158      4,751    100,000      7,085      6,678    100,000      9,746      9,339     100,000
    10      1,000     13,207      5,623      5,623    100,000      7,989      7,989    100,000     11,397     11,397     100,000

    11      1,000     14,917      6,057      6,057    100,000      8,911      8,911    100,000     13,198     13,198     100,000
    12      1,000     16,713      6,461      6,461    100,000      9,849      9,849    100,000     15,164     15,164     100,000
    13      1,000     18,599      6,832      6,832    100,000     10,804     10,804    100,000     17,312     17,312     100,000
    14      1,000     20,579      7,169      7,169    100,000     11,775     11,775    100,000     19,660     19,660     100,000
    15      1,000     22,657      7,470      7,470    100,000     12,759     12,759    100,000     22,228     22,228     100,000

    16      1,000     24,840      7,733      7,733    100,000     13,757     13,757    100,000     25,040     25,040     100,000
    17      1,000     27,132      7,952      7,952    100,000     14,763     14,763    100,000     28,119     28,119     100,000
    18      1,000     29,539      8,123      8,123    100,000     15,773     15,773    100,000     31,490     31,490     100,000
    19      1,000     32,066      8,240      8,240    100,000     16,782     16,782    100,000     35,186     35,186     100,000
    20      1,000     34,719      8,295      8,295    100,000     17,785     17,785    100,000     39,238     39,238     100,000

  @ 62                            6,443      6,443    100,000     24,174     24,174    100,000     81,927     81,927     104,867
    @ 65      1,000     69,761      3,848      3,848    100,000     26,069     26,069    100,000    111,264    111,264     135,743


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        625          0    100,000        673          0    100,000        720          0    100,000
     2      1,000      2,153      1,382        501    100,000      1,521        640    100,000      1,665        784    100,000
     3      1,000      3,310      2,120      1,162    100,000      2,398      1,441    100,000      2,700      1,743    100,000
     4      1,000      4,526      2,837      1,880    100,000      3,306      2,349    100,000      3,834      2,876    100,000
     5      1,000      5,802      3,535      2,578    100,000      4,245      3,287    100,000      5,075      4,118    100,000

     6      1,000      7,142      4,213      3,370    100,000      5,215      4,373    100,000      6,436      5,593    100,000
     7      1,000      8,549      4,873      4,145    100,000      6,221      5,493    100,000      7,929      7,201    100,000
     8      1,000     10,027      5,513      4,960    100,000      7,261      6,708    100,000      9,568      9,015    100,000
     9      1,000     11,578      6,137      5,759    100,000      8,341      7,963    100,000     11,370     10,992    100,000
    10      1,000     13,207      6,741      6,741    100,000      9,458      9,458    100,000     13,349     13,349    100,000

    11      1,000     14,917      7,324      7,324    100,000     10,612     10,612    100,000     15,521     15,521    100,000
    12      1,000     16,713      7,882      7,882    100,000     11,802     11,802    100,000     17,904     17,904    100,000
    13      1,000     18,599      8,416      8,416    100,000     13,029     13,029    100,000     20,520     20,520    100,000
    14      1,000     20,579      8,924      8,924    100,000     14,294     14,294    100,000     23,392     23,392    100,000
    15      1,000     22,657      9,406      9,406    100,000     15,598     15,598    100,000     26,549     26,549    100,000

    16      1,000     24,840      9,862      9,862    100,000     16,941     16,941    100,000     30,019     30,019    100,000
    17      1,000     27,132     10,292     10,292    100,000     18,328     18,328    100,000     33,839     33,839    100,000
    18      1,000     29,539     10,698     10,698    100,000     19,760     19,760    100,000     38,047     38,047    100,000
    19      1,000     32,066     11,078     11,078    100,000     21,240     21,240    100,000     42,683     42,683    100,000
    20      1,000     34,719     11,430     11,430    100,000     22,767     22,767    100,000     47,795     47,795    100,000

  @ 62                           12,761     12,761    100,000     34,706     34,706    100,000    101,760    101,760    130,253
  @ 65      1,000     69,761     12,498     12,498    100,000     40,494     40,494    100,000    138,465    138,465    168,927


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        548          0    100,000        593          0    100,000        638          0    100,000
     2      1,000      2,153      1,228        347    100,000      1,357        475    100,000      1,491        610    100,000
     3      1,000      3,310      1,886        928    100,000      2,142      1,185    100,000      2,421      1,464    100,000
     4      1,000      4,526      2,521      1,564    100,000      2,950      1,993    100,000      3,435      2,477    100,000
     5      1,000      5,802      3,134      2,176    100,000      3,780      2,823    100,000      4,539      3,581    100,000

     6      1,000      7,142      3,722      2,879    100,000      4,632      3,789    100,000      5,743      4,900    100,000
     7      1,000      8,549      4,284      3,557    100,000      5,504      4,776    100,000      7,054      6,326    100,000
     8      1,000     10,027      4,821      4,268    100,000      6,397      5,844    100,000      8,483      7,930    100,000
     9      1,000     11,578      5,333      4,954    100,000      7,313      6,934    100,000     10,045      9,666    100,000
    10      1,000     13,207      5,820      5,820    100,000      8,252      8,252    100,000     11,752     11,752    100,000

    11      1,000     14,917      6,282      6,282    100,000      9,217      9,217    100,000     13,621     13,621    100,000
    12      1,000     16,713      6,719      6,719    100,000     10,206     10,206    100,000     15,668     15,668    100,000
    13      1,000     18,599      7,130      7,130    100,000     11,220     11,220    100,000     17,910     17,910    100,000
    14      1,000     20,579      7,512      7,512    100,000     12,258     12,258    100,000     20,367     20,367    100,000
    15      1,000     22,657      7,867      7,867    100,000     13,322     13,322    100,000     23,064     23,064    100,000

    16      1,000     24,840      8,190      8,190    100,000     14,410     14,410    100,000     26,022     26,022    100,000
    17      1,000     27,132      8,481      8,481    100,000     15,520     15,520    100,000     29,271     29,271    100,000
    18      1,000     29,539      8,737      8,737    100,000     16,653     16,653    100,000     32,840     32,840    100,000
    19      1,000     32,066      8,952      8,952    100,000     17,804     17,804    100,000     36,762     36,762    100,000
    20      1,000     34,719      9,127      9,127    100,000     18,975     18,975    100,000     41,078     41,078    100,000

  @ 62                            9,145      9,145    100,000     27,789     27,789    100,000     86,890     86,890    111,219
  @ 65      1,000     69,761      8,211      8,211    100,000     31,772     31,772    100,000    118,327    118,327    144,360


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        609          0    100,609        655          0    100,656        702          0    100,703
     2      1,000      2,153      1,350        437    101,350      1,486        574    101,486      1,628        716    101,629
     3      1,000      3,310      2,071      1,067    102,071      2,344      1,341    102,345      2,641      1,638    102,641
     4      1,000      4,526      2,772      1,742    102,773      3,231      2,201    103,232      3,749      2,718    103,749
     5      1,000      5,802      3,453      2,422    103,453      4,147      3,116    104,147      4,960      3,929    104,960

     6      1,000      7,142      4,112      3,205    104,112      5,091      4,184    105,092      6,284      5,377    106,284
     7      1,000      8,549      4,748      3,964    104,748      6,063      5,280    106,063      7,730      6,946    107,730
     8      1,000     10,027      5,358      4,763    105,359      7,061      6,465    107,061      9,307      8,712    109,308
     9      1,000     11,578      5,944      5,536    105,944      8,086      7,678    108,086     11,030     10,622    111,030
    10      1,000     13,207      6,504      6,504    106,505      9,138      9,138    109,139     12,911     12,911    112,912

    11      1,000     14,917      7,039      7,039    107,039     10,219     10,219    110,219     14,967     14,967    114,967
    12      1,000     16,713      7,541      7,541    107,541     11,320     11,320    111,321     17,206     17,206    117,206
    13      1,000     18,599      8,009      8,009    108,010     12,442     12,442    112,443     19,645     19,645    119,646
    14      1,000     20,579      8,442      8,442    108,442     13,584     13,584    113,584     22,304     22,304    122,305
    15      1,000     22,657      8,837      8,837    108,837     14,741     14,741    114,742     25,200     25,200    125,201

    16      1,000     24,840      9,192      9,192    109,193     15,914     15,914    115,915     28,355     28,355    128,356
    17      1,000     27,132      9,507      9,507    109,508     17,101     17,101    117,101     31,794     31,794    131,795
    18      1,000     29,539      9,779      9,779    109,779     18,298     18,298    118,298     35,541     35,541    135,542
    19      1,000     32,066     10,001     10,001    110,002     19,500     19,500    119,500     39,622     39,622    139,623
    20      1,000     34,719     10,171     10,171    110,171     20,701     20,701    120,701     44,064     44,064    144,065

  @ 62                            9,504      9,504    109,504     28,596     28,596    128,596     88,319     88,319    188,320
  @ 65      1,000     69,761      7,942      7,942    107,943     31,275     31,275    131,275    116,956    116,956    216,956


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        526          0    100,526        570          0    100,570        614          0    100,614
     2      1,000      2,153      1,182        270    101,183      1,308        396    101,309      1,440        528    101,440
     3      1,000      3,310      1,817        813    101,817      2,067      1,063    102,067      2,338      1,334    102,338
     4      1,000      4,526      2,428      1,398    102,429      2,845      1,814    102,845      3,314      2,284    103,315
     5      1,000      5,802      3,015      1,985    103,016      3,641      2,610    103,641      4,375      3,345    104,376

     6      1,000      7,142      3,577      2,670    103,577      4,455      3,548    104,456      5,528      4,621    105,529
     7      1,000      8,549      4,111      3,328    104,111      5,285      4,502    105,286      6,779      5,996    106,779
     8      1,000     10,027      4,617      4,022    104,618      6,132      5,537    106,132      8,138      7,542    108,138
     9      1,000     11,578      5,094      4,687    105,095      6,992      6,585    106,993      9,612      9,205    109,612
    10      1,000     13,207      5,542      5,542    105,543      7,868      7,868    107,868     11,214     11,214    111,214

    11      1,000     14,917      5,957      5,957    105,958      8,754      8,754    108,754     12,952     12,952    112,952
    12      1,000     16,713      6,339      6,339    106,339      9,649      9,649    109,650     14,838     14,838    114,938
    13      1,000     18,599      6,684      6,684    106,685     10,553     10,553    110,554     16,884     16,884    116,885
    14      1,000     20,579      6,993      6,993    106,994     11,463     11,463    111,464     19,106     19,106    119,106
    15      1,000     22,657      7,262      7,262    107,263     12,375     12,375    112,376     21,516     21,516    121,516

    16      1,000     24,840      7,489      7,489    107,490     13,288     13,288    113,289     24,132     24,132    124,132
    17      1,000     27,132      7,669      7,669    107,670     14,194     14,194    114,195     26,966     26,966    126,967
    18      1,000     29,539      7,796      7,796    107,796     15,086     15,086    115,087     30,035     30,035    130,035
    19      1,000     32,066      7,863      7,863    107,864     15,957     15,957    115,958     33,355     33,355    133,355
    20      1,000     34,719      7,864      7,864    107,865     16,797     16,797    116,798     36,942     36,942    136,942

  @ 62                            5,494      5,494    105,495     21,009     21,009    121,010     71,425     71,425    171,426
  @ 65      1,000     69,761      2,667      2,667    102,668     21,087     21,087    121,088     92,633     92,633    192,633


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                    THE FLEX EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                      UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        624          0    100,625        671          0    100,672        719          0    100,719
     2      1,000      2,153      1,379        498    101,380      1,518        636    101,518      1,662        780    101,662
     3      1,000      3,310      2,113      1,156    102,114      2,391      1,434    102,392      2,692      1,735    102,693
     4      1,000      4,526      2,827      1,869    102,827      3,294      2,336    103,294      3,819      2,861    103,819
     5      1,000      5,802      3,519      2,562    103,520      4,225      3,267    104,225      5,051      4,093    105,051

     6      1,000      7,142      4,190      3,347    104,190      5,185      4,343    105,186      6,398      5,555    106,398
     7      1,000      8,549      4,841      4,113    104,841      6,178      5,450    106,179      7,873      7,145    107,873
     8      1,000     10,027      5,471      4,918    105,472      7,203      6,650    107,204      9,488      8,935    109,488
     9      1,000     11,578      6,085      5,706    106,085      8,265      7,886    108,265     11,260     10,881    111,260
    10      1,000     13,207      6,675      6,675    106,676      9,359      9,359    109,359     13,199     13,199    113,200

    11      1,000     14,917      7,243      7,243    107,243     10,485     10,485    110,485     15,322     15,322    115,322
    12      1,000     16,713      7,784      7,784    107,784     11,624     11,624    111,642     17,643     17,643    117,643
    13      1,000     18,599      8,297      8,297    108,298     12,829     12,829    112,829     20,180     20,180    120,180
    14      1,000     20,579      8,783      8,783    108,784     14,046     14,046    114,047     22,954     22,954    122,955
    15      1,000     22,657      9,240      9,240    109,240     15,293     15,293    115,294     25,988     25,988    125,989

    16      1,000     24,840      9,667      9,667    109,667     16,570     16,570    116,570     29,307     29,307    129,307
    17      1,000     27,132     10,066     10,066    110,066     17,879     17,879    117,880     32,941     32,941    132,941
    18      1,000     29,539     10,437     10,437    110,437     19,222     19,222    119,222     36,921     36,921    136,921
    19      1,000     32,066     10,778     10,778    110,779     20,597     20,597    120,598     41,280     41,280    141,281
    20      1,000     34,719     11,089     11,089    111,090     22,005     22,005    122,005     46,056     46,056    146,056

  @ 62                           11,971     11,971    111,972     32,341     32,341     32,341     94,673     94,673    194,673
  @ 65      1,000     69,761     11,408     11,408    111,409     36,740     36,740     36,742    126,783    126,783    226,783


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                              ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        547          0    100,548        592          0    100,593        637          0    100,638
     2      1,000      2,153      1,225        343    101,225      1,353        472    101,354      1,487        606    101,488
     3      1,000      3,310      1,879        922    101,880      2,135      1,177    102,135      2,412      1,455    102,413
     4      1,000      4,526      2,510      1,553    102,511      2,937      1,980    102,938      3,419      2,461    103,419
     5      1,000      5,802      3,116      2,159    103,117      3,759      2,801    103,759      4,512      3,555    104,513

     6      1,000      7,142      3,697      2,854    103,698      4,600      3,757    104,600      5,701      4,859    105,702
     7      1,000      8,549      4,250      3,522    104,250      5,457      4,729    105,458      6,992      6,264    106,992
     8      1,000     10,027      4,775      4,222    104,775      6,332      5,779    106,333      8,394      7,841    108,395
     9      1,000     11,578      5,273      4,894    105,273      7,226      6,847    107,226      9,920      9,581    109,920
    10      1,000     13,207      5,744      5,744    105,745      8,138      8,138    108,139     11,581     11,581    111,582

    11      1,000     14,917      6,189      6,189    106,189      9,070      9,070    109,070     13,391     13,391    113,392
    12      1,000     16,713      6,605      6,605    106,606     10,020     10,020    110,020     15,364     15,364    115,364
    13      1,000     18,599      6,993      6,993    107,993     10,987     10,987    110,987     17,513     17,513    117,514
    14      1,000     20,579      7,350      7,350    107,350     11,970     11,970    111,971     19,856     19,856    119,856
    15      1,000     22,657      7,676      7,676    107,676     12,696     12,696    112,970     22,410     22,410    122,410

    16      1,000     24,840      7,967      7,967    107,968     13,980     13,980    113,981     25,192     25,192    125,192
    17      1,000     27,132      8,223      8,223    108,223     15,002     15,002    115,003     28,224     28,224    128,224
    18      1,000     29,539      8,439      8,439    108,440     16,031     16,031    116,032     31,526     31,526    131,527
    19      1,000     32,066      8,611      8,611    108,612     17,062     17,062    117,062     35,121     35,121    135,121
    20      1,000     34,719      8,739      8,739    108,739     18,092     18,092    118,093     39,035     39,035    139,036

  @ 62                            8,313      8,313    108,314     25,165     25,165    125,165     78,434     78,434    178,435
  @ 65      1,000     69,761      7,126      7,126    107,127     27,736     27,736    127,736    104,118    104,118    204,119


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 1.75%.

                                                                     [VERSION C]

                                                     PHOENIX INDIVIDUAL EDGE(SM)


                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY


                                                                       Issued by


                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY



IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171




PROSPECTUS                                                           MAY 1, 2000


This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection.

THE PHOENIX EDGE SERIES FUND
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Nifty Fifty Series
  [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
  [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Oakhurst Balanced Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series
  [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series

  MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
  [diamond] Phoenix-Aberdeen New Asia Series

  MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
  [diamond] Phoenix-Duff & Phelps Real Estate Securities Series


  MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
  [diamond] Phoenix-Bankers Trust Dow 30 Series
  [diamond] Phoenix-Federated U.S. Government Bond Series
  [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series
  [diamond] Phoenix-Janus Equity Income Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Janus Growth Series
  [diamond] Phoenix-Morgan Stanley Focus Equity Series
  [diamond] Phoenix-Schafer Mid-Cap Value Series

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

  MANAGED BY BANKERS TRUST COMPANY
  [diamond] EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.

  [diamond] Technology Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  MANAGED BY TEMPLETON GLOBAL ADVISORS LIMITED
  [diamond] Templeton Growth Securities Fund -- Class 2

  MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
  [diamond] Templeton Asset Strategy Fund -- Class 2
  [diamond] Templeton International Securities Fund -- Class 2

  MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
  [diamond] Templeton Developing Markets Securities Fund -- Class 2

  MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
  [diamond] Mutual Shares Securities Fund -- Class 2


WANGER ADVISORS TRUST
  MANAGED BY WANGER ASSET MANAGEMENT, L.P.
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Small Cap

    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.


The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus provides important information that a prospective investor ought to know before investing and should be kept for future reference.

This prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS
Heading                                                  Page
-------------------------------------------------------------

SPECIAL TERMS ..........................................    4
SUMMARY ................................................    6
PERFORMANCE HISTORY.....................................    7
REDUCTION CHARGES.......................................    7
PHOENIX AND THE VUL ACCOUNT.............................    8
   Phoenix .............................................    8
   The VUL Account .....................................    8
   The GIA .............................................    8
THE POLICY .............................................    8
   Introduction ........................................    8
   Eligible Purchasers .................................    9
   Flexible Premiums ...................................    9
   Allocation of Issue Premium .........................    9
   Free Look Period ....................................   10
   Temporary Insurance Coverage ........................   10
   Transfer of Policy Value ............................   10
     Systematic Transfer Program........................   10
     Nonsystematic Transfers ...........................   10
   Determination of Subaccount Values ..................   11
   Death Benefit .......................................   12
   Surrenders ..........................................   12
   Policy Loans ........................................   13
   Lapse ...............................................   14
   Payment of Premiums During Period of Disability .....   14
   Additional Insurance Options ........................   14
   Additional Rider Benefits ...........................   15
INVESTMENTS OF THE VUL ACCOUNT .........................   16
   Participating Investment Funds.......................   16
   Investment Advisors..................................   18
   Services of the Advisors ............................   19
   Reinvestment and Redemption .........................   19
   Substitution of Investments .........................   19
CHARGES AND DEDUCTIONS .................................   19
   General..............................................   19
   Charges Deducted Once ...............................   20
     State Premium Tax Charge ..........................   20
     Federal Tax Charge.................................   20
   Periodic Charges.....................................   20
   Conditional Charges..................................   21
   Investment Management Charge.........................   22
   Other Taxes .........................................   22
GENERAL PROVISIONS .....................................   22
   Postponement of Payments ............................   22
   Payment by Check ....................................   22
   The Contract ........................................   22
   Suicide .............................................   22
   Incontestability ....................................   22
   Change of Owner or Beneficiary ......................   22
   Assignment ..........................................   22
   Misstatement of Age or Sex ..........................   22
   Surplus..............................................   22
PAYMENT OF PROCEEDS ....................................   22
   Surrender and Death Benefit Proceeds ................   22
   Payment Options .....................................   23
FEDERAL INCOME TAX CONSIDERATIONS ......................   24
   Introduction ........................................   24
   Phoenix's Income Tax Status .........................   24
   Policy Benefits .....................................   24
   Business-Owned Policies..............................   25
   Modified Endowment Contracts ........................   25
   Limitations on Unreasonable Mortality
     and Expense Charges ...............................   26
   Qualified Plans .....................................   26
   Diversification Standards ...........................   26
   Change of Ownership or Insured or Assignment ........   26
   Other Taxes .........................................   26
VOTING RIGHTS ..........................................   26
   Phoenix..............................................   27
THE DIRECTORS AND EXECUTIVE OFFICERS
   OF PHOENIX...........................................   27
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ................   28
SALES OF POLICIES ......................................   28
STATE REGULATION .......................................   29
REPORTS ................................................   29
LEGAL PROCEEDINGS ......................................   29
LEGAL MATTERS ..........................................   29
REGISTRATION STATEMENT .................................   29
FINANCIAL STATEMENTS ...................................   29
APPENDIX A .............................................   93
APPENDIX B .............................................   97
APPENDIX C..............................................   98





THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the policy. An increase or decrease in the face amount of the policy will change the minimum required premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net asset value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each Subaccount of the VUL Account plus the policy's share in the values of the GIA.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a policy are allocated.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one valuation date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The policy value varies with the investment performance of the Funds and is not guaranteed.

    The policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."


[diamond] You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Conditional Charges--Surrender Charge."


INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the policy.

          o The fixed benefit is equal to the policy's face amount (Option 1)
          o The variable benefit equals the face amount plus the policy value (Option 2)

[diamond] After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $25,000.

[diamond] The death benefit is payable when the insured dies. See "Death
          Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:


    o   Disability Waiver of Specified Premium
    o   Accidental Death Benefit
    o   Death Benefit Protection
    o   Whole Life Exchange Option
    o   Purchase Protection Plan
    o   Living Benefits Option
    o   Cash Value Accumulation
    o   Child Term
    o   Family Term
    o   Phoenix Individual Edge Term


    Availability of these riders depends upon state approval and may involve an extra cost.

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond] Taxes

          o   State Premium Tax Charge--2.25%
          o   Federal Tax Charge--1.50%

    See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE

[diamond] Issue Expense Charge--Deducted in the first policy year only and payable in 12 monthly installments.

[diamond] Administrative Charge--The administrative charge is currently set at $5 per month and is guaranteed not to exceed $10 per month. This charge reimburses Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insured.


[diamond] Surrender Charge--Deducted if the policy is surrendered within the first 10 policy years. See "Surrender Charge."


[diamond] Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.


[diamond] Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

[diamond] Transfer Charge--Maximum of $10. See "Nonsystematic Transfers."

FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge:

[diamond] Policy years 1 through 15--.80% annually;

[diamond] Policy years 16 and after--.25% annually.

FROM THE FUND
    The assets of the VUL Account are used to purchase, at net asset value, shares of your selected underlying Funds. The net asset value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] within 10 days after you receive the policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.

    See "Free Look Period."

RISK OF LAPSE
    During the first 8 policy years the policy will remain in force as long as the account value is enough to pay the necessary monthly charges. After that, the policy will stay in force for as long as the cash surrender value is enough to pay the monthly deduction charged under the policy. When in the first 8 policy years the Account Value is no longer enough to cover the monthly charges, or in following years, the cash surrender value is no longer enough to cover the monthly charges, the policy lapses, or ends. We will let you know of an impending lapse situation and give you the opportunity (a "grace period") to keep the policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The policy is subject to laws and regulations in every state where it is sold. Therefore, the terms of the policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.



REDUCTION IN CHARGES
--------------------------------------------------------------------------------
    The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond] the number of insured,

[diamond] the total premium expected to be paid,

[diamond] the total assets under management for the policyowner,

[diamond] the nature of the relationship among individual insureds,

[diamond] the purpose for which the policies are being purchased,

[diamond] whether there is a preexisting relationship with us, such as being an employee of PHL or its affiliates and their spouses; employees or agents who retire from PHL or its affiliates; Phoenix Equity Planning Corporation ("PEPCO"), its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

[diamond] internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

    other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------

PHOENIX
    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full-time agents and through brokers. On April 17, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company authorized management to develop a plan for conversion from a mutual to a publicly traded stock company. If such a plan is developed and adopted by the Board, it would be subject to the approval of the New York Insurance Department and other regulators and submitted to policyholders for approval. The plan would go into effect only after all these requirements had been met. There is no assurance that any such plan will be adopted, and if adopted, there is no guarantee as to the amount or nature of consideration to eligible policyholders.


THE VUL ACCOUNT

    The VUL Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.


    The VUL Account is divided into Subaccounts, each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.


THE  GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% (4% in New York and New Jersey). Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.


    On the last business day of each calendar week, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total policy value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION
    The policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The policy value varies according to the investment performance of the Series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums

    The minimum issue premium for a policy is generally 1/6 of the planned annual premium and is due on the policy date. The Insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by 2.25% for state premium tax and by 1.50% for federal tax. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.


    The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.


    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM

    We will generally allocate the issue premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account and, at the expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.


FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").

    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

(1) the current policy value less any unpaid loans and loan interest; plus

(2) any monthly deductions, partial surrender fees and other charges made under the policy.

    For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unrepaid loans and loan interest and less any partial surrender amounts paid.

    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a policy is signed and submitted with the issue premium, we issue a temporary insurance receipt. Under the temporary insurance receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are


[diamond] $25 monthly,

[diamond] $75 monthly,

[diamond] $150 semiannually or

[diamond] $300 annually.

    You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.


    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.


    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.


NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you bear the risk of loss resulting from instructions entered by an unauthorized third party that

Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the Subaccount or the GIA is being transferred;
          or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would be less than $500 immediately after the transfer.

    You may make only 1 transfer per policy year from the unloaned portion of the GIA unless

(1) the transfer(s) are made as part of a Systematic Transfer Program, or

(2) we agree to make an exception to this rule.

    The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to 1 or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of the remaining value

[diamond] Year Three:     50% of the remaining value

[diamond] Year Four:      100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


    Because excessive exchanges between Subaccounts can adversely affect Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.


    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES

    We establish the unit value of each Subaccount on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just prior valuation date by the net investment factor for that Subaccount for the then current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.


    The net investment factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B)
    --------- - (D) where:
       (C)


(A) = the value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period

(B) = the amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period

(C) = the value of the assets in the Subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date

(D) = the sum of the following daily charges multiplied by the number of days in the current valuation period:


       1. the mortality and expense risk charge; and

       2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the policy's face amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the policy's face amount on the date of the death of the Insured, plus the policy value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the policy value on the date of death of the Insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the Insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.


    There is a monthly charge equal to $0.01 per $1,000 of face amount for policies issued with a Guaranteed Death Benefit Rider.


LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT

    Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Modified Endowment Contracts--Material Change Rules."


PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
    Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond] In all states except New York and New Jersey, the loan interest rate in effect following the policy anniversary nearest the Insured's 65th birthday will be 2.25%. The rates in effect before the Insured reaches age 65 will be:

          o   Policy years 1-10:                                 4%
          o   Policy years 11-15:                                3%
          o   Policy years 16 and thereafter:                 2.25%

[diamond] In New York and New Jersey only, the loan interest rate in effect following the policy anniversary nearest the Insured's 65th birthday will be 4.25%. The rates in effect before the Insured reaches age 65 will be:

          o   Policy years 1-10                                   6%
          o   Policy years 11-15:                                 5%
          o   Policy years 16 and thereafter:                  4.25%

    You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.


    If on any monthly calculation day during the first 8 policy years, the account value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.


    During the grace period, the policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days have passed after we mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the policy is in force and the Insured is insurable, the policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Free Look Period as described in "The Policy" section of this prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS

    You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state) and additional riders may be available as described in the policy.

[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least 6 months. Premiums will be waived to the policy anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms may vary by state.


[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the Insured's 75th birthday, if:

          o the Insured dies from bodily injury that results from an accident;
            and
          o the Insured dies no later than 90 days after injury.


[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The 3 available guarantee periods are:


          1 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 70th birthday or policy year 7;

          2 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 80th birthday or policy year 10;

          3 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 95th birthday.

          Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

          For policies issued in New York, 2 guarantee periods are available:

          1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

          2   The policy anniversary nearest the Insured's 95th birthday.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond] CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

[diamond] CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the Insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

[diamond] FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the Insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond] PHOENIX INDIVIDUAL EDGE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 on the life of the Insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 4 times the initial face amount of the policy.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is to seek long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.


    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Advisor's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    A certain Subaccount invests in a corresponding series of the Deutsche Asset Management VIT Funds. The following series is currently available:


    EAFE(R) EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding series of the Federated Insurance Series. The following series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    A certain subaccount invests in a corresponding series of the The Universal Institutional Funds, Inc. The following series is currently available:


    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Certain Subaccounts invest in Class 2 Shares of a corresponding fund of the Franklin Templeton Variable Insurance Products Trust. The following funds are currently available:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests primarily in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging markets equity securities.

    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

WANGER ADVISORS TRUST
    Certain Subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Phoenix nor the funds' trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contractowners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contractowners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the funds; or

[diamond] differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:
    o Phoenix-Goodwin Money Market Series
    o Phoenix-Goodwin Multi-Sector Fixed Income Series
    o Phoenix-Hollister Value Equity Series
    o Phoenix-Oakhurst Balanced Series
    o Phoenix-Oakhurst Growth and Income Series
    o Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond] Phoenix-Aberdeen International Advisors, LLC ("PAIA")
          o   Phoenix-Aberdeen International Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          o   Phoenix-Engemann Capital Growth Series
          o   Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC  ("Seneca")
          o   Phoenix-Seneca Mid-Cap Growth Series
          o   Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond] Bankers Trust Company
          o   Phoenix-Bankers Trust Dow 30 Series

[diamond] Federated Investment Management Company
          o   Phoenix-Federated U.S. Government Bond Series


[diamond] J.P. Morgan Investment Management, Inc.
          o   Phoenix-J.P. Morgan Research Enhanced Index  Series


[diamond] Janus Capital Corporation
          o   Phoenix-Janus Equity Income Series
          o   Phoenix-Janus Flexible Income Series
          o   Phoenix-Janus Growth Series

[diamond] Morgan Stanley Asset Management Inc.
          o   Phoenix-Morgan Stanley Focus Equity Series

[diamond] Schafer Capital Management, Inc.
          o   Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond] Bankers Trust Company
          o   EAFE(R) Equity Index Fund

[diamond] Federated Investment Management Company
          o   Federated Fund for U.S. Government Securities II
          o   Federated High Income Bond Fund II


[diamond] Franklin Mutual Advisers, LLC
          o   Mutual Shares Securities Fund

[diamond] Morgan Stanley Asset Management Inc.
          o   Technology Portfolio

[diamond] Templeton Asset Management, Ltd.
          o   Templeton Developing Markets Securities Fund

[diamond] Templeton Global Advisers Limited
          o   Templeton Growth Securities Fund

[diamond] Templeton Investment Counsel, Inc.
          o   Templeton Asset Strategy Fund
          o   Templeton International Securities Fund


[diamond] Wanger Asset Management, L.P.
          o   Wanger Foreign Forty
          o   Wanger International Small Cap
          o   Wanger Twenty
          o   Wanger U.S. Small Cap

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
    Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE

[diamond] STATE PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond] ISSUE EXPENSE CHARGE. This charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy. The issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600.

          Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the policy. Generally, administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain member characteristics, the purposes for which the policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond] ADMINISTRATIVE CHARGE. The administrative charge is currently set at $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.


[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates are based on the sex, attained age, duration and risk class of the Insured. In certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a higher mortality risk, depending on the health of the insureds as determined by medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is divided into four categories: smoker and 3 classes of nonsmokers. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.


[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially select this schedule in your application, and you can change it later from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% is deducted daily from the VUL Account. After the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the GIA.

          The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that we pay out will be greater than what we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first 10 policy years, the surrender charge is equal to a certain premium called the commission target premium multiplied by the following factors:

          2.25                  for policy months 1-60
          2.25 minus .03 t      where t equals policy months 61-96
          1.17 minus .0488 t    where t equals policy months 97-119
          0                     for policy month greater than 119

          This amount is capped by the maximum allowable surrender charge under the Standard Nonforfeiture Law of each state.

          The following table shows the surrender charges applicable for a male nonsmoker for a total amount of $100,000:

                      ISSUE AGE             INITIAL SURRENDER
                      ---------             -----------------
                        25                       1,235.25
                        35                       1,923.75
                        45                       3,127.94
                        55                       4,611.17
                        65                       5,850.00
                        75                       5,850.00
                        85                       5,850.00

          The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:

                          SURRENDER CHARGE SCHEDULE
                          -------------------------

          POLICY   SURRENDER   POLICY  SURRENDER  POLICY SURRENDER
           MONTH     CHARGE    MONTH    CHARGE    MONTH   CHARGE
           -----     ------    -----    ------    -----   ------
            1-12    $1923.75     78    $1462.05    100    $833.45
           13-24     1923.75     79     1436.40    101     791.73
           25-36     1923.75     80     1410.75    102     750.01
           37-48     1923.75     81     1385.10    103     708.28
           49-60     1923.75     82     1359.45    104     666.56
             61      1898.10     83     1333.80    105     624.83
             62      1872.45     84     1308.15    106     583.11
             63      1846.80     85     1282.50    107     541.39
             64      1821.15     86     1256.85    108     499.66
             65      1795.50     87     1231.20    109     457.94
             66      1769.85     88     1205.55    110     416.21
             67      1744.20     89     1179.90    111     374.49
             68      1718.55     90     1154.25    112     332.77
             69      1692.90     91     1128.60    113     291.04
             70      1667.25     92     1102.95    114     249.32
             71      1641.60     93     1077.30    115     207.59
             72      1615.95     94     1051.65    116     165.87
             73      1590.30     95     1026.00    117     124.15
             74      1564.65     96     1000.35    118      82.42
             75      1539.00     97      958.63    119      40.70
             76      1513.35     98      916.90    120        .00
             77      1487.70     99      875.18

          The surrender charge will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 10th policy year.

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If the Insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We cannot contest this policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the Insured's death. If the named beneficiary dies before the Insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the Insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the Insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and

          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as 1 modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than 1 modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series' assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the Insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the

Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the Investment Advisor of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only 1 vote as the holder of a policy, irrespective of policy value or the number of the policies you hold.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

John C. Bacot                Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer, The
                             Wiremold Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             Cambridge, Massachusetts;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner,
                             Lord, Day & Lord, Barret Smith
                             New York, New York


Robert W. Fiondella          Chairman of the Board and
                             Chief Executive Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut


John E. Haire                President of
                             The Fortune Group
                             New York, New York

Jerry J. Jasinowski          President, National Association
                             of Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, Governance &
                             Nominating Committees, Arch
                             Chemicals, Inc., Westport,
                             Connecticut; formerly
                             Chairman, President and Chief
                             Executive Officer, Olin Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche          Limited Managing Director, Lazard
                             Freres & Company L.L.C.
                             New York, New York

Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York

Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York

Robert G. Wilson             Retired, formerly Chairman and
                             Chief Executive Officer, Ecologic
                             Waste Services, Inc. Miami,
                             Florida


Dona D. Young                President, Phoenix Home Life
                             Mutual Insurance Company
                             Hartford, Connecticut


EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION


Robert W. Fiondella          Chairman of the Board and Chief
                             Executive Officer

Dona D. Young                President


Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer

Carl T. Chadburn             Executive Vice President

David W. Searfoss            Executive Vice President and
                             Chief Financial Officer


Nathaniel C. Brinn           Senior Vice President


Martin J. Gavin              Senior Vice President,
                             Trust Operations

Randall C. Giangiulio        Senior Vice President,
                             Group Life and Health


Michael J. Gilotti           Senior Vice President


Edward P. Hourihan           Senior Vice President,
                             Information Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President,
                             Individual Financial

Maura L. Melley              Senior Vice President,
                             Public Affairs


Charles L. Olsen             Senior Vice President


Robert E. Primmer            Senior Vice President,
                             Individual Distribution


Tracy L. Rich                Senior Vice President

Joel D. Sanders              Senior Vice President


Frederick W. Sawyer, III     Senior Vice President

Jack F. Solan, Jr.           Senior Vice President,
                             Strategic Development

Simon Y. Tan                 Senior Vice President, Market
                             and Product Development

Anthony J. Zeppetella        Senior Vice President,
                             Corporate Portfolio Management

Walter H. Zultowski          Senior Vice President,
                             Marketing and Market Research;
                             formerly Senior
                             Vice President,
                             LIMRA International,
                             Hartford, Connecticut

    The above listing reflects the positions held at Phoenix during the last 5 years.



SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the policy.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1999.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS

DECEMBER 31, 1999

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999

                                                                ENGEMANN           GOODWIN           OAKHURST
                                            GOODWIN MONEY       CAPITAL          MULTI-SECTOR        STRATEGIC          ABERDEEN
                                               MARKET            GROWTH          FIXED INCOME       ALLOCATION        INTERNATIONAL
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  36,172,745    $  304,559,369      $  20,646,125     $  43,191,926     $  63,645,004
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  36,172,745    $  448,728,926      $  18,455,528     $  49,617,057     $  77,234,406
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............      36,172,745       448,728,926         18,455,528        49,617,057        77,234,406
LIABILITIES
       Accrued expenses to related party.          22,449           291,917             12,302            33,157            50,070
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  36,150,296    $  448,437,009      $  18,443,226     $  49,583,900     $  77,184,336
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       23,137,709        64,302,622          8,059,238        13,473,562        26,138,742
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.562397    $     6.973853      $    2.288458     $    3.680088     $    2.952871
                                            =============    ==============      =============     =============     =============


                                                              DUFF & PHELPS         SENECA                             RESEARCH
                                              OAKHURST         REAL ESTATE        STRATEGIC         ABERDEEN           ENHANCED
                                              BALANCED         SECURITIES           THEME           NEW ASIA            INDEX
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  26,273,562     $   4,793,113      $  18,085,301     $   2,741,828     $  24,785,826
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  31,642,850     $   4,020,674      $  24,186,768     $   3,057,608     $  28,154,106
                                            -------------    --------------      -------------     -------------     -------------
              Total assets..............       31,642,850         4,020,674         24,186,768         3,057,608        28,154,106
LIABILITIES
       Accrued expenses to related party.          21,131             2,567             14,929             2,018            18,617
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  31,621,719    $    4,018,107      $  24,171,839     $   3,055,590     $  28,135,489
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       13,638,575         3,129,571          9,417,741         3,212,043        17,142,029
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    2.318550    $     1.283916      $    2.566628     $    0.951292     $    1.641316
                                            =============    ==============      =============     =============     =============


                                                                  SENECA           OAKHURST
                                              ENGEMANN            MID-CAP         GROWTH AND        HOLLISTER           SCHAFER
                                             NIFTY FIFTY          GROWTH            INCOME         VALUE EQUITY       MID-CAP VALUE
                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $   6,933,141    $    2,156,212      $   8,743,326     $   2,244,858     $   1,647,078
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $   8,812,180    $    3,157,717      $  10,108,660     $   2,612,019     $   1,502,253
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............       8,812,180         3,157,717         10,108,660         2,612,019         1,502,253
LIABILITIES
       Accrued expenses to related party.           5,722             1,903              6,591             1,665             1,189
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $   8,806,458    $    3,155,814      $  10,102,069     $   2,610,354     $   1,501,064
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........        5,353,879         1,844,737          7,271,955         1,937,918         1,915,460
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.644874    $     1.710712      $    1.389182     $    1.346989     $    0.783657
                                            =============    ==============      =============     =============     =============


                                                                WANGER                              TEMPLETON
                                             WANGER U.S.     INTERNATIONAL        TEMPLETON           ASSET            TEMPLETON
                                             SMALL CAP         SMALL CAP            STOCK           ALLOCATION        INTERNATIONAL
                                             SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                          ----------------   ---------------   ----------------  ----------------   ---------------
ASSETS
       Investments at cost...............   $  34,000,619    $   13,547,992      $     255,329     $     262,651     $   1,140,606
                                            =============    ==============      =============     =============     =============
       Investments at market.............   $  41,762,466    $   29,265,084      $     298,740     $     289,238     $   1,271,691
                                            -------------    --------------      -------------     -------------     -------------
              Total assets...............      41,762,466        29,265,084            298,740           289,238         1,271,691
LIABILITIES
       Accrued expenses to related party.          26,850            17,620                184               187               779
                                            -------------    --------------      -------------     -------------     -------------
NET ASSETS..............................    $  41,735,616    $   29,247,464      $     298,556     $     289,051     $   1,270,912
                                            =============    ==============      =============     =============     =============
Accumulation units outstanding..........       23,396,320        11,233,769            234,852           235,662           999,489
                                            =============    ==============      =============     =============     =============
Unit value..............................    $    1.783854    $     2.603531      $    1.271250     $    1.226552     $    1.271562
                                            =============    ==============      =============     =============     =============

                        See Notes to Financial Statements

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999
                                                             (CONTINUED)

                                             TEMPLETON
                                             DEVELOPING        MUTUAL SHARES       WANGER             WANGER             EAFE
                                              MARKETS           INVESTMENTS        TWENTY         FOREIGN FORTY      EQUITY INDEX
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------   ---------------- ----------------  -----------------  ----------------
ASSETS
       Investments at cost...............    $    647,618       $    401,439     $    620,952      $     388,605      $    219,790
                                             ============       ============     ============      =============      ============
       Investments at market.............    $    765,101       $    411,374     $    686,777      $     603,018      $    237,869
                                             ------------       ------------     ------------      -------------      ------------
              Total assets...............         765,101            411,374          686,777            603,018           237,869
LIABILITIES
       Accrued expenses to related party.             467                269              416                335               140
                                             ------------       ------------     ------------      -------------      ------------
NET ASSETS..............................     $    764,634       $    411,105     $    686,361      $     602,683      $    237,729
                                             ============       ============     ============      =============      ============
Accumulation units outstanding..........          474,876            380,974          496,070            317,402           200,992
                                             ============       ============     ============      =============      ============
Unit value..............................     $   1.610176       $   1.079090     $   1.383596      $    1.898803      $   1.182776
                                             ============       ============     ============      =============      ============


                                                                 FEDERATED        FEDERATED
                                              BANKERS           U.S. GOV'T       HIGH INCOME          JANUS
                                            TRUST DOW 30       SECURITIES II    BOND FUND II      EQUITY INCOME      JANUS GROWTH
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                           ---------------   ---------------- ----------------  -----------------  ----------------
ASSETS
       Investments at cost...............    $      5,260       $     79,497     $    176,220      $      13,190      $    177,361
                                             ============       ============     ============      =============      ============
       Investments at market.............    $      5,282       $     79,711     $    179,326      $      13,399      $    179,523
                                             ------------       ------------     ------------      -------------      ------------
              Total assets...............           5,282             79,711          179,326             13,399           179,523
LIABILITIES
       Accrued expenses to related party.               0                 51              119                  1                16
                                             ------------       ------------     ------------      -------------      ------------
NET ASSETS..............................     $      5,282       $     79,660     $    179,207      $      13,398      $    179,507
                                             ============       ============     ============      =============      ============
Accumulation units outstanding..........            5,241             78,777          179,788             13,204           172,171
                                             ============       ============     ============      =============      ============
Unit value..............................     $   1.007802       $   1.011204     $   0.996767      $    1.014664     $    1.042609
                                             ============       ============     ============      =============      ============


                                               JANUS
                                              FLEXIBLE        MORGAN STANLEY     TECHNOLOGY
                                               INCOME          FOCUS EQUITY      PORTFOLIO
                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                           ---------------   ---------------- ----------------
ASSETS
       Investments at cost...............    $      4,322       $      1,999     $    109,734
                                             ============       ============     ============
       Investments at market.............    $      4,315       $      2,073     $    112,136
                                             ------------       ------------     ------------
              Total assets...............           4,315              2,073          112,136
LIABILITIES
       Accrued expenses to related party.               1                  0               12
                                             ------------       ------------     ------------
NET ASSETS..............................     $      4,314       $      2,073     $    112,124
                                             ============       ============     ============
Accumulation units outstanding..........            4,312              2,000          104,360
                                             ============       ============     ============
Unit value..............................     $   1.000255       $   1.036684     $   1.074396
                                             ============       ============     ============

                        See Notes to Financial Statements

                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                       GOODWIN          OAKHURST
                                                                   GOODWIN MONEY      ENGEMANN       MULTI-SECTOR       STRATEGIC
                                                                      MARKET       CAPITAL GROWTH    FIXED INCOME       ALLOCATION
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $  1,401,659     $    881,082    $   1,426,094     $  1,035,758
Expenses
       Mortality, expense risk and administrative charges...             236,917        2,894,867          137,459          362,811
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)...............................            1,164,742       (2,013,785)       1,288,635          672,947
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions...........                  -            199,224            1,383            6,462
Net realized gain distribution from Fund...................                  -         33,712,379              -          2,422,170
Net unrealized appreciation (depreciation) on investment...                  -         67,520,555         (510,719)       1,547,396
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments.............................                  -        101,432,158         (509,336)       3,976,028
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations.................................................         $  1,164,742     $ 99,418,373    $     779,299     $  4,648,975
                                                                    ============     ============    =============     ============


                                                                                                     DUFF & PHELPS       SENECA
                                                                     ABERDEEN         OAKHURST        REAL ESTATE       STRATEGIC
                                                                  INTERNATIONAL       BALANCED        SECURITIES          THEME
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $  1,559,263     $    722,804    $     201,455     $        -
Expenses
       Mortality, expense risk and administrative charges...             513,193          235,015           31,223          114,711
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)................................           1,046,070          487,789          170,232         (114,711)
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions............              47,349           13,373           (8,551)          (3,328)
Net realized gain distribution from Fund....................           9,024,051        1,090,011              -          2,873,771
Net unrealized appreciation (depreciation) on investment....           6,988,805        1,469,608          (25,923)       4,256,078
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments..............................          16,060,205        2,572,992          (34,474)       7,126,521
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations..................................................        $ 17,106,275     $  3,060,781    $     135,758     $  7,011,810
                                                                    ============     ============    =============     ============


                                                                     ABERDEEN         RESEARCH      ENGEMANN NIFTY        SENECA
                                                                     NEW ASIA      ENHANCED INDEX       FIFTY         MID-CAP GROWTH
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------- ---------------- ----------------  ---------------
Investment income
       Distributions........................................        $     22,625     $    209,690    $         -       $        -
Expenses
       Mortality, expense risk and administrative charges...              17,571          172,148           40,023           13,409
                                                                    ------------     ------------    -------------     ------------
Net investment income (loss)................................               5,054           37,542          (40,023)         (13,409)
                                                                    ------------     ------------    -------------     ------------
Net realized gain (loss) from share transactions............               4,188            9,241              817            4,734
Net realized gain distribution from Fund....................                 -          1,395,107              -             74,364
Net unrealized appreciation (depreciation) on investment....             869,485        2,060,618        1,626,903          871,293
                                                                    ------------     ------------    -------------     ------------
Net gain (loss) on investments..............................             873,673        3,464,966        1,627,720          950,391
                                                                    ------------     ------------    -------------     ------------
Net increase (decrease) in net assets resulting from
operations..................................................        $    878,727     $  3,502,508    $   1,587,697     $    936,982
                                                                    ============     ============    =============     ============

                        See Notes to Financial Statements

                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                   OAKHURST
                                                                  GROWTH AND       HOLLISTER         SCHAFER          WANGER U.S.
                                                                    INCOME        VALUE EQUITY     MID-CAP VALUE      SMALL CAP
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $     51,165       $     6,780     $     20,315       $       -
Expenses
       Mortality, expense risk and administrative charges.             55,910            12,530           10,223           268,787
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             (4,745)           (5,750)          10,092          (268,787)
                                                                 ------------       -----------     ------------       -----------
Net realized gain (loss) from share transactions..........               (252)            3,904          (25,572)           72,743
Net realized gain distribution from Fund..................            119,133           142,030              -           2,967,831
Net unrealized appreciation (depreciation) on investment..          1,012,913           291,974         (130,299)        4,934,358
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................          1,131,794           437,908         (155,871)        7,974,932
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $  1,127,049       $   432,158     $   (145,779)      $ 7,706,145
                                                                 ============       ===========     ============       ===========


                                                                   WANGER                           TEMPLETON
                                                                INTERNATIONAL       TEMPLETON         ASSET           TEMPLETON
                                                                  SMALL CAP          STOCK          ALLOCATION       INTERNATIONAL
                                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $    190,889       $     1,255     $        844       $    3,225
Expenses
       Mortality, expense risk and administrative charges.            123,317             1,324            1,149             4,112
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             67,572               (69)            (305)             (887)
                                                                 ------------       -----------     ------------       -----------
Net realized gain (loss) from share transactions..........             28,287             1,336              172            16,281
Net realized gain distribution from Fund..................                -               6,648            5,190            12,000
Net unrealized appreciation (depreciation) on investment..         15,112,035            42,995           26,220           129,839
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................         15,140,322            50,979           31,582           158,120
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $ 15,207,894       $    50,910     $     31,277      $    157,233
                                                                 ============       ===========     ============       ===========


                                                                   TEMPLETON
                                                                  DEVELOPING      MUTUAL SHARES       WANGER            WANGER
                                                                   MARKETS         INVESTMENTS        TWENTY         FOREIGN FORTY
                                                                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)     SUBACCOUNT(2)
                                                               ---------------  ---------------- ----------------  ----------------
Investment income
       Distributions......................................       $        265       $       156     $        -         $       -
Expenses
       Mortality, expense risk and administrative charges.              2,573             1,498            2,874             1,627
                                                                 ------------       -----------     ------------       -----------
Net investment income (loss)..............................             (2,308)           (1,342)          (2,874)           (1,627)
                                                                 ------------       -----------     ------------       -----------

Net realized gain (loss) from share transactions..........               (584)              382           12,711             7,285
Net realized gain distribution from Fund..................                -                 -                -                 -
Net unrealized appreciation (depreciation) on investment..            117,427             9,335           65,825           214,413
                                                                 ------------       -----------     ------------       -----------
Net gain (loss) on investments............................            116,843             9,717           78,536           221,698
                                                                 ------------       -----------     ------------       -----------
Net increase (decrease) in net assets resulting from
operations................................................       $    114,535       $     8,375     $     75,662       $   220,071
                                                                 ============       ===========     ============       ===========

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999

                        See Notes to Financial Statements


                                                       STATEMENT OF OPERATIONS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                                                 FEDERATED         FEDERATED
                                                                 EAFE            BANKERS         U.S. GOV'T       HIGH INCOME
                                                             EQUITY INDEX      TRUST DOW 30     SECURITIES II     BOND FUND II
                                                             SUBACCOUNT(3)     SUBACCOUNT(4)    SUBACCOUNT(5)     SUBACCOUNT(6)
                                                            ----------------  ---------------  ---------------- ----------------
Investment income
       Distributions....................................       $      3,673       $        6      $        -        $       -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                364                0               144              287
                                                               ------------       ----------      ------------      -----------
Net investment income (loss)............................              3,309                6              (144)            (287)
                                                               ------------       ----------      ------------      -----------
Net realized gain (loss) from share transactions........                 (2)             -                  (0)             (11)
Net realized gain distribution from Fund................              6,862              -                 -                -
Net unrealized appreciation (depreciation) on investment             18,079               22               214            3,106
                                                               ------------       ----------      ------------      -----------
Net gain (loss) on investments..........................             24,939               22               214            3,095
                                                               ------------       ----------      ------------      -----------
Net increase (decrease) in net assets resulting from
operations..............................................       $     28,248       $       28      $         70      $     2,808
                                                               ============       ==========      ============      ===========


                                                                 JANUS                          JANUS FLEXIBLE   MORGAN STANLEY
                                                             EQUITY INCOME     JANUS GROWTH         INCOME       FOCUS EQUITY
                                                             SUBACCOUNT(7)     SUBACCOUNT(8)     SUBACCOUNT(9)   SUBACCOUNT(10)
                                                            ----------------  ---------------  ---------------- ---------------
Investment income
       Distributions....................................       $        -         $      -        $          9      $       -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                  1               16                 1                0
                                                               ------------       ----------      ------------      -----------
Net investment income (loss)............................                 (1)             (16)                8              -
                                                               ------------       ----------      ------------      -----------
Net realized gain (loss) from share transactions........                -                  0                (0)               1
Net realized gain distribution from Fund................                -                -                 -                -
Net unrealized appreciation (depreciation) on investment                209            2,162                (7)              74
                                                               ------------       ----------      ------------      -----------
Net gain (loss) on investments..........................                209            2,162                (7)              75
                                                               ------------       ----------      ------------      -----------
Net increase (decrease) in net assets resulting from
operations..............................................       $        208       $    2,146      $          1      $        75
                                                               ============       ==========      ============      ===========


                                                               TECHNOLOGY
                                                               PORTFOLIO
                                                             SUBACCOUNT(11)
                                                            ----------------
Investment income
       Distributions....................................       $        -
Expenses
       Mortality, expense risk and administrative
       charges..........................................                 12
                                                               ------------
Net investment income (loss)............................                (12)
                                                               ------------
Net realized gain (loss) from share transactions........                 (0)
Net realized gain distribution from Fund................                -
Net unrealized appreciation (depreciation) on investment              2,402
                                                               ------------
Net gain (loss) on investments..........................              2,402
                                                               ------------
Net increase (decrease) in net assets resulting from
operations..............................................       $      2,390
                                                               ============

  (3) From inception July 20, 1999 to December 31, 1999
  (4) From inception December 23, 1999 to December 31, 1999
  (5) From inception August 5, 1999 to December 31, 1999
  (6) From inception August 2, 1999 to December 31, 1999
  (7) From inception December 23, 1999 to December 31, 1999
  (8) From inception December 20, 1999 to December 31, 1999
  (9) From inception December 21, 1999 to December 31, 1999
 (10) From inception December 21, 1999 to December 31, 1999
 (11) From inception December 20, 1999 to December 31, 1999

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                                      GOODWIN
                                                                          GOODWIN               ENGEMANN            MULTI-SECTOR
                                                                        MONEY MARKET         CAPITAL GROWTH         FIXED INCOME
                                                                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................          $     1,164,742       $    (2,013,785)      $    1,288,635
       Net realized gain (loss)...............................                      -              33,911,603                1,383
       Net unrealized appreciation (depreciation).............                      -              67,520,555             (510,719)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                1,164,742            99,418,373              779,299
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................               45,745,678            55,380,624            3,185,838
       Participant transfers..................................              (32,514,036)            2,056,950               10,155
       Participant withdrawals................................               (7,462,353)          (39,295,629)          (1,861,647)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
               from participant transactions..................                5,769,289            18,141,945            1,334,346
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                6,934,031           117,560,318            2,113,645
NET ASSETS
       Beginning of period....................................               29,216,265           330,876,691           16,329,581
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $    36,150,296       $   448,437,009       $   18,443,226
                                                                        ===============       ===============       ==============


                                                                         OAKHURST
                                                                         STRATEGIC              ABERDEEN              OAKHURST
                                                                         ALLOCATION           INTERNATIONAL           BALANCED
                                                                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................          $       672,947       $     1,046,070       $      487,789
       Net realized gain (loss)...............................                2,428,632             9,071,400            1,103,384
       Net unrealized appreciation (depreciation).............                1,547,396             6,988,805            1,469,608
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                4,648,975            17,106,275            3,060,781
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                5,766,295             8,895,302            4,014,520
       Participant transfers..................................                  426,167            (2,116,044)             785,289
       Participant withdrawals................................               (4,114,288)           (6,140,365)          (3,398,123)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
               from participant transactions..................                2,078,174               638,893            1,401,686
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                6,727,149            17,745,168            4,462,467
NET ASSETS
       Beginning of period....................................               42,856,751            59,439,168           27,159,252
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $    49,583,900       $    77,184,336       $   31,621,719
                                                                        ===============       ===============       ==============


                                                                        DUFF & PHELPS
                                                                         REAL ESTATE            SENECA               ABERDEEN
                                                                         SECURITIES            STRATEGIC             NEW ASIA
                                                                         SUBACCOUNT         THEME SUBACCOUNT         SUBACCOUNT
                                                                     -------------------   -------------------   ------------------
FROM OPERATIONS
       Net investment income (loss)...........................           $      170,232       $      (114,711)       $       5,054
       Net realized gain (loss)...............................                   (8,551)            2,870,443                4,188
       Net unrealized appreciation (depreciation).............                  (25,923)            4,256,078              869,485
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) resulting from operations......                  135,758             7,011,810              878,727
                                                                        ---------------       ---------------       --------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                1,205,811             3,459,133              500,215
       Participant transfers..................................                 (767,489)            7,228,439              378,701
       Participant withdrawals................................                 (441,550)           (1,588,498)            (180,470)
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    (3,228)            9,099,074              698,446
                                                                        ---------------       ---------------       --------------
       Net increase (decrease) in net assets..................                  132,530            16,110,884            1,577,173
NET ASSETS
       Beginning of period....................................                3,885,577             8,060,955            1,478,417
                                                                        ---------------       ---------------       --------------
       End of period..........................................          $     4,018,107       $    24,171,839       $    3,055,590
                                                                        ===============       ===============       ==============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                         RESEARCH ENHANCED         ENGEMANN             SENECA
                                                                               INDEX             NIFTY FIFTY        MID-CAP GROWTH
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $       37,542       $      (40,023)     $     (13,409)
       Net realized gain (loss)...............................                    1,404,348                  817             79,098
       Net unrealized appreciation (depreciation).............                    2,060,618            1,626,903            871,293
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    3,502,508            1,587,697            936,982
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    4,764,435            1,600,829            550,378
       Participant transfers..................................                    9,507,736            4,539,540            896,097
       Participant withdrawals................................                   (2,366,241)            (663,615)          (177,076)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    11,905,930            5,476,754          1,269,399
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                   15,408,438            7,064,451          2,206,381
NET ASSETS
       Beginning of period....................................                   12,727,051            1,742,007            949,433
                                                                             --------------       --------------      -------------
       End of period..........................................               $   28,135,489       $    8,806,458      $   3,155,814
                                                                             ==============       ==============      =============


                                                                              OAKHURST            HOLLISTER           SCHAFER
                                                                          GROWTH AND INCOME      VALUE EQUITY       MID-CAP VALUE
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $       (4,745)      $       (5,750)      $     10,092
       Net realized gain (loss)...............................                      118,881              145,934            (25,572)
       Net unrealized appreciation (depreciation).............                    1,012,913              291,974           (130,299)
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    1,127,049              432,158           (145,779)
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    2,435,487              547,053            436,822
       Participant transfers..................................                    4,170,995              999,772            435,382
       Participant withdrawals................................                     (964,227)            (185,449)          (117,678)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                     5,642,255            1,361,376            754,526
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                    6,769,304            1,793,534            608,747
NET ASSETS
       Beginning of period....................................                    3,332,765              816,820            892,317
                                                                             --------------       --------------      -------------
       End of period..........................................               $   10,102,069       $    2,610,354      $   1,501,064
                                                                             ==============       ==============      =============


                                                                                                    WANGER
                                                                             WANGER U.S.         INTERNATIONAL        TEMPLETON
                                                                             SMALL CAP            SMALL CAP             STOCK
                                                                             SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                         -------------------  -------------------  -----------------
FROM OPERATIONS
       Net investment income (loss)...........................               $     (268,787)      $       67,572      $         (69)
       Net realized gain (loss)...............................                    3,040,574               28,287              7,984
       Net unrealized appreciation (depreciation).............                    4,934,358           15,112,035             42,995
                                                                             --------------       --------------      -------------
       Net increase (decrease) resulting from operations......                    7,706,145           15,207,894             50,910
                                                                             --------------       --------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    7,502,489            3,435,101            154,926
       Participant transfers..................................                     (622,831)             956,598            102,914
       Participant withdrawals................................                   (4,086,854)          (1,563,997)           (37,586)
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                     2,792,804            2,827,702            220,254
                                                                             --------------       --------------      -------------
       Net increase (decrease) in net assets..................                   10,498,949           18,035,596            271,164
NET ASSETS
       Beginning of period....................................                   31,236,667           11,211,868             27,392
                                                                             --------------       --------------      -------------
       End of period..........................................               $   41,735,616       $   29,247,464      $     298,556
                                                                             ==============       ==============      =============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                                                                   TEMPLETON
                                                                        TEMPLETON ASSET         TEMPLETON         DEVELOPING
                                                                          ALLOCATION          INTERNATIONAL         MARKETS
                                                                          SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................             $        (305)       $        (887)     $      (2,308)
       Net realized gain (loss)...............................                     5,362               28,281               (584)
       Net unrealized appreciation (depreciation).............                    26,220              129,839            117,427
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                    31,277              157,233            114,535
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    59,531              188,339            140,700
       Participant transfers..................................                   180,739              950,796            564,459
       Participant withdrawals................................                   (20,055)             (78,924)           (65,725)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    220,215            1,060,211            639,434
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   251,492            1,217,444            753,969
NET ASSETS
       Beginning of period....................................                    37,559               53,468             10,665
                                                                           -------------        -------------      -------------
       End of period..........................................             $     289,051        $   1,270,912      $     764,634
                                                                           =============        =============      =============


                                                                         MUTUAL SHARES                               WANGER
                                                                          INVESTMENTS         WANGER TWENTY       FOREIGN FORTY
                                                                          SUBACCOUNT          SUBACCOUNT(1)       SUBACCOUNT(2)
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................             $      (1,342)       $      (2,874)     $      (1,627)
       Net realized gain (loss)...............................                       382               12,711              7,285
       Net unrealized appreciation (depreciation).............                     9,335               65,825            214,413
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                     8,375               75,662            220,071
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                   131,902              173,164             61,520
       Participant transfers..................................                   245,705              492,271            341,129
       Participant withdrawals................................                   (28,647)             (54,736)           (20,037)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    348,960              610,699            382,612
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   357,334              686,361            602,683
NET ASSETS
       Beginning of period....................................                    53,771                  -                  -
                                                                           -------------        -------------      -------------
       End of period..........................................             $     411,105        $     686,361      $     602,683
                                                                           =============        =============      =============


                                                                                                BANKERS            FEDERATED
                                                                             EAFE                TRUST            U.S. GOV'T
                                                                         EQUITY INDEX            DOW 30           SECURITIES II
                                                                         SUBACCOUNT(3)        SUBACCOUNT(4)       SUBACCOUNT(5)
                                                                     --------------------  ------------------- ------------------
FROM OPERATIONS
       Net investment income (loss)...........................            $        3,309         $          6       $       (144)
       Net realized gain (loss)...............................                     6,860                  -                   (0)
       Net unrealized appreciation (depreciation).............                    18,079                   22                214
                                                                           -------------        -------------      -------------
       Net increase (decrease) resulting from operations......                    28,248                   28                 70
                                                                           -------------        -------------      -------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                    25,625                  -                2,203
       Participant transfers..................................                   185,637                5,262             79,165
       Participant withdrawals................................                    (1,781)                  (8)            (1,778)
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    209,481                5,254             79,590
                                                                           -------------        -------------      -------------
       Net increase (decrease) in net assets..................                   237,729                5,282             79,660
NET ASSETS
       Beginning of period....................................                       -                    -                  -
                                                                           -------------        -------------      -------------
       End of period..........................................             $     237,729        $       5,282      $      79,660
                                                                           =============        =============      =============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                             (CONTINUED)

                                                                        FEDERATED
                                                                       HIGH INCOME             JANUS
                                                                       BOND FUND II        EQUITY INCOME        JANUS GROWTH
                                                                       SUBACCOUNT(6)        SUBACCOUNT(7)        SUBACCOUNT(8)
                                                                    -------------------  ---------------------------------------
FROM OPERATIONS
       Net investment income (loss)..........................            $        (287)       $          (1)       $        (16)
       Net realized gain (loss)..............................                      (11)                 -                     0
       Net unrealized appreciation (depreciation)............                    3,106                  209               2,162
                                                                         -------------        -------------        ------------
       Net increase (decrease) resulting from operations.....                    2,808                  208               2,146
                                                                         -------------        -------------        ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits..................................                      298                  -                 2,047
       Participant transfers.................................                  177,083               13,201             175,407
       Participant withdrawals...............................                     (982)                 (11)                (93)
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets resulting
              from participant transactions.................                   176,399               13,190             177,361
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets.................                  179,207               13,398             179,507
NET ASSETS
       Beginning of period...................................                      -                    -                   -
                                                                         -------------        -------------        ------------
       End of period.........................................            $     179,207        $      13,398        $    179,507
                                                                         =============        =============        ============


                                                                           JANUS           MORGAN STANLEY         TECHNOLOGY
                                                                      FLEXIBLE INCOME       FOCUS EQUITY          PORTFOLIO
                                                                       SUBACCOUNT(9)       SUBACCOUNT(10)       SUBACCOUNT(11)
                                                                    -------------------  -------------------  ------------------
FROM OPERATIONS
       Net investment income (loss)...........................           $           8        $         -          $        (12)
       Net realized gain (loss)...............................                      (0)                   1                  (0)
       Net unrealized appreciation (depreciation).............                      (7)                  74               2,402
                                                                         -------------        -------------        ------------
       Net increase (decrease) resulting from operations......                       1                   75               2,390
                                                                         -------------        -------------        ------------
FROM ACCUMULATION UNIT TRANSACTIONS
       Participant deposits...................................                     -                    -                   314
       Participant transfers..................................                   4,355                2,045             109,577
       Participant withdrawals................................                     (42)                 (47)               (157)
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets resulting
              from participant transactions..................                    4,313                1,998             109,734
                                                                         -------------        -------------        ------------
       Net increase (decrease) in net assets..................                   4,314                2,073             112,124
NET ASSETS
       Beginning of period....................................                     -                    -                   -
                                                                         -------------        -------------        ------------
       End of period..........................................           $       4,314        $       2,073        $    112,124
                                                                         =============        =============        ============

Footnotes for Statement of Changes in Net Assets for the period ended December 31, 1999

 (1) From inception February 5, 1999 to December 31, 1999
 (2) From inception February 9, 1999 to December 31, 1999
 (3) From inception July 20, 1999 to December 31, 1999
 (4) From inception December 23, 1999 to December 31, 1999
 (5) From inception August 5, 1999 to December 31, 1999
 (6) From inception August 2, 1999 to December 31, 1999
 (7) From inception December 23, 1999 to December 31, 1999
 (8) From inception December 20, 1999 to December 31, 1999
 (9) From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                        See Notes to Financial Statements


                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                      GOODWIN
                                                                           GOODWIN               ENGEMANN           MULTI-SECTOR
                                                                         MONEY MARKET         CAPITAL GROWTH        FIXED INCOME
                                                                          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    824,758         $  (1,827,316)        $  1,146,732
   Net realized gain (loss).........................................               --            11,282,125              123,712
   Net unrealized appreciation (depreciation).......................               --            63,176,153           (2,089,209)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..          824,758            72,630,962             (818,765)
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       40,115,775            55,187,189            3,021,981
   Participant transfers............................................      (21,256,952)              366,385           (1,554,114)
   Participant withdrawals..........................................       (7,094,597)          (34,006,494)            (891,608)
                                                                         ------------         -------------         ------------
Net increase (decrease) in net assets resulting from participant
      transactions..................................................       11,764,226            21,547,080              576,259
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................       12,588,984            94,178,042             (242,506)
NET ASSETS
   Beginning of period..............................................       16,627,281           236,698,650           16,572,087
                                                                         ------------         -------------         ------------
   End of period....................................................     $ 29,216,265          $330,876,692         $ 16,329,581
                                                                         ============          ============         ============

                                                                           OAKHURST
                                                                           STRATEGIC            ABERDEEN              OAKHURST
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    426,672         $    (425,434)        $    399,184
   Net realized gain (loss).........................................        2,735,092            10,021,994              820,973
   Net unrealized appreciation (depreciation).......................        4,003,067             2,276,436            2,783,483
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..        7,164,831            11,872,996            4,003,640
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,376,125            10,365,754            4,954,718
   Participant transfers............................................         (877,514)             (165,682)             123,719
   Participant withdrawals..........................................       (5,828,250)           (5,751,632)          (2,654,908)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................         (329,639)            4,448,440            2,423,529
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................        6,835,192            16,321,436            6,427,169
NET ASSETS
   Beginning of period..............................................       36,021,558            43,117,732           20,732,083
                                                                         ------------         -------------         ------------
   End of period....................................................     $ 42,856,750         $  59,439,168         $ 27,159,252
                                                                         ============          ============         ============

                                                                         DUFF & PHELPS
                                                                          REAL ESTATE            SENECA               ABERDEEN
                                                                          SECURITIES         STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                                         ------------         -------------         ------------
FROM OPERATIONS
   Net investment income (loss).....................................     $    167,520         $     (40,390)        $     (3,735)
   Net realized gain (loss).........................................          (21,047)              477,787               13,286
   Net unrealized appreciation (depreciation).......................       (1,192,311)            1,903,438              (44,106)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from operations..       (1,045,838)            2,340,835              (34,555)
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,623,011             1,846,888              497,841
   Participant transfers............................................         (313,564)              103,603              124,820
   Participant withdrawals..........................................         (523,745)             (701,416)            (158,919)
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          785,702             1,249,075              463,742
                                                                         ------------         -------------         ------------
   Net increase (decrease) in net assets............................         (260,136)            3,589,910              429,187
NET ASSETS
   Beginning of period..............................................        4,145,713             4,471,045            1,049,230
                                                                         ------------         -------------         ------------
   End of period....................................................     $  3,885,577         $   8,060,955         $  1,478,417
                                                                         ============          ============         ============

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998
                                                             (CONTINUED)

                                                                           RESEARCH                                    SENECA
                                                                           ENHANCED              ENGEMANN              MID-CAP
                                                                            INDEX               NIFTY FIFTY            GROWTH
                                                                          SUBACCOUNT           SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          -----------          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $    33,983           $    (3,712)         $    (1,501)
   Net realized gain (loss).........................................          533,499                (2,426)              (1,568)
   Net unrealized appreciation (depreciation).......................        1,267,409               252,136              130,212
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,834,891               245,998              127,143
                                                                         ------------         -------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        2,291,221               526,600              384,143
   Participant transfers............................................        7,258,586             1,045,208              485,598
   Participant withdrawals..........................................         (608,655)              (75,799)             (47,451)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        8,941,152             1,496,009              822,290
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       10,776,043             1,742,007              949,433
NET ASSETS
   Beginning of period..............................................        1,951,008                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $12,727,051           $ 1,742,007          $   949,433
                                                                          ===========           ===========          ===========

                                                                       OAKHURST GROWTH        HOLLISTER VALUE         SCHAFER
                                                                          AND INCOME             EQUITY            MID-CAP VALUE
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)        SUBACCOUNT(1)
                                                                         -------------        -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $     4,862            $      486           $       86
   Net realized gain (loss).........................................              594                (4,166)                  10
   Net unrealized appreciation (depreciation).......................          352,421                75,187              (14,526)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..          357,877                71,507              (14,430)
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          891,760               349,399              538,439
   Participant transfers............................................        2,236,565               431,964              415,611
   Participant withdrawals..........................................         (153,437)              (36,050)             (47,303)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,974,888               745,313              906,747
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................        3,332,765               816,820              892,317
NET ASSETS
   Beginning of period..............................................                0                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $ 3,332,765           $   816,820          $   892,317
                                                                          ===========           ===========          ===========


                                                                            WANGER                WANGER
                                                                             U.S.              INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP               STOCK
                                                                          SUBACCOUNT            SUBACCOUNT          SUBACCOUNT(3)
                                                                          -----------           ----------          -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $  (196,294)          $    19,117          $        (8)
   Net realized gain (loss).........................................        1,128,070                 3,286                  148
   Net unrealized appreciation (depreciation).......................          857,628             1,051,832                  416
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,789,404             1,074,235                  556
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        9,117,666             3,222,916                1,490
   Participant transfers............................................        6,575,005             1,456,920               25,903
   Participant withdrawals..........................................       (2,592,905)           (1,076,075)                (557)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       13,099,766             3,603,761               26,836
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       14,889,170             4,677,996               27,392
NET ASSETS
   Beginning of period..............................................       16,347,497             6,533,872                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $31,236,667           $11,211,868          $    27,392
                                                                          ===========           ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998

                        See Notes to Financial Statements

                                                 STATEMENT OF CHANGES IN NET ASSETS
                                               FOR THE PERIOD ENDED DECEMBER 31, 1998
                                                             (CONTINUED)

                                                                           TEMPLETON             TEMPLETON
                                                                        ASSET ALLOCATION       INTERNATIONAL
                                                                          SUBACCOUNT(3)        SUBACCOUNT(4)
                                                                          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $        (9)          $       (31)
   Net realized gain (loss).........................................              (12)                  862
   Net unrealized appreciation (depreciation).......................              367                 1,246
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from operations..              346                 2,077
                                                                          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            2,271                 4,687
   Participant transfers............................................           35,556                47,443
   Participant withdrawals..........................................             (614)                 (739)
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           37,213                51,391
                                                                          -----------           -----------
   Net increase (decrease) in net assets............................           37,559                53,468
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                          -----------           -----------
   End of period....................................................      $    37,559           $    53,468
                                                                          ===========           ===========


                                                                           TEMPLETON
                                                                           DEVELOPING          MUTUAL SHARES
                                                                            MARKETS             INVESTMENTS
                                                                         SUBACCOUNT(5)         SUBACCOUNT(6)
                                                                         -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $        (5)          $       (33)
   Net realized gain (loss).........................................            1,117                    59
   Net unrealized appreciation (depreciation).......................               56                   600
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from operations..            1,168                   626
                                                                          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            1,665                 4,558
   Participant transfers............................................            7,864                53,136
   Participant withdrawals..........................................              (32)               (4,549)
                                                                          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................            9,497                53,145
                                                                          -----------           -----------
   Net increase (decrease) in net assets............................           10,665                53,771
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                          -----------           -----------
   End of period....................................................      $    10,665           $    53,771
                                                                          ===========           ===========

(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                        See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is offered as Flex Edge, Flex Edge Success and Phoenix Individual Edge(SM) for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The Account was established January 1, 1987 and currently consists of 34 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust, the Templeton Variable Products Series Fund, BT Insurance Funds Trust, Federated Insurance Series, and Morgan Stanley Dean Witter Universal Funds, Inc. (the "Funds"). As of December 31, 1999, 33 of the available 34 Subaccounts were invested in a corresponding series.

   Each Series has distinct investment objectives. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Stock Fund is a capital growth common stock fund. The Templeton Asset Allocation Fund invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return. The Templeton International Fund invests in stocks and debt obligations of companies and governments outside the United States. The Templeton Developing Markets Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Investments Fund is a capital appreciation fund with income as a secondary objective. The Wanger Twenty Series invests in growth common stock of U.S. companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 20 to 25 U.S. companies. The Wanger Foreign Forty Series invests in equity securities of foreign companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 40 to 60 companies in the developed markets. The EAFE(R) Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index, by investing in a statistically selected sample of the securities found in the matching fund. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses. The Federated Fund for U.S. Government Securities II Series seeks high current income by investing in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Federated High Income Bond Fund II Series seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds. The Phoenix-Janus Equity Income Series seeks current income and long-term capital growth. The Phoenix-Janus Growth Series seeks long-term capital growth, consistent with the preservation of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing in equity securities. The Technology Portfolio seeks long-term capital appreciation by investing in equity securities involved with technology and technology-related industries. The Phoenix-Federated U.S. Government Bond Series seeks to maximize total return by investing in debt obligations of the U.S. Government, its agencies and instrumentalities. Policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

    E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   F. RECLASSIFICATION: Certain prior year amounts have been reclassified to conform with the current year presentation.

   G. NEW POLICY: The Phoenix Individual Edge(SM) policy for individual variable life insurance became available on September 29, 1999.


                                          PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
    Purchases and sales of shares of the Funds for the period ended December 31, 1999 aggregated the following:
SUBACCOUNT                                                                                 PURCHASES                SALES
----------                                                                                 ---------                -----
The Phoenix Edge Series Fund:
       Goodwin Money Market.............................................                   $33,495,067           $26,555,874
       Engemann Capital Growth .........................................                    74,033,835            24,111,273
       Goodwin Multi-Sector Fixed Income ...............................                     5,868,418             3,244,388
       Oakhurst Strategic Allocation ...................................                     9,076,076             3,897,253
       Aberdeen International ..........................................                    18,752,892             8,032,462
       Oakhurst Balanced ...............................................                     6,346,417             3,363,406
       Duff & Phelps Real Estate Securities ............................                     1,330,693             1,163,730
       Seneca Strategic Theme ..........................................                    12,653,974               785,927
       Aberdeen New Asia ...............................................                     1,134,066               429,531
       Research Enhanced Index .........................................                    15,082,056             1,736,738
       Engemann Nifty Fifty ............................................                     5,731,136               289,707
       Seneca Mid-Cap Growth ...........................................                     1,649,525               317,823
       Oakhurst Growth and Income ......................................                     6,420,518               659,216
       Hollister Value Equity ..........................................                     1,748,541               249,747
       Schafer Mid-Cap Value ...........................................                     1,411,397               646,140
Wanger Advisors Trust:
       Wanger U.S. Small Cap ...........................................                    10,400,568             4,901,698
       Wanger International Small Cap ..................................                     4,742,166             1,836,452
Templeton Variable Products Series Fund:
       Templeton Stock .................................................                       351,351               124,342
       Templeton Asset Allocation ......................................                       271,700                46,422
       Templeton International .........................................                     2,054,415               982,343
       Templeton Developing Markets ....................................                       808,607               171,019
       Mutual Shares Investments .......................................                       393,638                45,785
Wanger Advisors Trust:
       Wanger Twenty ...................................................                       889,150               280,909
       Wanger Foreign Forty ............................................                       432,653                51,333
BT Insurance Funds Trust:
       EAFE Equity Index ...............................................                       222,009                 2,217
The Phoenix Edge Series Fund:
       Bankers Trust Dow 30.............................................                         5,260                   -
Federated Insurance Series:
       Federated U.S. Gov't Securities II ..............................                        80,752                 1,255
       Federated High Income Bond Fund II ..............................                       177,166                   935
The Phoenix Edge Series Fund:
       Janus Equity Income .............................................                        13,190                   -
       Janus Growth ....................................................                       177,370                     9
       Janus Flexible Income ...........................................                         4,363                    41
       Morgan Stanley Focus Equity......................................                         2,045                    47
Morgan Stanley Dean Witter Universal Funds, Inc.:
       Technology Portfolio ............................................                       109,761                    27


                                         PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    NOTES TO FINANCIAL STATEMENTS

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 1999 (IN UNITS)
                                                             SUBACCOUNT
                         -----------------------------------------------------------------------------------------------------------
FLEX EDGE, FLEX EDGE      GOODWIN     ENGEMANN    GOODWIN     OAKHURST                            DUFF & PHELPS  SENECA
SUCCESS & PHOENIX          MONEY       CAPITAL  MULTI-SECTOR  STRATEGIC    ABERDEEN     OAKHURST   REAL ESTATE  STRATEGIC  ABERDEEN
INDIVIDUAL EDGE            MARKET      GROWTH   FIXED INCOME ALLOCATION  INTERNATIONAL  BALANCED   SECURITIES     THEME    NEW ASIA
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period      18,764,711  58,070,016    7,146,215  12,360,921    24,601,859 12,394,644    2,939,763  4,370,324 2,170,887
Participant deposits     27,953,338   8,920,090    1,344,384   1,568,311     3,334,503  1,708,170      841,453  1,567,951   584,634
Participant transfers   (20,200,183)    312,980        3,872     142,045      (839,990)   466,023     (601,799) 3,457,469   474,138
Participant withdrawals  (4,552,133) (6,342,974)    (780,831) (1,128,849)   (2,330,455)(1,486,306)    (272,453)  (688,258) (200,630)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                21,965,733  60,960,112   7,713,640   12,942,428    24,765,917 13,082,531    2,906,964  8,707,486 3,029,029
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                          GOODWIN     ENGEMANN    GOODWIN     OAKHURST                            DUFF & PHELPS  SENECA
                           MONEY       CAPITAL  MULTI-SECTOR  STRATEGIC    ABERDEEN     OAKHURST   REAL ESTATE  STRATEGIC  ABERDEEN
JOINT EDGE                 MARKET      GROWTH   FIXED INCOME ALLOCATION  INTERNATIONAL  BALANCED   SECURITIES     THEME    NEW ASIA
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period         681,030   2,968,505      318,985     493,297     1,259,824    571,300      206,022    459,009   156,871
Participant deposits      1,912,344     775,545       87,126     117,706       293,147    129,765       86,734    172,388    62,272
Participant transfers    (1,105,218)     74,557       (6,514)    (11,425)       (9,104)   (84,914)     (22,474)   185,351    (6,604)
Participant withdrawals    (316,180)   (476,097)     (53,999)    (68,444)     (171,042)   (60,107)     (47,675)  (106,493)  (29,525)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                 1,171,976   3,342,510      345,598     531,134     1,372,825    556,044      222,607    710,255   183,014
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                 WANGER
FLEX EDGE, FLEX EDGE      RESEARCH    ENGEMANN     SENECA     OAKHURST     HOLLISTER     SCHAFER                 INTER-
SUCCESS & PHOENIX         ENHANCED     NIFTY       MID-CAP   GROWTH AND      VALUE       MID-CAP   WANGER U.S.  NATIONAL  TEMPLETON
INDIVIDUAL EDGE            INDEX       FIFTY       GROWTH      INCOME        EQUITY       VALUE     SMALL CAP   SMALL CAP   STOCK
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period       8,854,127   1,338,048      739,501   2,624,544       694,612    973,879   20,637,042  9,044,236    27,527
Participant deposits      2,964,456   1,068,340      406,906   1,746,319       433,099    491,001    4,520,028  2,098,693   162,970
Participant transfers     6,184,903   3,105,959      700,507   3,149,035       843,409    456,676     (614,474)   212,261   104,654
Participant withdrawals  (1,474,710)   (425,892)    (122,229)   (678,841)     (144,810)  (125,623)  (2,455,459)  (935,725)  (62,981)
                         ----------  ---------- ------------  ---------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                16,528,776   5,086,455    1,724,685   6,841,057     1,826,310  1,795,933   22,087,137 10,419,465   232,170
                         ==========  ========== ============ =========== ============= ========== ============ ========== =========


                                                                                                                 WANGER
                          RESEARCH    ENGEMANN     SENECA     OAKHURST     HOLLISTER     SCHAFER                  INTER-
                          ENHANCED     NIFTY       MID-CAP   GROWTH AND      VALUE       MID-CAP    WANGER U.S.  NATIONAL  TEMPLETON
JOINT EDGE                INDEX        FIFTY       GROWTH      INCOME        EQUITY       VALUE      SMALL CAP   SMALL CAP   STOCK
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period         287,730      50,544       62,386     160,364        53,394     39,582    1,090,407    631,151         7
Participant deposits        202,209      73,307       44,243     173,719        45,265     53,636      446,923    212,857     2,773
Participant transfers       219,285     194,347       33,474     173,119        35,912     49,425      (24,997)    71,943       500
Participant withdrawals     (95,971)    (50,774)     (20,051)    (76,304)      (22,963)   (23,116)    (203,150)  (101,647)     (598)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                   613,253     267,424      120,052     430,898       111,608    119,527    1,309,183    814,304     2,682
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                          FEDERATED
FLEX EDGE, FLEX EDGE     TEMPLETON    TEMPLETON  TEMPLETON     MUTUAL                   WANGER                  BANKERS   U.S. GOV'T
SUCCESS & PHOENIX          ASSET       INTER-    DEVELOPING    SHARES       WANGER      FOREIGN    EAFE EQUITY   TRUST    SECURITIES
INDIVIDUAL EDGE          ALLOCATION   NATIONAL     MARKETS   INVESTMENTS    TWENTY       FORTY        INDEX      DOW 30      II
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period          37,125      48,772        9,999      54,032           -          -            -          -         -
Participant deposits         54,848     159,501       99,633     123,591       135,991     42,695       23,991        -       2,031
Participant transfers       162,049     831,226      389,495     224,829       374,340    287,804      166,371      5,249    76,174
Participant withdrawals     (20,462)    (65,860)     (40,038)    (28,918)      (33,888)   (17,034)      (1,552)        (8)   (1,714)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                   233,560     973,639      459,089     373,534       476,443    313,465      188,810      5,241    76,491
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========


                                                                                                                          FEDERATED
                         TEMPLETON    TEMPLETON  TEMPLETON     MUTUAL                   WANGER                  BANKERS   U.S. GOV'T
                           ASSET       INTER-    DEVELOPING    SHARES       WANGER      FOREIGN    EAFE EQUITY   TRUST    SECURITIES
JOINT EDGE               ALLOCATION   NATIONAL     MARKETS   INVESTMENTS    TWENTY       FORTY        INDEX      DOW 30      II
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding,
beginning of period             104       2,643           75         -             -          -            -          -         -
Participant deposits          2,163       8,500        1,927       1,233         4,104        166          692        -         135
Participant transfers           476      17,758       21,497       6,716        24,814      4,134       11,598        -       2,188
Participant withdrawals        (641)     (3,051)      (7,712)       (509)       (9,291)      (363)        (108)       -         (37)
                         ----------  ---------- ------------ ----------- ------------- ---------- ------------- --------- ---------
Units outstanding, end
of period                     2,102      25,850       15,787       7,440        19,627      3,937       12,182        -       2,286
                         ==========  ========== ============ =========== ============= ========== ============= ========= =========

                         FEDERATED
                           HIGH
FLEX EDGE, FLEX EDGE       INCOME      JANUS                   JANUS       MORGAN
SUCCESS & PHOENIX          BOND        EQUITY      JANUS      FLEXIBLE     STANLEY     TECHNOLOGY
INDIVIDUAL EDGE           FUND II      INCOME      GROWTH      INCOME    FOCUS EQUITY  PORTFOLIO
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding,              -           -            -           -             -          -
beginning of period
Participant deposits            302         -          1,976         -             -          300
Participant transfers       180,481      12,460      169,757       4,354         2,046     84,516
Participant withdrawals        (995)        (11)        (130)        (42)          (46)      (124)
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding, end      179,788      12,449      171,603       4,312         2,000     84,692
of period                ==========  ========== ============ =========== ============= ==========


                         FEDERATED
                           HIGH
                          INCOME       JANUS                   JANUS       MORGAN
                           BOND        EQUITY      JANUS      FLEXIBLE     STANLEY     TECHNOLOGY
JOINT EDGE                FUND II      INCOME      GROWTH      INCOME    FOCUS EQUITY  PORTFOLIO
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding,
beginning of period             -           -            -           -             -          -
Participant deposits            -           -            -           -             -          -
Participant transfers           -           755          -           -             -       19,693
Participant withdrawals         -           -            568         -             -          (25)
                         ----------  ---------- ------------ ----------- ------------- ----------
Units outstanding, end
of period                       -           755          568         -             -       19,668
                         ==========  ========== ============ =========== ============= ==========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--POLICY LOANS

   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of the policy value reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/2% in policy years 16 and thereafter for Flex Edge Success policies], [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/4% in policy years 16 and thereafter for Phoenix Individual Edge(SM)] and [8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge and Joint Edge policies] and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge Success and Phoenix Individual Edge(SM) policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $36,655,692 during the year ended December 31, 1999. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.

   PEPCO is the principal underwriter and distributor of the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success and Phoenix Individual Edge(SM), the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 7--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO] PRICEWATERHOUSECOOPERS

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Goodwin Money Market, Engemann Capital Growth, Goodwin Multi-Sector Fixed Income, Oakhurst Strategic Allocation, Aberdeen International, Oakhurst Balanced, Duff & Phelps Real Estate Securities, Seneca Strategic Theme, Aberdeen New Asia, Research Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Oakhurst Growth and Income, Hollister Value Equity, Schafer Mid-Cap Value, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton Stock, Templeton Asset Allocation, Templeton International, Templeton Developing Markets, Mutual Shares Investments, Wanger Twenty, Wanger Foreign Forty, EAFE Equity Index, Bankers Trust Dow 30, Federated U.S. Government Securities II, Federated High Income Bond Fund II, Janus Equity Income, Janus Growth, Janus Flexible Income, Morgan Stanley Focus Equity and Technology Portfolio (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.


/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
March 10, 2000

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103


----------------------------

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ........................................52

Consolidated Balance Sheet at December 31, 1999 and 1998..................53

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1999, 1998 and 1997 ....................54

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1999, 1998 and 1997 ........................................55

Notes to Consolidated Financial Statements ............................56-92

[LOGO] PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860)241 7000
                                                    Facsimile (860)241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As indicated in Note 20, the Company has revised the accounting for venture capital partnerships.


/S/PricewaterhouseCoopers LLP

February 15, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                       1999               1998
                                                                                             (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                          $        1,990,169  $       1,725,439
Available-for-sale debt securities, at fair value                                     5,506,779          5,987,426
Equity securities, at fair value                                                        461,613            301,649
Mortgage loans                                                                          716,831            797,343
Real estate                                                                              92,027             91,975
Policy loans                                                                          2,042,557          2,008,259
Venture capital partnerships                                                            338,122            191,162
Other invested assets                                                                   300,474            232,131
Short-term investments                                                                  133,367            185,983
                                                                             ------------------- -----------------
Total investments                                                                    11,581,939         11,521,367

Cash and cash equivalents                                                               187,610            115,187
Accrued investment income                                                               174,894            164,812
Deferred policy acquisition costs                                                     1,306,728          1,049,934
Premiums, accounts and notes receivable                                                 119,231             61,489
Reinsurance recoverables                                                                 18,772             18,908
Property and equipment, net                                                             137,758            142,153
Goodwill and other intangible assets, net                                               593,267            477,895
Net assets of discontinued operations (Note 11)                                         187,595            283,793
Other assets                                                                             51,434             36,940
Separate account assets                                                               5,923,888          4,798,949
                                                                             ------------------  -----------------
Total assets                                                                 $       20,283,116  $      18,671,427
                                                                             ==================  =================


LIABILITIES

Policy liabilities and accruals                                              $       11,438,032  $      11,110,280
Notes payable                                                                           499,392            386,575
Deferred income taxes                                                                    86,262            116,104
Other liabilities                                                                       474,179            430,956
Separate account liabilities                                                          5,923,888          4,798,949
                                                                             ------------------- -----------------
Total liabilities                                                                    18,421,753         16,842,864
                                                                             ------------------- -----------------

Contingent liabilities (Note 18)

MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES                                                           100,112             92,008
                                                                             ------------------- -----------------

EQUITY
Retained earnings                                                                     1,731,146          1,642,264
Accumulated other comprehensive income                                                   30,105             94,291
                                                                             ------------------- -----------------
Total equity                                                                          1,761,251          1,736,555

                                                                             ------------------- -----------------
Total liabilities and equity                                                 $       20,283,116  $      18,671,427
                                                                             =================== =================

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                         1999             1998             1997
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                             $   1,134,207   $    1,154,730   $  1,076,157
Insurance and investment product fees                                      591,786          493,415        367,540
Net investment income                                                      950,344          851,603        714,367
Net realized investment gains                                               35,675           58,202        111,043
                                                                     --------------  ---------------  ------------
 Total revenues                                                          2,712,012        2,557,950      2,269,107
                                                                     --------------  ---------------  ------------

BENEFITS AND EXPENSES
Policy benefits and increase in policy liabilities                       1,352,419        1,403,166      1,201,929
Policyholder dividends                                                     360,509          351,653        343,611
Amortization of deferred policy acquisition costs                          146,603          137,663        102,617
Amortization of goodwill and other intangible assets                        37,963           23,126          9,366
Interest expense                                                            32,659           25,911         24,300
Other operating expenses                                                   520,603          428,756        367,016
                                                                     --------------  ---------------  ------------
 Total benefits and expenses                                             2,450,756        2,370,275      2,048,839
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST                                 261,256          187,675        220,268
Income taxes                                                               107,881           65,046         47,241
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST                                                  153,375          122,629        173,027

Minority interest in net income of consolidated subsidiaries                10,064           10,512         10,623
                                                                     --------------  ---------------  ------------

NET INCOME FROM CONTINUING OPERATIONS                                      143,311          112,117        162,404

DISCONTINUED OPERATIONS (NOTE 11)
Gain from operations, net of income taxes                                   17,555           25,012          7,248
Loss on disposal, net of income taxes                                      (71,984)
                                                                     --------------  ---------------  ------------
NET INCOME                                                                  88,882          137,129        169,652
                                                                     --------------  ---------------  ------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                    (61,246)         (46,967)        98,287
Reclassification adjustment for net realized gains
 included in net income                                                     (1,452)         (12,980)       (30,213)
Minimum pension liability adjustment                                        (1,488)          (1,526)        (2,101)
                                                                     --------------  ---------------  ------------
 Total other comprehensive (loss) income                                   (64,186)         (61,473)        65,973
                                                                     --------------  ---------------  ------------

COMPREHENSIVE INCOME                                                        24,696           75,656        235,625
                                                                     --------------  ---------------  ------------
EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 20)                           1,736,555        1,660,899      1,425,274
                                                                     --------------  ---------------  ------------
EQUITY, END OF YEAR                                                  $   1,761,251   $    1,736,555   $  1,660,899
                                                                     ==============  ==============   =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                         1999          1998           1997
                                                                                   (IN THOUSANDS)
CASH FLOW FROM CONTINUING OPERATIONS ACTIVITIES
 Net income from continuing operations                               $   143,311   $    112,117   $    162,404
 Net (loss) income from discontinued operations                          (54,429)        25,012          7,248

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY CONTINUING OPERATIONS:
 Net realized investment gains                                           (35,675)       (58,202)      (111,465)
 Amortization and depreciation                                            69,367         51,076         61,876
 Equity in undistributed earnings of affiliates and partnerships        (138,215)       (44,119)       (38,588)
 Deferred income taxes (benefit)                                         (14,102)           398         25,298
 (Increase) in receivables                                               (67,688)       (23,846)       (46,178)
 Increase (decrease) in deferred policy acquisition costs                  3,493        (26,945)       (44,406)
 Increase in policy liabilities and accruals                             329,660        368,528        494,462
 Increase in other assets/other liabilities, net                          53,901         58,795         54,230
 Other, net                                                                2,752          1,660          7,752
                                                                     -----------   ------------   ------------
  Net cash provided by operating activities of continuing operations     346,804        439,462        565,385
  Net cash (used for) provided by operating activities of
discontinued operations                                                 (105,537)       104,512         88,907
                                                                     -----------   ------------   ------------

CASH FLOW FROM INVESTING ACTIVITIES OF CONTINUING OPERATIONS
 Proceeds from sales, maturities or repayments
  of available-for-sale debt securities                                 1,702,889      1,322,381      1,082,132
 Proceeds from maturities or repayments of held-to-maturity debt
  securities                                                              186,710        267,746        200,946
 Proceeds from disposals of equity securities                             163,530         45,204         51,373
 Proceeds from mortgage loan maturities or repayments                     124,864        200,419        164,213
 Proceeds from sale of real estate and other invested assets               37,952        439,917        213,224
 Proceeds from distributions of venture capital partnerships               26,730         18,550          5,650
 Proceeds from sale of subsidiaries and affiliates                         15,000         16,300
 Purchase of available-for-sale debt securities                        (1,672,705)    (2,400,058)    (1,547,855)
 Purchase of held-to-maturity debt securities                            (427,472)      (585,370)      (183,371)
 Purchase of equity securities                                           (162,391)       (85,002)       (88,573)
 Purchase of subsidiaries                                                (187,621)        (6,647)      (246,400)
 Purchase of mortgage loans                                               (25,268)       (75,974)      (140,831)
 Purchase of real estate and other invested assets                        (71,407)      (134,224)       (50,599)
 Purchase of venture capital partnerships                                (108,461)       (67,200)       (39,994)
 Change in short term investments, net                                     52,616        855,117         23,135
 Increase in policy loans                                                 (34,298)       (21,532)       (59,699)
 Capital expenditures                                                     (20,505)       (25,052)       (44,380)
 Other investing activities, net                                            1,697         (6,540         (1,750)
                                                                    ------------- -------------- --------------
  Net cash used for investing activities of continuing operations        (398,140)      (241,965)      (662,779)
  Net cash provided by (used for) investing activities of
discontinued
   operations                                                             157,267       (101,532)       (93,239)
                                                                    ------------- -------------- --------------
CASH FLOW FROM FINANCING ACTIVITIES OF CONTINUING OPERATIONS
 Withdrawals of contractholder deposit funds,
  net of deposits and interest credited                                    (1,908)       (11,124)       (17,902)
 Proceeds from repayment of securities sold
  subject to repurchase agreements                                         28,398       (137,473)       137,473
 Proceeds from borrowings                                                 124,500            136        215,359
 Repayment of borrowings                                                  (11,683)       (55,589)      (243,293)
 Dividends paid to minority shareholders in consolidated                   (4,240)        (4,938)        (6,895)
 Other financing activities                                                  (361)        (5,664)        (1,250)
                                                                     ------------- -------------- --------------
  Net cash provided by (used for) financing activities of continuing
   operations                                                             134,706       (214,652)        83,492
  Net cash (used for) provided by financing activities of discontinued
   operations                                                             (62,677)        (7,739)         4,489
                                                                     ------------- -------------- --------------
NET CHANGE IN CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS           83,370        (17,155)       (13,902)
NET CHANGE IN CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS        (10,947)        (4,759)           157
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              115,187        137,101        150,846
                                                                     ------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                               $    187,610  $    115,187   $     137,101
                                                                     ============= ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net                                             $   106,372   $     44,508   $     76,167
  Interest paid on indebtedness                                      $    34,791   $     32,834   $     32,300

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are distributed among three reportable segments: Individual, Investment Management and Corporate & Other. See Note 10 - "Segment Information."

    Additionally, in 1999, Phoenix discontinued the operations of four of its business units: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management
    Operations and the Group Insurance Operations. See Note 11 -
    "Discontinued Operations."


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Amounts for 1998 and 1997 have been retroactively restated to account for income from venture capital partnership investments and leveraged lease investments. See Note 20 - "Prior Period Adjustments" for venture capital investment and leveraged lease investment information. Certain reclassifications have been made to the 1998 and 1997 amounts to conform with the 1999 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

    Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are generally valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. Some general partners will discount the fair value of private investments held to reflect these restrictions. These valuations subject the earnings to volatility. Beginning in 1999, Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Prior to 1999, these amounts were not recorded. Prior years have been restated to reflect this change. See Note 20
    - "Prior Period Adjustments" for additional information on venture capital partnership investments.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

    Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

    Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life insurance policies, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over their estimated lives. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and

                                       59
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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June, 1999, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133". Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

    Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

    Phoenix adopted SFAS No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the " industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, " Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions". The new statement revises and standardizes

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of Phoenix.

    On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expenses as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

    DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units; the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 11 - "Discontinued Operations."

    PFG HOLDINGS, INC.

    On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition Phoenix has an option to purchase all the outstanding common stock during year six at a value to 80% of the appraised value of the common stock at that time. As of the statement date this option had not been executed. Since the investment represents a majority interest Phoenix has consolidated this entity for GAAP as if the preferred stock had been converted and established a minority interest for outside shareholders. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

    PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

    AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EMPRENDIMIENTO COMPARTIDO, S.A., (EMCO)

    At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased
    13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

    In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

    On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

    After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

    PHOENIX NEW ENGLAND TRUST

    On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

    LOMBARD INTERNATIONAL ASSURANCE, S.A.

    On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in eight European countries. This investment is classified as equity securities in the Consolidated Balance Sheet.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 1, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The Zweig Group managed approximately $3.3 billion of assets as of December 31,1999.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    ABERDEEN ASSET MANAGEMENT PLC

    On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

    As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

    DIVIDEND SCALE REDUCTION

    In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October of 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                          GROSS           GROSS
                                                       AMORTIZED       UNREALIZED      UNREALIZED          FAIR
                                                          COST            GAINS          LOSSES           VALUE
                                                                             (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $       27,595    $        416    $     (1,033)  $      26,978
    Foreign government bonds                                  3,032                            (796)          2,236
    Corporate securities                                  1,776,174          12,945         (95,707)      1,693,412
    Mortgage-backed and asset-backed
     securities                                             285,387           1,361         (19,166)        267,582
                                                     ---------------  --------------  --------------  --------------

     Total held-to-maturity securities                    2,092,188          14,722        (116,702)      1,990,208
     Less: held-to-maturity securities of
      discontinued operations                               102,019             736          (5,835)         96,920
                                                     ---------------  --------------  --------------  --------------
     Total held-to-maturity securities of
      continuing operations                               1,990,169          13,986        (110,867)      1,893,288
                                                     ---------------  --------------  --------------  --------------
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        283,697           1,955          (6,537)        279,115
    State and political subdivision bonds                   495,860           4,765         (21,751)        478,874
    Foreign government bonds                                273,868          23,700          (3,990)        293,578
    Corporate securities                                  2,353,228          18,578        (102,773)      2,269,033
    Mortgage-backed and asset-backed
     securities                                           2,977,136          17,916        (103,264)      2,891,788
                                                     ---------------  --------------  --------------  --------------

     Total available-for-sale securities                  6,383,789          66,914        (238,315)      6,212,388
     Less: available-for-sale securities of
      discontinued operations                               725,077           7,600         (27,068)        705,609
                                                     ---------------  --------------  --------------  --------------
     Total available-for-sale securities of
      continuing operations                               5,658,712          59,314        (211,247)      5,506,779
                                                     ---------------  --------------  --------------  --------------

     TOTAL DEBT SECURITIES OF CONTINUING
     OPERATIONS                                      $    7,648,881   $      73,300    $   (322,114)  $   7,400,067
                                                     ==============   ==============   =============  =============
    EQUITY SECURITIES                                $      311,100   $     176,593    $    (24,211)  $     463,482
     Less: equity securities of discontinued
      operations                                              1,869                                           1,869
                                                     ---------------  --------------  --------------  --------------
     TOTAL EQUITY SECURITIES OF CONTINUING
      OPERATIONS                                     $      309,231   $     176,593    $    (24,211)  $     461,613
                                                     ==============   ==============   =============  =============


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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                           GROSS          GROSS
                                                         AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                           COST            GAINS         LOSSES           VALUE
                                                                              (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds              $       10,562   $        643   $        (78)  $      11,127
    Foreign government bonds                                    3,036                          (743)          2,293
    Corporate securities                                    1,695,789         98,896        (13,823)      1,780,862
    Mortgage-backed and asset-backed
     securities                                               172,300          6,201            (12)        178,489
                                                       --------------- -------------- --------------  --------------

      Total held-to-maturity securities                     1,881,687        105,740        (14,656)      1,972,771
      Less: held-to-maturity securities of
       discontinued operations                                156,248          8,776         (1,216)        163,808
                                                       --------------- -------------- --------------  --------------
      Total held-to-maturity securities of
       continuing operations                                1,725,439         96,964        (13,440)      1,808,963
                                                       --------------- -------------- --------------  --------------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                          497,089         34,454           (422)        531,121
    State and political subdivision bonds                     529,977         43,622           (104)        573,495
    Foreign government bonds                                  293,968         28,814        (18,691)        304,091
    Corporate securities                                    1,993,720        110,525        (36,656)      2,067,589
    Mortgage-backed and asset-backed
     securities                                             3,121,690        110,172        (14,618)      3,217,244
                                                       --------------- -------------- --------------  --------------

      Total available-for-sale securities                   6,436,444        327,587        (70,491)      6,693,540
      Less: available-for-sale securities of
       discontinued operations                                678,992         34,558         (7,436)        706,114
                                                       --------------- -------------- --------------  --------------
      Total available-for-sale securities of
       continuing operations                                5,757,452        293,029        (63,055)      5,987,426
                                                       --------------- -------------- --------------  --------------

      TOTAL DEBT SECURITIES OF CONTINUING
       OPERATIONS                                         $ 7,482,891  $     389,993   $    (76,495)  $   7,796,389
                                                       ==============  =============   ============   =============

    EQUITY SECURITIES                                  $      223,915  $     102,018   $    (21,388)  $     304,545
      Less: equity securities of discontinued
       operations                                               2,896                                         2,896
                                                       --------------- -------------- --------------  --------------
      TOTAL EQUITY SECURITIES OF CONTINUING
       OPERATIONS                                      $      221,019  $     102,018   $    (21,388)  $     301,649
                                                       ==============  =============   ============   =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $19.6 million and $59.1 million, for the years ended December 31, 1999, 1998 and 1997, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. The related realized losses, net of the sales, were $0.2 million, $0.8 million and $10.1 million in 1999, 1998 and 1997, respectively.

    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                          HELD-TO-MATURITY                AVAILABLE-FOR-SALE
                                                     AMORTIZED          FAIR           AMORTIZED          FAIR
                                                        COST           VALUE             COST             VALUE
                                                                            (IN THOUSANDS)

    Due in one year or less                        $      118,171  $      116,992    $       43,180    $     43,483
    Due after one year through five years                 583,115         564,215           534,417         532,676
    Due after five years through ten years                587,568         566,505         1,146,805       1,104,661
    Due after ten years                                   517,946         474,913         1,682,250       1,639,771
    Mortgage-backed and
     asset-backed securities                              285,388         267,583         2,977,137       2,891,797
                                                   --------------- ---------------  ----------------  --------------

    Total                                          $    2,092,188  $    1,990,208    $    6,383,789    $  6,212,388
    Less: securities of discontinued
     operations                                           102,019          96,920           725,077         705,609
                                                   --------------- ---------------  ----------------  --------------
    Total securities of continuing                 $    1,990,169  $    1,893,288    $    5,658,712    $  5,506,779
     operations                                    =============== ===============  ================  ==============



    Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                         DECEMBER 31,
                                                                                 1999                 1998
                                                                                        (IN THOUSANDS)

    Planned amortization class                                              $      168,027     $            433,668
    Asset-backed                                                                   956,892                  910,594
    Mezzanine                                                                      194,849                  280,162
    Commercial                                                                     735,238                  641,485
    Sequential pay                                                               1,039,001                  982,576
    Pass through                                                                    77,154                  119,065
    Other                                                                            6,014                   21,994
                                                                            ---------------    ---------------------

    Total mortgage-backed and asset-backed securities                       $    3,177,175     $          3,389,544
                                                                            ===============    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                             MORTGAGE LOANS                              REAL ESTATE
                                              DECEMBER 31,                               DECEMBER 31,
                                        1999                 1998                 1999                 1998
                                             (IN THOUSANDS)                             (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings             $         183,912      $        221,244     $         30,545    $         38,343
    Retail                                 208,606               203,927               14,111              36,858
    Apartment buildings                    252,947               261,894               41,744              21,553
    Industrial buildings                    82,699               121,789                                    1,600
    Other                                    2,950                19,089                8,859                  32
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  =================

    GEOGRAPHIC REGION:
    Northeast                    $         149,336      $        169,368     $         59,582    $         47,709
    Southeast                              198,604               213,916                   32                  32
    North central                          164,150               176,683                  744              11,453
    South central                          105,062                98,956               21,232              22,649
    West                                   113,962               169,020               13,669              16,543
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  ==================

    At December 31, 1999, scheduled mortgage loan maturities were as follows:
    2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million; 2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $2.3 million of its mortgage loans during 1999 and 1998, respectively, based on terms which differed from those granted to new borrowers.

    The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 1998 is $6.0 million and $17.2 million, respectively. There are valuation allowances of $5.4 million and $14.7 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                    BALANCE AT                                                      BALANCE AT
                                    JANUARY 1,            ADDITIONS           DEDUCTIONS           DECEMBER 31,
                                                                  (IN THOUSANDS)
    1999
    Mortgage loans               $         30,600     $          9,697    $         (26,014)    $          14,283
    Real estate                             6,411                  183               (3,362)                3,232
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         37,011     $          9,880    $         (29,376)    $          17,515
                                 ==================   ==================  ===================   ===================

    1998
    Mortgage loans               $         35,800     $         50,603    $         (55,803)    $          30,600
    Real estate                            28,501                5,108              (27,198)                6,411
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         64,301     $         55,711    $         (83,001)    $          37,011
                                 ==================   ==================  ===================   ===================

    1997
    Mortgage loans               $         48,399     $          6,731    $         (19,330)    $          35,800
    Real estate                            47,509                4,201              (23,209)               28,501
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         95,908     $         10,932    $         (42,539)    $          64,301
                                 ==================   ==================  ===================   ===================

    NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of non-income producing mortgage loans were $0.0 million and $15.6 million at December 31, 1999 and 1998, respectively. The net carrying value of non-income producing bonds were $0.0 million and $22.3 at December 31, 1999 and 1998, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DERIVATIVE INSTRUMENTS

    Derivative instruments at December 31, are summarized below:

                                                               1999                            1998
                                                                         ($ IN THOUSANDS )

    Swaptions:
      Notional amount                                $             1,600,000
      Weighted average strike rate                                     5.02%
      Index rate (1)                                              10 Yr. CMS
      Fair value                                     $               (8,200)

    Interest rate floors:
      Notional amount                                $             1,210,000             $        570,000
      Weighted average strike rate                                     4.57%                        4.59%
      Index rate (1)                                        2-10 Yr. CMT/CMS                 5-10 Yr. CMT
      Fair value                                     $               (7,542)             $          1,423

    Interest rate swaps:
      Notional amount                                $               474,037             $        424,573
      Weighted average received rate                                   6.33%                        6.27%
      Weighted average paid rate                                       6.09%                        5.82%
      Fair value                                     $                 1,476             $         10,989

    Foreign currency swaps:
      Notional amount                                $                 8,074
      Weighted average received rate                                  12.04%
      Weighted average paid rate                                      10.00%
      Fair value                                     $                   213

    Interest rate caps:
      Notional amount                                $                50,000             $         50,000
      Weighted average strike rate                                     7.95%                        7.95%
      Index rate (1)                                              10 Yr. CMT                   10 Yr. CMT
      Fair value                                     $                   842             $           (96)

    (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

    The increase in net investment income related to interest rate swap contracts was $1.0 million and $2.1 million for the years ended December 31, 1999 and 1998, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $2.3 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

    Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

    VENTURE CAPITAL PARTNERSHIPS

    Phoenix invests in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

    Phoenix records its equity in the earnings of the partnerships in net investment income.

    The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          1998          1997
                                                                                       (IN THOUSANDS)

    Operating losses                                                       $   (8,921)  $     (2,746)  $   (2,131)
    Realized gains on cash and stock distributions                             84,725         23,360       31,336
    Unrealized gains on investments held in the partnerships                   64,091         19,009        4,531
                                                                           -----------  ------------  -----------
    Total venture capital partnership net investment income                $  139,895   $     39,623   $   33,736
                                                                           ===========  ============  ===========

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                        DECEMBER 31,
                                                                                 1999                  1998
                                                                                       (IN THOUSANDS)

    Transportation and equipment leases                                   $           82,063     $          80,953
    Affordable housing partnerships                                                   22,247                10,854
    Investment in Aberdeen Asset Management                                           99,074                72,257
    Investment in EMCO of Argentina                                                   13,423                10,681
    Investment in other affiliates                                                    12,389                12,706
    Seed money in separate accounts                                                   33,279                26,587
    Other partnership interests                                                       41,953                22,697
                                                                          -------------------   -------------------

    Total other invested assets                                           $          304,428     $         236,735
    Less: other invested assets of discontinued operations                             3,954                 4,604
                                                                          -------------------   -------------------
    Total other invested assets of continuing operations                  $          300,474     $         232,131
                                                                          ===================   ===================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                                          1999           1998           1997
                                                                                    (IN THOUSANDS)

    Debt securities                                                   $    641,076     $  598,892    $   509,702
    Equity securities                                                        8,272          6,469          4,277
    Mortgage loans                                                          66,285         83,101         85,662
    Policy loans                                                           148,998        146,477        122,562
    Real estate                                                              9,716         38,338         18,939
    Leveraged leases                                                         2,202          2,746          2,692
    Venture capital partnerships                                           139,895         39,623         33,736
    Other invested assets                                                    2,544          1,750          2,160
    Short-term investments                                                  22,543         23,825         18,768
                                                                      -------------   ------------  -------------

    Sub-total                                                            1,041,531        941,221        798,498
    Less investment expenses                                                23,505         23,328         22,621
                                                                      -------------   ------------  -------------

    Net investment income                                             $  1,018,026     $  917,893    $   775,877
    Less: net investment income of discontinued operations                  67,682         66,290         61,510
                                                                      -------------   ------------  -------------
    Total net investment income of continuing operations              $    950,344     $  851,603    $   714,367
                                                                      =============   ============  =============

    Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $40.8 million at December 31, 1999 and 1998, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $4.9 million and $5.3 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $4.0 million and $3.8 million in 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                            1999                  1998                1997
                                                                            (IN THOUSANDS)

    Debt securities                                   $        (428,497)   $         (7,040)    $        112,194
    Equity securities                                            71,752             (91,880)              74,547
    Deferred policy acquisition costs                           260,287               6,694              (80,603)
    Deferred income taxes                                       (33,760)            (32,279)              38,064
                                                      ------------------   -----------------    -----------------

    Net unrealized investment (losses) gains
      on securities available-for-sale                $         (62,698)   $        (59,947)    $         68,074
                                                      ==================   =================    =================

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                                          1999           1998            1997
                                                                                     (IN THOUSANDS)

    Debt securities                                                    $   (20,416)  $     (4,295)    $    19,315
    Equity securities                                                       16,648         11,939          26,290
    Mortgage loans                                                          18,534         (6,895)          3,805
    Real estate                                                              2,915         67,522          44,668
    Other invested assets                                                   18,432         (4,709)         17,387
                                                                       ------------   ------------    ------------

    Net realized investment gains                                           36,113         63,562         111,465
    Less realized from discontinued operations                                 438          5,360             422
                                                                       ------------   ------------    ------------
    Net realized investment gains from continuing
     operations                                                        $    35,675    $    58,202     $   111,043
                                                                       ============   ============    ============

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                         1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Proceeds from disposals                        $     1,106,929        $       912,696       $       821,339
    Gross gains on sales                           $        21,808        $        17,442       $        27,954
    Gross losses on sales                          $        39,122        $        33,641       $         5,309

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                          DECEMBER 31,
                                                                                     1999              1998
                                                                                         (IN THOUSANDS)
    Phoenix Investment Partners gross amounts:
      Goodwill                                                                   $     384,576      $    321,793
      Investment management contracts                                                  235,976           169,006
      Non-compete covenant                                                               5,000             5,000
      Other                                                                             10,894               472
                                                                                 --------------    --------------
    Totals                                                                             636,446           496,271
                                                                                 --------------    --------------

    Other gross amounts:
      Goodwill                                                                          32,554            16,631
      Intangible asset related to pension plan benefits                                 11,739            16,229
      Other                                                                              1,206               693
                                                                                 --------------    --------------
    Totals                                                                              45,499            33,553
                                                                                 --------------    --------------

    Total gross goodwill and other intangible assets                                   681,945           529,824

    Accumulated amortization - Phoenix Investment Partners                             (79,912)          (49,615)
    Accumulated amortization - other                                                    (8,766)           (2,314)
                                                                                 --------------    --------------

    Total net goodwill and other intangible assets                               $     593,267      $    477,895
                                                                                 ==============    ==============

6.  NOTES PAYABLE

                                                                               DECEMBER 31,
                                                                  1999                             1998
                                                                              (IN THOUSANDS)

    Short-term debt                                          $         21,598                 $         1,938
    Bank borrowings                                                   260,284                         168,278
    Notes payable                                                       1,146
    Subordinated debentures                                            41,364                          41,359
    Surplus notes                                                     175,000                         175,000
                                                             -----------------               -----------------

    Total notes payable                                      $       499,392                  $       386,575
                                                             =================               ================

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1999, Phoenix had outstanding balances totaling $436.7 million. The total unused credit was $369.0 million. Interest rates ranged from 5.26% to 7.48% in 1999.

    Maturities of other indebtedness are as follows: 2000 - $21.6 million; 2001
    - $26.0 million; 2002 $200.0 million; 2003 - $0.0 million; 2004 - $35.0 million; 2005 and thereafter - $216.8 million.

    Interest expense was $32.7 million, $25.9 million and $24.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Income taxes
      Current                                     $        121,448       $         61,889      $         39,583
      Deferred                                             (13,567)                 3,157                 7,658
                                                  ------------------     ------------------    ------------------

    Total                                         $        107,881       $         65,046      $         47,241
                                                  ==================     ==================    ==================


    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                  1999                   1998                   1997
                                                               %                      %                      %
    Income tax expense at statutory
     rate                                     $     91,440       35  $     65,685       35  $     77,095       35
    Dividend received deduction and
     tax-exempt interest                            (3,034)      (1)       (3,273)      (2)       (1,684)      (1)
    Other, net                                       7,922        3         2,634        2       (15,059)      (7)
                                              ------------- -------- ------------- -------- ------------- ---------
                                                    96,328       37        65,046       35        60,352       27

    Differential earnings (equity tax)              11,553        4                              (13,111)      (6)
                                              ------------- -------- ------------- -------- ------------- ---------

    Income taxes                              $    107,881       41  $     65,046       35  $     47,241       21
                                              ============= ======== ============= ======== ============= =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                             1999                      1998
                                                                                     (IN THOUSANDS)
    Deferred policy acquisition costs                                   $      282,725             $     294,917
    Unearned premium/deferred revenue                                         (135,124)                 (139,346)
    Impairment reserves                                                        (15,556)                  (23,111)
    Pension and other postretirement benefits                                  (68,902)                  (57,720)
    Investments                                                                177,204                   122,032
    Future policyholder benefits                                              (181,205)                 (151,168)
    Other                                                                        4,683                    31,595
                                                                        --------------             --------------
                                                                                63,825                    77,199
    Net unrealized investment gains                                             26,587                    42,254
    Minimum pension liability                                                   (4,150)                   (3,349)
                                                                        ---------------            --------------

    Deferred income tax liability, net                                  $      86,262              $     116,104
                                                                        ===============            ==============

    Gross deferred income tax assets totaled $405 million and $375 million at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $491 million and $491 million at December 31, 1999 and 1998, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 1998 will be realized.

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                            1999                 1998                 1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $        11,887        $     11,046        $      10,278
      Interest cost                                             24,716              22,958               22,650
      Curtailments                                              21,604
      Expected return on plan assets                           (28,544)            (25,083)             (22,055)
      Amortization of net transition asset                      (2,369)             (2,369)              (2,369)
      Amortization of prior service cost                         1,795               1,795                1,795
      Amortization of net (gain) loss                           (2,709)             (1,247)                  25
                                                       ----------------     ---------------      ---------------
      Net periodic benefit cost                        $        26,380        $      7,100        $      10,324
                                                       ================     ===============      ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                                1999                 1998
                                                                                      (IN THOUSANDS)
    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                   $      353,462        $      335,436
      Service cost                                                                11,887                11,046
      Interest cost                                                               24,716                22,958
      Plan amendments                                                             23,871
      Curtailments                                                                (6,380)
      Actuarial loss                                                              (4,887)                1,958
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Benefit obligation at end of year                                   $      382,828        $      353,462
                                                                          ---------------      ----------------

    Change in plan assets
      Fair value of plan assets at beginning of year                      $      364,819        $      321,555
      Actual return on plan assets                                                78,951                58,225
      Employer contributions                                                       3,883                 2,975
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Fair value of plan assets at end of year                            $      427,812        $      364,819
                                                                          ---------------      ----------------

      Funded status of the plan                                           $       44,984        $       11,357
      Unrecognized net transition asset                                          (11,847)              (14,217)
      Unrecognized prior service cost                                             11,705                16,185
      Unrecognized net gain                                                     (129,936)              (75,921)
                                                                          ---------------      ----------------
      Net amount recognized                                               $      (85,094)      $       (62,596)
                                                                          ===============      ================

    Amounts recognized in the Consolidated Balance Sheet consist of:

      Accrued benefit liability                                           $     (108,690)      $       (88,391)
      Intangible asset                                                            11,739                16,229
      Accumulated other comprehensive income                                      11,857                 9,566
                                                                          ---------------      ----------------
                                                                          $      (85,094)      $       (62,596)
                                                                          ===============      ================

    At December 31, 1999 and 1998, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $57.2 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 1998 related to this plan were $60.1 million and $48.4 million, respectively, and are included in other liabilities.

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.2 million, net of income taxes, at December 31, 1999 and 1998, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $16.2 million as of December 31, 1999 and 1998 related to the non-qualified plan.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% and 7.0% for 1999 and 1998, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and 4.0% for 1999 and 1998, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 1998.

    The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1999, 1998 and 1997 were $4.0 million, $4.1 million and $3.8 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                           1999                  1998                  1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $       3,313          $      3,436          $      3,136
      Interest cost                                            4,559                 4,572                 4,441
      Curtailments                                             5,456
      Amortization of net gain                                (1,493)               (1,232)               (1,527)
                                                       --------------        --------------        --------------
      Net periodic benefit cost                        $      11,835          $      6,776          $      6,050
                                                       ==============        ==============        ==============

    As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                      DECEMBER 31,

                                                                               1999                  1998
                                                                                     (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                   $        70,943       $       66,618
      Service cost                                                                  3,313                3,436
      Interest cost                                                                 4,559                4,572
      Plan Amendments                                                               5,785
      Curtailments                                                                   (328)
      Actuarial (gain) loss                                                        (8,622)                 397
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Projected benefit obligation at end of year                                  71,191               70,943
                                                                          ----------------     ----------------

    Change in plan assets
      Employer contributions                                                        4,459                4,080
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Fair value of plan assets at end of year
                                                                          ----------------     ----------------

      Funded status of the plan                                                   (71,191)             (70,943)
      Unrecognized net gain                                                       (33,538)             (26,408)
                                                                          ----------------     ----------------
      Accrued benefit liability                                           $      (104,729)     $       (97,351)
                                                                          ================     ================

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and 7.0% at December 31, 1999 and 1998, respectively.

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 8.5% in 1999 and 1998, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.5 million for 1999, ($0.5) million for 1998 and $0.4 million for 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                                 1999                1998              1997
                                                                               (IN THOUSANDS)

    UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                        $      (94,224)    $      (72,255)   $      151,210
    Income tax (benefit) expense                                    (32,978)           (25,288)           52,923
                                                             ---------------    ---------------   ---------------
    Totals                                                          (61,246)           (46,967)           98,287
                                                             ---------------    ---------------   ---------------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
     REALIZED IN NET INCOME:
    Before-tax amount                                                (2,234)           (19,970)          (46,481)
    Income tax (benefit)                                               (782)            (6,990)          (16,268)
                                                             ---------------    ---------------   ---------------
    Totals                                                           (1,452)           (12,980)          (30,213)
                                                             ---------------    ---------------   ---------------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                               (96,458)           (92,225)          104,729
    Income tax (benefit) expense                                    (33,760)           (32,278)           36,655
                                                             ---------------    ---------------   ---------------
    Totals                                                   $      (62,698)    $      (59,947)   $      68,074
                                                             ===============    ===============   ===============

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                        $       (2,289)    $       (2,347)   $       (3,232)
    Income tax (benefit)                                               (801)              (821)           (1,131)
                                                             ---------------    ---------------   ---------------
    Totals                                                   $       (1,488)    $       (1,526)   $       (2,101)
                                                             ===============    ===============   ===============

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                 1999              1998              1997
                                                                              (IN THOUSANDS)
     NET UNREALIZED (LOSSES) GAINS ON SECURITIES
      AVAILABLE-FOR-SALE:
     Balance, beginning of year                             $      100,510     $     160,457     $      92,383
     Change during period                                          (62,698)          (59,947)           68,074
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           37,812           100,510           160,457
                                                            ---------------   ---------------   ---------------

     MINIMUM PENSION LIABILITY ADJUSTMENT:
     Balance, beginning of year                                     (6,219)           (4,693)           (2,592)
     Change during period                                           (1,488)           (1,526)           (2,101)
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           (7,707)           (6,219)           (4,693)
                                                            ---------------   ---------------   ---------------

     ACCUMULATED OTHER COMPREHENSIVE INCOME:
     Balance, beginning of year                                     94,291           155,764            89,791
     Change during period                                          (64,186)          (61,473)           65,973
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                   $       30,105     $      94,291     $     155,764
                                                            ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. SEGMENT INFORMATION

    Phoenix offers a wide range of financial products and services. These businesses have been grouped into three reportable segments.

    The Individual segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

    The Investment Management segment includes retail and institutional mutual fund management and distribution including open-end funds, closed-end funds and wrap accounts.

    Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131. They include venture capital investments, international operations, trust operations and other investments.

    The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

    The accounting policies of the segments are the same as those described in
    Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items. Phoenix does not include certain nonrecurring items to the segments. They are reported as unallocated items and include expenses associated with various lawsuits and legal disputes, postretirement medical expenses associated with an early retirement program and realized gains associated with the sales of subsidiaries. See Note 8 - " Pension and Other Postretirement and Postemployment Benefit Plans."

    Included in the following tables is certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments which was described previously.

                                                                                  DECEMBER 31,
                                                                     1999             1998             1997
                                                                                 (IN MILLIONS)

    TOTAL ASSETS
    Individual                                                  $     17,990.3    $    16,919.5    $    15,709.8
    Investment Management                                                747.4            591.9            647.9
    Corporate & Other                                                  1,357.8            876.2          1,124.4
    Discontinued operations                                              187.6            283.8            250.9
                                                                ---------------  ---------------  ---------------
      Total                                                           20,283.1         18,671.4         17,733.0
                                                                ===============  ===============  ===============

    DEFERRED POLICY ACQUISITION COSTS
    Individual                                                  $      1,306.7    $     1,049.9    $     1,016.3
                                                                ===============  ===============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                       1999             1998              1997
                                                                                    (IN MILLIONS)
    PREMIUMS, INSURANCE AND INVESTMENT PRODUCT FEES

    Individual                                                    $       1,361.4   $      1,416.7    $     1,259.2
    Investment Management                                                   293.9            231.0            140.7
    Corporate & Other                                                       115.2             41.1             84.1
    Less: inter-segment revenues                                            (44.5)           (40.7)           (40.3)
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,726.0          1,648.1          1,443.7
                                                                  ---------------- ----------------  ---------------

    INVESTMENT INCOME
    Individual                                                              768.2            768.5            640.3
    Investment Management                                                     6.0              2.7              3.0
    Corporate & Other                                                       176.1             80.4             71.1
                                                                  ---------------- ----------------  ---------------
      Total                                                                 950.3            851.6            714.4
                                                                  ---------------- ----------------  ---------------

    NET REALIZED INVESTMENT GAINS
    Individual                                                               15.9            (17.8)            65.7
    Corporate & Other                                                         3.9             10.5             45.3
    Gains on sale of subsidiaries                                            16.0             65.5
                                                                  ---------------- ----------------  ---------------
      Total                                                                  35.8             58.2            111.0
                                                                  ---------------- ----------------  ---------------

    POLICY BENEFITS AND DIVIDENDS
    Individual                                                            1,611.3          1,718.2          1,499.7
    Corporate & Other                                                       101.6             36.6             45.8
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,712.9          1,754.8          1,545.5
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Individual                                                              146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------
      Total                                                                 146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF GOODWILL AND INTANGIBLES
    Individual                                                                4.2              0.3              0.5
    Investment Management                                                    30.3             22.0              9.1
    Corporate & Other                                                         3.5              0.8             (0.2)
                                                                  ---------------- ----------------  ---------------
      Total                                                                  38.0             23.1              9.4
                                                                  ---------------- ----------------  ---------------

    INTEREST EXPENSE
    Investment Management                                                    18.9             14.7              3.6
    Corporate & Other                                                        13.8             11.2             20.7
                                                                  ---------------- ----------------  ---------------
      Total                                                                  32.7             25.9             24.3
                                                                  ---------------- ----------------  ---------------

    OTHER OPERATING EXPENSES
    Individual                                                              289.4            268.1            234.6
    Investment Management                                                   203.5            156.1            101.9
    Corporate & Other                                                        65.0             40.7             69.2
    Unallocated amounts                                                       7.2              4.5              1.7
    Less: inter segment expenses                                            (44.5)           (40.7)           (40.4)
                                                                  ---------------- ----------------  ---------------
      Total                                                                 520.6            428.7            367.0
                                                                  ---------------- ----------------  ---------------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES AND MINORITY INTEREST
    Individual                                                               94.0             43.2            127.9
    Investment Management                                                    47.2             40.8             29.2
    Corporate & Other                                                       111.3             42.7             64.9
    Unallocated amounts & inter-segment eliminations                          8.8             61.0             (1.7)
                                                                  ---------------- ----------------  ---------------
      Total                                                       $         261.3   $        187.7    $       220.3
                                                                  ================ ================  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units which in prior years had been reflected as reportable business segments: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

    REINSURANCE OPERATIONS

    During 1999, Phoenix completed a comprehensive strategic review of its life reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims run-off, resulting in the recognition of a $173 million pre-tax loss ($113 million after-tax loss) on the disposal of life reinsurance discontinued operations. The life reinsurance segment consisted primarily of individual life reinsurance operations as well as group personal accident and group health reinsurance business. The significant components of the loss on the disposal of life reinsurance discontinued operations in 1999 were as follows:

    On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reinsurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction, resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

    On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third-party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in an after-tax gain of $2.0 million.

    Phoenix retained ownership of the preferred stock of FAS, which under the terms of the agreement, CYBERTEK will purchase in six equal annual installments commencing March 31, 2001 through March 31, 2006. The purchase price will be determined annually based upon earnings, but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

    During 1999, Phoenix placed the remaining group personal accident and group health reinsurance operations into run-off. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million. In addition, as part of the exit strategy, Phoenix purchased finite aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the run-off block. The finite reinsurance is subject to an aggregate retention of $100 million on the run-off block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix paid an initial premium of $130 million.

    The additional estimated reserves and finite reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves over a number of years as the level of business diminishes.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additionally, certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to run off. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 21 - "Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

    Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994 - 1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

    Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

    PROPERTY AND CASUALTY BROKERAGE OPERATIONS

    On July 1, 1999, PM Holdings sold its property and casualty brokerage business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as common stock and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

    REAL ESTATE MANAGEMENT OPERATIONS

    On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    GROUP INSURANCE OPERATIONS

    On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

    The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $283.8 million as of December 31, 1999 and 1998, respectively. Asset and liability balances of the continuing operation as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 and 1997 to exclude the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

    GAIN (LOSS) FROM OPERATIONS OF                                            YEAR ENDED DECEMBER 31,
     DISCONTINUED OPERATIONS                                           1999             1998             1997
                                                                                   (IN THOUSANDS)
    Revenues:
      Reinsurance Operations                                                      $     306,671    $     163,503
      Group Insurance Operations                                 $      453,813         503,825          483,956
      Property and Casualty Brokerage Operations                         25,968          72,579           64,093
      Real Estate Management                                              1,189          12,707           15,319
                                                                 ---------------  --------------  ---------------
    Total revenues                                                      480,970         895,782          726,871
                                                                 ---------------  --------------  ---------------

    Gain (loss) from operations:
      Reinsurance Operations                                                             14,081           10,611
      Group Insurance Operations                                         28,672          29,212           31,686
      Property and Casualty Brokerage Operations                          1,534           2,515          (19,911)
      Real Estate Management                                             (2,645)         (4,037)          (2,616)
                                                                 ---------------  --------------  ---------------
    Gain from discountinued operations before income
     taxes                                                               27,561          41,771           19,770
    Income taxes                                                         10,006          16,759           12,522
                                                                 ---------------  --------------  ---------------
    Gain from discontinued operations, net of taxes              $       17,555    $     25,012    $       7,248
                                                                 ===============  ==============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
    LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS                DECEMBER 31, 1999
                                                                 (IN THOUSANDS)

    (Loss) gain on disposal:
      Reinsurance Operations                                     $    (173,061)
      Property and Casualty Brokerage Operations                        40,131
      Real Estate Management                                             5,870
                                                                 --------------
    Loss on disposal of discontinued operations before
     income taxes                                                     (127,060)
    Income taxes                                                       (55,076)
                                                                 --------------
    Loss on disposal of discontinued operations, net of
     income taxes                                                $     (71,984)
                                                                 --------------


12. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $106.7 million at December 31, 1999 and 1998, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $161.2 million at December 31, 1999 and 1998, respectively.

    Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $16.9 million and $16.9 million in 1999, 1998, and 1997, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows: 2000 - $13.5 million; 2001 - $10.5 million; 2002 - $7.3 million;
    2003 - $5.1 million; 2004 - $2.8 million; and $1.0 million thereafter.

13. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1999             1998              1997
                                                                               (IN THOUSANDS)

    Direct premiums                                           $    1,762,359   $    1,719,393     $   1,592,800
    Reinsurance assumed                                              416,194          505,262           329,927
    Reinsurance ceded                                               (537,847)        (371,854)         (282,121)
                                                              --------------- ----------------   ---------------
    Net premiums                                                   1,640,706        1,852,801         1,640,606
    Less net premiums of discontinued operations                    (506,499)        (698,071)         (564,449)
                                                              --------------- ----------------   ---------------
    Net premiums of continuing operations                     $    1,134,207   $    1,154,730     $   1,076,157
                                                              =============== ================   ===============

    Direct policy and contract claims incurred                $      707,105   $      728,062     $     629,112
    Reinsurance assumed                                              563,807          433,242           410,704
    Reinsurance ceded                                               (500,282)        (407,780)         (373,127)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred                          770,630          753,524           666,689
    Less net incurred claims of discontinued operations             (552,423)        (471,688)         (422,373)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred
     of continuing operations                                 $      218,207   $      281,836     $     244,316
                                                              =============== ================   ==============

    Direct life insurance in force                            $  131,052,050   $  121,442,041     $ 120,394,664
    Reinsurance assumed                                          139,649,850      110,632,110        84,806,585
    Reinsurance ceded                                           (207,192,046)    (135,817,986)      (74,764,639)
                                                              --------------- ----------------   ---------------
    Net insurance in force                                        63,509,854       96,256,165       120,436,610
    Less insurance in force of discontinued operations            (1,619,452)     (24,330,166)      (13,811,408)
                                                              --------------- ----------------   ---------------
    Net insurance in force of continuing operations           $   61,890,402   $   71,925,999     $ 116,625,202
                                                              =============== ================   ===============

    Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 66.9% and 72.3% of the face value of total individual life insurance in force at December 31, 1999 and 1998, respectively. The premiums on participating life insurance policies were 76.8%, 79.4% and 83.5% of total individual life insurance premiums in 1999, 1998, and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1999                 1998                1997
                                                                            (IN THOUSANDS)

    Balance at beginning of year                      $       1,049,934     $     1,016,295     $        908,616
    Acquisition cost deferred                                   143,110             164,608              288,281
    Amortized to expense during the year                       (146,603)           (137,663)            (102,617)
    Adjustment to net unrealized investment
     gains (losses) included in other
     comprehensive income                                       260,287               6,694              (77,985)
                                                      ------------------   -----------------   ------------------

    Balance at end of year                            $       1,306,728     $     1,049,934     $      1,016,295
                                                      ==================   =================   ==================

    Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to traditional life due to an adjustment to death claims used in determining DAC amortization.

16. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

17. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analysis which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

    DERIVATIVE INSTRUMENTS

    Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NOTES PAYABLE

    The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:


                                                      1999                                   1998
                                         CARRYING              FAIR              CARRYING              FAIR
                                          VALUE               VALUE               VALUE               VALUE
                                                                    (IN THOUSANDS)

    Financial assets:
    Cash and cash equivalents        $        187,610     $       187,610     $       115,187     $       115,187
    Short-term investments                    133,367             133,367             185,983             185,983
    Debt securities                         7,496,948           7,400,067           7,712,865           7,796,389
    Equity securities                         461,613             461,613             301,649             301,649
    Mortgage loans                            716,831             680,569             797,343             831,919
    Derivative instruments                                        (13,211)                                 12,316
    Policy loans                            2,042,558           2,040,497           2,008,260           2,122,389
                                     -----------------   -----------------   -----------------   -----------------
    Total financial assets           $     11,038,927     $    10,890,512     $    11,121,287     $    11,365,832
                                     =================   =================   =================   =================

    Financial liabilities:
    Policy liabilities               $        709,696     $       709,357     $       783,400     $       783,400
    Notes payable                             499,392             490,831             386,575             395,744
                                     -----------------   -----------------   -----------------   -----------------
    Total financial liabilities      $      1,209,088     $     1,200,188     $     1,169,975     $     1,179,144
                                     =================   =================   =================   ================


18. CONTINGENCIES

    LITIGATION

    Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 11 - "Discontinued Operations" and
    Note 21 - "Subsequent Events").

19. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the State of New York Insurance Department (the Insurance Department), as of December 31, 1999, 1998 and 1997. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                    1999               1998              1997
                                                                               (IN THOUSANDS)

    Statutory net income                                       $      131,286      $     108,652     $      66,599
    Deferred policy acquisition costs, net                            (28,099)            18,538            48,821
    Future policy benefits                                            (23,686)           (53,847)           (9,145)
    Pension and postretirement expenses                                (8,638)           (17,334)           (7,955)
    Investment valuation allowances                                    15,141            107,229            87,920
    Interest maintenance reserve                                       (7,232)             1,415            17,544
    Deferred income taxes                                               3,919            (39,983)          (36,250)
    Other, net                                                          6,191             12,459             2,118
                                                               ---------------    ---------------   ---------------

    Net income, as reported                                    $      88,882      $     137,129     $     169,652
                                                               ===============    ===============   ===============

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                    DECEMBER 31,
                                                                          1999                         1998
                                                                                    (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                       $        1,427,333            $       1,205,635
    Deferred policy acquisition costs, net                                  1,231,217                    1,259,316
    Future policy benefits                                                   (478,184)                    (465,268)
    Pension and postretirement expenses                                      (193,007)                    (174,273)
    Investment valuation allowances                                          (206,531)                      34,873
    Interest maintenance reserve                                               24,767                       35,303
    Deferred income taxes                                                      65,595                      (25,593)
    Surplus notes                                                            (159,444)                    (157,500)
    Other, net                                                                 49,505                       24,062
                                                                   -------------------          -------------------
    Equity, as reported                                            $        1,761,251            $       1,736,555
                                                                   ===================          ===================

    The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

20. PRIOR PERIOD ADJUSTMENTS

    In 1999, Phoenix revised the accounting for venture capital partnerships to include unrealized capital gains and losses on investments held in the partnerships. These gains and losses are recorded in investment income. Opening retained earnings at December 31, 1996 has been increased by $17.6 million. The consolidated balance sheet as of December 31, 1998 was revised by increasing the following balances: other invested assets by $50.6 million, deferred income taxes by $17.7 million and retained earnings by $32.9 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $12.4 million and $2.9 million for the years ended 1998 and 1997, respectively.

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

21. SUBSEQUENT EVENTS

    OCCUPATIONAL ACCIDENT REINSURANCE

    On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

    On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

    Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued life reinsurance operations. See Note 11 - "Discontinued Operations."

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.


    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1999.

    Example:

    Value of hypothetical pre-existing account with exactly one
      unit at the beginning of the period:......................    1.561075
    Value of the same account (excluding capital changes) at the
      end of the 7-day period:..................................    1.562397
    Calculation:
      Ending account value .....................................    1.562397
      Less beginning value .....................................    1.561075
      Net change in account value ..............................    0.001322
    Base period return:
      (adjusted change/beginning account value) ................    0.000847
    Current yield = return x (365/7)............................       4.42%
    Effective yield = [(1 + return)(365/7)] - 1.................       4.51%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.


----------------------------------------------------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999(1)
---------------------------------------------------------------------------------------------------------------------------------
SERIES                                                      INCEPTION DATE   1 YEAR      5 YEARS      10 YEARS   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series....................       5/1/90        27.57%      17.77%        N/A           11.38%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series.........................      9/17/96        48.85%       N/A          N/A           -2.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series......................      12/15/99        N/A         N/A          N/A            2.42%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series......       5/1/95         3.18%       N/A          N/A            8.93%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series...................      12/31/82       27.74%      23.15%       18.26%         18.61%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series......................       3/2/98        30.23%       N/A          N/A           30.45%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series............      12/15/99        N/A         N/A          N/A           -1.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series......................      10/8/82         3.23%       3.73%        3.67%          4.98%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series.........      12/31/82        3.85%       7.90%        7.70%          8.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series....................       3/2/98        22.46%       N/A          N/A           17.40%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series.......      7/14/92        17.08%       N/A          N/A           21.08%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series.......................      12/15/99        N/A         N/A          N/A            5.76%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series.....................      12/15/99        N/A         N/A          N/A           -0.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series..............................      12/15/99        N/A         N/A          N/A            5.90%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series...............      12/15/99        N/A         N/A          N/A            6.21%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series.........................       5/1/92         9.88%      14.95%        N/A           11.12%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series................       3/2/98        15.26%       N/A          N/A           18.94%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series.............      9/17/84         9.57%      14.45%       11.92%        12.30%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.....................       3/2/98       -11.73%       N/A          N/A          -13.17%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.....................       3/2/98        43.43%       N/A          N/A           34.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series....................      1/29/96        52.79%       N/A          N/A           29.51%
---------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund................................      8/22/97        25.71%       N/A          N/A           15.37%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II.........      3/28/94        -2.13%       4.24%        N/A            3.94%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II.......................       3/1/94         0.75%       9.08%        N/A            6.81%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio.....................................      11/30/99        N/A         N/A          N/A           23.65%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2(2)..............      11/2/98         7.66%       N/A          N/A            8.89%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2(2)..............      11/28/88       20.73%      15.36%       11.45%         11.40%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --
Class 2(2)...............................................      9/27/96        51.15%       N/A          N/A           -5.96%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)...........      11/3/88        26.87%      15.82%       11.94%         11.77%
---------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund -- Class 2(2)....      5/11/92        21.41%      15.44%        N/A           13.71%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty.....................................       2/1/99         N/A         N/A          N/A           81.57%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap...........................       5/1/95       123.36%       N/A          N/A           37.18%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty............................................       2/1/99         N/A         N/A          N/A           32.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap....................................       5/1/95        23.20%       N/A          N/A           25.16%
---------------------------------------------------------------------------------------------------------------------------------

1 Performance data quoted represent the investment return of the appropriate series adjusted for Phoenix Individual Edge charges had the subaccount started on the inception date of the appropriate series. The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $15 issue expense charge, $5 monthly administrative charge, investment management fees and mortality and expense risk charges. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.
2 Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998 for Mutual Shares Securities Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16, 1998), Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Advisor           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:


    S&P 500                                Dow Jones Industrial Average(SM)
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index


    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                              ANNUAL TOTAL RETURN(1)

-------------------------------------------------------------------------------------------------------------
                    SERIES                         1983   1984    1985   1986   1987    1988   1989   1990
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series              N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                   N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series                N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities       N/A    N/A     N/A    N/A    N/A     N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series            31.84%   9.79% 33.85% 19.51%   6.08%  3.09% 34.53%   3.32%
-------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series      N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                7.51%   9.34%  7.17%  5.66%   5.67%  6.60%  8.03%   7.51%
-------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series   5.16%  10.45% 19.65% 18.34%   0.28%  9.61%  6.92%   4.54%
-------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series              N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index        N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                 N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series               N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                        N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series         N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                   N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series          N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series       N/A    N/A    26.33% 14.77%  11.66%  1.53% 18.53%   5.15%
-------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series               N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series               N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series              N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                          N/A    N/A     N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   N/A    N/A     N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                 N/A    N/A     N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Technology Portfolio                               N/A    N/A     N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2(2)        N/A    N/A     N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Templeton Asset Securities Fund -- Class 2(2)      N/A     N/A    N/A    N/A     N/A    N/A   12.13%  -8.95%
-------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --
Class 2(2)                                         N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)     N/A     N/A    N/A    N/A     N/A    N/A   13.48% -11.99%
-------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2(2)                                         N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                               N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Wanger Twenty                                      N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                              N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A
-------------------------------------------------------------------------------------------------------------

                              ANNUAL TOTAL RETURN(1) (continued)

---------------------------------------------------------------------------------------------------------------------
                    SERIES                         1991    1992   1993   1994    1995   1996   1997    1998    1999
---------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series             18.79% -13.52% 37.33% -0.73%   8.72% 17.71% 11.16%  26.92%  28/48%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                   N/A     N/A    N/A    N/A     N/A    N/A   -32.94  -5.21%  49.78%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series                N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities       N/A     N/A    N/A    N/A    N/A    32.10% 21.09% -21.83%   3.95%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series            41.60%   9.41% 18.75%  0.66%  29.85% 11.69% 20.12%  28.98%  28.65%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     31.12%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series      N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                5.14%   2.75%  2.06%  3.01%   4.86%  4.19%  4.35%   4.26%   3.99%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series  18.66%   9.23% 14.99% -6.21%  22.56% 11.52% 10.21%  -4.91%   4.62%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series              N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     23.35%
---------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index        N/A     N/A    N/A    N/A     N/A    N/A    N/A    30.64%  17.90%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                 N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series               N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                        N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series         N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                   N/A    N/A     7.75% -3.61%  22.37%  9.68% 17.00%  18.07%  10.69%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series          N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     16.08%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series      28.27%   9.79% 10.12% -2.19%  17.27%  8.18% 19.78%  19.84%  10.38%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series               N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A    -11.00%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series               N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A     44.49%
---------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series              N/A     N/A    N/A    N/A     N/A    N/A   16.25%  43.55%  53.77%
---------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                          N/A     N/A    N/A    N/A     N/A    N/A    N/A    20.64%  26.61%
---------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II   N/A     N/A    N/A    N/A     7.90%  3.37%  7.71%   6.80%  -1.38%
---------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                 N/A     N/A    N/A    N/A    19.42% 13.40% 12.92%   1.88%   1.50%
---------------------------------------------------------------------------------------------------------------------
Technology Portfolio                               N/A     N/A    N/A    N/A    N/A     N/A    N/A    N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2(2)        N/A     N/A    N/A    N/A     N/A    N/A    N/A    N/A      8.43%
---------------------------------------------------------------------------------------------------------------------
Templeton Asset Securities Fund -- Class 2(2)     26.42%   6.97% 24.86% -4.00%  21.29% 17.64% 14.37%   5.27%  21.58%
---------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --
Class 2(2)                                         N/A     N/A    N/A    N/A     N/A    N/A  -29.95% -21.69%  52.10%
---------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2(2)    26.22%   6.02% 32.68% -3.25%  23.97% 21.17% 10.75%   0.24%  27.75%
---------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2(2)                                         N/A    N/A    45.85% -3.27%  14.56% 22.77% 12.76%   8.17%  22.27%
---------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                               N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                     N/A     N/A    N/A    N/A    N/A    31.15% -2.24%  15.41% 124.68%
---------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                      N/A     N/A    N/A    N/A     N/A    N/A    N/A     N/A     N/A
---------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                              N/A     N/A    N/A    N/A    16.01% 45.64% 28.41%   7.83%  24.08%
---------------------------------------------------------------------------------------------------------------------


1 Returns are net of mortality and expense risk charges and investment management fees for the subaccounts. Percent change doesn't include the effect of the issue expense and monthly administrative charges. Performance data quoted represent the investment return of the appropriate series adjusted for Phoenix Individual Edge charges had the Subaccount started on the inception date of the appropriate series.
2 Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998 for Mutual Shares Securities Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16, 1998), Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.


These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% (4% in New York and New Jersey). Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payment. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payment whose guaranteed period has just ended will be the same rate as is applied to new premium payment allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the policyowner surrenders the policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                YEAR ONE: 25%         YEAR TWO: 33%
                YEAR THREE: 50%       YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND
CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1. Issue charge of $150.

2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

3. Premium tax charge of 2.25%.

4. A federal tax charge of 1.5%.

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the policies. (See "Charges and Deductions"--Cost of Insurance.)

6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis, (.25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions"--Mortality and Expense Risk Charge.)


    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .22%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately
 .97% of the average net assets. (See "Charges and Deductions"--Investment Management Charge.)

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.76%, 4.19% and 10.15%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.22%, 4.69% and 10.75%, respectively, after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions"--Other Charges--Taxes.)

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        592          0    100,000        638          0    100,000        684          0    100,000
     2      1,000      2,153      1,317          0    100,000      1,451          0    100,000      1,591          0    100,000
     3      1,000      3,310      2,021        241    100,000      2,289        510    100,000      2,580        800    100,000
     4      1,000      4,526      2,704        924    100,000      3,154      1,374    100,000      3,661      1,881    100,000
     5      1,000      5,802      3,364      1,584    100,000      4,044      2,265    100,000      4,842      3,062    100,000

     6      1,000      7,142      4,001      2,506    100,000      4,961      3,466    100,000      6,132      4,637    100,000
     7      1,000      8,549      4,613      3,403    100,000      5,903      4,693    100,000      7,540      6,330    100,000
     8      1,000     10,027      5,201      4,276    100,000      6,872      5,946    100,000      9,079      8,154    100,000
     9      1,000     11,578      5,763      5,301    100,000      7,866      7,404    100,000     10,761     10,299    100,000
    10      1,000     13,207      6,300      6,300    100,000      8,888      8,888    100,000     12,602     12,602    100,000

    11      1,000     14,917      6,813      6,813    100,000      9,939      9,939    100,000     14,619     14,619    100,000
    12      1,000     16,713      7,302      7,302    100,000     11,022     11,022    100,000     16,831     16,831    100,000
    13      1,000     18,599      7,767      7,767    100,000     12,136     12,136    100,000     19,259     19,259    100,000
    14      1,000     20,579      8,207      8,207    100,000     13,285     13,285    100,000     21,927     21,927    100,000
    15      1,000     22,657      8,623      8,623    100,000     14,466     14,466    100,000     24,857     24,857    100,000

    16      1,000     24,840      9,063      9,063    100,000     15,770     15,770    100,000     28,236     28,236    100,000
    17      1,000     27,132      9,477      9,477    100,000     17,120     17,120    100,000     31,974     31,974    100,000
    18      1,000     29,539      9,861      9,861    100,000     18,515     18,515    100,000     36,110     36,110    100,000
    19      1,000     32,066     10,213     10,213    100,000     19,956     19,956    100,000     40,690     40,690    100,000
    20      1,000     34,719     10,529     10,529    100,000     21,444     21,444    100,000     45,765     45,765    100,000

  @ 65      1,000     69,761     11,730     11,730    100,000     39,638     39,638    100,000    139,551    139,551    170,252


   Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        512          0    100,000        555          0    100,000        599          0    100,000
     2      1,000      2,153      1,157          0    100,000      1,280          0    100,000      1,409          0    100,000
     3      1,000      3,310      1,780          1    100,000      2,026        246    100,000      2,292        513    100,000
     4      1,000      4,526      2,383        603    100,000      2,792      1,013    100,000      3,255      1,475    100,000
     5      1,000      5,802      2,962      1,183    100,000      3,579      1,799    100,000      4,302      2,523    100,000

     6      1,000      7,142      3,519      2,024    100,000      4,385      2,890    100,000      5,444      3,949    100,000
     7      1,000      8,549      4,049      2,839    100,000      5,210      4,000    100,000      6,687      5,477    100,000
     8      1,000     10,027      4,555      3,629    100,000      6,054      5,129    100,000      8,041      7,116    100,000
     9      1,000     11,578      5,033      4,571    100,000      6,916      6,454    100,000      9,517      9,055    100,000
    10      1,000     13,207      5,485      5,485    100,000      7,797      7,797    100,000     11,128     11,128    100,000

    11      1,000     14,917      5,906      5,906    100,000      8,694      8,694    100,000     12,884     12,884    100,000
    12      1,000     16,713      6,297      6,297    100,000      9,607      9,607    100,000     14,800     14,800    100,000
    13      1,000     18,599      6,655      6,655    100,000     10,535     10,535    100,000     16,893     16,893    100,000
    14      1,000     20,579      6,980      6,980    100,000     11,478     11,478    100,000     19,180     19,180    100,000
    15      1,000     22,657      7,269      7,269    100,000     12,433     12,433    100,000     21,681     21,681    100,000

    16      1,000     24,840      7,563      7,563    100,000     13,475     13,475    100,000     24,554     24,554    100,000
    17      1,000     27,132      7,814      7,814    100,000     14,533     14,533    100,000     27,718     27,718    100,000
    18      1,000     29,539      8,017      8,017    100,000     15,604     15,604    100,000     31,203     31,203    100,000
    19      1,000     32,066      8,167      8,167    100,000     16,683     16,683    100,000     35,045     35,045    100,000
    20      1,000     34,719      8,256      8,256    100,000     17,765     17,765    100,000     39,284     39,284    100,000

  @ 65      1,000     69,761      4,071      4,071    100,000     27,518     27,518    100,000    117,325    117,325    143,137


   Based on 0% interest rate and guaranteed charges, the policy will lapse in year 34.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        619          0    100,000        665          0    100,000         712          0     100,000
     2      1,000      2,153      1,369          0    100,000      1,506          0    100,000       1,648        127     100,000
     3      1,000      3,310      2,098        577    100,000      2,373        852    100,000       2,672      1,151     100,000
     4      1,000      4,526      2,805      1,284    100,000      3,269      1,748    100,000       3,790      2,269     100,000
     5      1,000      5,802      3,491      1,970    100,000      4,192      2,671    100,000       5,012      3,491     100,000

     6      1,000      7,142      4,153      2,876    100,000      5,143      3,865    100,000       6,348      5,071     100,000
     7      1,000      8,549      4,791      3,757    100,000      6,121      5,087    100,000       7,808      6,774     100,000
     8      1,000     10,027      5,405      4,614    100,000      7,129      6,338    100,000       9,405      8,614     100,000
     9      1,000     11,578      5,996      5,601    100,000      8,167      7,772    100,000      11,153     10,758     100,000
    10      1,000     13,207      6,564      6,564    100,000      9,237      9,237    100,000      13,069     13,069     100,000

    11      1,000     14,917      7,112      7,112    100,000     10,343     10,343    100,000      15,173     15,173     100,000
    12      1,000     16,713      7,641      7,641    100,000     11,488     11,488    100,000      17,487     17,487     100,000
    13      1,000     18,599      8,150      8,150    100,000     12,672     12,672    100,000      20,029     20,029     100,000
    14      1,000     20,579      8,639      8,639    100,000     13,896     13,896    100,000      22,826     22,826     100,000
    15      1,000     22,657      9,107      9,107    100,000     15,163     15,163    100,000      25,904     25,904     100,000

    16      1,000     24,840      9,608      9,608    100,000     16,565     16,565    100,000      29,455     29,455     100,000
    17      1,000     27,132     10,089     10,089    100,000     18,024     18,024    100,000      33,388     33,388     100,000
    18      1,000     29,539     10,548     10,548    100,000     19,542     19,542    100,000      37,744     37,744     100,000
    19      1,000     32,066     10,985     10,985    100,000     21,120     21,120    100,000      42,573     42,573     100,000
    20      1,000     34,719     11,398     11,398    100,000     22,761     22,761    100,000      47,928     47,928     100,000

  @ 65      1,000     69,761     14,711     14,711    100,000     44,029     44,029    100,000     146,925    146,925     179,249


    Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        534          0    100,000        578          0    100,000        622          0    100,000
     2      1,000      2,153      1,199          0    100,000      1,325          0    100,000      1,457          0    100,000
     3      1,000      3,310      1,842        321    100,000      2,093        572    100,000      2,366        845    100,000
     4      1,000      4,526      2,464        943    100,000      2,884      1,363    100,000      3,357      1,836    100,000
     5      1,000      5,802      3,062      1,541    100,000      3,695      2,174    100,000      4,437      2,916    100,000

     6      1,000      7,142      3,637      2,359    100,000      4,527      3,249    100,000      5,614      4,336    100,000
     7      1,000      8,549      4,186      3,151    100,000      5,378      4,344    100,000      6,895      5,860    100,000
            1,000     10,027      4,709      3,918    100,000      6,250      5,459    100,000      8,291      7,500    100,000
     9      1,000     11,578      5,208      4,813    100,000      7,144      6,749    100,000      9,816      9,421    100,000
    10      1,000     13,207      5,682      5,682    100,000      8,060      8,060    100,000     11,483     11,483    100,000

    11      1,000     14,917      6,131      6,131    100,000      9,000      9,000    100,000     13,307     13,307    100,000
    12      1,000     16,713      6,556      6,556    100,000      9,964      9,964    100,000     15,304     15,304    100,000
    13      1,000     18,599      6,954      6,954    100,000     10,952     10,952    100,000     17,492     17,492    100,000
    14      1,000     20,579      7,324      7,324    100,000     11,962     11,962    100,000     19,889     19,889    100,000
    15      1,000     22,657      7,667      7,667    100,000     12,997     12,997    100,000     22,518     22,518    100,000

    16      1,000     24,840      8,023      8,023    100,000     14,132     14,132    100,000     25,543     25,543    100,000
    17      1,000     27,132      8,349      8,349    100,000     15,300     15,300    100,000     28,885     28,885    100,000
    18      1,000     29,539      8,640      8,640    100,000     16,499     16,499    100,000     32,577     32,577    100,000
    19      1,000     32,066      8,893      8,893    100,000     17,726     17,726    100,000     36,657     36,657    100,000
    20      1,000     34,719      9,105      9,105    100,000     18,984     18,984    100,000     41,173     41,173    100,000

  @ 65      1,000     69,761      8,564      8,564    100,000     33,436     33,436    100,000    124,835    124,835     152,299


    Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

      1      1,000      1,050        591          0    100,592        637          0    100,638        683          0    100,684
      2      1,000      2,153      1,314          0    101,315      1,447          0    101,448      1,586          0    101,587
      3      1,000      3,310      2,014        235    102,015      2,282        502    102,282      2,571        791    102,572
      4      1,000      4,526      2,692        912    102,693      3,140      1,360    103,141      3,645      1,865    103,645
      5      1,000      5,802      3,346      1,566    103,346      4,022      2,243    104,023      4,815      3,035    104,815

      6      1,000      7,142      3,975      2,480    103,976      4,928      3,433    104,929      6,089      4,594    106,090
      7      1,000      8,549      4,578      3,368    104,578      5,856      4,646    105,856      7,477      6,266    107,477
      8      1,000     10,027      5,154      4,229    105,155      6,806      5,881    106,807      8,988      8,063    108,989
      9      1,000     11,578      5,702      5,240    105,703      7,778      7,315    107,778     10,634     10,172    110,634
     10      1,000     13,207      6,223      6,223    106,223      8,771      8,771    108,772     12,427     12,427    112,428

     11      1,000     14,917      6,717      6,717    106,718      9,789      9,789    109,790     14,384     14,384    114,385
     12      1,000     16,713      7,185      7,185    107,186     10,832     10,832    110,832     16,521     16,521    116,522
     13      1,000     18,599      7,627      7,627    107,627     11,899     11,899    111,899     18,856     18,856    118,856
     14      1,000     20,579      8,041      8,041    108,042     12,991     12,991    112,992     21,407     21,407    121,408
     15      1,000     22,657      8,428      8,428    108,428     14,107     14,107    114,108     24,194     24,194    124,195

     16      1,000     24,840      8,835      8,835    108,836     15,333     15,333    115,334     27,393     27,393    127,394
     17      1,000     27,132      9,212      9,212    109,212     16,591     16,591    116,592     30,909     30,909    130,909
     18      1,000     29,539      9,555      9,555    109,555     17,879     17,879    117,879     34,771     34,771    134,771
     19      1,000     32,066      9,861      9,861    109,862     19,195     19,195    119,195     39,014     39,014    139,015
     20      1,000     34,719     10,127     10,127    110,128     20,536     20,536    120,536     43,675     43,675    143,676

   @ 65      1,000     69,761     10,561     10,561    110,561     35,439     35,439    135,439    125,729    125,729    225,730


    Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                                                                 INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        511          0    100,511        554          0    100,554        597          0    100,598
     2      1,000      2,153      1,153          0    101,154      1,276          0    101,277      1,405          0    101,406
     3      1,000      3,310      1,773          0    101,774      2,018        238    102,018      2,283        503    102,284
     4      1,000      4,526      2,371        591    102,371      2,778        998    102,779      3,238      1,458    103,238
     5      1,000      5,802      2,944      1,164    102,944      3,556      1,776    103,556      4,274      2,494    104,275

     6      1,000      7,142      3,492      1,997    103,493      4,351      2,856    104,352      5,400      3,905    105,401
     7      1,000      8,549      4,013      2,803    104,013      5,161      3,951    105,162      6,621      5,411    106,622
     8      1,000     10,027      4,507      3,581    104,507      5,987      5,061    105,987      7,948      7,022    107,948
     9      1,000     11,578      4,971      4,509    104,971      6,826      6,363    106,826      9,386      8,924    109,387
    10      1,000     13,207      5,406      5,406    105,407      7,678      7,678    107,679     10,949     10,949    110,949

    11      1,000     14,917      5,809      5,809    105,809      8,541      8,541    108,541     12,643     12,643    112,644
    12      1,000     16,713      6,178      6,178    106,178      9,412      9,412    109,413     14,481     14,481    114,482
    13      1,000     18,599      6,512      6,512    106,512     10,290     10,290    110,291     16,475     16,475    116,476
    14      1,000     20,579      6,809      6,809    106,809     11,173     11,173    111,174     18,639     18,639    118,639
    15      1,000     22,657      7,066      7,066    107,067     12,058     12,058    112,058     20,985     20,985    120,985

    16      1,000     24,840      7,324      7,324    107,325     13,015     13,015    113,015     23,662     23,662    123,662
    17      1,000     27,132      7,535      7,535    107,536     13,972     13,972    113,973     26,580     26,580    126,580
    18      1,000     29,539      7,693      7,693    107,694     14,923     14,923    114,923     29,758     29,758    129,759
    19      1,000     32,066      7,793      7,793    107,793     15,861     15,861    115,861     33,218     33,218    133,218
    20      1,000     34,719      7,825      7,825    107,826     16,775     16,775    116,776     36,980     36,980    136,980

  @ 65      1,000     69,761      2,834      2,834    102,834     22,265     22,265    122,265     97,952     97,952    197,952


    Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 1 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        618          0    100,618        664          0    100,665        711          0    100,712
     2      1,000      2,153      1,366          0    101,366      1,503          0    101,503      1,645        124    101,646
     3      1,000      3,310      2,092        571    102,092      2,367        846    102,367      2,664      1,143    102,664
     4      1,000      4,526      2,795      1,274    102,796      3,257      1,736    103,257      3,776      2,255    103,776
     5      1,000      5,802      3,475      1,954    103,476      4,172      2,651    104,173      4,989      3,468    104,989

     6      1,000      7,142      4,131      2,853    104,131      5,114      3,836    105,115      6,311      5,034    106,312
     7      1,000      8,549      4,760      3,726    104,761      6,080      5,046    106,080      7,753      6,718    107,753
     8      1,000     10,027      5,364      4,573    105,364      7,071      6,280    107,071      9,324      8,533    109,325
     9      1,000     11,578      5,942      5,547    105,942      8,089      7,693    108,089     11,040     10,645    111,041
    10      1,000     13,207      6,495      6,495    106,496      9,134      9,134    109,134     12,914     12,914    112,915

    11      1,000     14,917      7,027      7,027    107,028     10,211     10,211    110,211     14,966     14,966    114,967
    12      1,000     16,713      7,538      7,538    107,539     11,320     11,320    111,321     17,213     17,213    117,214
    13      1,000     18,599      8,026      8,026    108,027     12,463     12,463    112,463     19,675     19,675    119,675
    14      1,000     20,579      8,492      8,492    108,493     13,639     13,639    113,639     22,371     22,371    122,371
    15      1,000     22,657      8,936      8,936    108,937     14,850     14,850    114,850     25,326     25,326    125,326

    16      1,000     24,840      9,408      9,408    109,409     16,184     16,184    116,185     28,722     28,722    128,722
    17      1,000     27,132      9,858      9,858    109,859     17,565     17,565    117,566     32,465     32,465    132,465
    18      1,000     29,539     10,283     10,283    110,284     18,993     18,993    118,993     36,591     36,591    136,591
    19      1,000     32,066     10,681     10,681    110,682     20,465     20,465    120,466     41,136     41,136    141,137
    20      1,000     34,719     11,053     11,053    111,053     21,986     21,986    121,986     46,148     46,148    146,149

  @ 65      1,000     69,761     13,801     13,801    113,802     40,866     40,866    140,866    136,649    136,649    236,649


    Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                                     PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                       PAGE 2 OF 2
                                   STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                               INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX INDIVIDUAL EDGE -- A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        533          0    100,533        576          0    100,577        621          0    100,621
     2      1,000      2,153      1,195          0    101,196      1,321          0    101,322      1,453          0    101,453
     3      1,000      3,310      1,836        315    101,836      2,086        565    102,087      2,358        837    102,358
     4      1,000      4,526      2,453        932    102,453      2,871      1,350    102,871      3,342      1,821    103,342
     5      1,000      5,802      3,045      1,524    103,046      3,674      2,153    103,674      4,411      2,890    104,412

     6      1,000      7,142      3,612      2,335    103,613      4,495      3,218    104,496      5,573      4,296    105,574
     7      1,000      8,549      4,152      3,118    104,152      5,333      4,299    105,334      6,834      5,800    106,835
     8      1,000     10,027      4,664      3,873    104,664      6,187      5,396    106,188      8,204      7,413    108,205
     9      1,000     11,578      5,149      4,754    105,150      7,059      6,664    107,060      9,694      9,299    109,694
    10      1,000     13,207      5,608      5,608    105,609      7,949      7,949    107,950     11,316     11,316    111,317

    11      1,000     14,917      6,040      6,040    106,040      8,857      8,857    108,857     13,083     13,083    113,083
    12      1,000     16,713      6,445      6,445    106,445      9,782      9,782    109,783     15,008     15,008    115,008
    13      1,000     18,599      6,820      6,820    106,821     10,724     10,724    110,724     17,104     17,104    117,105
    14      1,000     20,579      7,165      7,165    107,166     11,681     11,681    111,681     19,389     19,389    119,389
    15      1,000     22,657      7,480      7,480    107,480     12,652     12,652    112,652     21,878     21,878    121,879

    16      1,000     24,840      7,804      7,804    107,805     13,711     13,711    113,711     24,728     24,728    124,728
    17      1,000     27,132      8,094      8,094    108,094     14,789     14,789    114,789     27,850     27,850    127,851
    18      1,000     29,539      8,345      8,345    108,346     15,882     15,882    115,882     31,272     31,272    131,272
    19      1,000     32,066      8,553      8,553    108,553     16,985     16,985    116,986     35,018     35,018    135,019
    20      1,000     34,719      8,716      8,716    108,717     18,098     18,098    118,099     39,123     39,123    139,123

  @ 65      1,000     69,761      7,426      7,426    107,427     29,177     29,177    129,177    110,039    110,039    210,039


    Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.


    Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.77% for 15 years, then 1.22% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


    This illustration assumes a premium tax of 2.25%.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-laws of Phoenix Home Life provides that:
"To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(E)(2)(4)
                   UNDER THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

    The facing sheet.


    The Prospectus describing Phoenix Home Life Mutual Insurance Company Policy Form 2667 and riders thereto (Flex Edge), consisting of 106 pages.

    The Prospectus describing Phoenix Home Life Mutual Insurance Company Policy Forms V601 and V603 and riders thereto (Joint Edge and Flex Edge Success), consisting of 112 pages.

    The Prospectus describing Phoenix Home Life Mutual Insurance Company Policy Form V603(PIE) and riders thereto (Phoenix Individual Edge), consisting of 106 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations Description and Undertaking Pursuant to Paragraph
    (b)(13)(iii)(F) of Rule 6e-3(T) under the Investment Company Act of 1940.

    The signature page.

    The Powers of Attorney.

    Written consents of the following persons:


         (a)   Edwin L. Kerr, Esq.

         (b)   PricewaterhouseCoopers LLP

         (c)   Paul M. Fischer, FSA, CLU, ChFC


    The following exhibits:

    1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


    A.   (1)   Resolution of the Board of Directors of Phoenix Mutual
               establishing the VUL Account filed with registrant's Registration
               Statement on July 21, 1988 and filed via Edgar with Post-
               Effective Amendment No. 18 on December 17, 1999, is incorporated herein by reference.


         (2)   Not Applicable.

         (3)   Distribution of Policies:


               (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar with registrant's Post-Effective Amendment No. 15 on April 30, 1998 is incorporated herein by reference.

               (b) Form of Broker-Dealer Supervisory Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with registrant's Post-Effective Amendment No. 15 on April 30, 1998 is incorporated herein by reference.


               (c)  Not Applicable.

         (4)   Not Applicable.

         (5)   Specimen Policies with optional riders.


               (a) Flex Edge--Flexible Premium Variable Universal Life Insurance Policy Form Number 2667 of Depositor, together with Amendment Permitting Face Amount Increases VR01, Death Benefit Protection Rider VR02, Variable Life Policy Exchange Option Rider VR08, Death Benefit Option - Policy Amendment VR23, Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Death Benefit Options - Policy Amendment VR149, Additional Purchase Option Rider VR150, and Accelerated Living Benefit Rider VR162 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.

               (b) Joint Edge--Flexible Premium Joint Variable Universal Life Policy Form Number V601 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Survivor Insurance Purchase Option Rider VR03, Variable Joint Life Policy Exchange Option Rider VR04, Disability Benefit to Age 65 Rider VR05, and Term Insurance Rider VR06 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.

               (c) Flex Edge Success--Flexible Premium Variable Universal Life Insurance Policy Form Number V603 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Purchase Protector Rider VR150, Living Benefit Rider VR162, Whole Life Exchange Option Rider VR08, Cash Value Accumulation Test Rider VR11 and Death Benefit Protection Rider VR14 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.


               (d) Phoenix Individual Edge--Flexible Premium Variable Universal Life Insurance Policy Form Number V603(PIE) of Depositor, together with Policy Term Rider VR33, filed via Edgar with registrant's Post-Effective Amendment No. 17 on July 27, 1999 and is incorporated herein by reference.


         (6)   (a)  Charter of Phoenix Home Life filed via Edgar with
                    registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.


               (b) By-laws of Phoenix Home Life filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference.


         (7)   Not Applicable.

         (8)   Not Applicable.

         (9)   Not Applicable.


         (10)  (a)  Forms of Application for each of Flex Edge, Joint Edge and Flex Edge Success filed via Edgar with registrant's Post-Effective Amendment No. 13 on April 26, 1996, are incorporated herein by reference.

               (b) Form of Application for Phoenix Individual Edge, filed via Edgar with registrant's Post-Effective Amendment No. 17 on July 27, 1999, is incorporated herein by reference.


         (11) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies filed via Edgar with Registrant's Post-Effective Amendment No. 15 on April 30, 1998 is incorporated herein by reference.

    2.   See Exhibit 1.A(5).


    3. Opinion of Edwin L. Kerr, Esq., Counsel of Depositor, as to the legality of the securities registered filed via Edgar with registrant's Post-Effective Amendment No. 18 on December 17, 1999 is incorporated herein by reference.

    4. Opinion of Paul M. Fischer, Actuary, as to Illustrations. (See Exhibit 9 below.)


    5. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

    6.   Not Applicable.


    7.   Consent of PricewaterhouseCoopers LLP, filed via Edgar herewith.

    8.   Consent of Edwin L. Kerr, Esq., filed via Edgar herewith.

    9. Opinion and Consent of Paul M. Fischer, FSA, CLU, ChFC, filed via Edgar herewith.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 28th day of April, 2000.


                              PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                              -------------------------------------------------
                                                 (Registrant)



                              By:  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                   ------------------------------------------
                                                  (Depositor)



                              By:  /s/ Dona D. Young
                                   ------------------------------------------

                                   *Dona D. Young, President



ATTEST:          /s/ John H. Beers
       ------------------------------------------
              John H. Beers, Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on this 28th day of April, 2000.

                SIGNATURE                     TITLE
                ---------                     -----

                                              Director
----------------------------------------
             *Sal H. Alfiero

                                              Director
----------------------------------------
             *John C. Bacot

                                              Director
----------------------------------------
            *Arthur P. Byrne

                                              Director
----------------------------------------
           *Richard N. Cooper

                                              Director
----------------------------------------
            *Gordon J. Davis

                                              Director and Chief
----------------------------------------      Executive Officer
          *Robert W. Fiondella


                                              Director
----------------------------------------
             *John E. Haire

                                              Director
----------------------------------------
          *Jerry J. Jasinowski

                                              Director
----------------------------------------
           *John W. Johnstone

                                              Director
----------------------------------------
          *Marilyn E. LaMarche

                SIGNATURE                     TITLE
                ---------                     -----


                                              Director
----------------------------------------
          *Philip R. McLoughlin

                                              Director
----------------------------------------
             *Indra K. Nooyi

                                              Director
----------------------------------------
            *Robert F. Vizza

                                              Director, President
----------------------------------------
              Dona D. Young

                                              Director
----------------------------------------
            *Robert G. Wilson

                                              Executive Vice President and
----------------------------------------      Chief Financial Officer
           *David W. Searfoss






By:      /s/ Dona D. Young
    ----------------------------
    *Dona D. Young as Attorney in Fact pursuant to Powers of Attorney, copies of which were previously filed.


                                      S-2